SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITES                    [ ]
   ACT OF 1933 (File No. 2-39663)

Pre-effective Amendment No.                                   [ ]
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Post-Effective Amendment No. 57                               [X]
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                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT                   [X]
   COMPANY ACT OF 1940 (File No. 811-2168)

Amendment No. 37                                              [ ]
(Check appropriate box or boxes)


                            ACTIVA MUTUAL FUND TRUST
               (Exact Name of Registrant as Specified in Charter)

2905 Lucerne Dr SE, Suite 200, Grand Rapids, Michigan         49546-7116
(Address of Principal Executive Office)                        (Zip Code)

       Registrant's Telephone Number, including Area Code: (616) 588-5380

               Allan D. Engel, President, Secretary, and Treasurer
                               Activa Mutual Fund
                         2905 Lucerne Dr, SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)

     [X] on April 27, 2007 pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a) (1)

     [ ] on (date) pursuant to paragraph (a) (1)

     [ ] 75 days after filing pursuant to paragraph (a) (2)

     [ ] on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

The Exhibit Index begins on Page C-1.

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART A

                Information Required in a Prospectus for Class A

                               ACTIVA MUTUAL FUNDS
                           2905 LUCERNE SE, SUITE 200
                           GRAND RAPIDS MICHIGAN 49546
                                 (616) 588-5380
                                 (800) 346-2670

                                   PROSPECTUS
                                 April 27, 2007



                  Activa Intermediate Bond Fund
                         Sub-Adviser: McDonnell Investment Management, LLC

                  Activa Value Fund
                         Sub-Adviser: Wellington Management Company, LLP

                  Activa Growth Fund
                         Sub-Adviser: BlackRock Capital Management, Inc.

                  Activa International Fund
                         Sub-Adviser: Tradewinds Global Investors, LLC






         A selection of stock and bond funds managed by professional advisers, which are designed to help investors meet their financial goals.

         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


Contents                                                          Page

Facts at a Glance                                                   1

Activa Intermediate Bond Fund                                       2

Activa Value Fund                                                   4

Activa Growth Fund                                                  6

Activa International Fund                                           8

Expenses                                                           10

Organization and Management                                        11
      Organization of the Fund                                     11
      Investment Management                                        11
      The Sub-Advisers                                             11
      Fundamental Investment Policies                              12
      Portfolio Disclosure                                         12
      Pricing of Fund Shares                                       13
      Purchase of Fund Shares                                      13
      How Shares are Redeemed                                      13
      Exchange Privilege                                           15
      Redemption of Shares in Low Balance Accounts                 15
      Market Timing and Excessive Trading Activity                 15
      Internet Address                                             16
      Retirement Plans                                             16
      Dividend & Capital Gain Distributions to Shareholders        16
      Tax Consequences                                             16
      Distribution Plan                                            16
      Shareholder Inquiries                                        17

Risk Factors and Special Considerations                            18
     General Investment Risks                                      18
     International Investment Risks and Considerations             18
     Fixed Income Securities Risks                                 20
     Other Risks                                                   20
     Intermediate Bond Fund Policy                                 21

Financial Highlights                                               22




                               Activa Mutual Funds
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                          (616) 588-5380 (800) 346-2670

                               ACTIVA MUTUAL FUNDS

                                FACTS AT A GLANCE

INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
   Each of the four Activa mutual funds (the "Funds") seeks as high a return over time as is consistent with its particular investment strategy and level of potential risk. There is no assurance the funds will achieve their objective.

INVESTMENT STRATEGIES
------------------------------------------------------------------------------
   Activa Intermediate Bond Fund. A bond fund which seeks as high a level of income as is consistent with moderate risk of capital and maintenance of liquidity. Total return also may be a factor in portfolio selection. The Fund invests primarily in marketable debt securities.

   Activa Value Fund. A stock fund which seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund's principal objective. The Fund invests primarily in stocks believed by the Fund to be undervalued by the marketplace with above-average potential for capital appreciation.

   Activa Growth Fund. A stock fund which seeks long-term growth of capital appreciation. The Fund invests primarily in stocks believed by the Fund to have long-term growth potential.

   Activa International Fund. A stock fund which seeks maximum long-term capital appreciation. The Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

INVESTMENT MANAGEMENT
------------------------------------------------------------------------------
   Activa Asset Management, LLC is responsible for the overall administration and management of each fund. Day-to-day decisions with respect to the purchase and sale of securities are made by each Fund's Sub-Adviser. The Sub-Advisers have been selected by Activa Asset Management, LLC and the Board of Trustees of each Fund.

                          ACTIVA INTERMEDIATE BOND FUND


INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
   The Fund seeks as high a level of current income as is consistent with moderate risk of capital and maintenance of liquidity. Total return also may be a factor in portfolio selection.

INVESTMENT APPROACH
-------------------------------------------------------------------------------
   The Fund invests primarily in investment-grade debt securities, including U.S. Government and agency securities, corporate bonds, asset-backed and mortgage-backed securities. The Fund will purchase only securities that are rated within the four highest categories (AAA, AA, A, BBB) by at least one national rating agency. Under normal circumstances, at least 80% of the Fund's assets will be invested in bonds. The average maturity of securities held by the Fund is expected to be three to ten years.

   The Fund's Sub-Adviser, McDonnell Investment Management, LLC, analyzes a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, in order to establish the desired average maturity for the Fund. Investments are made across different sectors for diversification and to take advantage of yield spreads.

RISK FACTORS
-------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. For example, the issuer of a portfolio security could default on its obligation. Or an unexpected rise in interest rates could lead to a loss in share price. Interest rate changes have a greater affect on fixed income securities with longer maturity. For additional information regarding risk factors, please see the section entitled "Risk and Special Considerations".

   An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE
-------------------------------------------------------------------------------
   The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second provides indication of the risks of investing in the Fund by comparing the Fund's performance over time to that of the Lehman Bros. Aggregate Bond Index.

   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
-------------------------------------------------------------------------------

[COLUMN CHART]

Annual Total Return of the Activa Intermediate Bond Fund

2000            9.84%
2001            8.49%
2002            8.85%
2003            3.49%
2004            3.86%
2005            1.70%
2006            3.68%


During the periods shown in the chart, the Fund's highest return for a quarter was 4.86% (quarter ending September 30, 2001), and the Fund's lowest return for a quarter was -2.65% (quarter ending June 30, 2004).


                                                          Average Annual Total Return
                                                        Periods Ended December 31, 2006
                                                                                  Since Inception
                                                      One Year    Five Year          8/30/99
   Activa Intermediate Bond Fund
            Return Before Taxes                       3.68%           4.29%            5.48%
            Return After Taxes on
                 Distributions *                      2.09%           2.49%            3.46%
            Return After Taxes on
                 Distributions and Sale
                 of Fund Shares*                      2.36%           2.66%            3.50%
         Lehman Bros. Aggregate Bond Index**          4.33%           5.06%            6.30%

  *After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

  **The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses or reduced for federal income taxes.

                                ACTIVA VALUE FUND


INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
   The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund's principal objective.

INVESTMENT APPROACH
-------------------------------------------------------------------------------
   The Fund invests primarily in common stocks of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace.

   The Fund's Sub-Adviser, Wellington Management Company, LLP ("Wellington Management"), implements the construction of the Fund's portfolio based upon the analysis and input of the firm's fundamental and quantitative research teams. Wellington Management's fundamental analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". In addition, the Fund's Sub-Adviser uses an internally-developed, quantitative analytical process to complement the Sub-Adviser's fundamental research. The quantitative valuation process uses multiple factors to determine a security's attractiveness. The factors include value and momentum categories and generally favor stocks that appear to be inexpensive and timely according to the earnings and price momentum factors. The Sub-Adviser may invest in companies with any market capitalization.

   Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

RISK FACTORS
-------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. For further information about risk factors, please see the section entitled "Risk Factors and Special Considerations".

PAST PERFORMANCE
-------------------------------------------------------------------------------
   The two tables on the next page show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second provides indication of the risks of investing in the Fund by comparing the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index").

   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
-------------------------------------------------------------------------------
[COLUMN CHART]

Annual Total Return of the Activa Value Fund

1997            22.47%
1998            10.17%
1999            -6.70%
2000            13.82%
2001            -7.05%
2002           -17.87%
2003            28.37%
2004            15.40%
2005             8.47%
2006            18.80%

During the periods shown in the chart, the Fund's highest return for a quarter was 17.65% (quarter ending June 30, 2003), and the Fund's lowest return for a quarter was -17.71% (quarter ending September 30, 2002).


                                                             Average Annual Total Return
                                                           Periods Ended December 31, 2006

                                                   One Year              Five Year          Ten Year
         Activa Value Fund
                  Return Before Taxes               18.80%                 9.41%              7.64%
                  Return After Taxes on
                       Distributions*               17.99%                 8.96%              6.18%
                  Return After Taxes on
                       Distributions and Sale
                       of Fund Shares*              13.29%                 8.00%              5.82%
         Russell 1000 Value Index**                 22.25%                10.86%             11.00%
         S&P 500**                                  15.78%                 6.18%              8.42%


*After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

**The Standard & Poor's 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies, which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses or reduced for federal income tax.

                               ACTIVA GROWTH FUND
INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
   The Fund seeks long-term growth of capital.

INVESTMENT APPROACH
-------------------------------------------------------------------------------
   The Fund invests primarily in stocks believed by the investment manager to have long-term growth potential. In selecting stocks, the Fund's Sub-Adviser, BlackRock Capital Management, Inc., seeks to identify stocks with sustainable above average earnings growth, competitive advantages and leadership positions. Generally, the Fund invests in a diversified portfolio of stocks, consistent with the Sub-Adviser's general outlook and fundamental research on particular companies. Diversification is achieved by investing in a number of different industries and companies. Additionally, the Fund attempts to manage risk by employing fundamental and quantitative analysis. While the Fund emphasizes established companies, it may also invest in other types of companies, including companies with any market capitalization.

RISK FACTORS
-------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. For further information about risk factors, please see the section entitled "Risk Factors and Special Considerations".

PAST PERFORMANCE
-------------------------------------------------------------------------------
   The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second provides indication of the risks of investing in the Fund by comparing the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Growth Index ("Growth Index").
   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
-------------------------------------------------------------------------------

[COLUMN CHART]

Annual Total Return of the Activa Growth Fund

2000            -11.01%
2001            -23.63%
2002            -33.69%
2003             28.54%
2004              9.61%
2005              5.89%
2006              3.80%

During the periods shown in the chart, the Fund's highest return for a quarter was 13.62% (quarter ending December 31, 2001), and the Fund's lowest return for a quarter was -23.36% (quarter ending September 30, 2001).


                                                                 Average Annual Total Return
                                                              Periods Ended December 31, 2006

                                                                                        Since Inception
                                                      One Year         Five Year            8/30/99
         Activa Growth Fund
                  Return Before Taxes                    3.80%           0.53%               -3.08%
                  Return After Taxes on
                      Distributions*                     3.80%           0.53%               -3.21%
                  Return After Taxes on
                      Distributions and Sale
                      of Fund Shares*                    2.47%           0.45%               -2.62%
         Russell 1000 Growth Index**                     9.07%           2.69%               -1.98%
         S&P 500**                                      15.78%           6.18%                2.61%

*After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

**The Standard & Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies, which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses or reduced for federal income taxes.

                            ACTIVA INTERNATIONAL FUND

INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
   The Fund seeks maximum long-term capital appreciation.

INVESTMENT APPROACH
-------------------------------------------------------------------------------
   The Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

   The Fund's Sub-Adviser, Tradewinds Global Investors, LLC, analyzes the financial conditions and competitiveness of individual companies worldwide. The Sub-Adviser uses fundamental research coupled with proprietary quantitative analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. Diversification is achieved by investing in a number of different countries, industries, and companies. The Fund is not required to invest a set portion of its assets in a particular geographic region or regions or a particular industry or sector. The Sub-Adviser also focuses on opportunities created by investor overreaction, misperception and short-term focus. The Fund may invest in companies with any market capitalization and the Fund may invest up to 15% in emerging markets at the time of purchase.

RISK FACTORS
-------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Investments in international stocks are subject to certain additional risks, including changing currency values, different political and regulatory environments, and other market and economic factors in the countries where the Fund invests. These risks may be especially significant in the case of emerging markets. In addition, if the Fund has a greater emphasis on investments in a particular industry or region, its share values may fluctuate in response to events affecting that industry or region. For further information about risk factors, please see the section entitled "Risk Factors and Special Considerations". The Sub-Adviser expects a high portfolio turnover rate which can be 100% or more. A high portfolio turnover rate increases the Fund's transaction costs and has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund's after tax performance.

PAST PERFORMANCE
-------------------------------------------------------------------------------
   The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second provides indication of the risks of investing in the Fund by comparing the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index") and Standard and Poor's 500 Stock Index ("S&P 500").

   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
-------------------------------------------------------------------------------

[COLUMN CHART]

Annual Total Return of the Activa International Fund

2000            -25.31%
2001            -28.96%
2002            -20.22%
2003             31.90%
2004             13.80%
2005             13.58%
2006             20.02%

During the periods shown in the chart, the Fund's highest return for a quarter was 17.06% (quarter ending June 30, 2003), and the Fund's lowest return for a quarter was -19.39% (quarter ending September 30, 2002).


                                                                  Average Annual Total Return
                                                               Periods Ended December 31, 2006

                                                                                        Since Inception
                                                       One Year        Five Year             8/30/99
         Activa International Fund
                  Return Before Taxes                    20.02%          10.30%               2.87%
                  Return After Taxes on
                       Distributions*                    18.09%           9.88%               2.09%
                  Return After Taxes on
                       Distributions and Sale
                       of Fund Shares*                   14.90%           8.89%               2.08%
         MSCI EAFE Index**                               26.86%          15.43%               7.00%
         S&P 500**                                       15.78%           6.18%               2.61%

  *After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

**The MSCI EAFE Index represents an unmanaged index of over 1000 foreign common stock prices and the Standard & Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market. Neither index is impacted by the Fund's operating expenses or reduced for federal income taxes.

                                    EXPENSES

This Table describes the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

   Shareholder Transaction Expenses (Fees Paid Directly from Your Investment) for each Fund.

         Maximum Sales Charge Imposed on Purchases (Load)           None
         Maximum Deferred Sales Charge (Load)                       None
         Maximum Sales Charge (Load) Imposed on                     None
                   Reinvested Dividends
         Redemption Fee                                             None
         Exchange Fee                                               None

                 Annual Fund Operating Expenses Paid by the Fund

                                                     Bond          Value        Growth       International
         Management Fees                             0.36%          0.57%        0.70%          0.85%
         Distribution & Service (12b-1) Fees         0.10%          0.10%        0.10%          0.10%
         Other Expenses                              0.30%          0.46%        0.64%          0.48%
                                                     -----          -----        -----          -----
         Total Annual Fund Operating Expenses        0.76%          1.13%        1.44%          1.43%

   Total Fund Operating Expenses for all Funds, except for the Value Fund, are based upon total expenses incurred by each of the Funds for the year ended December 31, 2006. The Value Fund Operating Expenses are based upon total expenses incurred by the Fund for Class A for the year ended December 31, 2006. The maximum amount presently authorized by the Trustees under the Trust's distribution plan is 0.10 of 1% for each Fund plus any incentives paid to third parties in connection with new fund sales, but not to exceed an aggregate of ..25% of Fund assets. There were no third party incentive payments during the year ended December 31, 2006.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investment in other mutual funds.

   The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                1 Year            3 Years           5 Years          10 Years
                                ------            -------           -------          --------
         Bond Fund               $78               $243              $422             $942
         Value Fund              $115              $359              $622             $1375
         Growth Fund             $147              $456              $787             $1724
         International Fund      $146              $452              $782             $1713


                           ORGANIZATION AND MANAGEMENT

ORGANIZATION OF THE FUNDS
-------------------------------------------------------------------------------
   Each Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Funds are governed by a Board of Trustees, which meets regularly to review the Funds' investments, performance, expenses, and other business affairs.

INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------
   Activa Asset Management LLC ("Activa") serves as the Investment Adviser of each Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for each Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Funds.

   Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for each Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of each Fund. The Sub-Advisers make investment decisions on behalf of the Funds and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Funds, is responsible for paying their fees.

   Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in a Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if a Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.

   Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

   Activa's fees for serving as Investment Adviser are set forth as management fees in the section entitled "Expenses". A discussion regarding the basis for the Board of Trustees approving the Advisory and Services Agreement and the Sub-Advisers' Agreements is available in the Fund's Semi-Annual Report to Shareholders for the period ended June 30, 2006.

THE SUB-ADVISERS
-------------------------------------------------------------------------------
   Intermediate Bond Fund - The Sub-Adviser of Activa Intermediate Bond Fund is McDonnell Investment Management, LLC (McDonnell), located at 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell currently manages over $11.0 billion (as of 12/31/06) for institutional and individual investors.

   Mark J. Giura, Managing Director and Director of the Investment Grade Taxable Client Group for McDonnell, Dirck D. Davis, Vice President and Senior Portfolio Manager in the Investment Grade Taxable Client Group, and Thomas W. O'Connell, Vice President and Portfolio Manager in the Investment Grade Taxable Client Group, are primarily responsible for the day-to-day management of the Fund's portfolio.

   Mr. Giura is the lead member of the portfolio management team responsible for overseeing and developing the overall Fund strategy, as well as directing the implementation of the strategy and monitoring overall risk management on the Fund. Mr. Davis is responsible primarily for the implementation and management of the Fund's strategy in the mortgage and asset-backed sectors, and Mr. O'Connell is responsible primarily for the implementing and management of the Fund's strategy in the corporate sector. Additionally, Mr. Davis and Mr. O'Connell both assist in the overall risk management of the Fund.

   Prior to joining McDonnell, Mr. Giura served as Vice President and Senior Portfolio Manager of Van Kampen Management Inc. from 1989 to October 2001. Mr. Giura has over 17 years of investment industry experience. Prior to joining McDonnell, Mr. Davis was a fixed income portfolio manager at Van Kampen Management Inc. from 1991 to October 2001 and has over 17 years of investment industry experience. Prior to joining McDonnell, Mr. O'Connell served as a Corporate Bond Trader at J.P. Morgan Securities Inc. (formerly Banc One Capital Markets) from 1999 to October 2005 and has more than 23 years of investment industry experience.

   Value Fund - The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts. Wellington Management currently manages over $575 billion (as of 12/31/06) for institutional and individual investors. Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer is primarily responsible for the day-to-day management of the Fund. She has served in this capacity since 2000. The Sub-Adviser and portfolio manager have managed the Value Fund since January 1, 2000.

   Growth Fund - The Sub-Adviser of the Activa Growth Fund is BlackRock Capital Management, Inc., 100 Bellevue Parkway, Wilmington, Delaware. BlackRock currently manages over $452.7 billion (as of 12/31/05) for individual and institutional investors. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund are Jeffrey R. Lindsey, CFA, and Edward P. Dowd. Messrs. Lindsey and Dowd lead BlackRock's Fundamental Large Cap Growth Equity Team, which consists of four investment professionals. The Sub-Adviser and its predecessor has managed the Growth Fund since inception on September 1, 1999.

   Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research and Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Lindsey, a co-portfolio manager of the SSR Legacy Fund since 2002, was a Managing Director and the Chief Investment Officer-Growth beginning in 2003, and was responsible for overseeing all of SSRM's growth and core products. He was employed by SSRM beginning in September 2002, at which time he became responsible for managing the Fund's portfolio. During the past five years, he has also served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

   Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in November 2002 and was a co-portfolio manager of the SSR Legacy Fund and he became responsible for managing the Fund's portfolio. During the past five years, he also served as a Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jennrette.

   International Fund - The Sub-Adviser of Activa International Fund is Tradewinds Global Investors, LLC, 2049 Century Park East, 20th Floor, Los Angeles, CA 90067. The Sub-Adviser is a wholly-owned subsidiary of NWQ Holdings, LLC which is a wholly-owned subsidiary of Nuveen Investments, Inc. 333 West Wacker Drive, Chicago, Illinois 60606. Tradewinds currently manages over $31.9 billion (as of 12/31/06) for individual and institutional investors. The portfolio manager who is primarily responsible for day to day management of the Fund's investments is Paul Hechmer. Mr. Hechmer, Managing Director and International Portfolio Manager,. joined Tradewinds in March 2006 and serves on the executive committee. Previously, Mr. Hechmer was a Managing Director and International Portfolio Manager for NWQ Investment Management Company, LLC from 2001 to 2006. He has more than 13 years of experience as an investment manager. The Sub-Adviser and portfolio manager have managed the International Fund since April 1, 2005.

   Additional information regarding portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of securities in the Fund is contained in the Statement of Additional Information.

FUNDAMENTAL INVESTMENT POLICIES
-------------------------------------------------------------------------------
   The fundamental investment policies contained in each Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of each Fund may change any other policies or investment strategies.

PORTFOLIO DISCLOSURE
-------------------------------------------------------------------------------
   The Fund has adopted policies and procedures with respect to the disclosure of each of the Fund's portfolio securities. A description of the policies and procedures can be found in each Fund's Statement of Additional Information.

PRICING OF FUND SHARES
-------------------------------------------------------------------------------
   The net asset value of each Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

   To the extent that each Fund's assets are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

   Each Fund's investments are generally valued on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
-------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment for each Fund is $500 or more. Additional investments of $50 or more can be made at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Asset Management" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

   All purchases will be made at the Net Asset Value per share next calculated after the Fund receives your investment and application in proper form.

   The National Association of Securities Dealers (NASD) has set up the NASD Regulation Public Disclosure Program to provide investors with information and education. A copy of the brochure "NASD Regulation's Public Disclosure Program:
An Information Service for Investors" may be obtained by contacting the NASD Regulation's Hotline Number at (800) 289-9999 or by visiting their website at www.nasdr.com.

HOW SHARES ARE REDEEMED
-------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by mail or telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Issuing redemption proceeds may take up to 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:
-------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne S.E., Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
--------
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670 on any business day. Requests received after the market has closed, usually 4:00 p.m. Eastern Time, will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by phone. Certificated shares cannot be redeemed by the telephone exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
---------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
-------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.

   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the accounts are of the same type and the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

CUSTOMER IDENTIFICATION PROGRAM
-------------------------------------------------------------------------------
    To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

   Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNTS
-------------------------------------------------------------------------------
   If the value of your Fund account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
-------------------------------------------------------------------------------
    The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity for each Fund. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities. Fund's that invest in overseas markets, such as the Activa International Fund, may be vulnerable to time zone arbitrage because of the time delay between the closing of those markets and the pricing of Fund shares.

INTERNET ADDRESS
-------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

RETIREMENT PLANS
-------------------------------------------------------------------------------
   The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------
   Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year.

   All distributions may be received in cash or reinvested in additional shares of the Fund at their net asset value at the time of distribution. This election can be changed at any time by requesting a change in writing, signed by all account owners.

   All or your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAX CONSEQUENCES
-------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will be taxable to shareholders, and subsequently, relieve the Fund of all federal income taxes. Distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Distributions, whether in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Shareholders will receive a statement (Form 1099-DIV) annually informing them of the amount of the income and capital gains which have been distributed by the Fund during the calendar year.

   Shareholders may realize a capital gain or loss when shares are redeemed or exchanged. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.

DISTRIBUTION PLAN
-------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund plus any incentives paid to third parties in connection with new fund sales, but not to exceed an aggregate of .25% of the Fund assets. There were no third party incentive payments during the year ended December 31, 2006. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

SHAREHOLDER INQUIRIES
-------------------------------------------------------------------------------
   Shareholder inquiries regarding each Fund should be directed to the Fund by writing, telephoning or emailing the Fund as follows:

   Activa Mutual Funds Trust
   2905 Lucerne SE Suite 200
   Grand Rapids MI 49546
   1-800-346-2670
   activafunds@activafunds.com

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

GENERAL INVESTMENT RISKS
-------------------------------------------------------------------------------
     Information about the principal investment strategies and related risks for each of the Funds is set forth in this Prospectus. Additional information about each Fund's investment strategies and risks is contained in the Statement of Additional Information ("SAI") which may be obtained by writing or telephoning the Fund. Each Fund's SAI is also available on the Fund's website at www.activafunds.com.

     Stock Market Risks. The value of securities in all of the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. Each Fund's portfolio will reflect changes in prices of individual portfolio securities or general changes in security valuations. Consequently, the Fund's share price may decline and you could lose money.

     The Fund's Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.

     Sector Risks. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more or less of the portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

     Policy Restriction. As a matter of policy, effective June 30, 2002, the Funds will not invest in securities issued by Proctor and Gamble Company. This may have an adverse effect on the performance of the Funds relative to their indices.

INTERNATIONAL INVESTMENT RISKS AND CONSIDERATIONS
-------------------------------------------------------------------------------
     Foreign Securities. All of the Funds may invest in foreign securities as a non-principal strategy. The International Fund invests in foreign securities as a principal strategy.

     Currency Fluctuations. When a Fund invests in instruments issued by foreign companies, the principal, income and sales proceeds may be paid to the Fund in local foreign currencies. A reduction in the value of local currencies relative to the U.S. dollar could mean a corresponding reduction in the value of a Fund's investments. Also, a Fund may incur costs when converting from one currency to another.

     Social, Political and Economic Factors. The economies of many of the countries where the Funds may invest may be subject to a substantially greater degree of social, political and economic instability than the United States. This instability might impair the financial conditions of issuers or disrupt the financial markets in which the Funds invest.

     The economies of foreign countries may differ significantly from the economy of the United States as to, for example, the rate of growth of gross domestic product or rate of inflation. Governments of many foreign countries continue to exercise substantial control over private enterprise and own or control many companies. Government actions could have a significant impact on economic conditions in certain countries which could affect the value of the securities in the Fund.

     Inflation. Certain foreign countries, especially many emerging countries, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Rapid fluctuations in inflation rates and wage and price controls may continue to have unpredictable effects on the economies, companies and securities markets of these countries.

     Differences in Securities Markets. The securities markets in foreign countries have substantially less trading volume than the markets in the United States and debt and equity securities of many companies listed on such markets may be less liquid and more volatile than comparable securities in the United States. Some of the stock exchanges in foreign countries, to the extent that established markets exist, are in the earlier stages of their development. The limited liquidity of certain securities markets may affect the ability of each Fund to buy and sell securities at the desired price and time.

     Trading practices in certain foreign countries are also significantly different from those in the United Sates. Although brokerage commissions are generally higher than those in the U.S., the Sub-Advisers will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.

     Industry and Regional Exposure. At times, the Fund may increase the relative emphasis of its investments in a particular industry or region of the world. Stocks of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others. If the Fund has a greater emphasis on investments in a particular industry or region, its share values may fluctuate in response to events affecting that industry or that region.

     Custodial and Registration Procedures. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

     Government Supervision of Securities Markets. Disclosure and regulatory standards in many foreign countries are, in many respects, less stringent than those in the United States. There may be less government supervision and regulation of securities exchanges, listed companies, investors, and brokers in foreign countries than in the United States, and enforcement of existing regulations may be extremely limited.

     Financial Information and Reporting Standards. Issuers in foreign countries are generally subject to accounting, auditing, and financial standards and requirements that differ, in some cases materially, from those in the United States. In particular, the assets and profits appearing in financial statements may not reflect their financial position or results in the way they would be reflected had the statements been prepared in accordance with U.S. generally accepted accounting principles. Consequently, financial data may not reflect the true condition of those issuers and securities markets.

     Emerging Market Risk. Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and periodic episodes of hyperinflation and currency devaluations. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

     Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.

     The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund's share price to decline.

FIXED INCOME SECURITIES RISKS
-------------------------------------------------------------------------------
   All of the Funds may invest in debt securities as a non-principal strategy.

The Intermediate Bond Fund invests in debt securities as a principal strategy. Fixed income securities are subject to the following risks:

     Market/Maturity Risk. Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater affect on fixed income securities with longer maturity.

     Credit Risk. Credit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Fund will lose money.

     Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk.

     Prepayment Risk. Prepayment risk is the possibility that an issuer may redeem a fixed income security before maturity . An increase in the likelihood of a prepayment may reduce the security's price. If a fixed income security is prepaid, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

     Liquidity Risks. Fixed income securities that have not been rated or that are not widely held may trade less frequently than other securities. This may increase the price volatility of these securities.

     Foreign Risks. Foreign debt securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Debt securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign debt securities may be more volatile and less liquid than similar securities traded in the U.S.

OTHER RISKS
-------------------------------------------------------------------------------
   Repurchase Agreements and Risks. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Fund and its Sub-Advisers.

   Temporary Investments and Risks. Each Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in a Fund failing to achieve its investment objective.

   Lending of Portfolio Securities' Risk. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 33 1/3% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

     There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

   Derivative Transactions Risks. Each of the Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

     Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

     Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

     When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

     Small and Medium-size Company Risk. To the extent that the Funds invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

INTERMEDIATE BOND FUND POLICY
-------------------------------------------------------------------------------
     The Intermediate Bond Fund's policy is to invest at least 80% of its assets in bonds. The Fund will not change this policy without providing the Fund's shareholders at least 60 days prior notice.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
   The following table presents financial highlights for the Activa Funds.

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.



                                                                         INTERMEDIATE BOND FUND

Per share outstanding for each year               Year Ended    Year Ended     Year Ended    Year Ended     Year Ended
                                                   12/31/06      12/31/05       12/31/04      12/31/03       12/31/02
                                                   --------      --------       --------      --------       --------

Net Asset Value, beginning of period                    $9.91         $10.21        $10.28         $10.71        $10.39

Income from investment operations:
     Net investment income (loss)                        0.43           0.44          0.41           0.46          0.53
     Net realized and unrealized gains (losses)
     on securities                                     (0.08)         (0.27)        (0.02)         (0.09)          0.36
                                                 -----------------------------------------------------------------------
Total from investment operations                         0.35           0.17          0.39           0.37          0.89

Less Distributions:
     Dividends from net investment income                0.43           0.44          0.41           0.46          0.53
     Dividends in excess of net investment income           -              -             -              -             -
     Distributions from capital gains                       -           0.03          0.05           0.34          0.04
                                                 -----------------------------------------------------------------------

Total Distributions                                      0.43           0.47          0.46           0.80          0.57
                                                 -----------------------------------------------------------------------
Net Asset Value, end of period                          $9.83          $9.91        $10.21         $10.28        $10.71

Total Return                                            3.68%          1.70%         3.86%          3.49%         8.85%
     Ratios and Supplemental Data
Net assets, end of period                         $90,694,737   $121,684,933  $176,449,413   $169,963,044  $164,162,796
Ratio of expenses to average net assets                  0.8%           0.7%          0.7%           0.7%          0.7%
Ratio of net income (loss) to average net assets         4.4%           4.0%          4.0%           4.6%          5.3%
Portfolio turnover rate                                 53.1%          94.6%         76.2%         104.0%         52.3%


                                                                               VALUE FUND

Per share outstanding for each year               Year Ended    Year Ended     Year Ended    Year Ended     Year Ended
                                                   12/31/06      12/31/05       12/31/04      12/31/03       12/31/02
                                                   --------      --------       --------      --------       --------

Net Asset Value, beginning of period                    $8.65          $8.06         $7.06          $5.56         $6.85

Income from investment operations:
     Net investment income (loss)                        0.13           0.09          0.09           0.08          0.07
     Net realized and unrealized gains (losses)
     on securities                                       1.49           0.59          1.00           1.50        (1.29)
                                                 -----------------------------------------------------------------------
Total from investment operations                         1.62           0.68          1.09           1.58        (1.22)

Less Distributions:
     Dividends from net investment income                0.13           0.09          0.09           0.08          0.07
     Dividends in excess of net investment income           -              -             -              -             -
     Distributions from capital gains                    0.33              -             -              -             -
                                                 -----------------------------------------------------------------------
Total Distributions                                      0.46           0.09          0.09           0.08          0.07
                                                 -----------------------------------------------------------------------
Net Asset Value, end of period                          $9.81          $8.65         $8.06          $7.06         $5.56

Total Return                                           18.80%          8.47%        15.40%         28.37%       -17.87%
     Ratios and Supplemental Data
Net assets, end of period                        $125,459,119   $132,596,978  $115,203,837   $135,146,120  $110,168,824
Ratio of expenses to average net assets                  1.1%           1.2%          1.2%           1.1%          1.1%
Ratio of net income (loss) to average net assets         1.4%           1.1%          1.1%           1.2%          1.0%
Portfolio turnover rate                                 63.6%          54.4%        103.8%          65.7%         84.9%


                                                                              GROWTH FUND

Per share outstanding for each year               Year Ended    Year Ended     Year Ended    Year Ended     Year Ended
                                                   12/31/06      12/31/05       12/31/04      12/31/03       12/31/02
                                                   --------      --------       --------      --------       --------

Net Asset Value, beginning of period                    $7.37          $6.96         $6.35          $4.94         $7.45

Income from investment operations:
     Net investment income (loss)                           -              -             -         (0.03)        (0.02)
     Net realized and unrealized gains (losses)
     on securities                                       0.28           0.41          0.61           1.44        (2.49)
                                                 -----------------------------------------------------------------------
Total from investment operations                         0.28           0.41          0.61           1.41        (2.51)

Less Distributions:
     Dividends from net investment income                   -              -             -              -             -
     Dividends in excess of net investment income           -              -             -              -             -
     Distributions from capital gains                       -              -             -              -             -
                                                 -----------------------------------------------------------------------
Total Distributions                                         -              -             -              -             -
                                                 -----------------------------------------------------------------------
Net Asset Value, end of period                          $7.65          $7.37         $6.96          $6.35         $4.94

Total Return                                            3.80%          5.89%         9.61%         28.54%       -33.69%
     Ratios and Supplemental Data
 Net assets, end of period                        $24,786,841    $24,168,127   $32,921,270    $30,019,431   $23,319,398
Ratio of expenses to average net assets                  1.4%           1.4%          1.3%           1.4%          1.4%
Ratio of net income (loss) to average net assets        -0.4%          -0.4%          0.0%          -0.5%         -0.6%
Portfolio turnover rate                                105.9%          79.0%         87.4%         101.0%        143.0%



                                                                           INTERNATIONAL FUND

Per share outstanding for each year               Year Ended    Year Ended     Year Ended    Year Ended     Year Ended
                                                   12/31/06      12/31/05       12/31/04      12/31/03       12/31/02
                                                   --------      --------       --------      --------       --------

Net Asset Value, beginning of period                    $9.12          $8.08         $7.10          $5.40         $6.77

Income from investment operations:
     Net investment income (loss)                        0.14           0.06          0.01           0.02             -
     Net realized and unrealized gains (losses)
     on securities                                       1.68           1.04          0.97           1.70        (1.37)
                                                 -----------------------------------------------------------------------
Total from investment operations                         1.82            1.1          0.98           1.72        (1.37)

Less Distributions:
     Dividends from net investment income                0.14           0.06             -           0.02             -
     Dividends in excess of net investment income           -              -             -              -             -
     Distributions from capital gains                    0.85              -             -              -             -
                                                 -----------------------------------------------------------------------
Total Distributions                                      0.99           0.06             -           0.02             -
                                                 -----------------------------------------------------------------------
Net Asset Value, end of period                          $9.95          $9.12         $8.08          $7.10         $5.40

Total Return                                           20.02%         13.58%        13.80%         31.90%       -20.22%
     Ratios and Supplemental Data
Net assets, end of period                         $42,706,931    $35,528,611   $33,327,770    $29,428,761   $22,237,059
Ratio of expenses to average net assets                  1.4%           1.6%          1.7%           1.7%          1.9%
Ratio of net income (loss) to average net assets         1.6%           1.1%          0.2%           0.5%          0.0%
Portfolio turnover rate                                 48.4%         178.3%        199.6%         188.0%        208.2%


===============================================================================
                                     ACTIVA

                                     Mutual
                                      Funds
                                   Prospectus

The Statement of Additional Information ("SAI") provides additional details about the Funds. Also, additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. You will find in each Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April 27, 2007, Annual Reports, and Semi-Annual Reports are available without charge. Investors and shareholders can request information about the Fund or make inquiries by writing or telephoning the Fund at the address or toll-free number below. The Fund's SAI and Annual and Semi-Annual Shareholder Reports are also available on the Fund's website at www.activafunds.com. The SAI is incorporated into the Prospectus by reference, and therefore, is legally part of the Prospectus.

Additional information about the Funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-202-942-8090. The Commission's web site (http://www.sec.gov) contains reports and other information on the Funds. Copies of this information are available from the Commission upon the payment of a copying fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                 April 27, 2007
                            ACTIVA MUTUAL FUNDS LOGO

==============================================================================

ACTIVA MUTUAL FUNDS
2905 Lucerne SE, Suite 200
Grand Rapids Michigan  49546
www.activafunds.com
(616) 588-5380 (800) 346-2670
Investment Company Act File #811-2168

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART A

                Information Required in a Prospectus for Class R

                               ACTIVA MUTUAL FUNDS
                           2905 LUCERNE SE, SUITE 200
                          GRAND RAPIDS, MICHIGAN 49546
                                 (616) 588-5380
                                 (800) 346-2670



                               CLASS R PROSPECTUS
                                 April 27, 2007




       The Fund's primary investment objective is capital appreciation. The Fund will attempt to meet its objective by investing in common stocks that it believes are undervalued. Income may be a factor in portfolio selection, but is secondary to the principal objective.

       This Prospectus contains information with respect to Class R shares of Activa Value Fund. Class R is offered only to tax exempt retirement and benefit plans of Alticor Inc. and its affiliates. The Fund also offers Class A shares, which are available to members of the general public. Information about Class A is contained in the Activa Funds Prospectus dated April 27, 2007, which is available upon request.

       As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                           The date of the Prospectus
                                Is April 27, 2007

                                TABLE OF CONTENTS


Contents                                                   Page

Investment Objective                                        1
Investment Approach                                         1
Risk Factors                                                1
Past Performance                                            1
Year to Year Performance                                    2
Expenses                                                    3
Financial Highlights                                        4
Organization of the Fund                                    6
Investment Management                                       6
The Sub-Adviser                                             6
Fundamental Investment Policies                             6
Portfolio Disclosure                                        6
Pricing of Fund Shares                                      6
Purchase of Fund Shares                                     7
How Shares are Redeemed                                     7
Market Timing and Excessive Trading Activity                8
Internet Address                                            8
Retirement Plans                                            8
Dividend & Capital Gain Distributions to Shareholders       8
Tax Consequences                                            8

Risk Factors and Special Considerations                     9
     Investment Risks                                       9
     Other Risks                                            9
Shareholder Inquiries                                      10



                               Activa Mutual Funds
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                          (616) 588-5380 (800) 346-2670

                                ACTIVA VALUE FUND

INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
   The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund's principal objective.

INVESTMENT APPROACH
-------------------------------------------------------------------------------
   The Fund invests primarily in common stocks of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace.

   The Fund's Sub-Adviser, Wellington Management Company, LLP ("Wellington Management"), implements the construction of the Fund's portfolio based upon the analysis and input of the firm's fundamental and quantitative research teams. Wellington Management's fundamental analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". In addition, the Fund's Sub-Adviser will use an internally-developed, quantitative analytical process to complement the Sub-Adviser's fundamental research. The quantitative valuation process uses multiple factors to determine a security's attractiveness. The factors include value and momentum categories and generally favor stocks that appear to be inexpensive and timely according to the earnings and price momentum factors. The Sub-Adviser may invest in companies with any market capitalization.

   Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

RISK FACTORS
-------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. For further information about risk factors, please see the section entitled "Risk Factors and Special Considerations".

PAST PERFORMANCE
-------------------------------------------------------------------------------
   The two tables below, show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index"). The inception date for Class R was November 1, 1998.

    The investment performance of Class R is expected to be substantially similar to Class A because both Classes invest in the same portfolio of securities and investment performance will differ only to the extent that the classes do not have the same expenses. The estimated expenses for Class R are disclosed in the Fee Expense Table.

   As with all mutual funds, past performance is not a prediction of future results.

YEAR TO YEAR PERFORMANCE
-------------------------------------------------------------------------------

[COLUMN CHART]

Annual Total Return of the Activa Value Fund

1999            -6.43%
2000            13.95%
2001            -6.92%
2002           -17.76%
2003            28.65%
2004            15.44%
2005             8.52%
2006            18.89%

   During the periods shown in the chart, the Fund's highest return for a quarter was 17.65% (quarter ending June 30, 2003), and the Fund's lowest return for a quarter was -17.68% (quarter ending September 30, 2002).


                                          Average Annual Total Return
                                        Periods Ended December 31, 2006

                                   One Year      Five Year     Since Inception
                                                                   11/1/98

   Activa Value Fund*
         - Class R                  18.89%          9.52%           5.78%
   Russell 1000 Value Index**       22.25%         10.86%           8.50%
   S&P 500**                        15.78%          6.18%           4.66%


*Wellington Management Company, LLP, has been the Fund's Sub-Adviser since December 30, 1999.

**The Standard & Poor's 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses.


                                    EXPENSES

   This Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (Fees Paid Directly From Your Investment)
            Maximum Sales Charge Imposed on Purchases (Load)    None
            Maximum Deferred Sales Charge (Load)                None
            Maximum Sales Charge (Load) Imposed on
                 Reinvested Dividends                           None
            Redemption Fee                                      None
            Exchange Fee                                        None

Annual Fund Operating Expenses Paid by the Fund
            Management Fees                                    0.57%
            Distribution & Service (12b-1) Fees                 None
            Other Expenses                                     0.48%
                                                               -----
            Total Fund Operating Expenses                      1.05%


   The following example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 Year    3 Years   5 Years   10 Years
                           ------    -------   -------   --------
   Value Fund - Class R     $107      $334      $579       $1283



FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, LLP, the independent registered public accounting firm for the Fund, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                         VALUE FUND - CLASS R

Per share outstanding for each year               Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                   12/31/06      12/31/05       12/31/04      12/31/03      12/31/02
                                                   --------      --------       --------      --------      --------

Net Asset Value, beginning of period                     8.69          $8.10         $7.09          $5.57        $6.86

Income from investment operastions:
     Net investment income (loss)                        0.14           0.10          0.08           0.07         0.07
     Net realized and unrealized gains (losses)
     on securities                                       1.50           0.59          1.01           1.52       (1.29)
                                                 ----------------------------------------------------------------------
Total from investment operations                         1.64           0.69          1.09           1.59       (1.22)

Less Distributions:
     Dividends from net investment income                0.14           0.10          0.08           0.07         0.07
     Dividends in excess of net investment income           -              -             -              -            -
     Distributions from capital gains                    0.33              -             -              -            -
                                                 ----------------------------------------------------------------------
Total Distributions                                      0.47           0.10          0.08           0.07         0.07
                                                 ----------------------------------------------------------------------

Net Asset Value, end of period                          $9.86          $8.69         $8.10          $7.09        $5.57

Total Return                                           18.89%          8.52%        15.44%         28.65%      -17.76%
    Ratios and Supplemental Data
Net assets, end of period                          $4,956,094     $4,263,646    $3,528,806     $2,204,343   $1,489,146
Ratio of expenses to average net assets                  1.1%           1.1%          1.2%           1.0%         1.0%
Ratio of net income (loss) to average net assets         1.4%           1.2%          1.4%           1.3%         1.1%
Portfolio turnover rate                                 63.6%          54.4%        103.8%          65.7%        84.9%


ORGANIZATION OF THE FUND
-------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Fund is governed by a Board of Trustees, which meets regularly to review the Fund's investments, performance, expenses, and other business affairs.

INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------
   Activa Asset Management LLC ("Activa") serves as the Investment Adviser of the Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for the Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Fund.

   Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for the Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of the Fund. The Sub-Advisers make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Fund, is responsible for paying their fees.

   Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in the Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if the Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.

   Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

   Activa's fees for serving as Investment Adviser are set forth as management fees in the section entitled "Expenses". A discussion regarding the basis for the Board of Trustees approving the Advisory and Services Agreement and the Sub-Adviser's Agreement is available in the Fund's Semi-Annual Report to Shareholders for the period ended June 30, 2006.

THE SUB-ADVISER
-------------------------------------------------------------------------------
   The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts. Wellington Management currently manages over $575 billion (as of 12/31/06) for institutional and individual investors. Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management joined the firm as an investment professional in 1998. Ms. Dwyer is primarily responsible for the day-to-day management of Activa Value Fund. She has served in this capacity since 2000. The Sub-Adviser and portfolio manager have managed the Value Fund since January 1, 2000.

   Additional information regarding portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of securities in the Fund is contained in the Statement of Additional Information.

FUNDAMENTAL INVESTMENT POLICIES
-------------------------------------------------------------------------------
   The fundamental investment policies contained in the Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of the Fund may change any other policies or investment strategies.

PORTFOLIO DISCLOSURE
-------------------------------------------------------------------------------
   The Fund has adopted policies and procedures with respect to the disclosure of each of the Fund's portfolio securities. A description of the policies and procedures can be found in the Fund's Statement of Additional Information.

PRICING OF FUND SHARES
-------------------------------------------------------------------------------
   The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is generally made at the close of business of the New York Stock Exchange, 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

   To the extent that each Fund's assets are traded in markets other than the New York Stock Exchange, on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

   Each Fund's investments are generally valued on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
-------------------------------------------------------------------------------
   Class R Shares are offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants

   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

   The National Association of Securities Dealers (NASD) has set up the NASD Regulation Public Disclosure Program to provide investors with information and education. A copy of the brochure "NASD Regulation's Public Disclosure Program:
An Information Service for Investors" may be obtained by contacting the NASD Regulation's Hotline Number at (800) 289-9999 or by visiting their website at www.nasdr.com.

HOW SHARES ARE REDEEMED
-------------------------------------------------------------------------------
   The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.

   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

   Participants in the tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
-------------------------------------------------------------------------------
    The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

INTERNET ADDRESS
-------------------------------------------------------------------------------
     Activa's Web site is located at activafunds.com. Our web site offers further information about the Activa Funds.

RETIREMENT PLANS
-------------------------------------------------------------------------------
   The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------
   The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Distributions, in the past, have been paid in December. The net investment income and capital gain distribution will be paid on a basis which is consistent with past policy. All distributions will be reinvested in additional shares of the Fund at their net asset value at the time of distribution.

TAX CONSEQUENCES
-------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.

   Shares of Class R will be held by the qualified retirement and benefit plans of Alticor Inc. and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

RISK FACTORS AND SPECIAL CONSIDERATIONS
-------------------------------------------------------------------------------
INVESTMENT RISKS
     Information about the principal investment strategies and related risks for the Fund is set forth in this Prospectus. Additional information about the Fund's investment strategies and risks is contained in the Statement of Additional Information which may be obtained by writing or telephoning the Fund. The Class R Statement of Additional Information is available on the Fund's website at www.activafunds.com.

     Stock Market Risks. The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.

     The Fund's Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.

     Sector Risks. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more of the portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

     Policy Restriction. As a matter of policy, effective June 30, 2002, the Funds will not invest in securities issued by Proctor and Gamble Company. This may have an adverse effect on the performance of the Funds relative to their indices.

OTHER RISKS
Repurchase Agreements and Risk. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Fund and its Sub-Advisers.

Temporary Investments and Risks. The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.

Lending of Portfolio Securities' Risk. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 33 1/3% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

     There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Derivative Transaction Risks. The Fund may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

     Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

     Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

     When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts of options.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

     Small and Medium-size Company Risk. To the extent that the Funds invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

SHAREHOLDER INQUIRIES
-------------------------------------------------------------------------------
   Shareholder inquiries regarding the Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of the Prospectus. Inquiries relating to a specific account should be directed to the Plan Administrator for the tax-exempt retirement and benefits plan of Alticor Inc. and its affiliates.

==============================================================================

ACTIVA
Value
Fund
Class R
Prospectus

     The Statement of Additional Information ("SAI") provides additional details about the Fund. Also, additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. You will find in the Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April 27, 2007, Annual Reports, and Semi-Annual Reports are available without charge. Investors and shareholders can request information about the Fund or make inquiries by writing or telephoning the Fund at the address or toll-free number below. The Fund's SAI and Annual and Semi-Annual Shareholder Reports are also made available free of charge on the Fund's website at www.activafunds.com. The SAI is incorporated into the Prospectus by reference, and therefore, is legally part of the Prospectus.

     Additional information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-202-942-8090. The Commission's web site (http://www.sec.gov) contains reports and other information on the Funds. Copies of this information are available from the Commission upon the payment of a copying fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



                                 April 27, 2007
                             ACTIVA MUTUAL FUND LOGO


===============================================================================

ACTIVA MUTUAL FUND
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
www.activafunds.com
Investment Company Act File #811-2168

                          ACTIVA INTERMEDIATE BOND FUND
                     (a series of Activa Mutual Fund Trust)
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                                 (616) 588-5380
                                 (800) 346-2670

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 27, 2007

         This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2006 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained, without charge, by writing or calling the Fund. This Statement of Additional Information relates to the Prospectus for the Fund dated April 27, 2007.

              Contents                                                                                      Page
              Organization  of the  Fund ..................................................................   1
              Objectives,  Policies,  and Restrictions on the Fund's Investments ..........................   1
              Income  Securities ..........................................................................   2
              Description  of  Securities  Ratings ........................................................   7
              Portfolio  Transactions and Brokerage Allocation ............................................  13
              Portfolio  Disclosure  Policy ...............................................................  14
              Principal  Shareholders .....................................................................  14
              Officers  and  Trustees  of the Fund ........................................................  14
              Investment  Adviser .........................................................................  17
              Sub-Adviser  and  Portfolio  Manager ........................................................  17
              Plan of  Distribution  and  Principal  Underwriter ..........................................  19
              Administrative  Agreement ...................................................................  19
              Transfer  Agent .............................................................................  20
              Custodian ...................................................................................  20
              Auditors ....................................................................................  20
              Pricing  of Fund  Shares ....................................................................  20
              Purchase  of  Shares ........................................................................  20
              How Shares are  Redeemed ....................................................................  20
              Exchange  Privilege .........................................................................  21
              Redemption  of Shares in Low Balance  Accounts ..............................................  22
              Market Timing and Excessive  Trading  Activity ..............................................  22
              Customer  Identification Program ............................................................  22
              Internet  Address ...........................................................................  22
              Federal  Income  Tax ........................................................................  22
              Reports to  Shareholders  and Annual Audit ..................................................  23


              The date of this Statement of Additional Information
                                is April 27, 2007

                                                               Printed in U.S.A.

                          ACTIVA INTERMEDIATE BOND FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.

   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.

   When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.

   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The investment objective of the Fund is to provide high total return consistent with moderate risk of capital and maintenance liquidity. Total return may be a factor in portfolio selection. The Fund invests primarily in investment-grade debt securities, including U.S. Government and agency securities, corporate bonds, asset-backed and mortgage-backed securities. The Fund will purchase only securities that are rated within the four highest categories (AAA, AA, A, BBB) by at least one national rating agency.

Fundamental Investment Restrictions

   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

   The Fund :

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

   An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

INCOME SECURITIES
--------------------------------------------------------------------------------
   Income securities include securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities ("U.S. Government Securities"); mortgage-backed or asset-backed securities; corporate debt securities; foreign securities including Yankee Bonds; zero-coupon or stripped securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements with respect to any of the foregoing. The following disclosure supplements disclosure in the Prospectus and does not, standing along, present a complete or accurate explanation of the matters disclosed.

   Corporate Bonds and Other Debt Securities. The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

   U.S. Treasury Securities. U.S. Treasury securities include bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

   Stripped Treasury Securities. Stripped Treasury securities are obligations representing an interest in all or a portion of the income or principal component of an underlying Treasury or pool of Treasury securities. Stripped Treasury securities include obligations entitled to receive all of the interest component but none of the principal component (IOs) and obligations entitled to receive all of the principal component but none of the interest component (POs). The market values of stripped Treasury securities tend to be more volatile in response to changes in interest rates than are those of conventional Treasury securities.

   Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government include those that are guaranteed by federal agencies or instrumentalities and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. U.S. Government Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

   Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and represent undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments or principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Sub-Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by a Fund at a premium would result in capital losses. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.

   Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA and FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest typically is paid or accrues on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

   Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payments on such securities having the highest priority after interest has been paid to all classes.

   Types of Credit Support. Mortgage-backed securities are often backed by a pool of assets representing the obligation of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

   Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollaterization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support is provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

   Asset-Backed Securities. The securitization techniques used to develop mortgage-back securities are now also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of asset-backed securities may be developed in the future.

   In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

   The Portfolio may invest in collatteralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Portfolio may invest in other asset-backed securities that have been offered to investors.

   The Portfolio may also invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds.

   Zero-coupon securities. Zero-coupon securities pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. The market values of such securities are generally subject to greater fluctuations in response to market rates of interest than bonds that pay interest currently. Because such securities allow an issuer to avoid the need to generate cash to meet current interest payments, such bonds may involve greater credit risk than bonds paying cash interest currently.

   Premium securities. The Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by the Fund at a premium are called or sold prior to maturity, the fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Additionally, the Fund generally will recognize a capital loss if it holds such securities to maturity.

   Adjustable and Floating Rate Securities. Adjustable rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. There are three main categories of indices: (i) those based on U.S. Government Securities; (ii) those derived from a calculated measure such as a cost of funds index; and (iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.

   Adjustable rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During period of declining interest rates however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Adjustable rate securities frequently limit the maximum amount the rate may be adjusted during any adjustment period, in any one year or during the term of the security.

   Defensive Strategies. In certain circumstances market conditions may, in the Sub-Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Standard and Poor's ("S&P") or Moody's Investor Services, Inc. ("Moody's) (or comparably rated by any other nationally recognized statistical rating organization ("NRSRO")); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Fund considers consistent with such strategy.

   BORROWINGS

   The Fund may borrow money from banks for temporary, emergency purposes only (such as meeting share redemption requests), although the Fund does not expect to do so in an amount exceeding 5% of its respective total assets (after giving effect to any such borrowing). Borrowing creates special risk considerations such as increased volatility in the net asset value of the shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for a Fund which can exceed the income from the assets retained.

   "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

   The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by a fund on purchases of portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

   REPURCHASE AGREEMENTS.

   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

   REVERSE REPURCHASE AGREEMENTS

   The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

   LOANS OF PORTFOLIO SECURITIES

     Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser , the Sub-Adviser, or the Distributor, unless otherwise permitted by applicable law.

   ILLIQUID  INVESTMENTS, PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES

     The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 10% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

   The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Sub-Adviser's implementation of these guidelines on a periodic basis.

   As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

   PORTFOLIO TURNOVER

   The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. A high portfolio turnover (100% or more) increases a Fund's transaction costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Sub-Adviser deems portfolio changes appropriate.

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------
   STANDARD & POOR'S - A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

   A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   A debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

     2.   Nature of and provisions of the obligation:

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

1.     LONG-TERM DEBT - INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE

   BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligors capacity or willingness to meet its financial commitment on the obligation.

   CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC:  Debt rated "CC" is currently highly vulnerable to nonpayment.

   C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

   D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   -: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposes to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

   DEBT OBLIGATIONS OR ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

   BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2.   COMMERCIAL PAPER

A-S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follow:

     A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated "A-1".

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are bases on current information furnished to S & P by the issuer or obtained from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3.   PREFERRED STOCK

     A S & P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligation. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer. The preferred stock ratings are based on the following considerations:

I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.       Nature of, and provisions of, the issuer.

III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA: This is the highest rating that may be assigned by S & P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligation.

     AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

     A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     BB, B AND CCC: Preferred stock rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BBB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     C: A preferred stock issue rated "C" is a nonpaying issue.

     D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

     NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S & P by the issuer or obtained by S & P from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE-a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1.       LONG-TERM DEBT

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protected elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA: Bonds which are rated Baa are considered a medium-grade obligation, (i.e., they are neither highly protected nor poorly secured.) Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1,2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for the reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.        An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.        There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

2.       SHORT-TERM DEBT

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

     ISSUERS RATED PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-Leading market positions in well-established industries.

-High rates of return on funds employed.

-Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-Broad margins is earnings coverage of fixed financial charges and high internal cash generation.

-Well-established access to a range of financial markets and assured sources of alternate liquidity.

     ISSUERS RATED PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     ISSUERS RATED PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

3.  PREFERRED STOCK

   Preferred stock rating symbols and their definitions are as follows:

   AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

   A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

   BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

   B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

   CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

   CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

   C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH RATING SERVICE

LONG-TERM CREDIT RATINGS (LTCR)

     When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating
(IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

     The following rating scale applies to foreign currency and local currency ratings:

INVESTMENT GRADE

     AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

SPECULATIVE GRADE

     BB: SPECULATIVE: 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: HIGHLY SPECULATIVE: For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'RR1' (outstanding).

     CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

     For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'RR2' (superior), or 'RR3' (good) or 'RR4' (average).

     CC: For issuers and performing obligations, default of some kind appears probable.

     For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

     C: For issuers and performing obligations, default is imminent.

     For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'RR6' (poor).

     RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

     D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

     - failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

     - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

     - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

     Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

     Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

     Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

     The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

     Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

     INTEREST ONLY

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

     PRINCIPAL ONLY

     Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

     RATE OF RETURN

     Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

     'PIF'

     The tranche has reached maturity and has been "paid-in-full", regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

     'NR'

     Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

     'WD'

     Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

   The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

   Many securities in which the Fund invests are traded principally in the over-the-counter market. Over-the-counter securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price a fixed amount of compensation for the financial advisers, underwriters and dealers. The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Day to day management of the portfolios of each Fund is the responsibility of a team of officers of the Sub-Adviser.

   The Sub-Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices on such transactions, the Sub-Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Sub-Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. No specific value can be assigned to such research services which are furnished without cost to the Sub-Adviser. Since statistical and other research information is only supplementary to the research efforts of the Sub-Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Sub-Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its advisory accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the

Fund, the Sub-Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considers on quality of execution and comparable commission rates, the Sub-Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

   The Sub-Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

   During the calendar years ended December 31, 2006, 2005, and 2004, the portfolio turnover rate was 53.1%, 94.6%, and 76.2%, respectively.

   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2006, the Fund owned corporate bonds of Lehman Brothers with a market value of $449,530; Goldman Sachs with a market value of $463,084; Merrill Lynch with a market value of $744,262; Morgan Stanley with a market value of $2,520; and Deutsche Bank Capital Corp. with a market value of $2,008,693. Lehman Brothers, Goldman Sachs, Merrill Lynch, Morgan Stanley, and Deutsche Bank Capital Corp. are considered regular brokers for the Fund.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------
   The Fund has adopted policies and procedures which prohibit the disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees unless the disclosure is a permitted disclosure.Permitted disclosures include third party service providers for the Fund and its advisers including the Fund Accountant, Custodian, Auditors, broker/dealers and market participants in the normal course of portfolio trading, and partieis providing analytical services, such as proxy voting, corporate actions or portfolio performance, attribution analysis and rating and ranking organizations. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2007, 9,014,028 shares, or 97.49%, of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they own substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products.

   As noted above, Alticor owns more than 25% of the Fund's outstanding shares. Accordingly, Alticor may be deemed to control the Fund. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2006 and the Nominating Committee held no meetings. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2006, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:


                                                             Term of                                       Number of      Other
Name and Address               Age      Office Held       Office/Length     Principal Occupation Last      Portfolios  Directorships
                                                          of Time Served            Five Years              in Fund      Held By
                                                                                                            Complex      Director
                                                                                                          Overseen by
                                                                                                            Director

INTERESTED TRUSTEE

James J. Rosloniec*             61   Trustee of the Fund    Perpetual/      President, Chief Operating            4            None
2905 Lucerne SE, Suite 200                                  26              Officer, JVA Enterprises I,
Grand Rapids, Michigan                                                      LLC.  President, Chief
49546                                                                       Executive Officer and
                                                                            Director, Activa Holdings
                                                                            Corp.; President, Chief
                                                                            Executive Officer of Activa
                                                                            Management Services, LLC: and
                                                                            President and Treasurer,
                                                                            Activa Mutual Fund Trust
                                                                            (1999-2002).

ADVISORY TRUSTEE

Joseph E. Victor, Jr.           59   Advisory Trustee of    Perpetual / 6   President and Chief Executive         4            None
2905 Lucerne SE, Suite 200           the Fund                               Officer, Marker Net, Inc.
Grand Rapids, Michigan 49546                                                (Crown Independent Business
                                                                            Owner affiliated with
                                                                            Quixtar, Inc.)
DISINTERESTED TRUSTEES

Donald H. Johnson               76   Trustee of the Fund    Perpetual / 14  Retired, Former Vice                  4            None
2905 Lucerne SE, Suite 200                                                  President-Treasurer, SPX
Grand Rapids, Michigan 49546                                                Corporation.

Walter T. Jones                 64   Trustee of the Fund    Perpetual / 15  Retired, Former Senior Vice           4            None
936 Sycamore Ave.                                                           President-Chief Financial
Holland, Michigan 49424                                                     Officer, Prince Corporation

Richard E. Wayman               72   Trustee of the Fund    Perpetual /  9  Retired, Former Finance               4            None
24578 Rutherford                                                            Director, Amway Corporation.
Ramona, California 92065

OFFICER

Allan D. Engel                  54   President, Secretary   Perpetual/      Vice President, Real Estate          N/A            N/A
2905 Lucerne SE, Suite 200           and Treasurer of the   26              Operations and
Grand Rapids, Michigan               Fund; President, and                   Secretary-Activa Holdings
49546                                Secretary of the                       Corp.; Vice President of
                                     Investment Adviser.                    Activa Management Services,
                                                                            LLC; Trustee, Activa Mutual
                                                                            Fund Trust (1999-2004); and
                                                                            Vice President and Assistant
                                                                            Treasurer, Activa Mutual Fund
                                                                            Trust (1999-2002).

 *Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

   The following table contains information about the Activa Funds owned by the
Trustees:

                                      Dollar Range of                    Dollar Range of
                                     Equity Securities                  Equity Securities
                                        In the Fund                    In All Activa Funds
     Names of Trustees               December 31, 2006                  December 31, 2006
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                                     -0-                           Over $100,000
ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee                            -0-                          $10,001-$50,000
DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                                     -0-                         $10,001 - $50,000
Walter T. Jones
Trustee                                     -0-                            $1 - $10,000
Richard E. Wayman
Trustee                              $10,001 - $50,000                  $50,001 - $100,000

   The following table contains information about the compensation that the Trustees received during the year ended December 31, 2006:

                                                Pension or
      Name of Person,           Trustee         Retirement       Estimated Annual    Total Compensation
         Position             Compensation  Benefits Accrued         Benefits         Paid to Trustees
                                            as Part of Fund       Upon Retirement
                                                 Expenses

INTERESTED TRUSTEE
James J. Rosloniec
Trustee                        $12,000             -0-                  -0-                $12,000
ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee               $12,000             -0-                  -0-                $12,000
DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                        $12,000             -0-                  -0-                $12,000
Walter T. Jones
Trustee                        $12,000             -0-                  -0-                $12,000
Richard E. Wayman
Trustee                        $12,000             -0-                  -0-                $12,000

   The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2006, amounted to $60,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.

   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on June 11, 1999. The Agreement provides that the Fund will pay the Investment Adviser a fee, payable quarterly, at the annual rate of .40 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets; .32 of 1% on the next $100,000,000, and .24 of 1% on assets in excess of $150,000,000. The fees paid by the Fund for investment adivsory services during the years ended December 31, 2006, 2005, and 2004 were $345,827, $508,486, and $573,718, respectively.

   Effective March 1, 2000, the Sub-Advisory Agreement between the Investment Adviser and the Fund's prior Sub-Adviser was amended to reduce the sub-advisory fee on assets in excess of $150,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount under the amended Sub-Advisory Agreement, plus 0.20% of average net assets.

   Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests of Activa. Accordingly, they may be considered controlling persons of Activa. They may also be considered controlling persons of Alticor, Inc., which is a principal shareholder of the Fund. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER

--------------------------------------------------------------------------------
   The following information relative to the Fund's Sub-Adviser and Portfolio Manager was provided by the Fund's Sub-Adviser.

SUB-ADVISER

   The Sub-Adviser of Activa Intermediate Bond Fund is McDonnell Investment Management, LLC (McDonnell), located at 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell currently manages over $11.0 billion (as of 12/31/06) for institutional and individual investors.

PORTFOLIO MANAGER

   Mark J. Giura, Managing Director and Director of the Investment Grade Taxable Client Group for McDonnell, Dirck D. Davis, Vice President and Senior Portfolio Manager in the Investment Grade Taxable Client Group, and Thomas W. O'Connell, Vice President and Portfolio Manager in the Investment Grade Taxable Client Group, are primarily responsible for the day-to-day management of the Fund's portfolio.

   Mr. Giura is the lead member of the portfolio management team responsible for overseeing and developing the overall Fund strategy, as well as directing the implementation of the strategy and monitoring overall risk management on the Fund. Mr. Davis is responsible primarily for the implementation and management of the Fund's strategy in the mortgage and asset-backed sectors, and Mr. O'Connell is responsible primarily for the implementing and management of the Fund's strategy in the corporate sector. Additionally, Mr. Davis and Mr. O'Connell both assist in the overall risk management of the Fund.

   Prior to joining McDonnell, Mr. Giura served as Vice President and Senior Portfolio Manager of Van Kampen Management Inc. from 1989 to October 2001. Mr. Giura has over 17 years of investment industry experience. Prior to joining McDonnell, Mr. Davis was a fixed income portfolio manager at Van Kampen Management Inc. from 1991 to October 2001 and has over 17 years of investment industry experience. Prior to joining McDonnell, Mr. O'Connell served as a Corporate Bond Trader at J.P. Morgan Securities Inc. (formerly Banc One Capital Markets) from 1999 to October 2005 and has more than 23 years of investment industry experience.

   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of .20 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets; .12% of 1% on the next $100,000,000 of assets in excess of $50,000,000; and .04 of 1% on assets in excess of $150,000,000. Fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2006, 2005, and 2004, were $154,704, $209,056, and
$228,959, respectively.

OTHER ACCOUNTS MANAGED - Description of Other Accounts - As of December 31, 2006, the portfolio managers of the Fund, Mark Giura, Dirck Davis and Thomas O'Connell, were responsible for approximately 170 account relationships for the Sub-Adviser, totaling approximately $3.0 billion in assets under management (excluding assets of the Fund). The portfolio managers do not manage any other accounts that constitute "registered investment companies" or "other pooled investment vehicles." Set forth below for each portfolio manager is the number of accounts managed in the "Other Accounts" category and the total assets in such accounts.

                                            Mark Giura        Thomas O' Connell         Dirck Davis
                                            ----------        -----------------         -----------
         Number of Other Accounts           170               170                       164
         Total Assets                       $3.0 billion      $3.0 billion              $2.2 billion

   Of the "Other Accounts" listed above, the advisory fees for one account managed by the Sub-Adviser with assets of $29 million were subject to a performance fee component.

CONFLICTS OF INTEREST WITH OTHER ACCOUNTS - There are certain inherent and potential conflicts of interest between the Sub-Adviser's management of the Fund and the activities of other accounts. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Fund or to dispose of investments the Fund is seeking to acquire. In addition, other accounts advised by the Sub-Adviser have different investment objectives or considerations than the Fund; thus decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. In addition, Sub-Adviser does not devote its full time to the management of any one account and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund.

   There may also be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts which Sub-Adviser advises. Although Sub-Adviser will allocate investment opportunities in a manner which it believes in good faith to be in the best interests of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner.

   The Sub-Adviser may from time to time hold on behalf of its clients positions of more than 5% of the debt or equity securities of several issuers. If the Sub-Adviser were to decide or be required for any reason to sell one or more of these positions over a short period of time, the Fund might suffer a greater loss due to the concentration of such positions than would be the case if Sub-Adviser did not take significant interests in any particular issuer.

Notwithstanding anything to the contrary above, the Sub-Adviser will resolve all conflicts of interest by exercising the good faith required of fiduciaries.

COMPENSATION - The Sub-Adviser is paid a sub-advisory fee from the Adviser. Generally, McDonnell professional personnel, including the portfolio managers listed above, are compensated with an annual salary that is fixed. Such portfolio managers also receive a variable year-end bonus that is determined based on the financial performance of the Sub-Adviser and individual performance of the portfolio manager. Components of compensation for the portfolio managers are as follows:

     o    Competitive base salary

     o    Performance based bonus pool
            -   Financial Performance of Sub-Adviser
            -   Portfolio manager performance
            -   Client satisfaction / retention

     o    Quality benefits program

     o    Company equity participation

   Portfolio manager compensation is not quantitatively based on the Fund's investment performance or on the value of the Fund's assets under management. However, the Fund's performance, which is compared against the Lehman Brothers Aggregate Bond Index, as well as the performance of other accounts managed by the Sub-Adviser, is a component of bonus compensation.

OWNERSHIP OF SECURITIES The portfolio managers do not own any securities in the Fund.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund plus any incentives paid to third parties in connection with new fund sales, but not to exceed an aggregate of .25% of the Fund assets. There were no third party incentive payments during the year ended December 31, 2006. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   During 2006 the Fund paid $95,569 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($1,742), and general and administrative services ($101,881). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

   Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund contributes the same percentage of its average net assets to the Distribution Plan.

   The Adviser acts as the exclusive agent for sales of shares of the Fund, which is a continuous offering, pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and Activa Asset Management LLC ("Activa"), Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2006, 2005, and 2004 total payments were $143,356, $224,851, and $258,575, respectively.

   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

   In return for its services, the Fund pays the Transfer Agent, a fee of $2.00 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

   To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

   The Fund's investments are generally valued at on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Asset Management" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail or telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Issuing redemption proceeds may take up to 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:

   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670 on any business day. Requests received after the market has closed, usually 4:00 p.m. Eastern Time, will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by phone. Certificated shares cannot be redeemed by the telephone exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

   Shares of each Fund may be exchanged for shares of any other Activa Fund.

   The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNTS
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
 The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------
    To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

   Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of annually paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.

   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will not qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.

   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income for the one-year period ended October 31, plus any excess of the grossed up required distribution for the preceding calendar year, over the distributed amount for such preceding calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

   Under certain circumstances, the Fund will be required to withhold 28% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.

   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.

   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.

   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.

   At least once each year, the Fund is audited by an independent registered public accounting firm appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

   The financial statements for the Fund are contained in the Fund's 2006 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                      ==========================================
                                                    Activa
                                                    Intermediate

ACTIVA INTERMEDIATE BOND FUND                       Bond
(a Series of Activa Mutual Fund Trust)              Fund
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 588-5380
(800) 346-2670

                                                               Statement of
                                                          Additional Information

                                                              April 27, 2007







                                                        ACTIVA MUTUAL FUND LOGO

                                      ==========================================





Printed in U.S.A.

                           ACTIVA VALUE FUND - CLASS A
                     (a series of Activa Mutual Fund Trust)
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                                 (616) 588-5380
                                 (800) 346-2670
                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 27, 2007

         This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Class A Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2006 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained, without charge, by writing or calling the Fund. This Statement of Additional Information relates to the Class A Prospectus for the Fund dated April 27, 2007.

         Class A is offered to members of the general public. The Fund also offers Class R shares, which are available only to tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates. Information about Class R is contained in the Class R Prospectus dated April 27, 2007, which is available upon request.

              Contents                                                                                      Page
              Organization  of the Fund ...................................................................   1
              Objectives, Policies, and Restrictions on the Fund's Investments ............................   1
              Information Concerning Certain Investment Techniques ........................................   2
              Portfolio Transactions and Brokerage Allocation .............................................  11
              Portfolio  Voting  Policy ...................................................................  11
              Portfolio  Disclosure  Policy ...............................................................  12
              Principal  Shareholders .....................................................................  12
              Officers  and  Trustees of the Fund .........................................................  12
              Investment  Adviser .........................................................................  14
              Sub-Adviser  and Portfolio  Manager .........................................................  15
              Plan of  Distribution  and Principal  Underwriter ...........................................  17
              Administrative  Agreement ...................................................................  17
              Transfer  Agent .............................................................................  18
              Custodian ...................................................................................  18
              Auditors ....................................................................................  18
              Pricing of Fund  Shares .....................................................................  18
              Purchase  of  Shares ........................................................................  19
              How Shares  are  Redeemed ...................................................................  19
              Exchange  Privilege .........................................................................  20
              Redemption of Shares in Low Balance  Accounts ...............................................  20
              Market Timing and Excessive  Trading Activity ...............................................  20
              Customer  Identification  Program ...........................................................  20
              Internet  Address ...........................................................................  21
              Federal  Income Tax .........................................................................  21
              Reports to  Shareholders  and Annual  Audit .................................................  22
              Addendum ....................................................................................   i


              The date of this Statement of Additional Information
                                is April 27, 2007

                                                               Printed in U.S.A.

                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.

   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.

   Shares of beneficial interest of Class A are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.

   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund invests primarily in common stock of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

   The Fund :

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

   In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

   An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
   DERIVATIVES.

   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Wellington Management Company, LLP (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.

   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

   FUTURE CONTRACTS.

   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

   In transactions establishing a long position in a futures contract, liquid assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, liquid assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

   OPTION

   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying liquid assets having a value equal to the aggregate face value of the option position taken.

   OPTIONS ON FUTURES CONTRACTS

   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

   LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

   SHORT SALES AGAINST THE BOX

   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

   SWAP ARRANGEMENTS

   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

   REPURCHASE AGREEMENTS.

   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

   REVERSE REPURCHASE AGREEMENTS.

   The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

   WHEN-ISSUED SECURITIES.

   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

   RESTRICTED SECURITIES.

   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

   FOREIGN INVESTMENTS.

   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or similar instruments. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

   These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

   CURRENCY TRANSACTIONS.

   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

   SECURITIES LENDING.

   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

   SHORT-TERM TRADING.

   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

   TEMPORARY AND DEFENSIVE INVESTMENTS.

   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

   INDUSTRY CLASSIFICATIONS.

   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.

   OTHER INVESTMENT COMPANIES

   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

       U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

     o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.

   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

   BANK MONEY INVESTMENTS

   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

   SHORT-TERM CORPORATE DEBT INSTRUMENTS

   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

   ZERO AND STEP COUPON SECURITIES

   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

   COMMERCIAL PAPER RATINGS

   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.

   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.

   The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.

   Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

   During the years ended December 31, 2006, 2005, and 2004, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $65,063, $68,451, and $153,688, respectively. Transactions in the amount of $449,903 involving commissions of approximately $509, were directed to brokers because of research services provided during 2006. During the calendar year ended December 31, 2006 the portfolio turnover rate was 63.6% which was a increase over the previous year's rate of 54.4%.

   The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.

   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2006, the Fund owned common stock of Bank of America with a market value of $6,343,373; common stock of Goldman Sachs with a market value of $3,408,885; common stock of Lehman Brothers with a market value of $2,015,496; and common stock of Merrill Lynch with a market value of $1,731,660. Bank of America, Goldman Sachs, Lehman Brothers and Merrill Lynch are considered regular brokers for the Fund.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------
   The Fund relies on the Sub-Adviser to vote proxies relating to portfolio securities. Attached as an addendum to this Statement of Additional Information is a copy of the Sub-Adviser's proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities is available without charge upon request by calling the toll-free number at the front of this document or on the Securities and Exchange Commission's website at http://www.SEC.gov.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------
   The Fund has adopted policies and procedures which prohibit the disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees unless the disclosure is a permitted disclosure. Permitted disclosures include third party service providers for the Fund and its advisers including the Fund Accountant, Custodian, Auditors, broker/dealers and market participants in the normal course of portfolio trading, and parties providing analytical services, such as proxy voting, corporate actions or portfolio performance, attribution analysis and rating and ranking organizations. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

   The Board of Trustees has approved disclosure of the portfolio for the Fund to the Consulting Group, a division of Citicorp Global Markets, Inc., a portfolio consulting service provider for JVA Enterprises Capital LLC ("JVA"), a principal shareholder of the Fund, and Activa Asset Management, LLC, the investment adviser for the Fund, 10 days following the close of the calendar quarter.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc., 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2007, 2,520,671 shares, or 18.78%, of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they ownsubstantially all of its outstanding securities. Alticor Inc. is a Michigan manufacturer and direct selling distributor of home care and personal care products. The Jay Van Andel Trust, 2905 Lucerne SE, Grand Rapids, Michigan 49546, owns all the outstanding securities of JVA Enterprises Capital LLC, which owned, as of January 31, 2007, 1,122,764 shares, or 8.36%, of the Fund's outstanding shares. The Jay and Betty Van Andel Foundation, as of January 31, 2007, owned 2,250,453 shares, or 16.77%, of the Fund's outstanding shares. Accordingly, the Jay Van Andel Trust and the Jay and Betty Van Andel Foundation may be deemed to control the Fund.

   If any of the Fund's principal shareholders were to substanially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2005 and the Nominating Committee held no meetings. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2005, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:

                                                            Term of                                       Number of      Other
Name and Address               Age      Office Held      Office/Length     Principal Occupation Last    Portfolios in  Directorships
                                                         of Time Served            Five Years            Fund Complex    Held By
                                                                                                          Overseen by   Director
                                                                                                            Director

INTERESTED TRUSTEE

James J. Rosloniec*            61    Trustee of the Fund    Perpetual / 26  President, Chief Operating             4            None
2905 Lucerne SE, Suite 200                                                  Officer, JVA Enterprises I,
Grand Rapids, Michigan                                                      LLC;  President, Chief
49546                                                                       Executive Officer and
                                                                            Director, Activa Holdings
                                                                            Corp.;  President, Chief
                                                                            Executive Officer of Activa
                                                                            Management Services, LLC;
                                                                            and  President and Treasurer,
                                                                            Activa Mutual Fund Trust
                                                                            (1999-2002).

ADVISORY  TRUSTEE

Joseph E. Victor, Jr.          59    Advisory Trustee of    Perpetual / 6   President and Chief Executive          4            None
2905 Lucerne SE, Suite 200           the Fund                               Officer, Marker Net, Inc.
Grand Rapids, Michigan 49546                                                (Crown Independent Business
                                                                            Owner affiliated with
                                                                            Quixtar, Inc.)


                                       12


                                                            Term of                                       Number of      Other
Name and Address               Age      Office Held      Office/Length     Principal Occupation Last    Portfolios in  Directorships
                                                         of Time Served            Five Years            Fund Complex    Held By
                                                                                                          Overseen by   Director
                                                                                                            Director

DISINTERESTED TRUSTEES

Donald H. Johnson              76    Trustee of the Fund    Perpetual / 14  Retired, Former Vice                   4            None
2905 Lucerne SE, Suite 200                                                  President-Treasurer, SPX
Grand Rapids, Michigan 49546                                                Corporation.

Walter T. Jones                64    Trustee of the Fund    Perpetual / 15  Retired, Former Senior Vice            4            None
936 Sycamore Ave.                                                           President-Chief Financial
Holland, Michigan 49424                                                     Officer, Prince Corporation

Richard E. Wayman              72    Trustee of the Fund    Perpetual / 9   Retired, Former Finance                4            None
24578 Rutherford                                                            Director, Amway Corporation.
Ramona, California 92065

OFFICER

Allan D. Engel                 54    President, Secretary   Perpetual / 26  Vice President, Real Estate           N/A            N/A
2905 Lucerne SE,                     and Treasurer of the                   Operations and
Suite 200                            Fund; President, and                   Secretary-Activa Holdings
Grand Rapids, Michigan               Secretary of the                       Corp.;Vice President of
49546                                Investment Adviser.                    Activa Management Services,
                                                                            LLC; Trustee, Activa Mutual
                                                                            Fund Trust (1999-2004);
                                                                            Vice President and
                                                                            Assistant Treasurer,
                                                                            Activa Mutual Fund
                                                                            Trust (1999-2002).

*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC, which may be deemed to control Activa Holdings Corp.

   The following table contains information about the Activa Funds owned by the
Trustees:

                                       Dollar Range of                 Dollar Range of
                                     Equity Securities                Equity Securities
                                         In the Fund                   In All Activa Funds
     Names of Trustees               December 31, 2006                  December 31, 2006
INTERESTED TRUSTEE

James J. Rosloniec
Trustee

                                       Over $100,000                      Over $100,000
ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee                     $10,001 - $50,000                  $10,001 - $50,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                                $1 - $10,000                     $10,001 - $50,000
Walter T. Jones
Trustee                                     -0-                            $1 - $10,000
Richard E. Wayman
Trustee                              $10,001 - $50,000                  $50,001 - $100,000

   The following table contains information about the compensation that the Trustees received during the year ended December 31, 2006:

                                               Pension or
      Name of Person,           Trustee        Retirement        Estimated Annual    Total Compensation
         Position             Compensation   Benefits Accrued        Benefits         Paid to Trustees
                                              as Part of Fund
                                             Upon Retirement
                                                Expenses

INTERESTED TRUSTEE
James J. Rosloniec
Trustee                        $12,000             -0-                  -0-                $12,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee               $12,000             -0-                  -0-                $12,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                        $12,000             -0-                  -0-                $12,000
Walter T. Jones
Trustee                        $12,000             -0-                  -0-                $12,000
Richard E. Wayman
Trustee                        $12,000             -0-                  -0-                $12,000

   The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2006, amounted to $60,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.

   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continued to have at least $200,000,000 in assets. The investment advisory fees paid by the Fund to the Investment Adviser during the years ended December 31, 2006, 2005, and 2004, were $821,280, $736,607, and $670,199, respectively.

   Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus ..20% of average net assets.

   Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests of Activa. Accordingly, they may be considered controlling persons of Activa. The Jay Van Andel Trust may also be considered a controlling person of the Fund. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------
   The following information relative to the Fund's Sub-Adviser and Portfolio Manager has been provided by the Fund's Sub-Adviser:

SUB-ADVISER

   Effective December 30, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.

   As compensation for its services as the Fund's Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.40% of the first $100 million of average daily net assets of the Fund, and 0.30% of the assets in excess of $100 million; the minimum annual fee shall be $350,000. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 2006, 2005, and 2004, were $532,677, $481,968, and
$438,461, respectively.

PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED - As of December 31, 2006, the portfolio manager of the Fund, Doris T. Dwyer, was responsible for approximately account relationships for the Sub-Adviser, totaling approximately $ billion in assets under management (excluding assets of the Fund). Set forth below for the portfolio manager is the number of accounts managed and the total assets in such accounts.

                                          Other Registered                Other Pooled
                                            Investment                     Investment
                                             Companies                      Vehicles                        Other Accounts
                                    # of Accts  Assets ($ mil)*  # of Accts   Assets($   mil)*    # of Accts  Assets ($ mil)*

   All Accounts:                        6          1,757.0            7           402.2              1412     2,624.9

   Accounts where advisory
   fee is based on account              0             0.0             0               0.0              2        306.1
   performance  (subset of above):
         *Assets are rounded to the nearest one hundred thousand dollars.

CONFLICTS OF INTEREST WITH OTHER ACCOUNTS - There may be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts which Sub-Adviser advises. Although Sub-Adviser will allocate investment opportunities in a manner which it believes in good faith to be in the best interests of all accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner.

   Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund's portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund ("Portfolio Manager") generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Activa Value Fund. The Portfolio Manager makes investment decisions for each portfolio, including the Activa Value Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

   The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Activa Value Fund, or make investment decisions that are similar to those made for the Activa Value Fund, both of which have the potential to adversely impact the Activa Value Fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Activa Value Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified in the table above.

   Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.

COMPENSATION - The Activa Value Fund pays Wellington Management a fee based on the assets under management of the Activa Value Fund as set forth in a Sub-Advisory Agreement between Wellington Management and Activa Asset Management, LLC with respect to the Activa Value Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Activa Value Fund. The following information relates to the fiscal year ended December 31, 2006.

   Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its investment professionals includes a fixed base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager's experience and performance in her role as a Portfolio Manager. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Activa Value Fund and generally each other portfolio managed by the Portfolio Manager. The Portfolio Manager's incentive payment relating to the Activa Value Fund is linked to the gross pre-tax performance of the Activa Value Fund compared to the Russell 1000 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Portfolio Manager, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a Portfolio Manager can, and typically do, represent a significant portion of a Portfolio Manager's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Portfolio Managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance.

OWNERSHIP OF SECURITIES - The Portfolio Manager does not own any securities in the Fund.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, Activa provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund plus any incentives paid to third parties in connection with new fund sales, but not to exceed an aggregate of .25% of Fund assets. There were no third party incentive payments during the year ended December 31, 2006. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Prior to September 1, 1999, AMC provided services pursuant to the Distribution Plan.

   During 2006 the Fund paid $139,812 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($2,548), and general and administrative services ($149,046). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

   Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund contributes the same percentage of its average net assets to the Distribution Plan.

   Activa serves as the exclusive agent for sales of the Fund's shares, which is a continuous offering, pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets beginning September 1, 1999. During the year ended December 31, 2006, 2005, and 2004, total payments were $216,384, $190,982, and $173,603, respectively.

   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

   In return for its services, the Fund pays the Transfer Agent, a fee of $2.00 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

   To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

   The Fund's investments are generally valued on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made in your account at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Asset Management" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail or telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Issuing redemption proceeds may take up to 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670. Requests received after the market has closed, usually 4 p.m. Eastern Time, will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by phone. Certificated shares cannot be redeemed by telephone exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.

   The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

 REDEMPTION OF SHARES IN LOW BALANCE ACCOUNTS
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
   The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------
    To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

   Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of annually paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.

   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.

   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any excess of the grossed up required distribution for the preceding calendar year, over the distributed amount for such preceding calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

   Under certain circumstances, the Fund will be required to withhold 28% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.

   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.

   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.

   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.

   At least once during each year, the Fund is audited by an independent registered public accounting firm appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

   The financial statements for the Fund are contained in the Fund's 2006 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                           =====================================
                                           Activa

                                           Value

ACTIVA VALUE FUND                          Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 588-5380
(800) 346-2670

                                                     Statement of
                                                Additional Information

                                                    April 27, 2007







                                               ACTIVA MUTUAL FUND LOGO


Printed in U.S.A.

                                           =====================================

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                                    ADDENDUM

                                    Wellington Management Company, LLP
                                    Global Proxy Policies and Procedures

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INTRODUCTION                        Wellington Management Company, LLP
                                    ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

                                    Wellington Management's Global Proxy Voting
                                    Guidelines, included as pages 6-12 of these Global Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of they guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting Guidelines.

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STATEMENT OF POLICIES               As a matter of policy, Wellington
                                    Management:

                                    1

                                    Takes responsibility for voting client
                                    proxies only upon a client's written
                                    request.

                                    2

                                    Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                                    3

                                    Develops and maintains broad guidelines
                                    setting out positions on common proxy
                                    issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                                    4

                                    Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                                    5

                                    Identifies and resolves all material
                                    proxy-related conflicts of interest between the firm and its clients in the best interests of the client.


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Wellington Management Company, LLP                                        Page 1

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                                    Wellington Management Company, LLP
                                    Global Proxy Policies and Procedures


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                                    6

                                    Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                                    7

                                    Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                                    8

                                    Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Global Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                                    9

                                    Reviews regularly the voting record to
                                    ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the Global Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

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Responsibility and                  Wellington Management has a Corporate
Oversight                           Governance Committee, established by action
                                    of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Global Proxy Policies and Procedures and its Global Proxy Voting
                                    Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal
                                    Services Department monitors regulatory
                                    requirements with respect to proxy voting on a global basis and works with the Corporate
                                    Governance Committee to develop policies that implement those requirements.
                                    Day-to-day administration of the proxy
                                    voting process at Wellington Management is the responsibility of the Corporate
                                    Governance Group within the Corporate
                                    Operations Department. In addition, the
                                    Corporate Governance Group acts as a
                                    resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures             Wellington Management has in place certain
                                    procedures for implementing its proxy voting policies.


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Wellington Management Company, LLP                                        Page 2

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                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

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General Proxy Voting                AUTHORIZATION TO VOTE. Wellington Management
                                    will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                                    RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                                    RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                                    RESEARCH. In addition to proprietary
                                    investment research undertaken by Wellington
                                    Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                                    PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Global Proxy Voting Guidelines, and handled as follows:

                                    o   Generally, issues for which explicit
                                        proxy voting guidance is provided in the Global Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Corporate Governance Group and voted in accordance with the Global Proxy Voting Guidelines.

                                    o   Issues identified as "case-by-case" in
                                        the Global Proxy Voting Guidelines are
                                        further reviewed by the Corporate
                                        Governance Group. In certain
                                        circumstances, further input is needed,
                                        so the issues are forwarded to the
                                        relevant research analyst and/or
                                        portfolio manager(s) for their input.

                                    o   Absent a material conflict of interest,
                                        the portfolio manager has the authority
                                        to decide the final vote. Different
                                        portfolio managers holding the same
                                        securities may arrive at different
                                        voting conclusions for their clients'
                                        proxies.

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Wellington Management Company, LLP                                        Page 3

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                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

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                                    MATERIAL CONFLICT OF INTEREST IDENTIFICATION
                                    AND RESOLUTION PROCESSES. Wellington
                                    Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                                    If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

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Other Considerations                In certain instances, Wellington Management
                                    may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                                    SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                                    SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington

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Wellington Management Company, LLP                                        Page 4

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                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures


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                                    Management would consider the possibility of
                                    blocking shares. The portfolio manager
                                    retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                                    In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                                    LACK OF ADEQUATE INFORMATION, UNTIMELY
                                    RECEIPT OF PROXY, OR EXCESSIVE COSTS.
                                    Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

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ADDITIONAL INFORMATION              Wellington Management maintains records of
                                    proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                                    Wellington Management's Global Proxy
                                    Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Global Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

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Wellington Management Company, LLP                                        Page 5

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                       Wellington Management Company, LLP
                         Global Proxy Voting Guidelines

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INTRODUCTION                        Upon a client's written request, Wellington
                                    Management Company, LLP ("Wellington
                                    Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                                    These Guidelines are based on Wellington
                                    Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

                                    Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

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VOTING GUIDELINES                   COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                                    [ ] Election of Directors:                                   Case-by-Case
                                        Wellington Management Company believes that
                                        shareholders' ability to elect directors annually is the
                                        most important right shareholders have. We generally
                                        support management nominees, but will withhold votes
                                        from any director who is demonstrated to have acted
                                        contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to
                                        implement shareholder proposals that received majority
                                        support, implemented dead-hand or no-hand poison pills,
                                        or failed to attend at least 75% of scheduled board
                                        meetings.

                                    [ ] Classify Board of Directors:                             Against
                                        We will also vote in favor of shareholder
                                        proposals seeking to declassify boards.

                                    [ ] Adopt Director Tenure/Retirement Age (SP):               Against

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                       Wellington Management Company, LLP
                         Global Proxy Voting Guidelines

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                                    [ ] Adopt Director & Officer Indemnification:                For
                                        We generally support director and officer indemni-
                                        fication as critical to the attraction and retention of
                                        qualified candidates to the board. Such proposals must
                                        incorporate the duty of care.

                                    [ ] Allow Special Interest Representation to Board (SP):     Against

                                    [ ] Require Board Independence:                              For
                                        Wellington Management believes that,
                                        in the absence of a compelling counter-argument or
                                        prevailing market norms, at least 65% of a board
                                        shouldbe comprised of independent
                                        directors, with independence
                                        defined by the local market regulatory authority.
                                        Our support for this level of independence may
                                        include withholding approval for non-independent
                                        directors, as well as votes in support of shareholder
                                        proposals calling for independence.

                                    [ ] Require Key Board Committees to be Independent:          For

                                        Key board committees are the Nominating, Audit, and Compensation Committees.
                                        Exceptions will be made, as above, in
                                        respect of local market conventions.

                                    [ ] Require a Separation of Chair and CEO or Require a       For
                                        Lead Director:

                                    [ ] Approve Directors' Fees:                                 For

                                    [ ] Approve Bonuses for Retiring Directors:                  Case-by-Case

                                    [ ] Elect Supervisory Board/Corporate Assembly:              For

                                    [ ] Elect/Establish Board Committee:                         For

                                    [ ] Adopt Shareholder Access/Majority Vote on                Case-by-Case
                                        Election of Directors (SP):
                                        Wellington Management believes that the election of
                                        directors by a majority of votes cast is the
                                        appropriate standard for companies to adopt and
                                        therefore generally will support those proposals that
                                        seek to adopt such a standard. Our support for such
                                        proposals will extend typically to situations where
                                        the relevant company has an existing resignation
                                        policy in place for directors that

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                       Wellington Management Company, LLP
                         Global Proxy Voting Guidelines
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                                        receive a majority of "withhold" votes. We believe
                                        that it is important for majority voting
                                        to be defined within the company's
                                        charter and not simply within the
                                        company's corporate governance policy.

                                        Generally we will not support proposals
                                        that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be case as opposed to actually cast) standard.

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                                    MANAGEMENT COMPENSATION

                                    [ ] Adopt/Amend Stock Option Plans:                          Case-by-Case

                                    [ ] Adopt/Amend Employee Stock Purchase Plans:               For

                                    [ ] Approve/Amend Bonus Plans:                               Case-by-Case
                                        In the US, Bonus Plans are customarily presented for
                                        shareholder approval pursuant to Section 162(m) of
                                        the Omnibus Budget Reconciliation Act of 1992
                                        ("OBRA"). OBRA stipulates that certain forms of
                                        compensation are not tax-deductible unless approved
                                        by shareholders and subject to performance criteria.
                                        Because OBRA does not prevent the payment of subject
                                        compensation, we generally vote "for" these
                                        proposals. Nevertheless, occasionally these proposals

                                    [ ] Shareholder Approval of Future Severance Agreements      Case-by-Case
                                        Covering Senior Executives (SP):
                                        We believe that severance arrangements require
                                        special scrutiny, and are generally supportive of
                                        proposals that call for shareholder ratification
                                        thereof. Bus, we are also mindful of the board's
                                        need for flexibility in recruitment and retention
                                        and will therefore oppose limitations on board
                                        compensation policy where respect for industry
                                        practice and reasonable overall levels of
                                        compensation have been demonstrated.
                                    [ ] Expense Future Stock Options (SP):                       For

                                    [ ] Shareholder Approval of All Stock Option Plans (SP):     For

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Wellington Management Company, LLP                                        Page 8

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                       Wellington Management Company, LLP
                             Proxy Voting Guidelines

                             Dated: January 18, 2006

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                                    [ ] Disclose All Executive Compensation (SP):                For

                                    REPORTING OF RESULTS

                                    [ ] Approve Financial Statements:                            For

                                    [ ] Set Dividends and Allocate Profits:                      For

                                    [ ] Limit Non-Audit Services Provided by
                                        Auditors (SP): Case-by-Case We follow
                                        the guidelines established by the Public
                                        Company Accounting Oversight Board
                                        regarding permissible levels of
                                        non-audit fees payable to auditors.

                                    [ ] Ratify Selection of Auditors and Set
                                        Their Fees: Case-by-Case Wellington
                                        Management will generally support
                                        management's choice of auditors, unless
                                        the auditors have demonstrated failure
                                        to act in shareholders' best economic
                                        interest.

                                    [ ] Elect Statutory Auditors:                                Case-by-Case

                                    [ ] Shareholder Approval of Auditors (SP):                   For

                                    SHAREHOLDER VOTING RIGHTS

                                    [ ] Adopt Cumulative Voting (SP):                            Against
                                        We are likely to support cumulative voting proposals
                                        at "controlled" companies (i.e., companies with a
                                        single majority shareholder), or at companies with
                                        two-tiered voting rights.

                                    [ ] Shareholder Rights Plans:                                Case-by-Case
                                        Also known as Poison Pills, these plans can enable
                                        boards of directors to negotiate higher takeover
                                        prices on behalf of shareholders. However, these
                                        plans also may be misused to entrench management. The
                                        following criteria are used to evaluate both
                                        management and shareholder proposals regarding
                                        shareholder rights plans.

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Wellington Management Company, LLP                                        Page 9

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                       Wellington Management Company, LLP
                         Global Proxy Voting Guidelines

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                                        - We generally support plans that include:
                                          - Shareholder approval requirement
                                          - Sunset provision
                                          - Permitted bid feature (i.e., bids that are made for all
                                            shares and demonstrate evidence of financing must be
                                            submitted to a shareholder vote).

                                        Because boards generally have the
                                        authority to adopt shareholder rights
                                        plans without shareholder approval, we
                                        are equally vigilant in our assessment
                                        of requests for authorization of blank
                                        check preferred shares (see below).

                                    [ ] Authorize Blank Check Preferred Stock:                   Case-by-Case
                                        We may support authorization requests that
                                        specifically proscribe the use of such shares for
                                        anti-takeover purposes.

                                    [ ] Eliminate Right to Call a Special Meeting:               Against

                                    [ ] Increase Supermajority Vote Requirement:                 Against
                                        We likely will support shareholder and management
                                        proposals to remove existing supermajority vote
                                        requirements.

                                    [ ] Adopt Anti-Greenmail Provision:                          For

                                    [ ] Adopt Confidential Voting (SP):                          Case-by-Case
                                        We require such proposals to include a
                                        provision to suspend confidential voting
                                        during contested elections so that
                                        management is not subject to constraints
                                        that do not apply to dissidents.

                                    [ ] Remove Right to Act by Written Consent:                  Against

                                    CAPITAL STRUCTURE

                                    [ ] Increase Authorized Common Stock:                        Case-by-Case

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Wellington Management Company, LLP                                       Page 10

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                       Wellington Management Company, LLP
                         Global Proxy Voting Guidelines

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                                        We generally support requests for
                                        increases up to 100% of the shares
                                        currently authorized. Exceptions will be
                                        made when the company has clearly
                                        articulated a reasonable need for a
                                        greater increase.

                                    [ ] Approve Merger or Acquisition:                           Case-by-Case

                                    [ ] Approve Technical Amendments to Charter:                 Case-by-Case

                                    [ ] Opt Out of State Takeover Statutes:                      For

                                    [ ] Authorize Share Repurchase:                              For

                                    [ ] Authorize Trade in Company Stock:                        For

                                    [ ] Approve Stock Splits:                                    Case-by-Case
                                        We approve stock splits and reverse stock splits that
                                        preserve the level of authorized, but unissued shares.

                                    [ ] Approve Recapitalization/Restructuring:                  Case-by-Case

                                    [ ] Issue Stock with or without Preemptive Rights:           For

                                    [ ] Issue Debt Instruments:                                  Case-by-Case

                                    SOCIAL ISSUES

                                    [ ] Endorse the Ceres Principles (SP):                       Case-by-Case

                                    [ ] Disclose Political and PAC Gifts (SP):                   Case-by-Case

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                       Wellington Management Company, LLP
                         Global Proxy Voting Guidelines

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                                        Wellington Management generally does not
                                        support imposition of disclosure
                                        requirements on management of companies
                                        in excess of regulatory requirements.

                                    [ ] Require Adoption of International Labor Organization's   Case-by-Case
                                        Fair Labor Principles (SP):

                                    [ ] Report on Sustainability (SP):                           Case-by-Case

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                                    MISCELLANEOUS

                                    [ ] Approve Other Business:                                  Against

                                    [ ] Approve Reincorporation:                                 Case-by-Case

                                    [ ] Approve Third Party Transactions:                        Case-by-Case





                                    Dated: August 1, 2006

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Wellington Management Company, LLP                                       Page 12

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                               ACTIVA GROWTH FUND
                     (a series of Activa Mutual Fund Trust)
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                                 (616) 588-5380
                                 (800) 346-2670


                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 27, 2007

         This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2006 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained, without charge, by writing or calling the Fund. This Statement of Additional Information relates to the Prospectus for the Fund dated April 27, 2007.


      Contents                                                              Page
      Organization of the Fund ............................................    1
      Objectives, Policies, and Restrictions on the Fund's Investments ....    1
      Information Concerning Certain Investment Techniques ................    2
      Portfolio Transactions and Brokerage Allocation .....................   11
      Proxy Voting Policies ...............................................   13
      Portfolio Disclosure Policy .........................................   13
      Principal Shareholders ..............................................   13
      Officers and Trustees of the Fund ...................................   14
      Investment Adviser ..................................................   16
      Sub-Adviser and Portfolio Manager ...................................   16
      Portfolio Manager ...................................................   16
      Plan of Distribution and Principal Underwriter ......................   18
      Administrative  Agreement ...........................................   19
      Transfer Agent ......................................................   19
      Custodian ...........................................................   19
      Auditors ............................................................   20
      Pricing of Fund Shares ..............................................   20
      Purchase of Shares ..................................................   20
      How Shares are Redeemed .............................................   20
      Exchange Privilege ..................................................   21
      Redemption of Shares in Low Balance Accounts ........................   21
      Market Timing and Excessive Trading Activity ........................   21
      Customer  Identification  Program ...................................   22
      Internet Address ....................................................   22
      Federal Income Tax ..................................................   22
      Reports to Shareholders and Annual Audit ............................   23
      Addendum ............................................................    i




              The date of this Statement of Additional Information
                                is April 27, 2007


                                                               Printed in U.S.A.

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is long-term growth of capital. The Fund will attempt to meet its objectives by investing primarily in stocks that the Fund believes have long term growth potential. The Fund seeks to identify stocks with sustainable above average earnings growth, competitive advantages and leadership positions.

FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

   The Fund:

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or short sales against the box; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of other open-end registered investment companies.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of long-term growth of capital, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where appropriate, in management's opinion. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.
   An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
   DERIVATIVES.
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by BlackRock Advisors, Inc., (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.
   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

   FUTURES CONTRACTS.
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
   In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

   OPTIONS
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

   OPTIONS ON FUTURES CONTRACTS
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

   LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY
   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.
   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.
   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

   SHORT SALES AGAINST THE BOX
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

   SWAP ARRANGEMENTS
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

   REPURCHASE AGREEMENTS.
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

   REVERSE REPURCHASE AGREEMENTS.
   The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

   WHEN-ISSUED SECURITIES.
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

   RESTRICTED SECURITIES.
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

   FOREIGN INVESTMENTS.
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.
   These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

   CURRENCY TRANSACTIONS.
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

   SECURITIES LENDING.The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

   SHORT-TERM TRADING.
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

   TEMPORARY AND DEFENSIVE INVESTMENTS.
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

   INDUSTRY CLASSIFICATIONS.
   In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes privates pools of nongovernment backed mortgages.

   Autos & Transportation           Consumer Discretionary             Financial Services
   Air Transport                    Advertising Agencies               Banks & Savings and Loans
   Auto parts                       Casino/Gambling                    Financial Data Processing
   Automobiles                         Hotel/Motel                         Services & Systems
   Miscellaneous                    Commercial Services                Insurance
         Transportation             Communications, Media &            Miscellaneous Financial
   Railroad Equipment                  Entertainment                   Real Estate Investment
   Railroads                        Consumer Electronics                    Trusts
   Recreational Vehicles &          Consumer Products                  Rental & Leasing Services:
        Boats                       Consumer Services                       Commercial
   Tires & Rubber                   Household Furnishings              Securities Brokerage &
   Truckers                         Leisure Time                            Services
                                    Photography
   Integrated Oils                  Printing & Publishing              Health Care
   Oil: Integrated Domestic         Restaurants                        Drugs & Biotechnology
   Oil: Integrated International    Retail                             Health Care Facilities
                                    Shoes                              Health Care Services
                                    Textile Apparel                    Hospital Supply
                                         Manufacturers                          Service Miscellaneous
                                    Toys
Consumer Staples                                                       Technology
Beverages                           Other Energy                       Communications Technology
Drug & Grocery Store                Gas Pipelines                      Computer Software
      Chains                        Miscellaneous Energy               Computer Technology
Foods                               Offshore Drilling                  Electronics
Household Products                  Oil & Gas Producers                Electronics: Semi-
Tobacco                             Oil Well Equipment &                    Conductors/Components
                                         Services                      Miscellaneous Technology
Materials & Processing
Agriculture                         Producer Durables                  Utilities
Building & Construction             Aerospace                          Miscellaneous Utilities
Chemicals                           Electrical Equipment &             Utilities: Cable TV & Radio
Containers & Packaging                   Components                    Utilities: Electrical
Diversified Manufacturing           Electronics: Industrial            Utilities: Gas Distribution
Engineering & Contracting                Components                    Utilities: Telecommunications
     Services                       Industrial Products                Utilities: Water
Fertilizers                         Machine Tools
Forest Products                     Machinery
Gold & Precious Metals              Miscellaneous Equipment
Miscellaneous Materials &           Miscellaneous Producer
     Processing                          Durables
Non-Ferrous Metals                  Office Furniture & Business
Office Supplies                          Equipment
Paper & Forest Products             Pollution Control and
Real Estate & Construction               Environmental Services
Steel                               Production Technology
Textile Products                         Equipment
                                    Telecommunications
Other                                    Equipment
Trust Certificates -
     Government Related
Lending
Asset-backed Mortgages
Asset-backed-Credit Card
     Receivables
Miscellaneous
   Multi-Sector Companies

   OTHER INVESTMENT COMPANIES
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.
       U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:
     o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;
     o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and
     o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.
   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.
   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

   BANK MONEY INVESTMENTS
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.
   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

   ZERO AND STEP COUPON SECURITIES
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

   COMMERCIAL PAPER RATINGS
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.
   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)
   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   The Sub-Adviser's policy is to seek for its clients, including the Fund, what in the Sub-Adviser's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Sub-Adviser may do business, and the Sub-Adviser may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Sub-Adviser seeks to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Sub-Adviser evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Sub-Adviser may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.
   When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Sub-Adviser to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Sub-Adviser's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

   In the case of the Fund and other registered investment companies advised by the Sub-Adviser or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Sub-Adviser's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Sub-Adviser. The Sub-Adviser considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.
   The Sub-Adviser regularly reviews and evaluates the services furnished by broker-dealers. The Sub-Adviser's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.
   Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Sub-Adviser allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Sub-Adviser pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Sub-Adviser's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.
   The Sub-Adviser has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Sub-Adviser or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.
   It is not the Sub-Adviser's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Sub-Adviser is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Sub-Adviser relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934.
   In the case of the purchase of fixed income securities in underwriting transactions, the Sub-Adviser follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Sub-Adviser may make such allocations to broker-dealers which have provided the Sub-Adviser with research and brokerage services.
   In some instances, certain clients of the Sub-Adviser request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Sub-Adviser generally agrees to honor these requests to the extent practicable. Clients may request that the Sub-Adviser only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Sub-Adviser may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Sub-Adviser is requested to use a particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.

   When the Sub-Adviser is seeking to buy or sell the same security on behalf of more than one client, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Sub-Adviser will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the relative sizes of the accounts, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time..
   In addition, when the Sub-Adviser is seeking to buy or sell the same security on behalf of more than one client at approximately the same time, the Sub-Adviser may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. Although sharing large transactions may sometimes affect price or volume of shares acquired or sold, the Sub-Adviser believes that grouping orders generally provide an advantage in execution. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating account's proportionate share of such order will reflect the average price paid or received with respect to the total order. The Sub-Adviser may decide not to group orders, however, based on such factors as the size of the account and the size of the trade. For example, the Sub-Adviser may not aggregate trades where it believes that it is in the best interest of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disporportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more of less favorable overall execution ( including transaction costs) relative to other clients.
   The Sub-Adviser has developed certain internal policies governing its short sale trading activities, including prior notification in certain circumstances to portfolio managers of accounts holding long positions in the same security. Generally, however, sales of long positions will take precedence over short sales, regardless of the order in which the trade orders are received.
   During the years ended December 31, 2006, 2005, and 2004, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $51,719, $52,255, and $78,984, respectively. Transactions in the amount of $22,287,851, involving commissions of approximately $19,364, were directed to brokers because of research services provided during 2006. During the calendar year ended December 31, 2006, the portfolio turnover rate was 105.9%, which was an increase over the previous year's rate of 79.0%.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2006 the Fund owned common stock of Goldman Sachs with a market value of $418,635; common stock of Bank of America with a market value of $363,052; and common stock of Morgan Stanley with a market value of $285,005. Goldman Sachs, Bank of America and Morgan Stanley are considered regular brokers for the Fund.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------
   The Fund relies on the Sub-Adviser to vote proxies relating to portfolio securities. Attached as an addendum to this Statement of Additional Information is a copy of the Sub-Adviser's proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities is available without charge, upon request by calling the toll-free number at the front of this document or on the Securities and Exchange Commission's website at http://www.SEC.gov.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------
   The Fund has adopted policies and procedures which prohibit disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees unless the disclosure is a permitted disclosure. Permitted disclosures include third party service providers for the Fund and its advisers including the Fund Accountant, Custodian, Auditors, broker/dealers and market participants in the normal course of portfolio trading, and parties providing analystical services, such as proxy voting, corporate actions or portfolio performance, attribution analysis and rating and ranking organizations. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder Reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc., 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2007, 2,957,882 shares, or 91.24% of the Fund's outstanding shares. Nan Van Andel owned, as of January 31, 2007, 183,575 shares, or 5.66% of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they own substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products.
   As noted above, Alticor owns more than 25% of the Fund's outstanding shares. Accordingly, Alticor may be deemed to control the Fund. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2006 and the Nominating Committee held no meetings. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2006, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:

                                                             Term of                                      Number of        Other
Name and Address             Age     Office Held       Office/Length   Principal Occupation Last Five   Portfolios in  Directorships
                                                           of Time                  Years               Fund Complex      Held By
                                                            Served                                       Overseen by     Director
                                                                                                           Director
INTERESTED TRUSTEE
James J. Rosloniec*                Trustee of the Fund    Perpetual /    President, Chief Operating           4            None
2905 Lucerne SE, Suite 200    61                          26             Officer, JVA Enterprises I,
Grand Rapids, Michigan                                                   LLC; President, Chief
49546                                                                    Executive Officer and
                                                                         Director, Activa Holdings
                                                                         Corp.; President, Chief
                                                                         Executive Officer of Activa
                                                                         Management Services, LLC; and
                                                                         President and Treasurer,
                                                                         Activa Mutual Fund Trust
                                                                         (1999-2002).

ADVISORY  TRUSTEE
Joseph E. Victor, Jr.              Advisory Trustee of    Perpetual / 6  President and Chief Executive        4            None
2905 Lucerne SE, Suite 200    59   the Fund                              Officer, Marker Net, Inc.
Grand Rapids, Michigan 49546                                             (Crown Independent Business
                                                                         Owner affiliated with Quixtar,
                                                                         Inc.)

DISINTERESTED TRUSTEES
Donald H. Johnson             76   Trustee of the Fund    Perpetual /    Retired, Former Vice                 4            None
2905 Lucerne SE, Suite 200                                14             President-Treasurer, SPX
Grand Rapids, Michigan 49546                                             Corporation.

Walter T. Jones               64   Trustee of the Fund    Perpetual /    Retired, Former Senior Vice          4            None
936 Sycamore Ave.                                         15             President-Chief Financial
Holland, Michigan 49424                                                  Officer, Prince Corporation

Richard E. Wayman             72   Trustee of the Fund    Perpetual / 9  Retired, Former Finance              4            None
24578 Rutherford                                                         Director, Amway Corporation.
Ramona, California 92065

OFFICER
Allan D. Engel                54   President, Secretary   Perpetual /    Vice President, Real Estate         N/A            N/A
2905 Lucerne SE, Suite 200         and Treasurer of the   26             Operations and
Grand Rapids, Michigan             Fund; President, and                  Secretary-Activa Holdings
49546                              Secretary of the                      Corp.; Vice President of
                                   Investment Adviser.                   Activa Management Services,
                                                                         LLC; Trustee, Activa Mutual
                                                                         Fund Trust (1999-2004); and
                                                                         Vice President and Assistant
                                                                         Treasurer, Activa Mutual Fund
                                                                         Trust (1999-2002).

*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC, which may be deemed to control Activa Holdings Corp.

The following table contains information about the Activa Funds owned by the
Trustees:
                               Dollar Range of              Dollar Range of
                              Equity Securities            Equity Securities
                                 In the Fund              In All Activa Funds
     Names of Trustees        December 31, 2006            December 31, 2006

INTERESTED TRUSTEE
James J. Rosloniec
Trustee                              -0-                     Over $100,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee                     -0-                   $10,001 - $50,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                       $10,001 - $50,000            $10,001 - $50,000
Walter T. Jones
Trustee                         $1 - $10,000                  $1 - $10,000
Richard E. Wayman
Trustee                       $10,001 - $50,000            $50,001 - $100,000

   The following table contains information about the compensation that the Trustees received during the year ended December 31, 2006:

                                               Pension or
      Name of Person,           Trustee        Retirement        Estimated Annual    Total Compensation
         Position             Compensation  Benefits Accrued as      Benefits         Paid to Trustees
                                              Part of Fund        Upon Retirement
                                                Expenses
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                        $12,000             -0-                  -0-                $12,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee               $12,000             -0-                  -0-                $12,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                        $12,000             -0-                  -0-                $12,000
Walter T. Jones
Trustee                        $12,000             -0-                  -0-                $12,000
Richard E. Wayman
Trustee                        $12,000             -0-                  -0-                $12,000

   All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Alticor Inc. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2006, amounted to $60,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on June 11, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .70 of 1% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .65% on the next $25,000,000, and .60% on assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The investment advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 2006, 2005, and 2004, were $168,893, $190,792, and $209,035, respectively.
   Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests in Activa. Accordingly, they may be considered controlling persons of Activa. They may also be considered controlling persons of Alticor Inc. which is a principal shareholder of the Fund. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------
   The following information relative to the Fund's Sub-Adviser and Portfolio Manager was provided by the Fund's Sub-Adviser.

SUB-ADVISER
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and BlackRock Capital Management, Inc., 100 Bellevue Parkway, Wilmington, Delaware, 19809 (BlackRock or Sub-Adviser). The Sub-Adviser is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with over $1 trillion of assets under management as of December 31, 2006. Merrill Lynch & Co., Inc., 4 World Financial Center, 250 Vesey Street, New York, NY 10080, owns approximately 45% of BlackRock's oustanding voting securities and may be considered a controlling person of BlackRock. The PNC Financial Services Group, One PNC Plaza, 249 Fifth Avenue, Pittsburgh, PA 15222, owns approximately 34% of BlackRock's outstanding voting securities and may be considered a controlling person of BlackRock. The balance of the shares are split between employees and the public.
   Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of .50% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .45% on the next $25,000,000, and .40% on assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2006, 2005, and 2004, were $120,660, $135,897, and $148,618, respectively.

PORTFOLIO MANAGER
   OTHER ACCOUNTS MANAGED - As of December 31, 2006, Jeffrey Lindsey and Edward Dowd managed or were members of the management team for the following client accounts:

--------------------------------------------------------------------------------
Type of Account  Number of   Assets of       Number of         Assets Subject to
                 Accounts    Accounts        Accounts Subject  a Performance
                                             to a Performance  Fee
                    Fee
--------------------------------------------------------------------------------
Registered            6      $1,421 million           0                 -
Investment
Companies
--------------------------------------------------------------------------------
Pooled                1       $135 million            0                 -
Investment
Vehicles Other
Than Registered
Investment
Companies
--------------------------------------------------------------------------------
Other Accounts        6       $694 million            0                 -
--------------------------------------------------------------------------------

   CONFLICTS OF INTEREST WITH OTHER ACCOUNTS. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are traded equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates`) officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain Black Rock portfolio managers manage accounts that are subject to performance fees. In addition, certain BlackRock portfolio managers who assist in managing hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
   As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

   PORTFOLIO MANAGER COMPENSATION. BlackRock's financial arrangements with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefit programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.
   Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.
   Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

   Long-Term Retention and Incentive Plan ("LTIP") - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in part in BlackRock, Inc. common stock. Mr. Dowd and Mr. Lindsey have received awards under the LTIP.
   Deferred Compensation Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. Lindsey and Dowd, is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.
   Options and Restricted Stock Awards - While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Certain portfolio managers have been granted stock options in prior years, and Mr. Lindsey participates in BlackRock's restricted stock program.
   Incentive Savings Plans - BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the firsts 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.
   Annual incentive compensation for each portfolio manager is a function of several components: the performance of portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by the that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determine the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to Messrs. Lindsey and Dowd, the relevant benchmark is the Russell 1000 Growth Index.
   The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

   OWNERSHIP OF SECURITIES. As of December 31, 2006, neither Jeffrey Lindsey nor Edward Dowd beneficially owned any securities of the Fund

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund plus any incentives paid to third parties in connection with new fund sales, but not to exceed an aggregate of .25% of the Fund assets. There were no third party incentive payments during the year ended December 31, 2006. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
   During 2006 the Fund paid $24,129 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($440), and general and administrative services ($25,723). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

   Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund contributes the same percentage of its average net assets to the Distribution Plan.
   The Adviser serves as the exclusive agent for sales of the Fund's shares, which is a continuous offering, pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2006, 2005, and 2004, total payments were $36,194, $41,238, and $45,355, respectively.
   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $2.00 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.
   The Fund's investments are generally valued on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Asset Management" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by mail or telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Issuing redemption proceeds may take up to 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670 on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by phone. Certificated shares cannot be redeemed by the telephone exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability companies, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNT
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
   The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------
    To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
   Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of annually paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income for the one-year period ended October 31, plus any excess of the grossed up required distribution for the preceding calendar year, over the distributed amount for such preceding calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 28% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.

   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by an independent registered public accounting firm appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2006 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                         =======================================
                                          Activa
                                          Growth
ACTIVA GROWTH FUND                        Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 588-5380
(800) 346-2670
                                                         Statement of
                                                    Additional Information



                                                        April 27, 2007





                                                   ACTIVA MUTUAL FUND LOGO















Printed in U.S.A.

                                         =======================================

                      Proxy Voting Policies and Procedures


                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006

                      PROXY VOTING POLICIES AND PROCEDURES

         These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

         When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.


--------------
1 The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom. 2 In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.
3 Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
4 DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
5 Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

         Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

         In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.







--------------
6 Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities
         The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.7

         The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

         The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).8

         While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time


--------------
7 The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate. 8 The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

         The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

         The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

         To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.



--------------
9 The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II. Special Circumstances

         ROUTINE CONSENTS. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

         SECURITIES ON LOAN. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

         VOTING PROXIES FOR NON-US COMPANIES. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

         As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

         SECURITIES SOLD AFTER RECORD DATE. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

         CONFLICTS OF INTEREST. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

     |X| The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

     |X| if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.


--------------
10 Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines
         The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

         A. BOARDS OF DIRECTORS

         These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

         The Committee's general policy is to vote:

  ----------------------------------------------------------------------------------------
   #           VOTE AND DESCRIPTION
  ----------------------------------------------------------------------------------------
   A.1         FOR nominees for director of United States companies in
               uncontested elections, except for nominees who
                    |X| have missed at least two meetings and, as a result,
                        attended less than 75% of meetings of the Board of
                        Directors and its committees the previous year, unless
                        the nominee missed the meeting(s) due to illness or
                        company business
                    |X| voted to implement or renew a "dead-hand" poison pill
                    |X| ignored a shareholder proposal that was approved by
                        either a majority of the shares outstanding in any year
                        or by the majority of votes cast for two consecutive
                        years
                    o    failed to act on takeover offers where the majority of the shareholders have tendered their shares
                    o   are corporate insiders who serve on the audit,
                        compensation or nominating committees or on a full Board
                        that does not have such committees composed exclusively
                        of independent directors
                    o   on a case-by-case basis, have served as directors of
                        other companies with allegedly poor corporate governance
                    |X| sit on more than six boards of public companies
  ----------------------------------------------------------------------------------------
   A.2         FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of
               representing shareholder interests, on a case-by-case basis
  ----------------------------------------------------------------------------------------
   A.3         FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
  ----------------------------------------------------------------------------------------
   A.4         AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
  ----------------------------------------------------------------------------------------

                                       8

-----------------------------------------------------------------------------------------
 A.5         AGAINST proposals supporting cumulative voting
-----------------------------------------------------------------------------------------
 A.6         FOR proposals eliminating cumulative voting
-----------------------------------------------------------------------------------------
 A.7         FOR proposals supporting confidential voting
-----------------------------------------------------------------------------------------
 A.8         FOR proposals seeking election of supervisory board members
-----------------------------------------------------------------------------------------
 A.9         AGAINST shareholder proposals seeking additional
             representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
-----------------------------------------------------------------------------------------
 A.10        AGAINST shareholder proposals for term limits for directors
-----------------------------------------------------------------------------------------
 A.11        FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
-----------------------------------------------------------------------------------------
 A.12        AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
-----------------------------------------------------------------------------------------
 A.13        FOR proposals requiring a majority of independent directors on a
             Board of Directors
-----------------------------------------------------------------------------------------
 A.14        FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
-----------------------------------------------------------------------------------------
 A.15        FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
-----------------------------------------------------------------------------------------
 A.16        AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
-----------------------------------------------------------------------------------------
 A.17        FOR proposals to elect account inspectors
-----------------------------------------------------------------------------------------
 A.18        FOR proposals to fix the membership of a Board of Directors at a specified size
-----------------------------------------------------------------------------------------
 A.19        FOR proposals permitting shareholder ability to nominate
             directors directly
-----------------------------------------------------------------------------------------
 A.20        AGAINST proposals to eliminate shareholder ability to nominate directors directly
-----------------------------------------------------------------------------------------
 A.21        FOR proposals permitting shareholder ability to remove directors directly
-----------------------------------------------------------------------------------------
 A.22        AGAINST proposals to eliminate shareholder ability to remove directors directly
-----------------------------------------------------------------------------------------

         B. AUDITORS

         These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

         The Committee's general policy is to vote:

  ----------------------------------------------------------------------------------------
     B.1       FOR approval of independent auditors, except for
               o    auditors that have a financial interest in, or material
                    association with, the company they are auditing, and are
                    therefore believed by the Committee not to be independent
               o    auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with
                    best accounting practices or not indicative of the company's financial situation
               o    on a case-by-case basis, auditors who in the Committee's
                    opinion provide a significant amount of non-audit services to the company
  ----------------------------------------------------------------------------------------
     B.2       FOR proposals seeking authorization to fix the remuneration of auditors
  ----------------------------------------------------------------------------------------
     B.3       FOR approving internal statutory auditors
  ----------------------------------------------------------------------------------------
     B.4       FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
  ----------------------------------------------------------------------------------------

         C. COMPENSATION AND BENEFITS
         These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

         The Committee's general policy is to vote:

  ----------------------------------------------------------------------------------------
    C.1                      IN ACCORDANCE WITH THE RECOMMENDATION OF ISS
                    on compensation plans if the ISS recommendation is based solely
              ----------------------------------------------------------------------------
                    on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
  ----------------------------------------------------------------------------------------
   C.2         FOR proposals to eliminate retirement benefits for outside directors
  ----------------------------------------------------------------------------------------
   C.3         AGAINST proposals to establish retirement benefits for outside directors
  ----------------------------------------------------------------------------------------
   C.4         FOR proposals approving the remuneration of directors or of supervisory board members
  ----------------------------------------------------------------------------------------
   C.5         AGAINST proposals to reprice stock options
  ----------------------------------------------------------------------------------------
   C.6         FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
  ----------------------------------------------------------------------------------------
   C.7         FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
  ----------------------------------------------------------------------------------------
   C.8         AGAINST proposals seeking to pay outside directors only in stock
  ----------------------------------------------------------------------------------------
   C.9         FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
  ----------------------------------------------------------------------------------------
   C.10        AGAINST proposals to ban all future stock or stock option grants to executives
  ----------------------------------------------------------------------------------------
   C.11        AGAINST option plans or grants that apply to directors or
               employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
  ----------------------------------------------------------------------------------------
   C.12        FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
  ----------------------------------------------------------------------------------------

         D.       CAPITAL STRUCTURE
         These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

         The Committee's general policy is to vote:
  ----------------------------------------------------------------------------------------
     D.1       AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
  ----------------------------------------------------------------------------------------
     D.2       FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
  ----------------------------------------------------------------------------------------
     D.3       FOR management proposals approving share repurchase programs
  ----------------------------------------------------------------------------------------
     D.4       FOR management proposals to split a company's stock
  ----------------------------------------------------------------------------------------
     D.5       FOR management proposals to denominate or authorize
               denomination of securities or other obligations or assets in Euros
  ----------------------------------------------------------------------------------------
     D.6       FOR proposals requiring a company to expense stock options
               (unless the company has already publicly committed to do so by a certain date).
  ----------------------------------------------------------------------------------------

         E. CORPORATE CHARTER AND BY-LAWS
         These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

         The Committee's general policy is to vote:
  ----------------------------------------------------------------------------------------
    E.1        AGAINST proposals seeking to adopt a poison pill
  ----------------------------------------------------------------------------------------
    E.2        FOR proposals seeking to redeem a poison pill
  ----------------------------------------------------------------------------------------
    E.3        FOR proposals seeking to have poison pills submitted to
               shareholders for ratification
  ----------------------------------------------------------------------------------------
    E.4        FOR management proposals to change the company's name
  ----------------------------------------------------------------------------------------

         F. CORPORATE MEETINGS
         These are routine proposals relating to various requests regarding the formalities of corporate meetings.

         The Committee's general policy is to vote:
  ----------------------------------------------------------------------------------------
   F.1         AGAINST proposals that seek authority to act on "any other business that may arise"
  ----------------------------------------------------------------------------------------
   F.2         FOR proposals designating two shareholders to keep minutes of the meeting
  ----------------------------------------------------------------------------------------
   F.3         FOR proposals concerning accepting or approving financial
               statements and statutory reports
  ----------------------------------------------------------------------------------------
   F.4         FOR proposals approving the discharge of management and the supervisory board
  ----------------------------------------------------------------------------------------
   F.5         FOR proposals approving the allocation of income and the
               dividend
  ----------------------------------------------------------------------------------------
   F.6         FOR proposals seeking authorization to file required
               documents/other formalities
  ----------------------------------------------------------------------------------------
   F.7         FOR proposals to authorize the corporate board to ratify and execute approved resolutions
  ----------------------------------------------------------------------------------------
   F.8         FOR proposals appointing inspectors of elections
  ----------------------------------------------------------------------------------------
   F.9         FOR proposals electing a chair of the meeting
  ----------------------------------------------------------------------------------------
   F.10        FOR proposals to permit "virtual" shareholder meetings over the
               Internet
  ----------------------------------------------------------------------------------------
   F.11        AGAINST proposals to require rotating sites for shareholder meetings
  ----------------------------------------------------------------------------------------

         G. INVESTMENT COMPANIES

         These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee's general policy is to vote:

------------------------------------------------------------------------------------------
     G.1       FOR nominees for director of mutual funds in uncontested
               elections, except for nominees who
                 o  have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
                 o  ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the
                    majority of votes cast for two consecutive years
                 o  are interested directors who serve on the audit or
                    nominating committees or on a full Board that does not have such committees composed exclusively of independent
                    directors
                 o  on a case-by-case basis, have served as directors of
                    companies with allegedly poor corporate governance
------------------------------------------------------------------------------------------
     G.2       FOR the establishment of new series or classes of shares
------------------------------------------------------------------------------------------
     G.3       AGAINST proposals to change a fund's investment objective to nonfundamental
------------------------------------------------------------------------------------------
     G.4       FOR proposals to establish a master-feeder structure or
               authorizing the Board to approve a master-feeder structure without a further shareholder vote
------------------------------------------------------------------------------------------
     G.5       AGAINST a shareholder proposal for the establishment of a
               director ownership requirement
------------------------------------------------------------------------------------------
     G.6       FOR classified boards of closed-end investment companies
------------------------------------------------------------------------------------------

         H. ENVIRONMENTAL AND SOCIAL ISSUES

         These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging " corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         The Committee's general policy is to vote:
  ----------------------------------------------------------------------------------------
     H.1       AGAINST proposals seeking to have companies adopt
               international codes of conduct
  ----------------------------------------------------------------------------------------
     H.2       AGAINST proposals seeking to have companies provide non- required reports on:
               o environmental liabilities;
               o bank lending policies;
               o corporate political contributions or activities;
               o alcohol advertising and efforts to discourage drinking by minors;
               o costs and risk of doing business in any individual country;
               o involvement in nuclear defense systems
  ----------------------------------------------------------------------------------------
     H.3       AGAINST proposals requesting reports on Maquiladora
               operations or on CERES principles
  ----------------------------------------------------------------------------------------
     H.4       AGAINST proposals seeking implementation of the CERES
               principles
  ----------------------------------------------------------------------------------------

                                Notice to Clients

         BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

         BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

         These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.


--------------
11 Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

                            ACTIVA INTERNATIONAL FUND
                     (a series of Activa Mutual Fund Trust)
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                                 (616) 588-5380
                                 (800) 346-2670


                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 27, 2007

         This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2006 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained, without charge, by writing or calling the Fund. This Statement of Additional Information relates to the Prospectus for the Fund dated April 27, 2007.


       Contents                                                             Page
       --------                                                             ----
       Organization  of the Fund ...........................................   1
       Objectives, Policies, and Restrictions on the Fund's Investments ....   1
       Securities Descriptions and Techniques ..............................   2
       Risk Management and Return Enhancement Strategies ...................   5
       Portfolio Transactions and Brokerage Allocation .....................  16
       Proxy Voting Policies ...............................................  17
       Portfolio Disclosure Policy .........................................  17
       Principal Shareholders ..............................................  17
       Officers and Trustees of the Fund ...................................  18
       Investment Adviser ..................................................  20
       Sub-Adviser and Portfolio Manager ...................................  20
       Plan of Distribution and Principal Underwriter ......................  22
       Administrative Agreement ............................................  23
       Transfer Agent ......................................................  23
       Custodian ...........................................................  23
       Auditors ............................................................  23
       Pricing of Fund Shares ..............................................  24
       Purchase of Shares ..................................................  24
       How Shares are Redeemed .............................................  24
       Exchange Privilege ..................................................  26
       Redemption of Shares in Low Balance Accounts ........................  26
       Market Timing and Excessive Trading Activity ........................  26
       Customer Identification Program .....................................  26
       Internet Address ....................................................  26
       Federal Income Tax ..................................................  27
       Reports to Shareholders and Annual Audit ............................  28
       Addendum ............................................................   i



              The date of this Statement of Additional Information
                                is April 27, 2007


                                                               Printed in U.S.A.

                            ACTIVA INTERNATIONAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in common stocks and equity-related securities of non-U.S. companies. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
  The Fund :
  1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
  2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.
  3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
  4.     May not borrow money, except to the extent permitted by applicable law;
  5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
  6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
         (b) invest in securities or other instruments issued by issuers that invest in real estate;

  7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

  8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by their Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.
   An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

SECURITIES DESCRIPTIONS AND TECHNIQUES
--------------------------------------------------------------------------------
   The following discussion provides the various principal and non-principal investment policies and techniques employed by the Fund.

   EQUITY SECURITIES:
     COMMON STOCK is the most prevalent type of equity security. Common stockholders receive the residual value of the issuers earning and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
     PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

     WARRANTS give the Funds the option to buy the issuer's stock or other equity securities at a specified price. The Funds may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.
     CONVERTIBLE SECURITIES are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.
     Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
     The Fund treats convertible securities as equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

   FIXED INCOME SECURITIES:
     CORPORATE DEBT SECURITIES are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt security. The credit risks of corporate debt securities vary widely among issuers.
     ZERO COUPON SECURITIES do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.
     There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs, and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.
     COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The sort maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.
     BANK INSTRUMENTS are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars are issued by U.S. branches of foreign banks are referred to as Yankee instruments.
     DEMAND INSTRUMENTS are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Insurance contracts include guaranteed investment contracts, funding agreements and annuities.

     GOVERNMENT OBLIGATIONS include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurances can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
     PARTICIPATION INTERESTS represent an undivided interest in or assignment of a loan made by an issuing financial institution. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligations in connection with the participation, a Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.
     In acquiring participation interests, the Sub-Adviser will conduct analysis and evaluation of the financial condition of each co-lender and participant to ensure that the participation interest meets a high quality standard and will continue to do so as long as it holds a participation. In conducting its analysis and evaluation, the Sub-Adviser will consider all relevant factors in determining the credit quality of the underlying or borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of an intermediary was deemed material to the decision to purchase the loan participation, the interest rate environment, and general economic conditions applicable to the borrower and the intermediary.
     VARIABLE AND FLOATING RATE INSTRUMENTS are generally not rated by credited rating agencies; however, the Sub-Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Sub-Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.
FOREIGN SECURITIES:
     Foreign securities are securities of issuers based outside the U.S. They are primarily denominate in foreign currencies and traded outside of the United States. In addition to the risks normally associated with equity and fixed income securities, foreign securities are subject to country risk and currency risks. Trading in certain foreign markets is also subject to liquidity risks.
     FOREIGN EXCHANGE CONTRACTS are used by a Fund to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars ("spot currency trades"). The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risk.

     FOREIGN GOVERNMENT SECURITIES generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
     Foreign government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including guasi-governmental agencies.
     DEPOSITORY RECEIPTS are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. The Fund may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underling security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.
     EURODOLLAR CONVERTIBLE SECURITIES are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside the United States. The Fund may invest without limitation in Eurodollar convertible securities, subject to its investment policies and restrictions, that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.
     EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from may countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES
--------------------------------------------------------------------------------
   The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of foreign currency forward contracts, options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objectives and polices.

     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Sub-Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risk inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible liability of a Fund to purchase or sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

DERIVATIVES:
     INDEX AND CURRENCY-LINKED SECURITIES are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Fund may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.
     MORTGAGE-RELATED SECURITIES are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.
     U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-thoughts." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
     The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

     Government-related grantors include the Federal National Mortgage Association ("FNMA") and the Federal Home loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insure or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.
     Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. In the even higher than anticipated prepayments of principal, a Fund may be subject to reinvestment in a market of lower interest rates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.
     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which a Fund may invest is a hybrid between mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.
     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.
     SYNTHETIC CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by Standard and Poor's.

OPTIONS AND FUTURES:
     OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium", from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.
     The Fund may:
     o Buy call options on foreign currency in anticipation of an increase in the value of the underlying asset.
     o Buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset.
     o Write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.
     STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Fund may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.
     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.
     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.
     FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies. A put or call option on foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price of an in-the-money strike prices. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.
     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
     FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as "forward contracts". Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts.
     The Fund may buy and sell interest rate or financial futures, futures on indices, foreign currency exchange contracts, forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts.
     INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures markets, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.
     The sale of an interest rate or financial future sale by a Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
     Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. A Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, a Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.
     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase options on the futures contracts it can purchase or sell, as describe above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

     Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the contract will note be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).
     RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the options or futures contract and movements in the price of the securities which are the subject of the hedge. The price of the contract may move more or less than the price of the securities being hedged. If the price of the contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the security being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the contract. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.
     When contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the contract that is not offset by a reduction in the price of securities purchased.
     Although the Fund intends to purchase or sell contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make margin payments.
     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
     Successful use of futures by the Fund depends on the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS
     Except as described below under "Non Hedging Strategic Transactions", the Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. The Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.
     Upon the purchase of futures contracts, the Fund will deposit an amount of cash or liquid debt or equity securities, equal to the market value of the futures contracts, in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.
     These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and the Trustees of the Trust may change them if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund. INTEREST RATE AND CURRENCY SWAPS:
     For hedging purposes, the Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in the exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.
     CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); and exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
     SWAP OPTIONS. The Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.
     SECURITIES SWAPS. The Fund may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

     INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not in investment or a borrowing.
     RISKS ASSOCIATED WITH SWAPS. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactional only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.
     The Fund usually enter into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account of the full amount accrued on a daily basis of the fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.
     The Fund will not enter into any of these transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of the purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).
SPECIAL TRANSACTIONS
     TEMPORARY INVESTMENTS. The Fund may temporarily depart from its principal investment strategies in response to adverse market, economic, political or other conditions by investing their assets in cash, cash items, and short-term, higher quality debt securities. The Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. A defensive posture taken by the Fund may result in the Fund failing to achieve its investment objective.
     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.
     "ROLL" TRANSACTIONS. The Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitment agreements, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the even the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its custodian in which it will maintain liquid assets in an amount sufficient to meet is payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 15% of the fund's net assets would be segregated to cover such contracts.

NON-HEDGING STRATEGIC TRANSACTIONS
     The Fund's options, futures and swap transactions will generally be entered into for hedging purposes--to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, the Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. The Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps".
     REPURCHASE AGREEMENTS are agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Pursuant to such agreements, the Fund acquires securities from financial institutions as are deemed to be creditworthy by the Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements may be considered to be loans under the Investment Company Act.
   The Fund's custodian is required to take possession of the securities subject to repurchase agreements. The Sub-Adviser or the custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of a security to a Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks). Under the Investment Company Act, these agreements may be considered borrowings by the Funds, an are subject to the percentage limitations on borrowings describe below. The agreements are subject to the same types of risks as borrowings.

     WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.
     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Sub-Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 15% of the value of its net assets.
     When a Fund engages in when-issued, forward commitments and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.
     BORROWING. The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting form a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
     SHORT SALES. The Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange or other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.
     In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engage in such short sale. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
     As a matter of policy, the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.
     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund night be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing such securities.
     The Fund may invest in foreign securities that are restricted against transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Unless these securities are acquired directly from the issuer or its underwriter, the Fund treats foreign securities whose principal market is abroad as not subject to the investment limitation on securities subject to legal or contractual restrictions on resale.
   LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser, the Sub-Adviser, or the Distributor, unless otherwise permitted by applicable law.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
     Subject to policies established by the Trust's Board of Trustees, the Sub-Adviser executes the Fund's portfolio transactions and allocates the brokerage business. In executing such transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make the markets in such securities except in those circumstances where better prices and execution are available elsewhere. The Sub-Adviser negotiates commission rates with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The Board of Trustees of the Trust periodically reviews the commission rates and allocation of orders.
     The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Sub-Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect on investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser are not necessary reduced as a result to the receipt of such supplemental information, service and products. Such information, services and products may be useful to the Sub-Adviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Sub-Adviser, in connection with the Fund. Similarly, such information, services and products provided to the Sub-Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund. The Sub-Adviser may pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the information, services and products described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice.
     Although the Sub-Adviser makes investment decisions for the Trust independently from those of its other accounts, investment of the kind made by the Fund may often also be made by such other accounts. When the Sub-Adviser buys and sells the same security at substantially the same time on behalf of the Fund and one or more other accounts managed by the Sub-Adviser, the Sub-Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

     Securities trade in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.
     During the year ended December 31, 2006, 2005, and 2004, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $61,989, $156,388, and $224,694, respectively. Transactions in the amount of $36,226,247, involving commissions of approximately $63,741, were directed to brokers because of research services provided during 2006. During the calendar year ended December 31, 2006, the portfolio turnover rate was 48.4%, which was a decrease over the previous year's rate of 178.3%.
     The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
     The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2006, the Fund owned no such securities.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------
   The Fund relies on the Sub-Adviser to vote proxies relating to portfolio securities. Attached as an addendum to this Statement of Additional Information is a copy of the Sub-Adviser's proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities is available without charge upon request by calling the toll-free number at the front of this document or on the Securities and Exchange Commission's website at http://www.SEC.gov.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------
   The Fund has adopted policies and procedures which prohibit disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees unless the disclosure is a permitted disclosure.Permitted disclosures include third party service providers for the Fund and its advisers including the Fund Accountant, Custodian, Auditors, broker/dealers and market participants in the normal course of portfolio trading, and partieis providing analytical services, such as proxy voting, corporate actions or portfolio performance, attribution analysis and rating and ranking organizations.. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder Reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2007, 4,223,649 shares, or 98.37%, of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they ownsubstantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products.
   As noted above, Alticor owns more than 25% of the Fund's outstanding shares. Accordingly, Alticor may be deemed to control the Fund. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2005 and the Nominating Committee held no meetings. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2006, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:

                                                              Term of                                      Number of       Other
Name and Address             Age     Office Held       Office/Length   Principal Occupation Last Five   Portfolios in  Directorships
                                                           of Time                   Years               Fund Complex    Held By
                                                            Served                                       Overseen by     Director
                                                                                                           Director
INTERESTED TRUSTEE
James J. Rosloniec*               Trustee of the Fund    Perpetual /    President, Chief Operating             4           None
2905 Lucerne SE, Suite 200    61                         26             Officer, JVA Enterprises I,
Grand Rapids, Michigan                                                  LLC; President, Chief
49546                                                                   Executive Officer and
                                                                        Director, Activa Holdings
                                                                        Corp.; President, Chief
                                                                        Executive Officer of Activa
                                                                        Management Services, LLC; and
                                                                        President and Treasurer,
                                                                        Activa Mutual Fund Trust
                                                                        (1999-2002).

ADVISORY  TRUSTEE
Joseph E. Victor, Jr.             Advisory Trustee of    Perpetual / 6  President and Chief Executive          4           None
2905 Lucerne SE, Suite 200    59  the Fund                              Officer, Marker Net, Inc.
Grand Rapids, Michigan 49546                                            (Crown Independent Business
                                                                        Owner affiliated with Quixtar,
                                                                        Inc.)
DISINTERESTED TRUSTEES
Donald H. Johnson                 Trustee of the Fund    Perpetual /    Retired, Former Vice                   4           None
2905 Lucerne SE, Suite 200    76                         14             President-Treasurer, SPX
Grand Rapids, Michigan 49546                                            Corporation.

Walter T Jones                 64 Trustee of the Fund    Perpetual /    Retired, Former Senior Vice            4           None
936 Sycamore Ave.                                        15             President-Chief Financial
Holland, Michigan 49424                                                 Officer, Prince Corporation

Richard E. Wayman                 Trustee of the Fund    Perpetual / 9  Retired, Former Finance                4           None
24578 Rutherford              72                                        Director, Amway Corporation
Ramona, California 92065

OFFICER
Allan D. Engel                    Trustee, President,    Perpetual /    Vice President, Real Estate           N/A           N/A
2905 Lucerne SE, Suite 200    54  Secretary and          26             Operations and
Grand Rapids, Michigan            Treasurer of the                      Secretary-Activa Holdings
49546                             Fund; President, and                  Corp.; Vice President of
                                  Secretary of the                      Activa Management Services,
                                  Investment Adviser.                   LLC; Trustee, Activa Mutual
                                                                        Fund Trust (1999-2004); and
                                                                        Vice President and Assistant
                                                                        Treasurer, Activa Mutual Fund
                                                                        Trust  (1999-2002).

*Mr. Rosloniec ia an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC, which may be deemed to control Activa Holdings Corp.

The following table contains information about the Activa Funds owned by the
Trustees:
                               Dollar Range of                 Dollar Range of
                              Equity Securities               Equity Securities
                                 In the Fund                 In All Activa Funds
     Names of Trustees        December 31, 2006               December 31, 2006
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                              -0-                        Over $100,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee                     -0-                      $10,001 - $50,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                              -0-                      $10,001 - $50,000
Walter T. Jones
Trustee                              -0-                          $1-$10,000
Richard E. Wayman
Trustee                       $10,001 - $50,000               $50,001 - $100,000

   The following table contains information about the compensation that the Trustees received during the year ended December 31, 2006:

                                                Pension or
      Name of Person,           Trustee         Retirement        Estimated Annual     Total Compensation
         Position             Compensation  Benefits Accrued as        Benefits         Paid to Trustees
                                               Part of Fund        Upon Retirement
                                                 Expenses
INTERESTED TRUSTEE
James J. Rosloniec              $12,000
Trustee                                             -0-                  -0-                 $12,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee                $12,000             -0-                  -0-                 $12,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                         $12,000             -0-                  -0-                 $12,000
Walter T. Jones
Trustee                         $12,000             -0-                  -0-                 $12,000
Richard E. Wayman
Trustee                         $12,000             -0-                  -0-                 $12,000

   The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2006, amounted to $60,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund.. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Advisor will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and Activa became effective on June 11, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .85 of 1% on the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .75% on the assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The investment advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 2006, 2005, and 2004, were $331,169, $282,191, and $253,478, respectively.

   Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests in Activa. Accordingly, they may be considered controlling persons of Active. They may also be considered controlling persons of Alticor Inc. which is a principal shareholder of the Fund. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------
   The following information relative to the Fund's Sub-Adviser and Portfolio Manager was provided by the Fund's Sub-Adviser.

SUB-ADVISER
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and Tradewinds Global Investors, LLC. ("Sub-Adviser"). The Sub-Adviser is a wholly-owned subsidiary of NWQ Holdings, LLC which is a wholly-owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.
   Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.

   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid quarterly, equal to the annual rates of .65 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .55% on the assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Fund's Sub-Adviser during the years ended December 31, 2006, 2005, and 2004 were $253,299, $215,864, and $193,941, respectively.

PORTFOLIO MANAGER
   OTHER ACCOUNTS MANAGED. As of December 31, 2006, the portfolio manager of the Fund, Paul J. Hechmer, was responsible for management of the following account relationships for the Sub-Adviser, and none of the relationship has advisory fees based on performance of the account:

                           Registered Investment          Other Pooled Investment       Other Accounts
                                   Companies                     Vehicles
   Number of Accounts                 4                              7                      69,002
   Total Assets                 1,290,759,228                  $592,840,324             $22,879,940,546

   CONFLICTS OF INTEREST WITH OTHER ACCOUNTS. There are certain inherent and potential conflicts of interest between the Sub-Adviser's management of the Fund and the activities of other accounts. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Fund or to dispose of investments the Fund is seeking to acquire. In addition, other accounts advised by the Sub-Adviser have different investment objectives or considerations than the Fund; thus decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. In addition, Sub-Adviser's portfolio managers do not devote their full time to the management of any one account and will only be required to devote such time and attention to the Fund as they, in their sole discretion, deem necessary for the management of the Fund. The Sub-Adviser seeks to manage such competing interests for the portfolio manager's time and attention by having the manager focus on a particular investment discipline.
   There may also be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts which Sub-Adviser advises. Although Sub-Adviser will allocate investment opportunities in a manner which it believes in good faith to be in the best interests of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner.
   There may be a potential conflict of interest regarding timing of transactions for the Fund and other accounts of the Sub-Adviser. With respect to many of its clients' accounts, Sub-Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other account, Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Sub-Adviser may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
   The Sub-Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Sub-Adviser has also adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. In addition, the Sub-Adviser includes disclosure regarding these matters to its clients in its Form ADV.

   COMPENSATION. The Sub-Adviser is paid a sub-advisory fee from the Adviser. Portfolio manager compensation is not quantitatively based on the Fund's investment performance or on the value of the Fund's assets under management.
   Sub-Adviser's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall performance of client portfolios, an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.
   The total compensation package has included the availability of an equity-like incentive for purchase (the value of which is determined by the increase in profitability of Sub-Adviser over time) made to most investment professionals. Sub-Adviser is a wholly-owned subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the Sub-Adviser's executive committee.
   OWNERSHIP OF SECURITIES. The portfolio managers do not own any securities in the Fund.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund plus any incentives paid to third parties in connection with new fund sales, but not to exceed an aggregate of .25% of the Fund assets. There were no third party incentive payments during the year ended December 31, 2006. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
   During 2006 the Fund paid $38,961 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($710), and general and administrative services ($41,534) The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund contributes the same percentage of its average net assets to the Distribution Plan.
   The Adviser acts as the exclusive agent for sales of shares of the Fund, which is a continuous offering, pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2006, 2005, and 2004, total payments were $58,442, $49,799, and $44,732, respectively.
   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $2.00 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
   The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business. The Fund's investments are generally valued on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Asset Management" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail or telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Issuing redemption proceeds may take up to 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:
-------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670 on any business day. Requests received after the market has closed, usually 4 p.m. Eastern Time, will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by phone. Certificated shares cannot be redeemed by the telephone exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability company, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

 REDEMPTION OF SHARES IN LOW BALANCE ACCOUNTS
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
   The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------
    To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
   Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------

   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of annually paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will usually not qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income for the one-year period ended October 31, plus any excess of the grossed up required distribution for the preceding calendar year, over the undistributed amount for such preceding calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 28% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------

   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by an independent registered public accounting firm appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2006 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                        ========================================
                                          Activa
                                          International
ACTIVA INTERNATIONAL FUND                 Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 588-5380
(800) 346-2670
                                                         Statement of
                                                    Additional Information





                                                        April 27, 2007




                                                   ACTIVA MUTUAL FUND LOGO









Printed in U.S.A.

                                        ========================================

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC


                      PROXY VOTING POLICIES AND PROCEDURES


1.       Application; General Principles

         1.1 These Proxy Voting Policies and Procedures apply to securities held in client accounts as to which NWQ Investment Management Company, LLC ("NWQ") has voting authority, directly or indirectly. Indirect voting authority exists where NWQ's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

         1.2 NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ.

2.       Voting; Procedures

         2.1 To provide centralized management of the proxy voting process, NWQ shall establish a Proxy Voting Committee.

                  2.1.1 The Proxy Voting Committee shall be comprised of at least the following persons: one senior portfolio manager and the Compliance Director.

                  2.1.2    The Proxy Voting Committee shall:

                           o supervise the proxy voting process, including the identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned by or on behalf of such clients;

                           o determine how to vote proxies relating to issues not covered by these Policies and Procedures; and

                           o determine when NWQ may deviate from these Policies and Procedures.

         2.2 Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the proxy voting guidelines established by Institutional Shareholder Services, Inc.SM ("ISS Guidelines") or with the AFL-CIO Guidelines if selected by the client in writing, attached respectively as Exhibits A and B hereto and incorporated herein by reference, (hereafter both the ISS Guidelines and AFL-CIO Guidelines are together referred to as "Voting Guidelines").

                  2.2.1 Where any material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the Voting Guidelines.

                  2.2.2 For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or its designated committee. The Proxy Voting Committee's determination shall take into account only the interests of the Fund, and the Proxy Voting Committee shall document the basis for the decision and furnish the documentation to the Fund's Board or its designated committee.

                  2.2.3 For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Proxy Voting Committee shall disclose the conflict to the client and advise the client that its securities will be voted only upon the client's written direction.

         2.3 NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

         2.31 Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NWQ may decide, on an individual security basis, that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity.

         2.32 To the extent that NWQ receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), NWQ will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NWQ's interest in maximizing the value of client investments. NWQ may consider an institutional client's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.

         2.33 In addition, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

3.       Conflicts of Interest

         3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:

                  3.1.1 The issuer is a client of NWQ.

                  3.1.2 The issuer is an entity in which a member of the Executive Committee or Proxy Committee of NWQ or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $1,000 from the issuer during NWQ's last three fiscal years, other than the receipt of interest, dividends, capital gains or proceeds from an insurance company for a claim.

                  3.1.3 The matter under consideration could reasonably be expected to result in a financial benefit to NWQ of at least $10,000 through the end of NWQ's next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by NWQ or an affiliate).

                  3.1.4 Another client or prospective client of NWQ, directly or indirectly, conditions future engagement of NWQ on voting proxies in respect of any client's securities on a particular matter in a particular way.

                  3.1.5 Any other circumstance where NWQ's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

                  3.1.6 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

                  3.1.7 Notwithstanding the foregoing, in its process of determining whether there are material conflicts of interest, NWQ does not consider information about the business arrangements of its affiliates or their officers and directors.

4.       Recordkeeping and Retention
         4.1 NWQ shall retain records relating to the voting of proxies, including:

                  4.1.1 Copies of these Policies and Procedures and any amendments thereto.

                  4.1.2 A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission ("Proxy Statement") that NWQ receives regarding client securities.

                  4.1.3 Records of each vote cast by NWQ on behalf of clients; these records may be maintained on an aggregate basis.

                  4.1.4 A copy of any documents created by NWQ that were material to making a decision on how to vote or that memorializes the basis for that decision.

                  4.1.5 A copy of each written request for information on how NWQ voted proxies on behalf of the client, and a copy of any written response by NWQ to any (oral or written) request for information on how NWQ voted.

         4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NWQ.

         4.3 NWQ may rely on Proxy Statements filed on the SEC's EDGAR system or on Proxy Statements and records of votes cast by NWQ maintained by a third party, such as a proxy voting service.





     For the purposes of these Guidelines, "relative" includes the following family members: spouse, minor children or stepchildren.













         Adopted: June 24, 2003

                                    EXHIBIT A

                       ISS PROXY VOTING GUIDELINES SUMMARY

1.   OPERATIONAL ITEMS

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse

     o    Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Failed to act on takeover offers where the majority of the shareholders tendered their shares

     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

     o    Majority of independent directors on board

     o    All-independent key committees

     o    Committee chairpersons nominated by the independent directors

     o    CEO performance reviewed annually by a committee of outside directors

     o    Established governance guidelines

     o    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o Long-term financial performance of the target company relative to its industry; management's track record

     o    Background to the proxy contest

     o    Qualifications of director nominees (both slates)

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.   ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price

     o    Fairness opinion

     o    Financial and strategic benefits

     o    How the deal was negotiated

     o    Conflicts of interest

     o    Other alternatives for the business

     o    Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Impact on the balance sheet/working capital

     o    Potential elimination of diseconomies

     o    Anticipated financial and operating benefits

     o    Anticipated use of funds

     o    Value received for the asset

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE     REORGANIZATION/DEBT    RESTRUCTURING/PREPACKAGED    BANKRUPTCY
PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o    Dilution to existing shareholders' position

     o    Terms of the offer

     o    Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    The reasons for the change

     o    Any financial or tax benefits

     o    Regulatory benefits

     o    Increases in capital structure

     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     o    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS
Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Valuation of spin-off

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.   STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS
Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.   CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     o    Cash compensation, and

     o    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns

     o    Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value, or

     o    Offering period is greater than 27 months, or

     o    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

     o    Whether the proposal mandates that all awards be performance-based

     o Whether the proposal extends beyond executive awards to those of lower-ranking employees

     o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o    The triggering mechanism should be beyond the control of management

     o The amount should not exceed three times base salary plus guaranteed benefits

9.   SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     o The availability and feasibility of alternatives to animal testing to ensure product safety, and

     o    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance

     o The company's standards are comparable to or better than those of peer firms, and

     o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     o    Whether the proposal focuses on a specific drug and region

     o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

     o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

     o    Whether the company already limits price increases of its products

     o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

     o    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

     o    The costs and feasibility of labeling and/or phasing out

     o The nature of the company's business and the proportion of it affected by the proposal

     o The proportion of company sales in markets requiring labeling or GMO-free products

     o    The extent that peer companies label or have eliminated GMOs

     o Competitive benefits, such as expected increases in consumer demand for the company's products

     o The risks of misleading consumers without federally mandated, standardized labeling

     o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs. Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.


                                     xviii

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     o    The extent that peer companies have eliminated GMOs

     o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

     o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

     o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated. Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     o Whether the company has adequately disclosed the financial risks of its subprime business

     o Whether the company has been subject to violations of lending laws or serious lending controversies

     o    Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

     o    Whether the company complies with all local ordinances and regulations

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     o    The risk of any health-related liabilities.

     Advertising to youth:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     o Whether the company has gone as far as peers in restricting advertising

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     o    Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

     o    The percentage of the company's business affected

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

     o    The percentage of the company's business affected

     o    The feasibility of a spin-off

     o Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

     o    Whether there are publicly available environmental impact reports;

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

     o    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     o Environmentally conscious practices of peer companies, including endorsement of CERES

     o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     o    The company's level of disclosure lags that of its competitors, or

     o The company has a poor environmental track record, such as violations of federal and state regulations.


RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
     o    The nature of the company's business and the percentage affected

     o    The extent that peer companies are recycling

     o    The timetable prescribed by the proposal

     o    The costs and methods of implementation

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     o    The nature of the company's business and the percentage affected

     o The extent that peer companies are switching from fossil fuels to cleaner sources

     o    he timetable and specific action prescribed by the proposal

     o    The costs of implementation

     o    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     o    The relevance of the issue to be linked to pay

     o The degree that social performance is already included in the company's pay structure and disclosed

     o The degree that social performance is used by peer companies in setting pay

     o Violations or complaints filed against the company relating to the particular social performance measure

     o Artificial limits sought by the proposal, such as freezing or capping executive pay

     o    Independence of the compensation committee

     o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities, and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:

     o There are serious controversies surrounding the company's China operations, and

     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     o    The nature and amount of company business in that country

     o    The company's workplace code of conduct

     o    Proprietary and confidential information involved

     o    Company compliance with U.S. regulations on investing in the country

     o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     o    Agreements with foreign suppliers to meet certain workplace standards

     o    Whether company and vendor facilities are monitored and how

     o    Company participation in fair labor organizations

     o    Type of business

     o    Proportion of business conducted overseas

     o    Countries of operation with known human rights abuses

     o Whether the company has been recently involved in significant labor and human rights controversies or violations

     o    Peer company standards and practices

     o    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     o The company does not operate in countries with significant human rights violations

     o    The company has no recent human rights controversies or violations, or

     o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     o    Company compliance with or violations of the Fair Employment Act of
          1989

     o Company antidiscrimination policies that already exceed the legal requirements

     o    The cost and feasibility of adopting all nine principles

     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     o    The potential for charges of reverse discrimination

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     o    The level of the company's investment in Northern Ireland

     o    The number of company employees in Northern Ireland

     o    The degree that industry peers have adopted the MacBride Principles

     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     o    Whether the company has in the past manufactured landmine components

     o    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     o   What weapons classifications the proponent views as cluster bombs

     o Whether the company currently or in the past has manufactured cluster bombs or their components

     o    The percentage of revenue derived from cluster bomb manufacture

     o    Whether the company's peers have renounced future production

                                      xxiii

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     o    The information is already publicly available or

     o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:

     o The board composition is reasonably inclusive in relation to companies of similar size and business or

     o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o    The degree of board diversity

     o    Comparison with peer companies

     o    Established process for improving board diversity

     o    Existence of independent nominating committee

     o    Use of outside search firm

     o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     o    The company has well-documented equal opportunity programs

     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     o    The composition of senior management and the board is fairly inclusive

     o The company has well-documented programs addressing diversity initiatives and leadership development

     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

     o Whether the company's EEO policy is already in compliance with federal, state and local laws

     o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

     o    The industry norm for including sexual orientation in EEO statements

     o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.  MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     o    Board structure

     o    Director independence and qualifications

     o    Attendance at board and committee meetings.

Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o Ignore a shareholder proposal that is approved by a majority of shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Are interested directors and sit on the audit or nominating committee, or

     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance as a closed-end fund

     o    Market in which the fund invests

     o    Measures taken by the board to address the discount

     o    Past shareholder activism, board activity

     o    Votes on related proposals.

PROXY CONTESTS
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance relative to its peers

     o    Market in which fund invests

     o    Measures taken by the board to address the issues

     o Past shareholder activism, board activity, and votes on related proposals

     o    Strategy of the incumbents versus the dissidents

     o    Independence of directors

     o    Experience and skills of director candidates

     o    Governance profile of the company

     o    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     o Proposed and current fee schedules o Fund category/investment objective

     o    Performance benchmarks o Share price performance compared to peers

     o    Resulting fees relative to peers

     o    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Stated specific financing purpose

     o    Possible dilution for common shares

     o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Regulatory developments

     o    Current and potential returns

     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o    The fund's target investments

     o    The reasons given by the fund for the change

     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Political/economic changes in the target market

     o    onsolidation in the target market

     o    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Current and potential returns

     o    Risk of concentration

     o    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Strategies employed to salvage the company

     o    The fund's past performance

     o    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    The degree of change implied by the proposal

     o    The efficiencies that could result

     o    The state of incorporation

     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     o Removal of shareholder approval requirement for amendments to the new declaration of trust

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     o Removal of shareholder approval requirement to change the domicile of the fund


                                     xxvii

CHANGE THE FUND'S DOMICILE
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     o    Regulations of both states

     o    Required fundamental policies of both states

     o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance

     o    The competitiveness of the fund in the industry

     o    Terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Resulting fee structure

     o    Performance of both funds

     o    Continuity of management personnel

     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     o    Performance of the fund's NAV

     o    The fund's history of shareholder relations

     o    The performance of other funds under the advisor's management.


                                     xxviii

                                    EXHIBIT B

                           Proxy Voter Services (PVS)

                 U.S. PROXY VOTING POLICY STATEMENT & GUIDELINES


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


                  U.S. Proxy Voting Policy Statement and Guidelines


                           a) Fifth Edition, January 2003



Copyright (C) 2003 by Proxy Voter Services (PVS), a division of Institutional Shareholder Services (ISS Inc.) Persons receiving this Exhibit B are requested not to disseminate it to any third party.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.
Requests for permission to make copies of any part of this work should be sent to:


                           PROXY VOTER SERVICES/ISS
                           2099 GAITHER ROAD, SUITE 501
                           ROCKVILLE, MD 20850-4045

                  PROXY VOTING POLICY STATEMENT AND GUIDELINES
--------------------------------------------------------------------------------

This statement sets forth the proxy voting policy of Proxy Voter Services (PVS). The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. PVS is a registered investment adviser under the Investment Advisor Act of 1940.

PVS shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. PVS shall not subordinate the interests of participants and beneficiaries to unrelated objectives. PVS shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to PVS's clients have not been received, PVS will make reasonable efforts to obtain missing proxies. PVS is not responsible for voting proxies it does not receive.

PVS shall analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. PVS does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, PVS's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. PVS shall revise its guidelines as events warrant.

PVS shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate PVS's compliance with its responsibilities and will facilitate clients' monitoring of PVS. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time PVS is retained. PVS shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

                               BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.
According to the Report of the National Association of Corporate Directors' Blue Ribbon Commission on Director Professionalism (1996): "The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to shareholders... In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it... Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself."

PVS holds directors to a high standard when voting on their election, qualifications, and compensation. PVS will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes concerning the entire board of directors are examined using the following five factors:

     o Poor long-term corporate performance record relative to its peer index and S&P 500;

     o Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

     o    Diversity of board;

     o Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

     o Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on individual directors are examined using the following eight factors:

     o Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

     o Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

     o Failure to establish any key board committees (i.e. audit, compensation, or nominating);

     o Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

     o    Chapter 7 bankruptcy, SEC violations, and criminal investigations;

     o    Interlocking directorships;

     o Performance of compensation committee members related to egregious executive compensation; and

     o Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company. Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

     o Long-term financial performance of the target company relative to its industry;

     o    Management's historical track record;

     o    Background to the proxy contest;

     o    Qualifications of director nominees (both slates);

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

     o    Equity ownership positions; and

     o    Total impact on all stakeholders.

CEO SERVING AS CHAIRMAN
Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases (and indeed, using a case-by-case review of circumstances, there may be worthy exceptions). But, even in these cases, it is our general view that a person should only serve in the position of joint CEO and chairman on a temporary basis. Once a company reaches a point of maturity, these positions should be separated. Clearly, the prevalence of joint CEO/chairman positions in boardrooms has stretched well beyond the small-cap universe of companies. Today, roughly 60 percent of companies in both the S&P 500 and Russell 3000 fall into this category.

We strongly believe that the potential for conflicts of interest in the board's supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, we believe that it is the board's implicit duty to assume an impartial and objective role in overseeing the executive team's overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs. Inherent in the chairman's job description is the duty to assess the CEO's performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders.

In the past, we have supported shareholder proposals calling to separate the positions of CEO and chairman. Our revised policy(3) is based upon this very principle and is merely an extension of this tenet of sound corporate governance.

     o Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company.

     o Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

     o Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

INDEPENDENT DIRECTORS
PVS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, PVS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

     o Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.


                                     xxxii

     o Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.

     o    Vote AGAINST boards with a majority insider board composition.

DIRECTOR DIVERSITY
We support gender and ethnic diversity as an important component of a company's board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. We believe that increasing diversity in the boardroom to better reflect a company's workforce, customers, and community enhances shareholder value.

     o Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.

     o    Support endorsement of a policy of board inclusiveness.

     o Support reporting to shareholders on a company's efforts to increase diversity on their boards.

STOCK OWNERSHIP REQUIREMENTS
Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in board rooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

     o Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

BOARD STRUCTURE
The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

--------------
(2) Recent notable bankruptcies with joint chairman/CEOs include: John Rigas at Adelphia, Ken Lay at Enron, Dennis Kozlowski at Tyco, and Linda Wachner at Warnaco.

(3)  New PVS policy implemented October 1, 2002.


                                     xxxiii

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.
Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

     o    Vote AGAINST classified boards when the issue comes up for vote.

LIMIT TERM OF OFFICE
Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule.

     o Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

CUMULATIVE VOTING
Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.
For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

     o    Vote AGAINST proposals to eliminate cumulative voting.

     o    Vote FOR proposals to permit cumulative voting.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While PVS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, PVS believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but PVS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

     o Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.


                                     xxxiv

INDEMNIFICATION
Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

     o Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.

     o Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

                             PROXY CONTEST DEFENSES
--------------------------------------------------------------------------------

POISON PILLS
Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

     o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     o Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

     o Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

     o Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

GREENMAIL
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

     o Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.

     o Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

     o Vote AGAINST proposals that provide that directors may be removed only for cause.

     o Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.

     o Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.

     o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. PVS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

     o    Vote FOR proposals that seek to fix the size of the board.

     o ote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                    AUDITORS
--------------------------------------------------------------------------------

AUDITOR RATIFICATION
The ratification of auditors is an important component of good governance. The wave of recent accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five (now Final Four) accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A recent study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that the ratio should be reversed, and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity.


                                     xxxvi

As auditors are the backbone upon which a company's financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor.

     o Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     o Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.

     o WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees.

     o Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

                            MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

     o    Impact of the merger on shareholder value;

     o Anticipated financial and operating benefits realizable through combined synergies;

     o    Offer price (cost vs. premium).

     o    Financial viability of the combined companies as a single entity;

     o Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;

     o    Fairness opinion (or lack thereof);

     o Changes in corporate governance and their impact on shareholder rights; and

     o    Impact on community stakeholders and employees in both workforces.

FAIR PRICE PROVISIONS
Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises-- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that-- absent of board or shareholder approval of the acquisition-- the bidder must pay the remaining shareholders the same price for their shares that brought control.

     o Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

     o Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.


                                     xxxvii

CORPORATE RESTRUCTURING
Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

                                    xxxviii

APPRAISAL RIGHTS
Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.
o Vote FOR proposals to restore or provide shareholders with the right of appraisal.

SPIN-OFFS
Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES
Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS
Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

CHANGING CORPORATE NAME
Vote FOR changing the corporate name in all instances if proposed and supported by management.

                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

CONFIDENTIAL VOTING
The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.
o Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
o Vote FOR management proposals to adopt confidential voting procedures.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling. o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


                                     xxxix

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

     o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

     o Vote FOR proposals to allow or make easier shareholder action by written consent.

EQUAL ACCESS
The process for electing directors can be improved since a company currently nominates for election only one candidate for each board seat, leaving shareholders with no practical choice in most director elections. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The current system is that of a truly limited democracy, whereby voters are not given a choice of multiple candidates for each directorship, but are only allowed to register their approval or disapproval of one candidate for each director's seat. The only way to register dissent about a given candidate is to withhold support from that nominee. Truly democratic director elections should offer a choice, thereby allowing a far healthier and more rigorous shareholder evaluation and debate about which specific nominees are best qualified. A more open and rigorous election process would give shareholders an actual choice and give them far greater say in choosing the directors most able to represent their interests.

     o Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

UNEQUAL VOTING RIGHTS
Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares which have superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

     o Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

     o Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

     o Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     o Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.


                                       xl

     o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

     o Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

     o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

REIMBURSE PROXY SOLICITATION EXPENSES
Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------
The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

COMMON STOCK AUTHORIZATION
State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends. PVS supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, PVS will support increases in authorized common stock to fund stock splits that are in shareholders' interests. PVS will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. PVS will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

     o Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

     o Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

REVERSE STOCK SPLITS
Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.
We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.


                                      xli

BLANK CHECK PREFERRED AUTHORIZATION
Preferred stock is an equity security which has certain features similar to debt instruments-- such as fixed dividend payments and seniority of claims to common stock-- and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

     o Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

     o Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.

     o Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.

     o Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUST PAR VALUE OF COMMON STOCK
Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

     o    Vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS
         Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

     o Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURING
We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

     o Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

     o Change in Control: Will the transaction result in a change-in-control of the company?

     o Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?


                                      xlii

     o Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

                       EXECUTIVE AND DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

STOCK OPTION PLANS
PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. PVS supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. PVS will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

PVS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. PVS will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following three elements:

     o Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds 12 percent.

     o Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.

     o Repricing: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:

     o    The repricing is value for value;

     o If the five most highly compensated employees are excluded from the repricing;

     o    If the plan is broad based; and

     o    If the current vesting schedule is maintained.

STOCK OPTION EXPENSING
The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. The fact that companies reprice underwater options exposes the initial fallacy of this theory. A recent long-term study of stock xliii
option awards from the Indiana University School of Business found that there was no correlation whatsoever between executive stock ownership and company performance. Given their accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees.

Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Alan Greenspan cautioned that the failure to expense stock option grants has "introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation." Some companies have chosen to acknowledge the distortion caused by the non-expensing of options and have committed to expense options going forward. And beginning in 2003, the SEC will no longer exclude stock option expensing proposals from the proxy ballot using the ordinary business exception rules.

     o Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

OBRA-RELATED COMPENSATION PROPOSALS

     o Vote FOR amendments that place a cap on annual grants or amend administrative features.

     o Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of
          Section 162(m) of OBRA.

AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

     o Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.


                                      xliv

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

     o Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

     o Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

PERFORMANCE BASED OPTIONS
Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

     o Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

     o Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

     o Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits.

     o Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN AND TIN PARACHUTES
Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via "tin" parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

     o Vote for shareholder proposals to all have golden and tin parachute agreements submitted for shareholder ratification.

     o    Generally vote against all proposals to ratify golden parachutes.

     o    Vote on tin parachutes on a case-by-case basis.


                                      xlv

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recently, a large Rutgers University study of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. The study also found that ESOP companies are also more likely to still be in business several years later, and are more likely to have other retirement-oriented benefit plans than comparable non-ESOP companies.

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

                             STATE OF INCORPORATION
--------------------------------------------------------------------------------

VOTING ON STATE TAKEOVER STATUTES
We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

OFFSHORE REINCORPORATIONS & TAX HAVENS
For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

     o Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

     o    The transparency (or lack thereof) of the new locale's legal system;

     o    Adoption of any shareholder-unfriendly corporate law provisions;

     o    Actual, qualified tax benefits;

     o    Potential for accounting manipulations and/or discrepancies;

     o    Any pending U.S. legislation concerning offshore companies; and

     o Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, PVS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.


                                      xlvi

                    CORPORATE RESPONSIBILITY & ACCOUNTABILITY

                 SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES
--------------------------------------------------------------------------------

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value.

In most cases, we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

     o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     o    Percentage of sales, assets, and earnings affected;

     o Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

     o Whether the issues presented should be dealt with through government or company-specific action;

     o Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

     o Whether the company's analysis and voting recommendation to shareholders is persuasive;

     o    What its industry peers have done in response to the issue;

     o    Whether the proposal itself is well framed and reasonable;

     o Whether implementation of the proposal would achieve the objectives sought in the proposal; and

     o Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merits support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

SPECIAL POLICY REVIEW AND SHAREHOLDER ADVISORY COMMITTEES
These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

     o Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.


                                     xlvii

MILITARY SALES
Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

     o Generally support reports on foreign military sales and economic conversion of facilities.

     o Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

POLITICAL CONTRIBUTIONS REPORTING
We believe employees should not be put in position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, we believe it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company's brand name with consumers. Shareholders have the right to know about corporate political activities, and management's knowledge that such information can be made publicly available should encourage a company's lawful and responsible use of political contributions.

     o    Support proposals affirming political non-partisanship.

     o Support reporting of political and political action committee (PAC) contributions.

     o Support establishment of corporate political contributions guidelines and reporting provisions.

EQUAL EMPLOYMENT OPPORTUNITY AND OTHER WORK PLACE PRACTICE REPORTING ISSUES These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

     o Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.

     o Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

     o    Vote FOR non-discrimination in salary, wages, and all benefits.

HIGH-PERFORMANCE WORKPLACE
High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a "what's good for the worker is good for the company" philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

     o Generally support proposals that incorporate high-performance workplace standards.


                                     xlviii

NON-DISCRIMINATION IN RETIREMENT BENEFITS
A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies are forming a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

     o    Support non-discrimination in retirement benefits.

FAIR LENDING
These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their subprime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

     o    Support compliance with fair-lending laws.

     o    Support reporting on overall lending policies and data.

CERES PRINCIPLES
These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. PVS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

     o    Vote FOR the adoption of the CERES Principles.

     o    Vote FOR adoption of reports to shareholders on environmental issues.


                                      xlix

MACBRIDE PRINCIPLES
These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

     o Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

CONTRACT SUPPLIER STANDARDS
These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections. PVS will generally support proposals that:

     o Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

     o Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.

     o Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

     o Create incentives to encourage suppliers to raise standards rather than terminate contracts.

     o Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

     o Request public disclosure of contract supplier reviews on a regular basis.

     o Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES
PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180


                                       l
member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

     o Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

     o    Support the implementation and reporting on ILO codes of conduct.

     o Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

INTERNATIONAL FINANCIAL RELATED
The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, PVS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States. Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing). o Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.


                                       li

                           ACTIVA VALUE FUND - CLASS R
                     (a series of Activa Mutual Fund Trust)
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                                 (616) 588-5380
                                 (800) 346-2670

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 27, 2007

         This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Class A Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2006 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained by writing or calling the Fund. This Statement of Additional Information relates to the Class R Prospectus for the Fund dated April 27, 2007.

         Class R shares are available only to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. The Fund also offers Class A shares, which are available to members of the general public. Information about Class A is contained in the Class A Prospectus dated April 27, 2007, which is available upon request.

       Contents                                                             Page
       Organization  of the Fund ...........................................   1
       Objectives, Policies, and Restrictions on the Fund's Investments ....   1
       Information Concerning Certain Investment Techniques ................   2
       Portfolio Transactions and Brokerage Allocation .....................  11
       Portfolio Voting Policy .............................................  11
       Portfolio Disclosure Policy .........................................  12
       Principal Shareholders ..............................................  12
       Officers and Trustees of the Fund ...................................  12
       Investment Adviser ..................................................  15
       Sub-Adviser and Portfolio Manager ...................................  15
       Principal Underwriter ...............................................  17
       Administrative Agreement ............................................  17
       Transfer Agent ......................................................  18
       Custodian ...........................................................  18
       Auditors ............................................................  18
       Pricing of Fund Shares ..............................................  18
       Purchase of Shares ..................................................  18
       How Shares are Redeemed .............................................  18
       Market Timing and Excessive Trading Activity ........................  19
       Internet Address ....................................................  19
       Federal IncomeTax ...................................................  19
       Reports to Shareholders and Annual Audit ............................  19
       Addendum ............................................................  i


              The date of this Statement of Additional Information
                                is April 27, 2007



                                                               Printed in U.S.A.

                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.
   Shares of beneficial interest of the Fund are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund invests primarily in common stock of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
   The Fund :

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.
   An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
   DERIVATIVES.
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Wellington Management Company, LLP, (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.

   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.
   FUTURE CONTRACTS.
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
   In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.
   OPTIONS
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
   OPTIONS ON FUTURES CONTRACTS
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
   Limitations and Risks of Options and Futures Activity
   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.
   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.
   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

   SHORT SALES AGAINST THE BOX
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.
   SWAP ARRANGEMENTS
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.
   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

   REPURCHASE AGREEMENTS.
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.
   REVERSE REPURCHASE AGREEMENTS.
   The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.
   WHEN-ISSUED SECURITIES.
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.
   RESTRICTED SECURITIES.
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

   FOREIGN INVESTMENTS.
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or similar instruments. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.
   These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.
   CURRENCY TRANSACTIONS.
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

   SECURITIES LENDING.
   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.
   SHORT-TERM TRADING.
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.
   TEMPORARY AND DEFENSIVE INVESTMENTS.
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.
   INDUSTRY CLASSIFICATIONS.
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.
   OTHER INVESTMENT COMPANIES
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.
       U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

     o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.
   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.
   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.
   BANK MONEY INVESTMENTS
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.
   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

   ZERO AND STEP COUPON SECURITIES
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

   COMMERCIAL PAPER RATINGS
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.
   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the (''Investment Adviser''), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.
   The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.
   Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.
   During the years ended December 31, 2006, 2005, and 2004, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $65,063, $68,451, and $153,688, respectively. Transactions in the amount of $449,903 involving commissions of approximately $509, were directed to brokers because of research services provided during 2006. During the calendar year ended December 31, 2006 the portfolio turnover rate was 63.6% which was a increase over the previous year's rate of 54.4%.
   The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2006, the Fund owned common stock of Bank of America with a market value of $6,343,373; common stock of Goldman Sachs with a market value of $3,408,885; common stock of Lehman Brothers with a market value of $2,015,496; and common stock of Merrill Lynch with a market value of $1,731,660. Bank of America, Goldman Sachs, Lehman Brothers and Merrill Lynch are considered regular brokers for the Fund.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------
   The Fund relies on the Sub-Adviser to vote proxies relating to portfolio securities. Attached as an addendum to this Statement of Additional Information is a copy of the Sub-Adviser's proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities is available without charge upon request by calling the toll-free number at the front of this document or on the Securities and Exchange Commission's website at http://www.SEC.gov.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------
   The Fund has adopted policies and procedures which prohibit the disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees unless the disclosure is a permitted disclosure. Permitted disclosures include third party service providers for the Fund and its advisers including the Fund Accountant, Custodian, Auditors, broker/dealers and market participants in the normal course of portfolio trading, and partieis providing analytical services, such as proxy voting, corporate actions or portfolio performance, attribution analysis and rating and ranking organizations. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder Reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.
   The Board of Trustees has approved disclosure of the portfolio for the Fund to the Consulting Group, a division of Citicorp. Global Markets, Inc., a portfolio consulting service provider for JVA Enterprises Capital LLC ("JVA"), a principal shareholder of the Fund, and Activa Asset Management, LLC, the investment adviser for the Fund, 10 days following the close of the calendar quarter.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc., 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2007, 2,520,671 shares, or 18.78%, of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they own substantially all of its outstanding securities. Alticor Inc. is a Michigan manufacturer and direct selling distributor of home care and personal care products.
   The Jay Van Andel Trust, 2905 Lucerne SE, Grand Rapids, Michigan 49546, owns all the outstanding securities of JVA Enterprises Capital LLC, which owned, as of January 31, 2007, 1,122,764 shares, or 8.36%, of the Fund's outstanding shares. The Jay and Betty Van Andel Foundation, as of January 31, 2007, owned 2,250,453 shares, or 16.77%, of the Fund's outstanding shares. Accordingly, the Jay Van Andel Trust and the Jay and Betty Van Andel Foundation may be deemed to control the Fund.
   If any of the Fund's principal shareholders were to substanially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2006 and the Nominating Committee held no meetings. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2006, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:

                                                             Term of                                      Number of       Other
Name and Address             Age        Office Held       Office/Length     Principal Occupation Last   Portfolios in  Directorships
                                                          of Time Served            Five Years           Fund Complex    Held By
                                                                                                         Overseen by     Director
                                                                                                          Director
INTERESTED TRUSTEE
James J. Rosloniec*           61   Trustee of the Fund    Perpetual /    President, Chief Operating            4           None
2905 Lucerne SE, Suite 200                                26             Officer, JVA Enterprises I,
Grand Rapids, Michigan                                                   LLC;  President, Chief
49546                                                                    Executive Officer and
                                                                         Director, Activa
                                                                         Holdings Corp.;President,
                                                                         Chief Executive Officer
                                                                         of Activa Management
                                                                         Services, LLC; and
                                                                         President and Treasurer,
                                                                         Activa Mutual Fund Trust
                                                                         (1999-2002).

ADVISORY TRUSTEE
Joseph E. Victor, Jr.         59   Advisory Trustee of    Perpetual /    President and Chief Executive         4           None
2905 Lucerne SE                    the Fund               6              Officer, Marker Net, Inc.
Suite 200                                                                (Crown Independent Business
Grand Rapids, Michigan 49546                                             Owner affiliated with Quixtar,
                                                                         Inc.)

DISINTERESTED TRUSTEES
Donald H. Johnson             76   Trustee of the Fund    Perpetual /    Retired, Former Vice                  4           None
2905 Lucerne SE                                           14             President-Treasurer, SPX
Suite 200                                                                Corporation.
Grand Rapids, Michigan 49546

Walter T. Jones                    Trustee of the Fund    Perpetual /    Retired, Former Senior Vice           4           None
936 Sycamore Ave.            64                           15             President-Chief Financial
Holland, Michigan 49424                                                  Officer, Prince Corporation

Richard E. Wayman            72    Trustee of the Fund    Perpetual /    Retired, Former Finance               4           None
24578 Rutherford                                          9              Director, Amway Corporation,.
Ramona, California 92065


OFFICER
Allan D. Engel               54    Trustee, President,    Perpetual /     Vice President, Real Estate         N/A           N/A
2905 Lucerne SE, Suite 200         Secretary and          25              Operations and
Grand Rapids, Michigan             Treasurer of the                       Secretary-Activa Holdings
49546                              Fund; President, and                   Corp; Vice President of
                                   Secretary of the                       Activa Management Services,
                                   Investment Adviser.                    LLC;; Trustee, Activa Mutual
                                                                          Fund Trust (1999-2004);  Vice
                                                                          President and Assistant
                                                                          Treasurer (1999-2002).

*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC, which may be deemed to control Activa Holdings Corp.

The following table contains information about the Activa Funds owned by the
Trustees:
                                 Dollar Range of               Dollar Range of
                                Equity Securities             Equity Securities
                                   In the Fund               In All Activa Funds
     Names of Trustees          December 31, 2006             December 31, 2006
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                           Over $100,000                 Over $100,000
ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee                $10,001 - $50,000             $10,001 - $50,000
DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                           $1 - $10,000                $10,001 - $50,000
Walter T. Jones
Trustee                                -0-                       $1 - $10,000
Richard E. Wayman
Trustee                         $10,001 - $50,000             $50,001 - $100,000

   The following table contains information about the compensation that the Trustees received during the year ended December 31, 2006:

                                               Pension or
      Name of Person,           Trustee        Retirement         Estimated Annual    Total Compensation
         Position            Compensation   Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund         Upon Retirement
                                                Expenses
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                        $12,000             -0-                  -0-                $12,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee               $12,000             -0-                  -0-                $12,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                        $12,000             -0-                  -0-                $12,000
Walter T. Jones
Trustee                        $12,000             -0-                  -0-                $12,000
Richard E. Wayman
Trustee                        $12,000             -0-                  -0-                $12,000

   The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2006, amounted to $60,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continued to have at least $200,000,000 in assets. The investment advisory fees paid by the Fund to the Investment Adviser during the years ended December 31, 2006, 2005, and 2004, were $821,280, $736,607, and $670,199, respectively.
   Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus ..20% of average net assets.
   Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests of Activa. Accordingly, they may be considered controlling persons of Activa. The Jay Van Andel Trust may also be considered a controlling person of the Fund.. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------
   The following information relative to the Fund's Sub-Adviser and Portfolio Manager was provided by the Fund's Sub-Adviser.
SUB-ADVISER
   Effective December 30, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.

   As compensation for its services as the Fund's Sub-Adviser, Wellington Management, will receive a fee from the Fund's Investment Adviser at the annual rate of 0.40% of the first $100 million of average daily net assets of the Fund, and 0.30% of the assets in excess of $100 million; the minimum annual fee shall be $350,000. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 2006, 2005, and 2004, were $532,677, $481,968, and
$438,461, respectively.

PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED - As of December 31, 2006, the portfolio manager of the Fund, Doris T. Dwyer, was responsible for approximately account relationships for the Sub-Adviser, totaling approximately $ billion in assets under management (excluding assets of the Fund). Set forth below for the portfolio manager is the number of accounts managed and the total assets in such accounts.

                                         Other Registered                 Other Pooled
                                             Investment                     Investment
                                             Companies                      Vehicles                    Other Accounts
                                    # of Accts  Assets ($ mil)*   # of Accts    Assets ($ mil)*   # of Accts   Assets ($ mil)*
   All Accounts:                        5          1,757.0            7           402.2              12         2,624.9

   Accounts where advisory
   fee is based on account              0             0               0             0.0               2           306.1
   performance  (subset of above):
         *Assets are rounded to the nearest one hundred thousand dollars.

CONFLICTS OF INTEREST WITH OTHER ACCOUNTS - There may be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts which Sub-Adviser advises. Although Sub-Adviser will allocate investment opportunities in a manner which it believes in good faith to be in the best interests of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner.
   Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund's portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund ("Portfolio Manager") generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Activa Value Fund. The Portfolio Manager makes investment decisions for each portfolio, including the Activa Value Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
   The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Activa Value Fund, or make investment decisions that are similar to those made for the Activa Value Fund, both of which have the potential to adversely impact the Activa Value Fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Activa Value Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager.

   Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly while at the same time providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.
COMPENSATION - The Activa Value Fund pays Wellington Management a fee based on the assets under management of the Activa Value Fund as set forth in a Sub-Advisory Agreement between Wellington Management and Activa Asset Management, LLC with respect to the Activa Value Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Activa Value Fund. The following information relates to the period ended December 31, 2006.
   Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its investment professionals includes a fixed base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager's experience and performance in her role as a Portfolio Manager. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Activa Value Fund and generally each other portfolio managed by the Portfolio Manager. The Portfolio Manager's incentive payment relating to the Activa Value Fund is linked to the gross pre-tax performance of the Activa Value Fund compared to the Russell 1000 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Portfolio Manager, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a Portfolio Manager can, and typically do, represent a significant portion of a Portfolio Manager's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Portfolio Managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance.
OWNERSHIP OF SECURITIES - The Portfolio Manager does not own any securities in the Fund.

PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   Activa serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan. The Distribution Plan does not apply to Class R.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and Activa, Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2006, 2005, and 2004, total payments were $216,384, $190,982, and $173,603, respectively.

   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent monthly, a fee of .20% of the average daily net assets of the Fund per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.
   The Fund's investments are generally valued on the basis of market quotations or offical closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   Class R Shares are offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.

   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.
   Participants in the tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
   The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.
   Shares of Class R will be held by the qualified retirement and benefit plans of Alticor Inc. and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once during each year, the Fund is audited by an independent registered public accounting firm appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2006 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

                                         =======================================
                                            Activa
                                            Value
ACTIVA VALUE FUND                           Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 588-5380
(800) 346-2670
                                                             Class R
                                                           Statement of
                                                      Additional Information



                                                          April 27, 2007




                                                     ACTIVA MUTUAL FUND LOGO












Printed in U.S.A.

                                         =======================================

                                    ADDENDUM

                                    Wellington Management Company, LLP
                                    Global Proxy Policies and Procedures

--------------------------------------------------------------------------------
INTRODUCTION                        Wellington Management Company, LLP
                                    ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

                                    Wellington Management's Global Proxy Voting
                                    Guidelines, included as pages 6-12 of these Global Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of they guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting Guidelines.

--------------------------------------------------------------------------------
STATEMENT OF POLICIES               As a matter of policy, Wellington
                                    Management:

                                    1

                                    Takes responsibility for voting client
                                    proxies only upon a client's written
                                    request.

                                    2

                                    Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                                    3

                                    Develops and maintains broad guidelines
                                    setting out positions on common proxy
                                    issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                                    4

                                    Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                                    5

                                    Identifies and resolves all material
                                    proxy-related conflicts of interest between the firm and its clients in the best interests of the client.


--------------------------------------------------------------------------------
Wellington Management Company, LLP                                        Page 1

                                    Wellington Management Company, LLP
                                    Global Proxy Policies and Procedures


--------------------------------------------------------------------------------
                                    6

                                    Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                                    7

                                    Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                                    8

                                    Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Global Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                                    9

                                    Reviews regularly the voting record to
                                    ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the Global Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

--------------------------------------------------------------------------------
Responsibility and                  Wellington Management has a Corporate
Oversight                           Governance Committee, established by action
                                    of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Global Proxy Policies and Procedures and its Global Proxy Voting
                                    Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal
                                    Services Department monitors regulatory
                                    requirements with respect to proxy voting on a global basis and works with the Corporate
                                    Governance Committee to develop policies that implement those requirements.
                                    Day-to-day administration of the proxy
                                    voting process at Wellington Management is the responsibility of the Corporate
                                    Governance Group within the Corporate
                                    Operations Department. In addition, the
                                    Corporate Governance Group acts as a
                                    resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures             Wellington Management has in place certain
                                    procedures for implementing its proxy voting policies.


--------------------------------------------------------------------------------
Wellington Management Company, LLP                                        Page 2

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

--------------------------------------------------------------------------------
General Proxy Voting                AUTHORIZATION TO VOTE. Wellington Management
                                    will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                                    RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                                    RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                                    RESEARCH. In addition to proprietary
                                    investment research undertaken by Wellington
                                    Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                                    PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Global Proxy Voting Guidelines, and handled as follows:

                                    o   Generally, issues for which explicit
                                        proxy voting guidance is provided in the Global Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Corporate Governance Group and voted in accordance with the Global Proxy Voting Guidelines.

                                    o   Issues identified as "case-by-case" in
                                        the Global Proxy Voting Guidelines are
                                        further reviewed by the Corporate
                                        Governance Group. In certain
                                        circumstances, further input is needed,
                                        so the issues are forwarded to the
                                        relevant research analyst and/or
                                        portfolio manager(s) for their input.

                                    o   Absent a material conflict of interest,
                                        the portfolio manager has the authority
                                        to decide the final vote. Different
                                        portfolio managers holding the same
                                        securities may arrive at different
                                        voting conclusions for their clients'
                                        proxies.

--------------------------------------------------------------------------------
Wellington Management Company, LLP                                        Page 3

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

--------------------------------------------------------------------------------
                                    MATERIAL CONFLICT OF INTEREST IDENTIFICATION
                                    AND RESOLUTION PROCESSES. Wellington
                                    Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                                    If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

--------------------------------------------------------------------------------
Other Considerations                In certain instances, Wellington Management
                                    may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                                    SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                                    SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington

--------------------------------------------------------------------------------
Wellington Management Company, LLP                                        Page 4

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures


--------------------------------------------------------------------------------
                                    Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                                    In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                                    LACK OF ADEQUATE INFORMATION, UNTIMELY
                                    RECEIPT OF PROXY, OR EXCESSIVE COSTS.
                                    Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION              Wellington Management maintains records of
                                    proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the
                                    "Advisers Act"), the Employee Retirement
                                    Income Security Act of 1974, as amended
                                    ("ERISA"), and other applicable laws.

                                    Wellington Management's Global Proxy
                                    Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Global Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

--------------------------------------------------------------------------------
Wellington Management Company, LLP                                        Page 5

                       Wellington Management Company, LLP
                         Global Proxy Voting Guidelines

--------------------------------------------------------------------------------
INTRODUCTION                        Upon a client's written request, Wellington
                                    Management Company, LLP ("Wellington
                                    Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting
                                    Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                                    These Guidelines are based on Wellington
                                    Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

                                    Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

--------------------------------------------------------------------------------
VOTING GUIDELINES                   COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                                    [ ] Election of Directors:                                   Case-by-Case
                                        Wellington Management Company believes that
                                        shareholders' ability to elect directors annually is the
                                        most important right shareholders have. We generally
                                        support management nominees, but will withhold votes
                                        from any director who is demonstrated to have acted
                                        contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to
                                        implement shareholder proposals that received majority
                                        support, implemented dead-hand or no-hand poison pills,
                                        or failed to attend at least 75% of scheduled board
                                        meetings.

                                    [ ] Classify Board of Directors:                             Against
                                        We will also vote in favor of shareholder
                                        proposals seeking to declassify boards.

                                    [ ] Adopt Director Tenure/Retirement Age (SP):               Against

--------------------------------------------------------------------------------
Wellington Management Company, LLP                                        Page 6

                       Wellington Management Company, LLP
                         Global Proxy Voting Guidelines

--------------------------------------------------------------------------------------------------------------
                                    [ ] Adopt Director & Officer Indemnification:                For
                                        We generally support director and officer indemni-
                                        fication as critical to the attraction and retention of
                                        qualified candidates to the board. Such proposals must
                                        incorporate the duty of care.

                                    [ ] Allow Special Interest Representation to Board (SP):     Against

                                    [ ] Require Board Independence:                              For
                                        Wellington Management believes that,
                                        in the absence of a compelling counter-argument or
                                        prevailing market norms, at least 65% of a board
                                        shouldbe comprised of independent
                                        directors, with independence
                                        defined by the local market regulatory authority.
                                        Our support for this level of independence may
                                        include withholding approval for non-independent
                                        directors, as well as votes in support of shareholder
                                        proposals calling for independence.

                                    [ ] Require Key Board Committees to be Independent:          For

                                        Key board committees are the Nominating, Audit, and Compensation Committees.
                                        Exceptions will be made, as above, in
                                        respect of local market conventions.

                                    [ ] Require a Separation of Chair and CEO or Require a       For
                                        Lead Director:

                                    [ ] Approve Directors' Fees:                                 For

                                    [ ] Approve Bonuses for Retiring Directors:                  Case-by-Case

                                    [ ] Elect Supervisory Board/Corporate Assembly:              For

                                    [ ] Elect/Establish Board Committee:                         For

                                    [ ] Adopt Shareholder Access/Majority Vote on                Case-by-Case
                                        Election of Directors (SP):
                                        Wellington Management believes that the election of
                                        directors by a majority of votes cast is the
                                        appropriate standard for companies to adopt and
                                        therefore generally will support those proposals that
                                        seek to adopt such a standard. Our support for such
                                        proposals will extend typically to situations where
                                        the relevant company has an existing resignation
                                        policy in place for directors that

--------------------------------------------------------------------------------
Wellington Management Company, LLP                                        Page 7

                       Wellington Management Company, LLP
                         Global Proxy Voting Guidelines

--------------------------------------------------------------------------------------------------------------
                                        receive a majority of "withhold" votes. We believe
                                        that it is important for majority voting
                                        to be defined within the company's
                                        charter and not simply within the
                                        company's corporate governance policy.

                                        Generally we will not support proposals
                                        that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be case as opposed to actually cast) standard.

--------------------------------------------------------------------------------------------------------------
                                    MANAGEMENT COMPENSATION

                                    [ ] Adopt/Amend Stock Option Plans:                          Case-by-Case

                                    [ ] Adopt/Amend Employee Stock Purchase Plans:               For

                                    [ ] Approve/Amend Bonus Plans:                               Case-by-Case
                                        In the US, Bonus Plans are customarily presented for
                                        shareholder approval pursuant to Section 162(m) of
                                        the Omnibus Budget Reconciliation Act of 1992
                                        ("OBRA"). OBRA stipulates that certain forms of
                                        compensation are not tax-deductible unless approved
                                        by shareholders and subject to performance criteria.
                                        Because OBRA does not prevent the payment of subject
                                        compensation, we generally vote "for" these
                                        proposals. Nevertheless, occasionally these proposals

                                    [ ] Shareholder Approval of Future Severance Agreements      Case-by-Case
                                        Covering Senior Executives (SP):
                                        We believe that severance arrangements require
                                        special scrutiny, and are generally supportive of
                                        proposals that call for shareholder ratification
                                        thereof. Bus, we are also mindful of the board's
                                        need for flexibility in recruitment and retention
                                        and will therefore oppose limitations on board
                                        compensation policy where respect for industry
                                        practice and reasonable overall levels of
                                        compensation have been demonstrated.
                                    [ ] Expense Future Stock Options (SP):                       For

                                    [ ] Shareholder Approval of All Stock Option Plans (SP):     For

--------------------------------------------------------------------------------
Wellington Management Company, LLP                                        Page 8

                       Wellington Management Company, LLP
                             Proxy Voting Guidelines

                             Dated: January 18, 2006

--------------------------------------------------------------------------------------------------------------
                                    [ ] Disclose All Executive Compensation (SP):                For

                                    REPORTING OF RESULTS

                                    [ ] Approve Financial Statements:                            For

                                    [ ] Set Dividends and Allocate Profits:                      For

                                    [ ] Limit Non-Audit Services Provided by
                                        Auditors (SP): Case-by-Case We follow
                                        the guidelines established by the Public
                                        Company Accounting Oversight Board
                                        regarding permissible levels of
                                        non-audit fees payable to auditors.

                                    [ ] Ratify Selection of Auditors and Set
                                        Their Fees: Case-by-Case Wellington
                                        Management will generally support
                                        management's choice of auditors, unless
                                        the auditors have demonstrated failure
                                        to act in shareholders' best economic
                                        interest.

                                    [ ] Elect Statutory Auditors:                                Case-by-Case

                                    [ ] Shareholder Approval of Auditors (SP):                   For

                                    SHAREHOLDER VOTING RIGHTS

                                    [ ] Adopt Cumulative Voting (SP):                            Against
                                        We are likely to support cumulative voting proposals
                                        at "controlled" companies (i.e., companies with a
                                        single majority shareholder), or at companies with
                                        two-tiered voting rights.

                                    [ ] Shareholder Rights Plans:                                Case-by-Case
                                        Also known as Poison Pills, these plans can enable
                                        boards of directors to negotiate higher takeover
                                        prices on behalf of shareholders. However, these
                                        plans also may be misused to entrench management. The
                                        following criteria are used to evaluate both
                                        management and shareholder proposals regarding
                                        shareholder rights plans.

--------------------------------------------------------------------------------
Wellington Management Company, LLP                                        Page 9

                       Wellington Management Company, LLP
                         Global Proxy Voting Guidelines

--------------------------------------------------------------------------------------------------------------
                                        - We generally support plans that include:
                                          - Shareholder approval requirement
                                          - Sunset provision
                                          - Permitted bid feature (i.e., bids that are made for all
                                            shares and demonstrate evidence of financing must be
                                            submitted to a shareholder vote).

                                        Because boards generally have the
                                        authority to adopt shareholder rights
                                        plans without shareholder approval, we
                                        are equally vigilant in our assessment
                                        of requests for authorization of blank
                                        check preferred shares (see below).

                                    [ ] Authorize Blank Check Preferred Stock:                   Case-by-Case
                                        We may support authorization requests that
                                        specifically proscribe the use of such shares for
                                        anti-takeover purposes.

                                    [ ] Eliminate Right to Call a Special Meeting:               Against

                                    [ ] Increase Supermajority Vote Requirement:                 Against
                                        We likely will support shareholder and management
                                        proposals to remove existing supermajority vote
                                        requirements.

                                    [ ] Adopt Anti-Greenmail Provision:                          For

                                    [ ] Adopt Confidential Voting (SP):                          Case-by-Case
                                        We require such proposals to include a
                                        provision to suspend confidential voting
                                        during contested elections so that
                                        management is not subject to constraints
                                        that do not apply to dissidents.

                                    [ ] Remove Right to Act by Written Consent:                  Against

                                    CAPITAL STRUCTURE

                                    [ ] Increase Authorized Common Stock:                        Case-by-Case

--------------------------------------------------------------------------------
Wellington Management Company, LLP                                       Page 10

                       Wellington Management Company, LLP
                         Global Proxy Voting Guidelines

--------------------------------------------------------------------------------------------------------------
                                        We generally support requests for
                                        increases up to 100% of the shares
                                        currently authorized. Exceptions will be
                                        made when the company has clearly
                                        articulated a reasonable need for a
                                        greater increase.

                                    [ ] Approve Merger or Acquisition:                           Case-by-Case

                                    [ ] Approve Technical Amendments to Charter:                 Case-by-Case

                                    [ ] Opt Out of State Takeover Statutes:                      For

                                    [ ] Authorize Share Repurchase:                              For

                                    [ ] Authorize Trade in Company Stock:                        For

                                    [ ] Approve Stock Splits:                                    Case-by-Case
                                        We approve stock splits and reverse stock splits that
                                        preserve the level of authorized, but unissued shares.

                                    [ ] Approve Recapitalization/Restructuring:                  Case-by-Case

                                    [ ] Issue Stock with or without Preemptive Rights:           For

                                    [ ] Issue Debt Instruments:                                  Case-by-Case

                                    SOCIAL ISSUES

                                    [ ] Endorse the Ceres Principles (SP):                       Case-by-Case

                                    [ ] Disclose Political and PAC Gifts (SP):                   Case-by-Case

--------------------------------------------------------------------------------
Wellington Management Company, LLP                                       Page 11

                       Wellington Management Company, LLP
                         Global Proxy Voting Guidelines

--------------------------------------------------------------------------------------------------------------
                                        Wellington Management generally does not
                                        support imposition of disclosure
                                        requirements on management of companies
                                        in excess of regulatory requirements.

                                    [ ] Require Adoption of International Labor Organization's   Case-by-Case
                                        Fair Labor Principles (SP):

                                    [ ] Report on Sustainability (SP):                           Case-by-Case

-----------------------------------------------------------------------------------------------------------------------------
                                    MISCELLANEOUS

                                    [ ] Approve Other Business:                                  Against

                                    [ ] Approve Reincorporation:                                 Case-by-Case

                                    [ ] Approve Third Party Transactions:                        Case-by-Case





                                    Dated: August 1, 2006

--------------------------------------------------------------------------------
Wellington Management Company, LLP                                       Page 12

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A


                                     PART C

                                OTHER INFORMATION

ITEM 22. Exhibits

                      Declaration of Trust

                           The Declaration of Trust for Amway Mutual Fund Trust,
                      renamed the Activa Mutual Fund Trust, (a Delaware Trust) is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, as filed on June 17, 1999.

                      Bylaws

                           The Bylaws of Amway Mutual Fund Trust, renamed the
                      Activa Mutual Fund Trust, (a Delaware trust), are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

                      Instruments Defining Rights of Security Holders

                           Reference is made to the Declaration of Trust,
                      Exhibit 23(a), including, in particular, Article III (Units) and Article V (Unitholders Voting Powers and Meetings), and to the Bylaws, Exhibit 23(b), including, in particular, Article II (Meetings of Shareholders) and
                      Article V (Inspection of Records and Reports) which are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, and Pages C-25 through C-26, respectively, as filed on June 17, 1999 and to Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

                      Investment Advisory Contract

                      (1) Advisory and Service Contract between Activa Mutual Fund Trust and Activa Asset Management, LLC

                           The Advisory and Service Contract between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-5 through C-39, as filed on June 17, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22. Exhibits (Continued)

                      (2)  Sub-Advisory Agreements

                         (a) The Sub-Advisory Agreement between Activa Asset Management LLC and McDonnell Investment Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 51, Part C, Pages C-11 through C-13.

                         (b) The Sub-Advisory Agreement between Activa Asset Management LLC and Wellington Management Company, LLP is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Pages C-10 through C-12, as filed on February 29, 2000. An amended fee schedule is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 53, Page C-12, as filed on February 27, 2004.

                         (c) The Sub-Advisory Agreement between Activa Asset Management LLC and BlackRock Capital Management, Inc. is included on Pages C-60 through C-63.

                         (d) The Sub-Advisory Agreement between Activa Asset Management LLC and NWQ Investment Management, LLC (now known as Tradewinds Global Investors, LLC), is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 55, Part C, Pages C-14 through C-16.

                             Principal Underwriter Agreement between Activa Mutual Fund Trust and Activa Asset Management LLC

                                    The Principal Underwriter Agreement between
                             Activa Mutual Fund Trust and Activa Asset
                             Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-55 through C-60, as filed on June 17, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22. Exhibits (Continued)


                         (f)   Bonus or Profit Sharing Contracts

                                    There are no bonus or profit sharing
                               contracts for the Board of Trustees.

                         (g)   Custodian Agreement

                                    The Custody Agreement between Amway Mutual
                               Fund Trust, renamed the Activa Mutual Fund
                               Trust, and Northern Trust Company is
                               incorporated by reference to the
                               Registration Statement under the Securities
                               Act of 1933, Post Effective Amendment No.
                               46, Part C, Pages C-14 through C-35, as
                               filed on March 1, 1999 except for the First
                               Amendment dated October 29, 1999 which is incorporated by reference to the
                               Registration Statement under the Securities
                               Act of 1933, Post Effective Amendment No.
                               49, Part C, Pages C-13 through C-16, as
                               filed on February 29, 2000. The Second
                               Amendment dated February 26, 2004 is
                               incorporated by reference to the
                               Registration Statement under the Securities
                               Act of 1933, Post Effective Amendment No.
                               54, Part C, Pages C-13 through C-18, as
                               filed on March 1, 2005.

                         (h)   Other Material Contracts

                               (1)  Transfer Agent and Shareholder Services
                                    Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC

                                        The Class A Transfer Agency and Dividend
                                    Disbursing Agency Agreement between Activa
                                    Mutual Fund Trust and Activa Asset
                                    Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 54, Part C, Pages C-19 through C-24, as filed on March 1, 2005, and the Class R Transfer Agent and Shareholder Services Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-29 through C-35, as filed on September 1, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22. Exhibits (Continued)

                               (2)  Administrative Agreement between Activa
                                    Mutual Fund Trust and Activa Asset
                                    Management, LLC

                                        The Administrative Agreement between
                                    Activa Mutual Fund Trust and Activa Asset
                                    Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-36 through C-41, as filed on September 1, 1999. The First Amendment to the Administrative Agreement dated June 3, 2004 is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 54, Part C, Pages C-25 through C-26, as filed on March 1, 2005.

                               (3)  Portfolio Accounting and Research
                                    Information System

                                        The Portfolio Accounting and Research
                                    Information System Agreement between Activa
                                    Asset Management LLC and Bisys Securities,
                                    Inc. is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-42 through C-53, as filed on September 1, 1999.

                      (i)    Legal Opinion

                                    Not Applicable.

                      (j)    Other Opinions

                                    The Consent of Independent Certified Public
                             Accountants is included on Page C-11. There are no other opinions, appraisals or rulings, and related consents relied on in preparing the registration statement and required by Section 7 of the Securities Act.

                      (k)    Omitted Financial Statements

                                    The Annual Report for the year ended
                             December 31, 2006 for Activa Mutual Fund Trust is included on Pages C-12 through C-59.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22. Exhibits (Continued)


                      (l)    Initial Capital Agreements

                                    There are no agreements or understandings
                             made in consideration for providing the initial capital between or among the Fund, the Underwriter, Adviser, Promoter or initial shareholders.

                      (m)    12b-1 Plan for Distribution

                                    The 12b-1 Plan for Distribution between
                             Activa Mutual Fund Trust and Activa Asset
                             Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-55 through C-58, as filed on September 1, 1999.

                      (n)    Rule 18f-3

                                    The Rule 18f-3 Plan of Amway Mutual Fund,
                             renamed Activa Mutual Fund Trust, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 45, Part C, Pages C-16 through C-17, as filed on September 2, 1998.

                      (o)    Reserved

                      (p)    Codes of Ethics

                             (1)    The Code of Ethics for Activa Mutual Fund
                                 Trust as required under Rule 17j of the
                                 Investment Company Act of 1940, is
                                 incorporated by reference to the
                                 Registration Statement under the Securities
                                 Act of 1933, Post Effective Amendment No.
                                 56, Part C, Pages C-56 through C-61, as
                                 filed on April 28, 2006.

                             (2)    The Code of Ethics for the Investment
                                 Adviser as required under Rule 17j of the Investment Company Act of 1940, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 56, Part C, Pages C-62 through C-66, as filed on April 28, 2006.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22. Exhibits (Continued)

                             (3)    The Code of Ethics for the Sub-Advisers as
                                 required under Rule 17j of the Investment
                                 Company Act of 1940, as amended, for:


                                           (a)   McDonnell Investment
                                                 Management, LLC is included on
                                                 Pages C-64 through C-89.

                                           (b)   Wellington Management Company,
                                                 LLP, is incorporated by
                                                 reference to the Registration
                                                 Statement under the Securities
                                                 Act of 1933, Post Effective
                                                 Amendment No. 56, Part C, Pages
                                                 C-67 through C-95, as filed on
                                                 April 28, 2006.

                                           (c)   BlackRock Capital Management,
                                                 Inc. (formerly known as
                                                 BlackRock Advisors, Inc.) is
                                                 incorporated by reference to
                                                 the Registration Statement
                                                 under the Securities Act of
                                                 1933, Post Effective Amendment
                                                 No. 54, Part C, Pages C-123
                                                 through C-129, as filed on
                                                 March 1, 2005.

                                           (d)   Tradewinds NWQ Global
                                                 Investors, LLC is included on
                                                 Pages C-90 to C-138.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


                                     Location in Registration Statement


                                                   Part C
                                                  Page No.

ITEM 23. Persons Controlled by
         or under Common Control                   C-8
         with the Fund

ITEM 24. Indemnification                           C-8

ITEM 25. Business and Other
         Connections of                            C-9
         Investment Adviser

ITEM 26. Principal Underwriter                     C-9

ITEM 27. Location of Accounts
         and Records                               C-10

ITEM 28. Management Services                       C-10

ITEM 29. Undertakings                              C-10

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


ITEM 23. Persons Controlled by or under Common Control with the Fund.

         Following is a table disclosing ownership as of January 31, 2007, by persons controlled or under common control for each series of Activa Mutual Fund Trust. Alticor Inc. indirectly owned, as of January 31, 2007, all of the outstanding shares of Amway Investment, Inc. Richard
         M. DeVos, The Jay Van Andel Trust and members of the DeVos and Van Andel families may be considered controlling persons of Alticor Inc. since they own substantially all of its outstanding securities.

         The Jay Van Andel Trust owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership. The Jay and Betty Van Andel Foundation is controlled by the Jay Van Andel Trust. As noted above, Alticor owned more than 25% of the Fund's outstanding securities and may be deemed to control the Fund.

         Organizations controlled by the DeVos and Van Andel families that have transactions with the Funds include Activa Asset Management, LLC, the Fund's Adviser, Principal Underwriter, Administration Service Agent Agreement and Transfer Agent, and Amway Investment, Inc., which has an investment in the Funds as disclosed below.

                                      Intermediate
                                          Bond                     Value                  Growth             International
         Entity                   shs            %           shs           %         shs           %          shs          %
Amway Investment Corp.          9,014,028      97.49      2,520,671     18.78    2,957,882      91.24     4,138,491      96.39

Nan Van Andel                     197,592       2.14        352,054      2.62      183,575       5.66        85,158       1.98

JVA Enterprises
     Capital LLC                                          1,122,764      8.36

Jay & Betty Van Andel
     Foundation                                           2,250,453     16.77

ITEM 24. Indemnification

         Indemnification is covered in Section 9 of the Principal Underwriter Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC, which is filed as an exhibit hereto. Also, a Joint Directors and Officers Liability Insurance Policy for Activa Asset Management, LLC and Activa Mutual Fund Trust is provided by those entities. The Sixth Article of the Agreement and Declaration of Trust of Activa Mutual Fund Trust, which is filed as an exhibit hereto, provides for indemnification for any person to the extent permitted by law.

ITEM 25. Business and Other Connections of Investment Adviser.

         Activa Asset Management, LLC acts as the investment adviser, principal underwriter, and transfer agent for Activa Mutual Fund Trust and as a servicing agent for the Cash Equivalent Fund.

         Business histories of each Director and Officer of the Investment Adviser of the Registrant are included on Page C-139.

         Business histories of the Sub-Advisers for the Registrant and of each of its Directors and Officers are included on Pages C-140 through C-160.


ITEM 26. Principal Underwriter

         (a) The principal underwriter, Activa Asset Management, LLC, acts as such only for Activa Mutual Fund Trust. Listed below is the information required pertaining to the individual Directors and Officers of the principal underwriter. There is no other principal underwriter.

         (b)      Name and Principal          Positions and Office       Position and Offices
                  Business Address            With Underwriter           With Registrant
                  Allan D. Engel              President and Secretary    President, Secretary and
                  2905 Lucerne SE, Suite 200                             Treasurer
                  Grand Rapids MI 49546

         (c)      Not Applicable.

ITEM 27. Location of Accounts and Records

         With respect to each account, book, or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, all transfer agent and shareholder records are in the custody and control of Activa Asset Management, LLC, Grand Rapids, Michigan, pursuant to the Administrative Agreement. All portfolio securities held or in transfer are under the control of the Custodian, Northern Trust, Chicago, Illinois; all portfolio security records and brokerage records related thereto are in the custody and control of Activa Asset Management, LLC, Grand Rapids, Michigan, or the Sub-Advisers, pursuant to the Sub-Advisory Agreements; and all remaining records are in the custody and control of Activa Mutual Fund Trust, Grand Rapids, Michigan.

ITEM 28. Management Services

         Activa Asset Management, LLC has entered into a contract with Bisys which provides access to a data processing recordkeeping system for stockholder accounting. The system provides and supports remote terminal access to the provider's facilities for the maintenance of stockholder records, processing of information and the generation of output with respect thereto. Pursuant to this agreement, Activa Asset Management, LLC has paid to Bisys, including equipment costs, telephone lines, and service fees for the three years ending, or since inception if less than three years, a total of $591,708.57.

ITEM 29. Undertakings

         Not applicable.

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Activa Mutual Funds
Grand Rapids, Michigan

         We hereby consent to the incorporation by reference in the Statement of Additional Information, constituting a part of the Form N-1A, of our report dated February 13, 2007 relating to the financial statements, schedules and financial highlights of Activa Mutual Fund Trust appearing in the Funds' Annual Shareholders' Report for the year ended December 31, 2006.

                                                          /s/ BDO Seidman, LLP


Grand Rapids, Michigan
April 18, 2007
                                      C-11

Activa
ANNUAL REPORT
DECEMBER 31, 2006


ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment
   Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management Company, LLP

ACTIVA GROWTH FUND
   Sub-Adviser: BlackRock Capital Management, Inc.

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Tradewinds NWQ Global
   Investors, LLC


A selection of stock and bond funds, managed by professional advisers, which are designed to help investors meet their financial goals.


Logo: ACTIVA Mutual Funds

ACTIVA Mutual Funds Annual Report
Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA INTERMEDIATE BOND FUND                                                  2

ACTIVA VALUE FUND                                                              4

ACTIVA GROWTH FUND                                                             6

ACTIVA INTERNATIONAL FUND                                                      8


ACTIVA Additional Information                                                 10


ACTIVA Officers and Trustees of the Fund                                      12


SCHEDULE OF INVESTMENTS

   Activa Intermediate Bond Fund                                              14

   Activa Value Fund                                                          19

   Activa Growth Fund                                                         23

   Activa International Fund                                                  26


                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           29

STATEMENT OF OPERATIONS                                                       30

STATEMENT OF CHANGES IN NET ASSETS                                            31

NOTES TO FINANCIAL STATEMENTS                                                 33


FINANCIAL HIGHLIGHTS                                                          38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                                                        42


The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent.


Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
WWW.ACTIVAFUNDS.COM

ANNUAL REPORT

Dear Shareholder:

I am pleased to provide you with the Annual Report to Shareholders for the Activa Mutual Funds for the year ended December 31, 2006. The following pages include the sub-advisers' management discussions and performance reviews for the Funds.

In 2006, we saw much of the markets rise come in the second half of the year. After a rocky first half of 2006 due to concerns over higher energy and higher raw materials costs as well as interest rate increases by the Federal Reserve, the 3rd and 4th quarters of 2006 experienced strong returns which resulted from stabilized interest rates, strong corporate profits and steady economic growth. The Federal Reserve increased the Fed Funds rate four times in early 2006, but the rate has not changed since the June move to 5.25%. Equity market returns were strong with the Dow Jones Industrial Average ending the year up 18.3%, after falling negative in July. The broader markets also ended on the positive side with the Standard & Poor's 500 Index up 15.8% for the year. International stocks, as measured by the MSCI EAFE Index, experienced the best returns for the year ending up 26.9%.

On subsequent pages to this Shareholders Report you will find management discussion of fund performance by each of the Fund's Sub-Advisers. In addition you will find graphic illustrations and tables highlighting the diversification and significant holdings of each of the funds.

We continue to welcome as shareholders the independent business owners of Alticor who receive part of their profit-sharing bonus in the Value Fund. Whether you are a new or a continuing recipient of profit-sharing, we would encourage you to review your investment to make sure that the assets are allocated in a manner that best meets your investment objective.

Interested in establishing a Retirement Account? Activa offers Individual Retirement Accounts (IRAs) as well as Master Profit Sharing Plans. There is still time to contribute to an IRA for 2006. The IRA contribution limit for the 2006 tax-year remains at $4,000. There has been an increase in the amount for the additional catch-up contribution to $1,000, which means for those 50 years and over you may be able to invest up to $5,000 in an IRA for 2006. You have until April 15, 2007 to establish an IRA for the 2006 tax year.

We have both Traditional and Roth IRAs for investors who are eligible to participate. Traditional IRA contributions may be tax deductible and require withdrawals to begin at age 701 1/42. Roth IRAs are not tax deductible in the year of contribution but may grow tax-free. There are no mandatory withdrawal requirements for Roth IRAs. There are Internal Revenue Service eligibility requirements for both Traditional and Roth IRAs and those rules should be reviewed prior to investing. Please call us to discuss the IRA choices and receive additional information. Our web-site also offers financial calculators that may help you decide between a Traditional or Roth IRA.

We also offer a Master Profit Sharing Plan with a 401(k) feature designed for independent business owners. With the Master Profit Sharing Plan you may contribute a larger annual amount and help employees establish retirement savings accounts as well. Please contact us to discuss the Plan in more detail.

On behalf of the Activa Funds I want to thank you for your support of our Fund family. We will continue to make it our priority to bring you the highest level of quality and service. Please contact us toll free, (800) 346-2670, with any questions.

Sincerely,

/s/ Allan D. Engel

Allan D. Engel
President


                                             ACTIVA Mutual Funds Annual Report 1

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

ECONOMIC HIGHLIGHTS

The Federal Reserve tightened credit four times during the year, raising the Federal Funds Rate from 4.25% to 5.25%. Since its last increase in June, however, the Federal Reserve paused after 17 consecutive .25% rate hikes. Despite the tighter credit environment 2006 was characterized by solid US economic growth, commodity price pressures, US budget and trade deficits and a weaker US dollar. The tighter credit conditions contributed to a decline in housing activity.

MARKET HIGHLIGHTS

The increase in the short term Fed Funds rate contributed to an overall flatter yield curve at the end of the period, as shorter interest rates moved up more than longer rates. The yield difference from 2-year treasuries to 30-year treasuries decreased from .14% as of December 31, 2005 to .0% as of December 31, 2006. Overall, the 2 year treasury yield increased from 4.40% on December 31, 2005 to 4.81% as of December 31, 2006, while the 30-year treasury yield increased from 4.54% to 4.81% over the same period. The modest increase in interest rates did not prevent the Lehman Aggregate Bond Index from posting a 4.33% total return as additional coupon income from the treasury, agency, corporate and mortgage-backed sectors was sufficient enough to exceed the price decline caused by the increase in rates.

PORTFOLIO HIGHLIGHTS

The Fund generated a total return of 3.68% for the 12 month period ended December 31, 2006. Overall the Fund's relative return benefited from overweighting the mortgage and asset-backed sectors and an above index duration posture. Detractors from the Fund's relative return included an underweight in the credit sector and in particular "BBB" rated securities as corporate profitability held up better than we anticipated. We recently added opportunistic investments in split-rated securities as well as an allocation to high quality, non-U.S., sovereign securities. We believe the relative value opportunities offered in these sectors are attractive and present positive total return opportunities. In addition, the Fund expects to maintain a modest overweight position in the middle of the yield curve.

OUTLOOK

We believe the prospects for relative price stability with modest economic growth will allow the Federal Reserve to remain on hold during Q1 2007. The challenge will remain to identify the key sectors, yield curve posture and securities that best fit this environment. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.


2 ACTIVA Mutual Funds Annual Report

ACTIVA Intermediate Bond Fund continued

Pie Chart:
Quality Diversification
as of 12/31/06
BBB                              9%*
A                               14%
AA                               3%
AAA                             22%
U.S. Government and
U.S. Government Agency
Obligations                     52%


Pie Chart:
Maturity Schedule
as of 12/31/06
Over 20 Years                   44%
Less than 1 Year                 3%
1-5 Years                       18%
6-10 Years                      16%
11-20 Years                     19%

                                                                  Average Annual Total Return**
                                                                     Periods ended 12/31/06
                                                            --------------------------------------------
                                                                                         Since Inception
                                                            One Year        Five Year        8/30/99
        Activa Intermediate Bond Fund                        3.68%           4.29%           5.48%
        Lehman Bros. Aggregate Bond Index***                 4.33%           5.06%           6.30%

Line Chart:
            Growth of $10,000 in the Activa Intermediate Bond Fund**

  Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from
                  8/30/99 through 12/31/06: Includes all fees

                  Activa Intermediate                       Lehman Bros.
Date                        Bond Fund               Aggregate Bond Index
8/30/99                         10000                              10000
12/31/99                        10063                              10104
12/31/00                        11053                              11279
12/31/01                        11991                              12229
12/31/02                        13052                              13485
12/31/03                        13507                              14039
12/31/04                        14029                              14648
12/31/05                        14267                              15004
12/31/06                        14792                              15654

*    Category reflects ratings by one nationally recognized rating agency.
** The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the Prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.
*** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 3

ACTIVA Value Fund -- Wellington Management Company, LLP

MARKET COMMENT

During the twelve-month period ended December 31, 2006, equity markets performed strongly. International equities continued to outperform relative to the US, with Europe contributing most significantly. Within the U.S., large cap value continued to out-perform growth for the 7th consecutive year as the Russell 1000 Value Index advanced +22.3% versus a +9.1% return of the Russell 1000 Growth Index. Broadly speaking, small caps led large and mid caps for the year, as measured by the Russell 2000, Russell 1000 and S&P MidCap 400 indexes. However, large cap value stocks surpassed the performance of small cap as measured by the Russell 2000 increase of +17.5%.

Equity markets rose early in 2006 as the Federal Reserve hinted at an end to interest rate hikes, then sold off during the second quarter amid rising concerns that higher energy prices and rising US interest rates would choke off economic growth. Markets regained their footing in the third quarter as investors focused on the end to interest rate hikes, falling energy prices, and continued strong corporate earnings growth.

Within the Russell 1000 Value Index, all of the ten broad economic sectors posted positive returns. Telecommunication Services, Energy, Consumer Staples, Consumer Discretionary and Utilities were the best performing sectors, while Health Care, Information Technology, Materials and Financials posted the weakest results.

FUND REVIEW

The Activa Value Fund achieved positive absolute return of 18.8% net of expenses for the twelve-month period, but underperformed the 22.3% return of the Russell 1000 Value Index. As the Sub-Advisor, we focus on stock selection within industries rather than making significant sector bets. Industry weights are kept in line with those of the Russell 1000 Value Index. We use an internally-developed, quantitative analytical approach to complement fundamental security analysis research.

During the year, the Fund's investment approach produced positive benchmark-relative results in three of the ten broad market sectors. Strong stock selection within Financials offset weakness within the Consumer Discretionary, Energy, and Information Technology sectors.

Consumer Discretionary holdings underperformed during the period due to poor performance from homebuilders D.R. Horton and Standard Pacific. In addition, shares of media company Viacom declined early in the period due to the spin-off of CBS.

Within the Energy sector, our underweight position in Exxon Mobil detracted from relative performance after the company's stock price surged upwards from rising oil and gas prices. The Fund also experienced weakness from our overweight position in Petro-Canada, which suffered a shutdown at its Terra Nova offshore oil field.

Our overweight positions in weak performers Motorola and Microsoft Corp detracted from benchmark-relative performance, as both companies experienced weaker-than-expected earnings.

On the positive side, strong stock selection within the Financials sector offset weakness, particularly from strong performers Goldman Sachs Group, Boston Properties REIT, US Bancorp and Bank of America. Solid performance in the Materials sector was also additive to the Fund's relative returns. Lafarge North America was a strong contributor, and rose early in the period on news of a possible company buyout by its French parent, Lafarge S.A.


4 ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund continued

Pie Chart:
Industry Sector Holdings as of 12/31/06
Information Technology           5%
Energy                          15%
Materials                        2%
Industrials                      4%
Consumer Discretionary           7%
Consumer Staples                 8%
Health Care                      9%
Financials                      36%
Telecommunication Services       8%
Utilities                        6%

                         Top Ten Holdings as of 12/31/06
                        as a Percent of Total Investments
                  (The Fund's composition is subject to change)
            CITIGROUP, INC.                                  5.4%
            BANK OF AMERICA CORP.                            4.9%
            AT&T, INC.                                       4.4%
            CONOCOPHILLIPS                                   3.9%
            ALTRIA GROUP, INC.                               3.4%
            EXXON MOBIL CORP. COM                            3.3%
            CHEVRON CORPORATION                              3.2%
            WACHOVIA CORP.                                   2.8%
            GOLDMAN SACHS                                    2.6%
            BRISTOL-MYERS SQUIBB CO.                         2.4%

                                                                  Average Annual Total Return*
                                                                     Periods ended 12/31/06
                                                            ----------------------------------------
                                                            One Year        Five Year       Ten Year
        Activa Value Fund**                                 18.80%           9.41%           7.64%
        Russell 1000 Value Index***                         22.25%          10.86%          11.00%
        S&P 500 Index****                                   15.78%           6.18%           8.42%

Line Chart:
                   Growth of $10,000 in the Activa Value Fund*

        Growth of an assumed $10,000 investment in Activa Value Fund from
                            12/31/96 through 12/31/06

                    Activa Value            Russell 1000
Date                        Fund             Value Index              S&P 500
12/31/96                   10000                   10000                10000
12/31/97                   12250                   13518                13336
12/31/98                   13495                   15631                17150
12/31/99                   12590                   16780                20758
12/31/00                   14330                   17956                18869
12/31/01                   13320                   16952                16624
12/31/02                   10940                   14321                12952
12/31/03                   14044                   18622                16665
12/31/04                   16206                   21693                18477
12/31/05                   17579                   23222                19384
12/31/06                   20883                   28389                22442

* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1998, the Fund had a maximum sales charge of 3%. The prior sales charge is not included in the performance illustrations. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which became effective on that date and was reduced to 0.15% on September 1, 1999. The Fund's 12b-1 fee was reduced again to 0.10% on January 1, 2005. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the Prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Wellington Management Company, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 5

ACTIVA Growth Fund -- BlackRock Capital Management, Inc.

PERFORMANCE SUMMARY

The U.S. equity markets closed 2006 with solid double-digit gains as a pronounced third quarter rally carried through to the end of the year. During the fourth quarter, investors looked past a slowdown in the housing market, choosing instead to focus on solid corporate earnings, stabilizing energy prices and expectations for a "soft landing" for the domestic economy. The Federal Reserve remained on the sidelines, maintaining their 5.25% target for short term interest rates established at the end of June.

At the company level, continued double-digit growth in earnings and peak profit margins also fuelled investor enthusiasm during this period. In addition, merger & acquisition activity continued to run at a record pace in the quarter as a result of record profits and low interest rates. This trend lifted stock prices by suggesting that there will be many more such acquisitions and attracted speculators to potential acquisition targets.

Against this backdrop, the Portfolio produced positive absolute returns during the year of 3.8%, but could not keep pace with its benchmark, the Russell 1000 Growth Index, which rose 9.1%. Challenging stock selection in the health care and consumer discretionary sectors was responsible for the majority of the under-performance during the year.

PORTFOLIO REVIEW

Within health care, under-performance was largely attributable to company specific issues. Medical device maker St. Jude Medical was one of the notable individual detractors from both absolute and relative returns during the year. The stock traded down during the period amid concerns of decelerating growth in the implantable cardiac defibrillator (ICD) market, which has been a key growth area for the firm. We feel that fundamentals will remain weak, and have eliminated the stock from the portfolio.

Stock selection in the consumer discretionary sector created a substantial drag on return comparisons. At the individual position level, our holding in specialty retailer Chico's FAS was the most notable detractor. Chico's first quarter sales comparisons disappointed investors, coming in well below historical averages, and raising concerns over the company's ability to keep up with changing fashion trends. We eliminated our position during the period. Other detractors within consumer discretionary included a position in Kohl's among multiline retailers and Comcast in the media group.

While selection results were mixed in the information technology sector, several of the portfolio's strongest performers were IT companies. The largest single positive contributor to relative returns during the year was Freescale Semiconductor. Shares of the cell-phone chipmaker surged after the company agreed to be bought by a private equity consortium led by Blackstone Group for $17.6 billion. The deal's size surpasses that of any previous buyout in the technology sector, making it the biggest ever. Other notable contributors in IT included Hewlett-Packard Co. and Cognizant Technology Solutions. Relative performance in the materials sector received a boost from stable growth holding Monsanto. The agricultural biotechnology firm has continued to post healthy gains driven by popularity of its corn and soy seed products.

PORTFOLIO POSITIONING AND OUTLOOK

At the close of the fourth quarter, the portfolio remained widely diversified across sectors and industries. The largest overweights were in the telecommunication services, financials, and energy sectors, while our most significant underweights were in consumer discretionary, consumer staples and health care. Looking ahead, easing inflationary pressure and moderating economic growth have many anticipating the Fed will remain on hold, and may even cut the Fed Funds Rate in 2007, providing stimulus for continued strength in the equity markets next year. In this environment, we continue to believe that solid, bottom-up stock selection will be critical in producing above benchmark returns and look to remain disciplined as stocks are both added and eliminated from the portfolio.


6 ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund continued

Pie Chart:
Industry Sector Holdings as of 12/31/06
Consumer Discretionary           8%
Consumer Staples                 4%
Energy                           6%
Financials                      12%
Health Care                     14%
Industrials                     15%
Information Technology          26%
Materials                        3%
Telecommunication Services       6%
Other                            6%


                         Top Ten Holdings as of 12/31/06
                        as a Percent of Total Investments
                  (The Fund's composition is subject to change)
              GOOGLE, INC.                                     4.2%
              HEWLETT-PACKARD COMPANY                          3.3%
              HONEYWELL INTERNATIONAL                          3.2%
              GENERAL ELECTRIC CO.                             3.0%
              MONSANTO CO.                                     2.9%
              CISCO SYSTEMS                                    2.9%
              PEPSICO, INC.                                    2.5%
              AMERICAN EXPRESS CO.                             2.5%
              CORNING, INC.                                    2.5%
              ALLERGAN, INC.                                   2.4%

                                                                  Average Annual Total Return*
                                                                     Periods ended 12/31/06
                                                            --------------------------------------------
                                                                                         Since Inception
                                                            One Year        Five Year        8/30/99
        Activa Growth Fund                                   3.80%           0.53%          -3.08%
        Russell 1000 Growth Index**                          9.07%           2.69%          -1.98%
        S&P 500 Index***                                    15.78%           6.18%           2.61%

Line Chart:
                  Growth of $10,000 in the Activa Growth Fund*

       Growth of an assumed $10,000 investment in Activa Growth Fund from
                  8/30/99 through 12/31/06: Includes all fees

                 Activa Growth             Russell 1000                S&P 500
Date                      Fund             Growth Index                  Index
8/30/99                  10000                    10000                  10000
12/31/99                 11380                    12252                  11173
12/31/00                 10136                     9504                  10155
12/31/01                  7740                     7562                   8947
12/31/02                  5132                     5453                   6970
12/31/03                  6597                     7075                   8969
12/31/04                  7231                     7521                   9944
12/31/05                  7657                     7917                  10432
12/31/06                  7948                     8635                  12078


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the Prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 7

ACTIVA International Fund -- Tradewinds NWQ Global Investors, LLC

MARKET COMMENT

In keeping with the last three years, international markets continued to exhibit strong returns for the fourth quarter and for the full year 2006. Double digit local returns were once again boosted further by appreciating foreign currencies. The MSCI EAFE Index ended the year up over 26%, with just over 10% of the return coming from foreign currency appreciation. Regionally, Europe and the emerging markets performed strongly while Japan lagged. Utilities were far and away the best performing sector, up over 50%, driven primarily by takeover speculation in Europe. Although the Materials sector saw significant volatility throughout the year, ultimately, this sector also performed strongly. Even though interest rates globally were on an upward trend, Financials as a group also did well.

FUND REVIEW

The Activa International Fund returned a positive 20.0% for 2006 lagging the MSCI EAFE Index return of 26.9%. For the year, the fund underperformed the index primarily due to our Financials holdings and our regional exposures. These regional exposures further translated to currency allocations in the portfolio that differed from those of the benchmark. Our significant underweight in the Financials sector, which accounts for well over 20% of the benchmark index, negatively impacted the portfolio; the sector, particularly in Europe, performed very strongly. Weakness in our Japanese consumer finance holdings, Acom Co. Ltd., Promise Co. Ltd, and Takefuji Corp., which have been heavily hit by new industry-wide regulatory and legal changes, detracted from overall returns. We continue to maintain our positions in these companies, which are market leaders and trade at attractive valuations.

Many positions performed strongly for the year, and we had good success in our Healthcare holding, Daiichi Sankyo, and also in the Materials sector, with Lonmin in particular. Utilities, particularly in Europe, performed strongly, and we participated with exposure to United Utilities in the UK and EDP in Portugal. In addition, telecommunications companies recovered strongly in the second half of the year, and companies such as Belgacom performed strongly. In contrast, Northern Foods, a UK Consumer Staples company which we exited in the first half of the year, also detracted from performance; Dai Nippon Printing also underperformed due to analysts' sentiment on its technology exposure, rather than its other core businesses.

MARKET OUTLOOK

A new calendar year brings with it questions on our outlook for the coming 12 months. While it is not part of our process to predict market returns, our current portfolio positioning clearly speaks to where we continue to find value in a market where value has become much more difficult to uncover. Thus, real asset companies in the Materials and Energy sectors, as well as companies with good defensive qualities in the Telecommunication Services sector, still make up a large portion of our portfolio.


Pie Chart:
Industry Sector Holdings as of 12/31/06
Consumer Discretionary          15%
Consumer Staples                 6%
Energy                          13%
Finance                          4%
Health                           2%
Materials & Processing          22%
Producer Durables                3%
Technology                       3%
Utilities                        8%
Telecommunications              20%
Other                            4%


8 ACTIVA Mutual Funds Annual Report

ACTIVA International Fund continued

Pie Chart:
         Country Breakdown
          as of 12/31/06
Japan                           23%
United Kingdom                  16%
Canada                          12%
Italy                            9%
France                           6%
Republic of Korea                5%
Taiwan                           4%
Belgium                          3%
Australia                        3%
Other                           19%

                         Top Ten Holdings as of 12/31/06
                        as a Percent of Total Investments
                  (The Fund's composition is subject to change)
             BARRICK GOLD CORP. - CANADA                      4.9%
             CHUNGHWA TELECOM ADR - TAIWAN                    3.9%
             TELECOM ITALIA - ITALY                           3.8%
             VODAFONE GROUP PLC - UNITED KINGDOM              3.5%
             FUJI PHOTO FILM - JAPAN                          3.5%
             LONMIN PLC - UNITED KINGDOM                      3.2%
             BELGACOM SA - BELGIUM                            3.2%
             DAI NIPPON PRINTING - JAPAN                      3.2%
             ENEL SPA - ITALY                                 3.2%
             KT CORP. ADR - KOREA                             3.2%

                                                                   Average Annual Total Return*
                                                                     Periods ended 12/31/06
                                                            --------------------------------------------
                                                                                         Since Inception
                                                            One Year        Five Year        8/30/99
        Activa International Fund**                         20.02%          10.30%           2.87%
        MSCI EAFE Index***                                  26.86%          15.43%           7.00%
        S&P 500 Index****                                   15.78%           6.18%           2.61%

Line Chart:
               Growth of $10,000 in the Activa International Fund*

      Growth of an assumed $10,000 investment in Activa International Fund from 8/30/99 through 12/31/06: Includes all fees

                Activa International             MSCI EAFE
Date                            Fund                 Index               S&P 500
8/30/99                        10000                 10000                 10000
12/31/99                       14200                 11800                 11173
12/31/00                       10605                 10153                 10155
12/31/01                        7534                  7999                  8947
12/31/02                        6011                  6747                  6970
12/31/03                        7928                  9389                  8969
12/31/04                        9022                 11333                  9944
12/31/05                       10247                 12922                 10432
12/31/06                       12298                 16393                 12078


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Tradewinds NWQ Global Investors, LLC, became the Fund's sub-adviser on April 1, 2005. Nicholas Applegate Capital Management was the Fund's sub-adviser from August 30, 1999 until March 31, 2005.

*** The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 9

ACTIVA Additional Information

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.

                                                 EXPENSES PAID DURING THE PERIOD

                                                          Beginning      Ending         Expenses
                                                          Account       Account           Paid     Annualized
                                                           Value,        Value,          During      Expense
                                                          7/1/2006     12/31/2006        Period*      Ratio
                                                          --------      --------        --------    --------
     Activa Intermediate Bond                Actual       $1,000.00     $1,047.30        $3.92        0.76%
                                       Hypothetical       $1,000.00     $1,021.17        $3.88        0.76%
     Activa Value Fund Class A               Actual       $1,000.00     $1,133.00        $6.02        1.12%
                                       Hypothetical       $1,000.00     $1,019.35        $5.72        1.12%
     Activa Value Fund Class R               Actual       $1,000.00     $1,134.10        $5.65        1.05%
                                       Hypothetical       $1,000.00     $1,019.71        $5.36        1.05%
     Activa Growth Fund                      Actual       $1,000.00     $1,056.60        $7.52        1.45%
                                       Hypothetical       $1,000.00     $1,017.69        $7.40        1.45%
     Activa International Fund               Actual       $1,000.00     $1,116.90        $7.42        1.39%
                                       Hypothetical       $1,000.00     $1,017.99        $7.09        1.39%

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Fund's proxy votes for the year ended June 30, 2006 are available without charge, upon request, by calling 800-346-2670. It is also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Fund's Forms N-Q will also be available upon request, by calling 800-346-2670.


10 ACTIVA Mutual Funds Annual Report

ACTIVA Additional Information continued

APPROVAL OF SUB-ADVISORY AGREEMENT

The Board of Trustees of Activa Growth Fund (the "Fund"), at its meeting on September 8, 2006, approved entering into a new Sub-Advisory Agreement with BlackRock Capital Management, Inc. ("BCM"). Both BCM and the Fund's prior Sub-Adviser, BlackRock Advisors, Inc. ("BAI") are indirect wholly owned subsidiaries of BlackRock, Inc. ("BlackRock"). The new Sub-Advisory Agreement became effective on September 29, 2006.

The terms and conditions of the new Sub-Advisory Agreement with BCM are substantially the same as the terms and conditions of the prior Sub-Advisory Agreement with BAI. There will be no changes in the Fund's investment objectives, policies or restrictions. Nor will there be any change in the portfolio managers responsible for managing the Fund's investment portfolio.

In considering the proposed agreement, the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by BAI, and the nature, extent and quality of the services that would be provided to the Fund by BCM. As part of its review, the Board considered financial information provided by BCM, as well as information about BCM's management structure, professional staff, and history of compliance with federal securities regulations.
The Board also considered the qualifications of the portfolio managers assigned to the Fund and the investment results achieved by those managers. The Board concluded that BAI had provided satisfactory services to the Fund and that BCM could be expected to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Fund's performance, as well as information regarding the investment performance of other Funds with similar investment objectives. The Board concluded that the Fund's investment performance was satisfactory.

In considering the Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under this agreement. At its February 2006 meeting, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory and Sub-Advisory Agreements provide for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the proposed Sub-Advisory Agreement is reasonable in light of the services provided to the Funds.

As part of its review of compensation, the Board considered other benefits that might accrue to the Sub-Adviser, and its affiliated organizations, by virtue of their relationships with the Fund. The Board did not consider a profit analysis from BCM because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and BCM and because the fees under the proposed sub-advisory agreement will constitute a very small percentage of BCM's total income from providing investment management services.

Following its review, the Board of Trustees concluded that the terms and conditions of the proposed sub-advisory agreement, including the compensation payable thereunder, were fair and reasonable. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.


                                            ACTIVA Mutual Funds Annual Report 11

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed under the direction of the Board of Trustees ("Board"). The following information as of December 31, 2006 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as
Trustee:

                                                                                                              NUMBER OF
                                                                                                              PORTFOLIOS     OTHER
                                                                                                               IN FUND     DIRECTOR-
                                                                  TERM OF                                      COMPLEX       SHIPS
         NAME AND                                               OFFICE/YEARS        PRINCIPAL OCCUPATION     OVERSEEN BY    HELD BY
         ADDRESS                AGE           OFFICE HELD          SERVED              LAST FIVE YEARS         TRUSTEE      TRUSTEE

INTERESTED TRUSTEE
James J. Rosloniec*              61   Trustee of the Fund      Perpetual / 26   President, Chief Operating        4           None
2905 Lucerne SE, Suite 200                                                      Officer, JVA Enterprises I,
Grand Rapids, Michigan                                                          LLC; President, Chief
49546                                                                           Executive Officer and
                                                                                Director, Activa Holdings
                                                                                Corp.; President, Chief
                                                                                Executive Officer, of
                                                                                Activa Management Services,
                                                                                LLC; and President and
                                                                                Treasurer, Activa Mutual
                                                                                Fund Trust (1999-2002).

ADVISORY TRUSTEE

Joseph E. Victor, Jr.            59   Advisory Trustee of      Perpetual / 6    President and Chief Executive     4           None
2905 Lucerne SE, Suite 200            the Fund                                  Officer, Marker Net, Inc.
Grand Rapids, Michigan 49546                                                    (Crown Independent Business
                                                                                Owner affiliated with
                                                                                Quixtar, Inc.)

DISINTERESTED TRUSTEES

Donald H. Johnson                76   Trustee of the Fund      Perpetual / 14   Retired, Former Vice              4           None
2905 Lucerne SE, Suite 200                                                      President-Treasurer,
Grand Rapids, Michigan 49546                                                    SPX Corporation.

Walter T. Jones                  64   Trustee of the Fund      Perpetual / 15   Retired, Former Senior            4           None
936 Sycamore Ave.                                                               Vice President-Chief
Holland, Michigan 49424                                                         Financial Officer,
                                                                                Prince Corporation

Richard E. Wayman                72   Trustee of the Fund      Perpetual / 9    Retired, Former Finance           4           None
24578 Rutherford                                                                Director, Amway Corporation.
Ramona, California 92065

OFFICER

Allan D. Engel                   54   President, Secretary     Perpetual / 26   Vice President, Real              N/A         N/A
2905 Lucerne SE, Suite 200            and Treasurer of the                      Estate Operations and
Grand Rapids, Michigan                Fund; President, and                      Secretary-Activa Holdings
49546                                 Secretary of the                          Corp.; Vice President of
                                      Investment Adviser.                       Activa Management Services,
                                                                                LLC; Trustee, Activa Mutual
                                                                                Fund Trust (1999-2004);
                                                                                and Vice President and
                                                                                Assistant Treasurer, Activa
                                                                                Mutual Fund Trust (1999-2002).


12 ACTIVA Mutual Funds Annual Report

ACTIVA Officers and Trustees of the Fund continued

The following table contains information about the compensation that the Trustees received during the year ended December 31, 2006:

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL        TOTAL
 NAME OF PERSON,                    TRUSTEE          PART OF          BENEFITS        COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT  PAID TO TRUSTEES
INTERESTED TRUSTEE

James J. Rosloniec*
Trustee                             $12,000          -0-               -0-              $12,000

ADVISORY TRUSTEE

Joseph E. Victor, Jr.
Advisory Trustee                    $12,000          -0-               -0-              $12,000

DISINTERESTED TRUSTEES

Donald H. Johnson
Trustee                             $12,000          -0-               -0-              $12,000

Walter T. Jones
Trustee                             $12,000          -0-               -0-              $12,000

Richard E. Wayman
Trustee                             $12,000          -0-               -0-              $12,000

*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp. and Activa Management Services, LLC, which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

Fees paid to all Trustees during the year ended December 31, 2006, amounted to $60,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's officers who devote all or part of their time to the affairs of the Investment Adviser.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.


                                            ACTIVA Mutual Funds Annual Report 13

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/06

                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
CUSTODIAN CASH SWEEP                                                         1.5%
      NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                      1,369,262           $  1,369,262
                                                                                                               ------------

US TREASURY BONDS                                                            5.8%
      U.S. TREASURY BONDS, 6.25%, 8/15/23                                                  3,143,000              3,618,630
      US TREASURY INFLATION INDEX BOND (TIP), 3.875%, 4/15/29                                456,000                711,016
      U.S. TREASURY INFLATION INDEX BOND (TIP), 2.00%, 1/15/14                               815,000                872,208
                                                                                                               ------------
                                                                                                                  5,201,854
                                                                                                               ------------
US TREASURY STRIPS - PRINCIPAL ONLY                                          1.9%
      STRIP PRINC., 5/15/18                                                                  791,000                458,669
      STRIP PRINC., 11/15/13                                                               1,780,000              1,295,253
                                                                                                               ------------
                                                                                                                  1,753,922
                                                                                                               ------------
FEDERAL HOME LOAN BANK                                                       1.0%
      FEDERAL HOME LOAN BANK, 5.375%, 10/30/09                                               880,000                879,674
                                                                                                               ------------

FEDERAL HOME LOAN MORTGAGE                                                  17.5%
      FREDDIE MAC GOLD, 5.50%, 12/1/32                                                       418,276                414,513
      FREDDIE MAC, 5.00%, 12/01/35                                                         1,049,092              1,012,929
      FREDDIE MAC, 4.50%, 4/01/35                                                            669,174                630,178
      FEDERAL GOVT. LOAN MANAGEMENT CORP., 5.50%, 2/01/36                                    811,534                802,988
      FED. GOVT. LOAN MORTG. CORP. PL G18010, 5.50%, 9/01/19                                 646,943                647,259
      FEDERAL HOME LOAN MORTGAGE CORP., 5.25%, 2/24/11                                       875,000                875,407
      FREDDIE MAC, 8.00%, 3/1/30                                                             180,613                189,862
      FED. GOVT LOAN MORTG. CORP. PL B19064, 4.50%, 4/01/20                                1,431,523              1,380,326
      FREDDIE MAC, 5.00%, 7/01/34                                                          1,283,793              1,240,430
      FREDDIE MAC, 5.50%, 5/01/35                                                          2,166,687              2,143,869
      FEDERAL GOVT LOAN MORTGAGE CORP., 5.00%, 9/01/35                                     1,683,235              1,625,213
      FEDERAL HOME LOAN MORTGAGE CORP., 5.00%, 7/15/14                                       875,000                877,433
      FREDDIE MAC, 5.50%, 5/15/28                                                          1,516,000              1,524,221
      FREDDIE MAC, 5.00%, 4/15/18                                                          1,137,000              1,115,202
      FREDDIE MAC, 4.50%,  4/15/26                                                         1,262,000              1,246,006
                                                                                                               ------------
                                                                                                                 15,725,836
                                                                                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION                                       23.9%
      FANNIE MAE, 6.5%, 9/1/29                                                                86,149                 88,387
      FANNIE MAE PL 255630, 5.00%, 3/1/35                                                  1,468,535              1,419,932
      FANNIE MAE, 4.50%, 9/1/18                                                            1,261,050              1,219,892
      FANNIE MAE, 5.00%, 12/1/33                                                             934,463                904,225
      FANNIE MAE, 6.00%, 1/1/29                                                              142,002                143,665
      FANNIE MAE, 6.50%, 3/1/29                                                               71,619                 73,534
      FANNIE MAE, 6.50%, 3/1/29                                                              148,593                152,565
      FANNIE MAE, 6.50%, 7/1/32                                                              866,978                887,121
      FANNIE MAE, 6.50%, 4/1/18                                                              586,525                601,037
      FANNIE MAE, 6.50%, 5/1/32                                                              379,226                388,037
      FANNIE MAE, 5.50%, 2/1/33                                                              382,529                378,749
      FANNIE MAE, 5.50%, 4/1/33                                                              297,956                295,012
      FANNIE MAE, 4.50%, 8/1/19                                                            1,226,548              1,185,060
      FANNIE MAE, 4.50%, 9/1/34                                                              763,676                716,906
      FANNIE MAE, 5.00%, 8/1/33                                                              310,013                299,981
      FANNIE MAE, 7.00%, 3/1/35                                                              264,657                272,181
      FANNIE MAE, 5.00%, 6/01/34                                                             325,734                314,979
      FANNIE MAE, 5.00%, 8/01/19                                                             701,926                691,029
      FANNIE MAE, 6.00%, 10/1/34                                                           1,754,584              1,768,282
      FANNIE MAE PL 807595, 4.50%, 12/01/34                                                  577,019                541,681


   The accompanying notes are an integral part of these financial statements.

14 ACTIVA Mutual Funds Annual Report

                                      C-27


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
      FANNIE MAE, 4.50%, 7/01/35                                                             941,754           $    882,699
      FANNIE MAE, 4.50%, 9/01/35                                                           1,219,104              1,142,657
      FANNIE MAE, 6.00%, 1/01/36                                                           2,476,859              2,494,450
      FANNIE MAE, 5.00%, 11/01/35                                                            869,663                839,769
      FANNIE MAE, 5.50%, 1/01/36                                                           1,610,684              1,592,195
      FANNIE MAE, 5.50%, 2/01/36                                                           1,365,447              1,350,279
      FANNIE MAE, 5.50%, 11/01/36                                                            899,044                888,723
                                                                                                               ------------
                                                                                                                 21,533,027
                                                                                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                     2.5%
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 11/15/31                                   118,303                122,297
      GOVERNMENT NATIONAL MORTG. ASSOC., 7.00%, 12/15/28                                      56,569                 58,476
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 9/15/29                                     10,843                 11,211
      GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 12/15/29                                      200,862                207,664
      GOVERNMENT NATIONAL MORTG. ASSOC., 4.50%, 4/15/18                                      754,426                732,371
      GOVERNMENT NATIONAL SINGLE FAMILY, 7.00%, 9/15/34                                      141,691                146,441
      GOVERNMENT NATIONAL MORTG. ASSOC., 3.407%, 7/16/21                                     978,209                948,317
                                                                                                               ------------
                                                                                                                  2,226,777
                                                                                                               ------------
FOREIGN BOND                                                                 3.6%
      UK TREASURY, 4.25%, 3/07/11                                                            500,000                949,683
      UK  TREASURY NOTE, 4.00%, 9/07/16                                                      225,000                415,705
      FRENCH TREASURY NOTE (BTAN- 5 YEAR), 3.50%, 7/12/11                                    750,000                971,814
      JAPAN-281(10 YEAR ISSUE), 2.00%, 6/20/16                                           100,000,000                865,988
                                                                                                               ------------
                                                                                                                  3,203,190
                                                                                                               ------------
MUNICIPAL BOND
NEW YORK                                                                     1.0%
      PORT AUTHORITY NY AND NJ MUNI. BOND, 5.75%, 11/01/32                                   890,000                875,805
                                                                                                               ------------

CORPORATE BONDS - 28.6%
AUTOMOTIVE                                                                   0.5%
      DAIMLERCHRYSLER, 5.75%, 9/08/11                                                        440,000                439,336
                                                                                                               ------------

BANKING AND FINANCIAL SERVICES                                              13.1%
      AMBAC FINANCIAL GROUP, INC., 5.95%, 12/05/35                                           445,000                444,668
      AMERICAN GENERAL FINANCE, 4.875%, 7/15/12                                              800,000                781,438
      CATERPILLAR FIN. SERVICES CORP., 5.125%, 10/12/11                                      670,000                666,091
      CITIGROUP, INC., 5.80%, 7/28/11                                                        500,000                508,986
      CITIGROUP/DEUTSCHE BANK COMM. MORTG., 5.23%, 9/15/20                                   895,000                895,273
      COUNTRYWIDE FINANCIAL CORP., 6.25%, 5/15/16                                            490,000                500,304
      FIFTH THIRD, 5.45%, 1/15/17                                                            585,000                579,366
      GENERAL ELECTRIC CAPITAL CORP., 5.00%, 1/08/16                                         347,000                339,724
      GOLDMAN SACHS CAPITAL I, 6.345%, 2/15/34                                               456,000                463,084
      INTERNATIONAL LEASE FIN., 5.625%, 9/20/13                                              750,000                756,525
      JP MORGAN CHASE, 5.247%, 1/12/43                                                       745,000                745,336
      LEHMAN BROTHERS HOLDINGS, 6.625%, 1/18/12                                              425,000                449,530
      MELLON CAP II, 7.995%, 1/15/27                                                         745,000                775,602
      MORGAN STANLEY CAPITAL, 4.517%, 1/14/42                                                  2,553                  2,520
      NB CAPITAL TRUST IV, 8.25%, 4/15/27                                                    837,000                873,675
      NATIONAL WESTMINSTER BANK, 7.375%, 10/1/09                                             633,000                667,007


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 15

                                      C-28


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
BANKING AND FINANCIAL SERVICES (CONTINUED)
      PNC FUNDING CORP., 5.125%, 12/14/10                                                    670,000           $    666,673
      RESIDENTIAL CAPITAL CORP., 6.375%, 6/30/10                                             423,000                428,254
      RESONA PFD GLOBAL SECS., 7.191%, 12/29/49                                              430,000                449,385
      SLM CORP., 5.625%, 1/1/49                                                              460,000                442,351
      WACHOVIA CORPORATION, 5.625%, 10/15/16                                                 445,000                449,704
                                                                                                               ------------
                                                                                                                 11,885,496
                                                                                                               ------------
BROADCASTING                                                                 0.5%
      COMCAST CABLE, 7.125%, 6/15/13                                                         415,000                447,825
                                                                                                               ------------

ELECTRIC UTILITY                                                             4.3%
      CONSTELLATION ENERGY GRP., 6.125%, 9/01/09                                             420,000                427,758
      DPL, INC., 6.875%, 9/01/11                                                             400,000                422,040
      MIDAMERICA ENERGY HLDGS., 6.125%, 4/01/36                                              440,000                445,055
      NEVADA POWER CO., 5.875%, 1/15/15                                                      451,000                451,167
      PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                        1,707,000              1,782,077
      TXU CORP., 4.80%, 11/15/09                                                             400,000                392,376
                                                                                                               ------------
                                                                                                                  3,920,473
                                                                                                               ------------
ENERGY                                                                       1.1%
      FIRSTENERGY CORP., 6.45%, 11/15/11                                                     430,000                448,874
      XTO ENERGY, INC., 6.25%, 4/15/13                                                       500,000                516,400
                                                                                                               ------------
                                                                                                                    965,274
                                                                                                               ------------
HEALTH CARE                                                                  1.0%
      AETNA, INC., 5.75%, 6/15/11                                                            430,000                436,971
      UNUMPROVIDENT CORP., 7.625%, 3/01/11                                                   400,000                426,130
                                                                                                               ------------
                                                                                                                    863,101
                                                                                                               ------------
INSURANCE                                                                    1.0%
      MARSH & MCLENNAN, 7.125%, 6/15/09                                                      445,000                460,106
      METLIFE, INC., 5.00%, 6/15/15                                                          455,000                442,044
                                                                                                               ------------
                                                                                                                    902,150
                                                                                                               ------------
MEDICAL EQUIPMENT AND SUPPLIES                                               0.4%
      LABORATORY CORP. OF AMERICA, 5.625%, 12/15/15                                          385,000                379,149
                                                                                                               ------------

OFFICEEQUIPMENT                                                              0.5%
      XEROX CORPORATION, 6.40%, 3/15/16                                                      400,000                410,500
                                                                                                               ------------

OIL & GAS EQUIPMENT/SERVICES                                                 1.1%
      HESS CORP., 6.65%, 8/15/11                                                             400,000                416,921
      CONOCOPHIL AU, 5.50%, 4/15/13                                                          600,000                605,940
                                                                                                               ------------
                                                                                                                  1,022,861
                                                                                                               ------------
PRINTING & PUBLISHING                                                        0.3%
      NEWS AMERICA HOLDINGS, 8.15%, 10/17/36                                                 227,000                270,635
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

16 ACTIVA Mutual Funds Annual Report

                                      C-29

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
REAL ESTATE                                                                  1.0%
      ERP OPERATING LP, 5.25%, 9/15/14                                                       456,000           $    451,595
      ISTAR FINANCIAL SFI, 5.15%, 3/01/12                                                    465,000                452,733
                                                                                                               ------------
                                                                                                                    904,328
                                                                                                               ------------
TELECOMMUNICATIONS                                                           3.8%
      AT&T CORP., 9.05%,11/15/11                                                             500,000                541,894
      AT&T WIRELESS, 8.125%, 5/1/12                                                          456,000                513,683
      BB&T CAPITAL TRUST, 6.75%, 6/07/36                                                     425,000                465,632
      BRITISH SKY BROADCASTING GROUP, 8.20%, 7/15/09                                         504,000                536,966
      CISCO SYSTEMS, INC., 5.50%, 2/22/16                                                    405,000                405,979
      TIME WARNER, INC., 5.50%, 11/15/11                                                     435,000                434,344
      VERIZON COMMUNICATIONS, 5.35%, 2/15/11                                                 500,000                501,266
                                                                                                               ------------
                                                                                                                  3,399,764
                                                                                                               ------------

TOTAL CORPORATE BONDS                                                                                            25,810,892
                                                                                                               ------------

ASSET BACKED SECURITIES - 6.4%
FINANCIAL SERVICES                                                           5.2%
      CITIBANK CREDIT CARD INS. TRUST, 5.30%, 3/15/18                                        930,000                935,980
      GE CAPITAL COMMERCIAL MORTG. CORP., 4.353%, 6/10/48                                    883,000                861,942
      HONDA AUTO RECEIVABLES OWNER TRUST, 5.11%, 4/15/12                                     880,000                877,955
      MBNA CREDIT CARD MASTER NOTE TRUST, 4.30%, 2/15/11                                     965,000                952,954
      VOLKSWAGEN AUTO LOAN ENHANCED TR., 4.86%, 2/20/09                                    1,115,000              1,109,064
                                                                                                               ------------
                                                                                                                  4,737,895
                                                                                                               ------------
UTILITIES                                                                    1.2%
      DETROIT EDISON SECUR. FUNDING LLC, 6.19%, 3/1/13                                       254,000                261,978
      PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                           734,000                768,138
                                                                                                               ------------
                                                                                                                  1,030,116
                                                                                                               ------------

TOTAL ASSET BACKED SECURITIES                                                                                     5,768,011
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 17

                                      C-30


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/06


                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 6.3%
FINANCIAL SERVICES                                                           6.3%
      BEAR STEARNS COMMERCIAL MORTG. SEC., 4.74%, 9/15/42                                    745,000           $    733,905
      BEAR STEARNS COMMERCIAL MORTG. SEC., 5.426%, 9/11/41                                   900,000                907,537
      BEAR STEARNS COMMERCIAL MORTG. SEC., 5.201%, 12/11/38                                1,400,000              1,384,026
      CITIGROUP/DEUTSCHE BK. COMM. MTG. TR., 5.56%, 10/15/48                               1,100,000              1,113,420
      MERRILL LYNCH MORTGAGE TRUST, 5.2447%, 11/12/37                                        745,000                744,262
      SMALL BUSINESS ADMIN. PARTICIPATION, 6.07%, 7/01/26                                    750,000                781,926
                                                                                                               ------------
                                                                                                                  5,665,076
                                                                                                               ------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                                                         5,665,076
                                                                                                               ------------

TOTAL FIXED INCOME - 100% (Cost $90,576,907)                                                                   $ 90,013,326
                                                                                                               ============


   The accompanying notes are an integral part of these financial statements.

18 ACTIVA Mutual Funds Annual Report

                                      C-31


ACTIVA Schedule of Investments
VALUE FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
CUSTODIAN CASH SWEEP - 2.9%                                                  2.9%
      NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                      3,820,980           $  3,820,980
                                                                                                               ------------

TOTAL CUSTODIAN CASH SWEEP (Cost $3,820,980)                                                                      3,820,980
                                                                                                               ------------

US TREASURY BILLS - 0.1%                                                     0.1%
      U.S. TREASURY BILL 3/08/07                                                             125,000                123,925
                                                                                                               ------------

TOTAL US TREASURY BILLS (Cost $123,886)                                                                             123,925
                                                                                                               ------------

COMMON STOCKS - 97.0%
ADVERTISING                                                                  0.5%
      R.H. DONNELLEY CORP.                                                                   *10,500                658,665
                                                                                                               ------------

APPLIANCES & HOUSEHOLD DURABLE                                               0.6%
      WHIRLPOOL CORP.                                                                          9,300                772,086
                                                                                                               ------------

BANKING                                                                     16.7%
      BANK OF AMERICA CORP.                                                                  118,812              6,343,373
      CITIGROUP, INC.                                                                        125,772              7,005,500
      COMERICA, INC.                                                                          23,260              1,364,897
      INDYMAC BANCORP, INC.                                                                   24,800              1,119,968
      US BANCORP                                                                              63,400              2,294,446
      WACHOVIA CORP.                                                                          64,400              3,667,580
                                                                                                               ------------
                                                                                                                 21,795,764
                                                                                                               ------------
BIOTECHNOLOGY                                                                1.0%
      MILLENNIUM PHARMACEUTICALS                                                            *123,500              1,346,150
                                                                                                               ------------

BUSINESS SERVICES                                                            0.5%
      WESTERN UNION CORP.                                                                     26,900                603,098
                                                                                                               ------------

CHEMICALS                                                                    0.3%
      LYONDELL CHEMICAL COMPANY                                                               16,000                409,120
                                                                                                               ------------

CONSTRUCTION - FOREIGN                                                       1.5%
      ACCENTURE LTD.                                                                          53,800              1,986,834
                                                                                                               ------------

CONTAINERS & PACKAGING                                                       0.2%
      GREIF, INC.                                                                              2,500                296,000
                                                                                                               ------------

COSMETICS                                                                    2.1%
      KIMBERLY-CLARK CORP.                                                                    39,500              2,684,025
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 19

                                      C-32

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
ELECTRIC UTILITY                                                             1.3%
      FIRSTENERGY CORP.                                                                       10,200           $    614,142
      PINNACLE WEST CAPITAL CORP.                                                              9,600                486,144
      WESTAR ENERGY, INC.                                                                     24,700                641,212
                                                                                                               ------------
                                                                                                                  1,741,498
                                                                                                               ------------
ELECTRONICS                                                                  1.5%
      MOTOROLA, INC.                                                                          97,700              2,008,712
                                                                                                               ------------

ENERGY                                                                       2.3%
      PUGET ENERGY, INC.                                                                      30,200                765,872
      XCEL ENERGY, INC.                                                                       95,100              2,193,006
                                                                                                               ------------
                                                                                                                  2,958,878
                                                                                                               ------------
ENTERTAINMENT                                                                1.5%
      CBS CORP. CL. B                                                                         13,750                428,725
      WALT DISNEY COMPANY                                                                     10,900                373,543
      VIACOM, INC. CL. B                                                                     *27,250              1,118,067
                                                                                                               ------------
                                                                                                                  1,920,335
                                                                                                               ------------
FINANCIAL SERVICES                                                           8.6%
      CAPITALSOURCE, INC.                                                                     30,800                841,148
      COUNTRYWIDE CREDIT IND., INC.                                                           44,920              1,906,854
      GOLDMAN SACH GROUP, INC.                                                                17,100              3,408,885
      LEHMAN BROTHERS HOLDING                                                                 25,800              2,015,496
      MERRILL LYNCH & CO.                                                                     18,600              1,731,660
      PNC FINANCIAL SERVICES GROUP                                                            17,900              1,325,316
                                                                                                               ------------
                                                                                                                 11,229,359
                                                                                                               ------------
FOOD PRODUCTS                                                                0.5%
      UNILEVER N V -NY SHARES                                                                 24,100                656,725
                                                                                                               ------------

FOOD PROCESSING                                                              0.6%
      GENERAL MILLS, INC.                                                                     13,800                794,880
                                                                                                               ------------

HEALTH CARE                                                                  2.2%
      LIFEPOINT HOSPITALS, INC.                                                               *5,800                195,460
      MCKESSON HBOC, INC.                                                                     45,600              2,311,920
      UNIVERSAL HEALTH SERVICES, INC.                                                          6,100                338,123
                                                                                                               ------------
                                                                                                                  2,845,503
                                                                                                               ------------
INSURANCE                                                                    7.4%
      ASSURANT, INC.                                                                          47,100              2,602,275
      HARTFORD FINANCIAL SERVICES GROUP                                                       21,000              1,959,510
      MBIA, INC.                                                                              19,812              1,447,465
      ACE LIMITED                                                                             44,900              2,719,593
      ARCH CAPITAL GROUP LTD.                                                                 13,500                912,735
                                                                                                               ------------
                                                                                                                  9,641,578
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

20 ACTIVA Mutual Funds Annual Report

                                      C-33


ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
MANUFACTURING - MISCELLANEOUS                                                1.6%
      EATON CORPORATION                                                                        3,600           $    270,504
      PARKER HANNIFIN CORP.                                                                    7,900                607,352
      3M CO.                                                                                  10,300                802,679
      INGERSOLL-RAND CO. CL. A                                                                 9,100                356,083
                                                                                                               ------------
                                                                                                                  2,036,618
                                                                                                               ------------
MERCHANDISING                                                                0.4%
      OMNICOM GROUP COM                                                                        5,100                533,154
                                                                                                               ------------

METALS & MINING                                                              1.2%
      ALCOA, INC.                                                                             28,600                858,286
      FREEPORT-MCMORAN COPPER                                                                  9,000                501,570
      SOUTHERN COPPER CORP.                                                                    4,600                247,894
                                                                                                               ------------
                                                                                                                  1,607,750
                                                                                                               ------------
OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         1.9%
      I.B.M.                                                                                  20,220              1,964,373
      OFFICE DEPOT, INC.                                                                     *13,300                507,661
                                                                                                               ------------
                                                                                                                  2,472,034
                                                                                                               ------------
OIL & GAS EXPLOR PROD & SER                                                 14.3%
      CHEVRON CORPORATION                                                                     57,619              4,236,725
      CONOCOPHILLIPS                                                                          71,500              5,144,425
      EXXON MOBIL CORP.                                                                       55,464              4,250,206
      HESS CORP.                                                                               7,100                351,947
      MARATHON OIL CORP.                                                                       5,100                471,750
      OCCIDENTAL PETROLEUM CORP.                                                              56,900              2,778,427
      PETRO-CANADA                                                                            35,100              1,440,504
                                                                                                               ------------
                                                                                                                 18,673,984
                                                                                                               ------------
PHARMACEUTICALS                                                              5.4%
      ABBOTT LABORATORIES                                                                     59,100              2,878,761
      BRISTOL-MYERS SQUIBB COMPANY                                                           117,700              3,097,864
      MERCK & COMPANY, INC.                                                                   24,300              1,059,480
                                                                                                               ------------
                                                                                                                  7,036,105
                                                                                                               ------------
RETAIL STORES                                                                2.2%
      ANNTAYLOR STORES CORP.                                                                 *11,200                367,808
      DILLARDS, INC. CL. A                                                                     8,700                304,239
      LIMITED BRANDS, INC.                                                                    13,300                384,902
      THE GAP, INC.                                                                           92,600              1,805,700
                                                                                                               ------------
                                                                                                                  2,862,649
                                                                                                               ------------
REAL ESTATE INVESTMENT TRUST                                                 5.2%
      ARMOR HOLDINGS, INC.                                                                    *7,800                427,830
      CAMDEN PROPERTY TRUST                                                                   28,100              2,075,185
      DOVER CORPORATION                                                                       36,200              1,774,524
      HRPT PROPERTIES TRUST                                                                   24,600                303,810
      TXU CORP.                                                                               40,500              2,195,505
                                                                                                               ------------
                                                                                                                  6,776,854
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 21

                                      C-34


ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
TIRE & RUBBER                                                                0.6%
      GOODYEAR TIRE & RUBBER CO.                                                             *36,500           $    766,135
                                                                                                               ------------

TOBACCO                                                                      4.4%
      ALTRIA GROUP, INC.                                                                      52,025              4,464,786
      REYNOLDS AMERICAN, INC.                                                                 19,800              1,296,306
                                                                                                               ------------
                                                                                                                  5,761,092
                                                                                                               ------------
TRANSPORTATION & SHIPPING                                                    0.8%
      UNITED PARCEL SERVICE, INC.                                                             14,400              1,079,712
                                                                                                               ------------

TELECOMMUNICATIONS                                                           8.9%
      AT&T, INC.                                                                             159,300              5,694,975
      BELL SOUTH                                                                              58,600              2,760,646
      CENTURYTEL, INC.                                                                        15,100                659,266
      COMCAST CORP.  NEW  CL. A                                                              *34,800              1,473,084
      QWEST COMMUNICATIONS INTERNATIONAL, INC.                                               *29,900                250,263
      SPRINT NEXTEL CORP.                                                                     37,832                714,646
                                                                                                               ------------
                                                                                                                 11,552,880
                                                                                                               ------------
UTILITIES                                                                    0.8%
      PEPCO HOLDINGS, INC.                                                                    39,800              1,035,198
                                                                                                               ------------

TOTAL COMMON STOCKS (Cost $105,813,646)                                                                         126,543,375
                                                                                                               ------------

TOTAL INVESTMENTS - 100% (Cost $109,758,512)                                                                   $130,488,280
                                                                                                               ============

*Non-dividend producing as of December 31, 2006

At December 31, 2006, the Fund's open future contracts were as follows:

           Number of                         Opening                               Face                     Market
           Contracts                      Contract Type                           Amount                     Value
---------------------------------------------------------------------------------------------------------------------------
              21                 Standard & Poor's 500, 3/16/07                 $1,484,897                $1,499,820

   The accompanying notes are an integral part of these financial statements.

22 ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
GROWTH FUND - 12/31/06

                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
CUSTODIAN CASH SWEEP - 0.8%                                                  0.8%
      NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                        207,917           $    207,917
                                                                                                               ------------

TOTAL CUSTODIAN CASH SWEEP (Cost $207,917)                                                                          207,917
                                                                                                               ------------

COMMON STOCKS - 99.1%
AEROSPACE                                                                    6.3%
      BOEING CORP.                                                                             2,700                239,868
      HONEYWELL INTERNATIONAL, INC.                                                           17,400                787,176
      UNITED TECHNOLOGIES                                                                      8,700                543,924
                                                                                                               ------------
                                                                                                                  1,570,968
                                                                                                               ------------
AGRICULTURE                                                                  2.9%
      MONSANTO COMPANY                                                                        13,584                713,568
                                                                                                               ------------

APPAREL                                                                      1.3%
      POLO RALPH LAUREN CORPORATION                                                            4,300                333,938
                                                                                                               ------------

BANKING                                                                      2.0%
      BANK OF AMERICA CORP.                                                                    6,800                363,052
      UBS AG-REG                                                                               2,100                126,693
                                                                                                               ------------
                                                                                                                    489,745
                                                                                                               ------------
BEVERAGES - DOMESTIC                                                         2.5%
      PEPSICO, INC.                                                                           10,100                631,755
                                                                                                               ------------

BIOTECHNOLOGY                                                                0.5%
      GENENTECH, INC.                                                                         *1,500                121,695
                                                                                                               ------------

BUSINESS SERVICES                                                            0.8%
      FIRST DATA CORP.                                                                         7,900                201,608
                                                                                                               ------------

COMMUNICATIONS EQUIPMENT                                                     3.6%
      AMERICAN TOWER CORPORATION                                                              *9,828                366,388
      NII HOLDINGS, INC.                                                                      *8,312                535,625
                                                                                                               ------------
                                                                                                                    902,013
                                                                                                               ------------
COMPUTER SOFTWARE                                                            2.8%
      ADOBE SYSTEMS, INC.                                                                    *14,300                588,016
      ORACLE CORP.                                                                            *6,600                113,124
                                                                                                               ------------
                                                                                                                    701,140
                                                                                                               ------------
COMPUTERS                                                                    3.4%
      CISCO SYSTEMS, INC.                                                                    *26,000                710,580
      SUN MICROSYSTEMS, INC.                                                                 *23,800                128,996
                                                                                                               ------------
                                                                                                                    839,576
                                                                                                               ------------
DRUGS                                                                        1.5%
      NOVARTIS AG - ADR                                                                        6,710                385,422
                                                                                                               ------------

DIVERSIFIED                                                                  1.4%
      TEXTRON, INC.                                                                            3,800                356,326
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 23

                                      C-36


ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
ELECTRIC UTILITY                                                             4.7%
      CONSOL ENERGY, INC.                                                                     12,600           $    404,838
      GENERAL ELECTRIC & CO.                                                                  20,300                755,363
                                                                                                               ------------
                                                                                                                  1,160,201
                                                                                                               ------------
ELECTRONICS                                                                  6.2%
      EMC CORP/MASS                                                                          *15,085                199,122
      HARMAN INTERNATIONAL INDUSTRIES                                                          3,500                349,685
      PMC - SIERRA, INC.                                                                     *26,700                179,157
      ROCKWELL INTERNATIONAL CORP.                                                             6,100                372,588
      STMICROELECTRONICS N.V. - NY SHARES                                                     20,900                384,560
      MARVELL TECHNOLOGY GROUP LTD.                                                           *3,000                 57,570
                                                                                                               ------------
                                                                                                                  1,542,682
                                                                                                               ------------
ENERGY                                                                       1.1%
      WEATHERFORD INTERNATIONAL LTD.                                                          *6,300                263,277
                                                                                                               ------------

FINANCIAL SERVICES                                                          12.5%
      AMERICAN EXPRESS COMPANY                                                                10,340                627,328
      CHICAGO MERCANTILE EXCHANGE                                                              1,133                577,547
      GOLDMAN SACH GROUP, INC.                                                                 2,100                418,635
      MORGAN STANLEY DEAN WITTER DISCOVERY                                                     3,500                285,005
      NYSE GROUP, INC.                                                                        *3,200                311,040
      CONSUMER STAPLES SELECT SECTOR SPDR FUND                                                33,900                887,502
                                                                                                               ------------
                                                                                                                  3,107,057
                                                                                                               ------------
HOTELS & LODGING                                                             3.0%
      HILTON HOTELS CORPORATION                                                               16,900                589,810
      LAS VEGAS SANDS CORP.                                                                   *1,700                152,116
                                                                                                               ------------
                                                                                                                    741,926
                                                                                                               ------------
INDUSTRIAL GOODS & SERVICES                                                  2.5%
      CORNING, INC.                                                                          *33,200                621,172
                                                                                                               ------------

INSTRUMENTATION                                                              1.9%
      THERMO ELECTRON CORP.                                                                  *10,500                475,545
                                                                                                               ------------

INSURANCE                                                                    1.2%
      AMERICAN INTERNATIONAL GROUP                                                             4,100                293,806
                                                                                                               ------------

INTERNET CONTENT                                                             4.2%
      GOOGLE, INC. CL. A                                                                      *2,251              1,036,540
                                                                                                               ------------

INVESTMENT COMPANY                                                           1.0%
      JUNIPER NETWORKS, INC.                                                                 *12,700                240,538
                                                                                                               ------------

MACHINERY & EQUIPMENT                                                        1.0%
      COOPERS INDUSTRIES, INC.                                                                 2,792                252,481
                                                                                                               ------------

MANUFACTURING-CAPITAL GOODS                                                  1.8%
      DANAHER CORP.                                                                            6,300                456,372
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

24 ACTIVA Mutual Funds Annual Report

                                      C-37


ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
MEDICAL EQUIPMENT & SUPPLIES                                                 5.5%
      ALLERGAN, INC.                                                                           4,955           $    593,312
      JOHNSON & JOHNSON                                                                        7,110                469,402
      QIMONDA AG (ADS)                                                                        *3,400                 59,534
      HENRY SCHEIN, INC.                                                                      *4,800                235,104
                                                                                                               ------------
                                                                                                                  1,357,352
                                                                                                               ------------
OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         5.0%
      APPLE COMPUTER                                                                          *5,016                425,557
      HEWLETT PACKARD                                                                         19,600                807,324
                                                                                                               ------------
                                                                                                                  1,232,881
                                                                                                               ------------
OIL & GAS EXPLOR PROD & SER                                                  3.8%
      SCHLUMBERGER LTD.                                                                        8,200                517,912
      GLOBALSANTAFE CORP.                                                                      7,284                428,153
                                                                                                               ------------
                                                                                                                    946,065
                                                                                                               ------------
PHARMACEUTICALS                                                              5.3%
      AMYLIN PHARMACEUTICALS, INC.                                                            *3,100                111,817
      GENZYME CORPORATION                                                                     *7,300                449,534
      MERCK & COMPANY, INC.                                                                   11,300                492,680
      UNITEDHEALTH GROUP, INC.                                                                 5,000                268,650
                                                                                                               ------------
                                                                                                                  1,322,681
                                                                                                               ------------
RETAIL STORES                                                                4.2%
      FEDERATED DEPARTMENT STORES                                                             *9,300                354,609
      STAPLES, INC.                                                                           11,550                308,385
      WAL-MART STORES, INC.                                                                    8,100                374,058
                                                                                                               ------------
                                                                                                                  1,037,052
                                                                                                               ------------
TECHNOLOGY-SOFTWARE                                                          1.8%
      SALESFORCE.COM, INC.                                                                   *12,100                441,045
                                                                                                               ------------

TELECOMMUNICATIONS                                                           3.4%
      AT&T, INC.                                                                              13,200                471,900
      COGNIZANT TECHNOLOGY SOLUTIONS CORP.                                                    *4,700                362,652
                                                                                                               ------------
                                                                                                                    834,552
                                                                                                               ------------

TOTAL COMMON STOCKS (Cost $21,733,602)                                                                           24,610,979
                                                                                                               ------------

WARRANTS - 0.1%                                                              0.1%
      LUCENT TECH WARRANT  EXPIRES 12/10/07                                                     *514                    159
      RAYTHEON CO. WARRANTS  EXPIRES 06/16/11                                                   *628                 11,254
                                                                                                               ------------
                                                                                                                     11,413
                                                                                                               ------------

TOTAL WARRANTS (Cost $0.00)                                                                                          11,413
                                                                                                               ------------

TOTAL INVESTMENTS - 100% (Cost $21,941,519)                                                                    $ 24,830,309
                                                                                                               ============

*Non-dividend producing as of December 31, 2006

   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 25

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
CUSTODIAN CASH SWEEP - 6.3%                                                  6.3%
      NORTHERN INSTITUTIONAL DIV. ASSETS PORT. - U.S.                                      2,674,975           $  2,674,975
                                                                                                               ------------

TOTAL CUSTODIAN CASH SWEEP (Cost $2,674,975)                                                                      2,674,975
                                                                                                               ------------

COMMON STOCKS  - 93.7%
AEROSPACE                                                                    2.2%
      THALES SA - FRANCE                                                                      19,000                947,454
                                                                                                               ------------

APPAREL                                                                      1.0%
      WACOAL HOLDINGS CORPORATION - JAPAN                                                     33,000                448,449
                                                                                                               ------------

BREWERY                                                                      2.1%
      KIRIN BREWERY CO. LTD. - JAPAN                                                          57,000                896,269
                                                                                                               ------------

CABLE TV                                                                     3.0%
      PREMIERE AG - GERMANY                                                                  *77,100              1,294,447
                                                                                                               ------------

COAL                                                                         0.5%
      XSTRATA PLC - UNITED KINGDOM                                                             4,500                224,648
                                                                                                               ------------

CONSTRUCTION - FOREIGN                                                       1.1%
     TECHNIP-COFLEXIP SA - FRANCE                                                              7,000                480,446
                                                                                                               ------------

CONSUMER GOODS & SERVICES                                                    3.5%
      FUJI PHOTO FILM - JAPAN                                                                 36,100              1,483,562
                                                                                                               ------------

COSMETICS                                                                    1.9%
      SHISEIDO LTD. ORD - JAPAN                                                               38,000                823,935
                                                                                                               ------------

DRUGS                                                                        2.1%
      DAIICHI SANKYO CO. LTD. - JAPAN                                                         28,500                890,999
                                                                                                               ------------

ELECTRIC UTILITY                                                             5.1%
      KOREA ELECTRIC POWER CORP. - SPON. ADR - KOREA                                          36,000                817,560
      ENEL SPA - ITALY                                                                       132,900              1,370,872
                                                                                                               ------------
                                                                                                                  2,188,432
                                                                                                               ------------
ELECTRONICS                                                                  1.6%
      NEC ELECTRONICS CORP.  - JAPAN                                                         *23,900                698,983
                                                                                                               ------------

ENERGY                                                                       1.9%
      SUNCOR ENERGY, INC. - CANADA                                                            10,090                796,202
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

26 ACTIVA Mutual Funds Annual Report

                                      C-39


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/06

                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
FINANCIAL SERVICES                                                           4.1%
      ACOM CO. LTD. - JAPAN                                                                   10,400           $    349,609
      PROMISE CO. LTD. - JAPAN                                                                10,850                337,381
      TAKEFUJI CORP. - JAPAN                                                                  26,500              1,048,954
                                                                                                               ------------
                                                                                                                  1,735,944
                                                                                                               ------------
FOOD PRODUCTS                                                                2.5%
      GEMALTO - NETHERLANDS                                                                  *18,200                453,300
      J. SAINSBURY PLC - UNITED KINGDOM                                                       76,450                612,513
                                                                                                               ------------
                                                                                                                  1,065,813
                                                                                                               ------------
FOREST PRODUCTS                                                              2.9%
      STORA ENSO OYJ 'R' SHRS - FINLAND                                                       78,300              1,240,183
                                                                                                               ------------

FOREIGN AGENCIES                                                             1.6%
      YANZHOU COAL MINING CO. - HONG KONG                                                    296,000                239,001
      OPTI CANADA, INC. - CANADA                                                             *25,000                424,136
                                                                                                               ------------
                                                                                                                    663,137
                                                                                                               ------------
HOME BUILDERS                                                                0.7%
      SEKISUI HOUSE LTD. - JAPAN                                                              19,000                276,721
                                                                                                               ------------

LEISURE & TOURISM                                                            1.0%
      SANKYO CO. LTD. - JAPAN                                                                  8,000                443,062
                                                                                                               ------------

MANUFACTURING-CAPITAL GOODS                                                  3.1%
      MAGNA INTERNATIONAL, INC. CL. A - CANADA                                                16,200              1,304,910
                                                                                                               ------------

MATERIALS                                                                    2.0%
      ALUMINA LTD. - AUSTRALIA                                                               173,800                869,501
                                                                                                               ------------

METALS & MINING                                                              8.0%
      ANGLOGOLD ASHANTI - SPON ADR - SOUTH AFRICA                                             17,600                828,784
      LONMIN PLC - UNITED KINGDOM                                                             23,550              1,387,735
      IVANHOE MINES LTD. - CANADA                                                            *38,850                381,896
      NEWCREST MINING LIMITED - AUSTRALIA                                                     21,400                444,964
      APEX SILER MINES LTD. - CAYMAN ISLANDS                                                 *24,400                387,716
                                                                                                               ------------
                                                                                                                  3,431,095
                                                                                                               ------------
MINERALS                                                                     3.2%
      ANGLO AMERICAN - UNITED KINGDOM                                                         17,500                853,416
      LIHIR GOLD LIMITED - PAPUA NEW GUINEA                                                 *207,700                511,354
                                                                                                               ------------
                                                                                                                  1,364,770
                                                                                                               ------------
NATURAL RESOURCES                                                            2.0%
      AREVA - CI - FRANCE                                                                      1,150                854,573
                                                                                                               ------------

OIL & GAS EXPLOR PROD & SER                                                  6.0%
      ENTE NAZIONALE IDROC - ITALY                                                            25,400                854,232
      ROYAL DUTCH SHELL ADR-B - UNITED KINGDOM                                                18,185              1,293,863
      TOTAL NEW - FRANCE                                                                       5,900                425,584
                                                                                                               ------------
                                                                                                                  2,573,679
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 27

                                      C-40


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
PRINTING & PUBLISHING                                                        3.2%
      DAI NIPPON PRINTING CO., LTD. - JAPAN                                                   89,000           $  1,374,754
                                                                                                               ------------

PRECIOUS METALS                                                              4.9%
      BARRICK GOLD CORP. - CANADA                                                             68,063              2,089,534
                                                                                                               ------------

TELECOMMUNICATIONS                                                          20.4%
      CENTRAIS ELECTRICAS BRASILEIRAS S.A. - BRAZIL                                           35,500                398,232
      CHUNGHWA TELECOM CO. ADR - TAIWAN                                                       84,797              1,673,045
      KT CORPORATION - KOREA                                                                 *53,810              1,364,083
      NIPPON TELEGRAPH & TELEPHONE CORP. ADR - JAPAN                                          31,300                775,927
      TELECOM ITALIA - ITALY                                                                 647,550              1,642,743
      BELGACOM SA - BELGIUM                                                                   31,400              1,383,021
      VODAFONE  - UNITED KINGDOM                                                             538,806              1,492,581
                                                                                                               ------------
                                                                                                                  8,729,632
                                                                                                               ------------
WATER UTILITY                                                                2.1%
      UNITED UTILITIES - UNITED KINGDOM                                                       57,600                879,561
                                                                                                               ------------

TOTAL COMMON STOCKS (Cost $34,072,874)                                                                           40,070,695
                                                                                                               ------------

TOTAL INVESTMENTS - 100% (Cost $36,747,849)                                                                    $ 42,745,670
                                                                                                               ============

*Non-dividend producing as of December 31, 2006

At December 31, 2006 the breakdown by country was:

                                                   % OF MARKET      ACTUAL
            COUNTRY                                   VALUE      MARKET VALUE
            -----------------------------------------------------------------
            Australia                                  3.1%     $ 1,314,465
            Belgium                                    3.2%       1,383,021
            Brazil                                     0.9%         398,232
            Canada                                    11.7%       4,996,677
            Cayman Islands                             0.9%         387,716
            Finland                                    2.9%       1,240,183
            France                                     6.3%       2,708,057
            Germany                                    3.0%       1,294,447
            Hong Kong                                  0.6%         239,001
            Italy                                      9.1%       3,867,847
            Japan                                     23.0%       9,848,605
            Republic of Korea                          5.1%       2,181,644
            Netherlands                                1.1%         453,300
            Papua New Guinea                           1.2%         511,354
            South Africa                               1.9%         828,784
            Taiwan                                     3.9%       1,673,045
            United Kingdom                            15.8%       6,744,317
            United States                              6.3%       2,674,975
                                                     ------     -----------
                                                     100.0%     $42,745,670
                                                     ======     ===========


   The accompanying notes are an integral part of these financial statements.

28 ACTIVA Mutual Funds Annual Report

ACTIVA Statement of Assets and Liabilities

                                                           INTERMEDIATE                                       INTERNATIONAL
As of December 31, 2006                                      BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                                            -----------     ------------       -----------     -----------
ASSETS
Investments at cost                                         $90,576,907     $109,758,512       $21,941,519     $36,747,849
                                                            -----------     ------------       -----------     -----------
Investments at value                                         90,013,326      130,488,280        24,830,309      42,745,670
Cash                                                             13,483               --                --              --
Collateral for securities on loan                             7,734,053       10,074,149         1,994,079      11,917,626
Foreign currency held at fair value
     (cost $8,468)                                                8,427               --                --              --
Receivables:
     Investment income                                          808,871          305,327            24,220          76,250
Other assets                                                         --            2,518                --          10,446
                                                            -----------     ------------       -----------     -----------
Total Assets                                                 98,578,160      140,870,274        26,848,608      54,749,992
                                                            -----------     ------------       -----------     -----------


LIABILITIES
Payables - affiliate:
     Advisory fees                                               82,990          213,521            43,703          87,310
     Transfer agent fees                                            475           55,902             1,344             876
     12b-1 fees                                                  22,783           36,461             6,244          10,272
     Service fees                                                34,175           56,495             9,366          15,408
Payables - general:
     Collateral for securities on loan                        7,734,053       10,074,149         1,994,079      11,917,626
     Due to broker-variation margin                                  --            5,670                --              --
Accrued expenses                                                  8,947           12,863             7,031          11,569
                                                            -----------     ------------       -----------     -----------
Total Liabilities                                             7,883,423       10,455,061         2,061,767      12,043,061
                                                            -----------     ------------       -----------     -----------

NET ASSETS                                                  $90,694,737     $130,415,213       $24,786,841     $42,706,931
                                                            ===========     ============       ===========     ===========

SHARES OUTSTANDING                                            9,225,357       13,292,086         3,241,859       4,293,468
                                                            ===========     ============       ===========     ===========

NET ASSET VALUE PER SHARE                                         $9.83                              $7.65           $9.95

Class A based on net assets of
$125,459,119 and 12,789,396
shares outstanding                                                                 $9.81

Class R based on net assets of
$4,956,094 and 502,690
shares outstanding                                                                 $9.86

   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 29

ACTIVA Statement of Operations
For the year ended December 31, 2006

                                                            INTERMEDIATE                                       INTERNATIONAL
                                                             BOND FUND        VALUE FUND        GROWTH FUND         FUND
                                                             ----------      -----------        -----------      ----------
INVESTMENT INCOME
Interest                                                     $4,893,215         $115,984           $40,966          $50,165
Dividends                                                            --        3,494,575           205,727        1,116,663
Miscellaneous                                                     7,938           13,655            14,945           23,461
                                                             ----------      -----------          --------       ----------
Total Investment Income                                       4,901,153        3,624,214           261,638        1,190,289
                                                             ----------      -----------          --------       ----------

EXPENSES
Advisory fees                                                   345,827          821,280           168,893          331,169
12b-1 fees                                                       95,569          139,812            24,129           38,961
Service fees                                                    143,356          216,384            36,194           58,442
Shareholder report                                                2,978           46,192             3,672            3,261
Fund accounting fees                                             57,996           69,080            42,305           44,149
Audit fees                                                       25,043           22,543            22,543           22,543
Custodian fees                                                   11,664           23,425             9,006           27,415
Insurance                                                        12,425           14,148             2,496            3,650
Legal fees                                                        8,727            8,727            18,789            8,727
Registration fees                                                 5,669            7,313             1,701            2,401
Transfer agent fees                                               1,911          219,528             5,532            3,458
Transfer agent fees - Class R                                        --            8,885                --               --
Trustee fees                                                     14,311           14,311            14,311           14,311
                                                             ----------      -----------          --------       ----------
Total Expenses                                                  725,476        1,611,628           349,571          558,487
                                                             ----------      -----------          --------       ----------

Net Investment Income (Loss)                                  4,175,677        2,012,586           (87,933)         631,802
                                                             ----------      -----------          --------       ----------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from
        security transactions                                (1,461,031)      19,998,165         1,771,969        3,640,780
     Net realized gain (loss) from
        foreign currency transactions                            (3,971)              --                --          (56,787)
     Net realized gain (loss) from
        futures contracts                                            --           95,102                --               --
     Changes in net unrealized appreciation or
        (depreciation) of investments and
        foreign currency                                        432,668        3,023,838          (793,618)       2,893,984
                                                             ----------      -----------          --------       ----------
Net Gain (Loss) from Investments,
     Foreign Currency and
     Futures Contracts                                       (1,032,334)      23,117,105           978,351        6,477,977
                                                             ----------      -----------          --------       ----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                                         $3,143,343      $25,129,691          $890,418       $7,109,779
                                                             ==========      ===========          ========       ==========

   The accompanying notes are an integral part of these financial statements.

30 ACTIVA Mutual Funds Annual Report

ACTIVA Statement of Changes in Net Assets
                                                                        INTERMEDIATE BOND FUND               VALUE FUND
                                                                         YEAR           YEAR            YEAR           YEAR
                                                                         ENDED          ENDED           ENDED          ENDED
Increase (Decrease) in:                                                12/31/06       12/31/05        12/31/06       12/31/05
                                                                       -------------------------      -------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                           $4,175,677     $6,101,863      $2,012,586     $1,431,836
Net realized gain (loss) on investments                                (1,465,002)       659,616      20,093,267      9,313,280
Net increase (decrease) in unrealized appreciation                        432,668     (3,842,975)      3,023,838       (375,659)
                                                                      -----------   ------------    ------------   ------------
Net increase (decrease) in net assets resulting from operations         3,143,343      2,918,504      25,129,691     10,369,457

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                           (4,156,259)    (6,333,002)     (1,940,893)    (1,421,795)
     Class R                                                                   --             --         (65,068)       (49,369)
Net realized gain from investment transactions:
     Class A                                                                   --       (453,148)     (4,963,128)            --
     Class R                                                                   --             --        (159,663)            --
                                                                      -----------   ------------    ------------   ------------
Total distributions to shareholders                                    (4,156,259)    (6,786,150)     (7,128,752)    (1,471,164)

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                               37,070         91,353      25,022,292     15,233,245
     Class R                                                                   --             --         845,062      1,281,276
Net asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                            4,156,170      6,785,885       6,803,258      1,397,923
     Class R                                                                   --             --         224,731         49,369
Payment for shares redeemed:
     Class A (Note 5)                                                 (34,170,520)   (57,774,072)    (56,406,025)    (7,869,807)
     Class R                                                                   --             --        (935,668)      (862,318)
                                                                      -----------   ------------    ------------   ------------
Net increase (decrease) in net assets derived
     from capital share transactions                                  (29,977,280)   (50,896,834)    (24,446,350)     9,229,688
                                                                      -----------   ------------    ------------   ------------
Net Increase (Decrease) in Net Assets                                 (30,990,196)   (54,764,480)     (6,445,411)    18,127,981
Net Assets, beginning of year                                         121,684,933    176,449,413     136,860,624    118,732,643
                                                                      -----------   ------------    ------------   ------------
Net Assets, end of year                                               $90,694,737   $121,684,933    $130,415,213   $136,860,624
                                                                      ===========   ============    ============   ============

NET ASSETS CONSIST OF:
     Capital                                                          $92,608,935   $122,586,214     $95,624,224   $120,070,575
     Undistributed net investment income (loss)                                --             --              --            --
     Return of capital                                                    (20,815)        (2,441)        (59,707)       (66,332)
     Undistributed net realized gain (loss) from investments           (1,330,406)        96,804      14,106,005       (864,471)
     Unrealized appreciation (depreciation) of investments
        and foreign currency                                             (562,977)      (995,644)     20,744,691     17,720,852
                                                                      -----------   ------------    ------------   ------------
                                                                      $90,694,737   $121,684,933    $130,415,213   $136,860,624
                                                                      ===========   ============    ============   ============

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                3,804          8,988       2,482,061      1,824,745
     Class R                                                                   --             --          91,071        153,233
Reinvested distributions:
     Class A                                                              425,145        674,988         695,630        160,129
     Class R                                                                   --             --          22,885          5,629
Shares redeemed:
     Class A                                                           (3,485,710)    (5,692,312)     (5,713,012)      (950,920)
     Class R                                                                   --             --        (101,716)      (104,162)
                                                                      -----------   ------------    ------------   ------------
Net increase (decrease) in fund shares                                 (3,056,761)    (5,008,336)     (2,523,081)     1,088,654
Shares outstanding, beginning of year                                  12,282,118     17,290,454      15,815,167     14,726,513
                                                                      -----------   ------------    ------------   ------------
Shares outstanding, end of year                                         9,225,357     12,282,118      13,292,086     15,815,167
                                                                      ===========   ============    ============   ============

   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 31

ACTIVA Statement of Changes in Net Assets continued

                                                                              GROWTH FUND                INTERNATIONAL FUND
                                                                         YEAR           YEAR            YEAR           YEAR
                                                                         ENDED          ENDED           ENDED          ENDED
Increase (Decrease) in:                                                12/31/06       12/31/05        12/31/06       12/31/05
                                                                       -------------------------      -------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                             ($87,933)     ($124,692)       $631,802       $355,199
Net realized gain (loss) on investments                                 1,771,969      3,182,451       3,583,993      5,227,753
Net increase (decrease) in unrealized appreciation                       (793,618)    (1,809,731)      2,893,984     (1,372,640)
                                                                      -----------    -----------     -----------    -----------
Net increase (decrease) in net assets resulting from operations           890,418      1,248,028       7,109,779      4,210,312

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --             --        (555,448)      (220,522)
     Class R                                                                   --             --              --             --
Net realized gain from investment transactions:
     Class A                                                                   --             --      (3,317,977)            --
     Class R                                                                   --             --              --             --
                                                                      -----------    -----------     -----------    -----------
Total distributions to shareholders                                            --             --      (3,873,425)      (220,522)

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                               61,873        114,783         121,488         59,048
     Class R                                                                   --             --              --             --
Net  asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                                   --             --       3,873,420        220,522
     Class R                                                                   --             --              --             --
Payment for shares redeemed:
     Class A (Note 5)                                                    (333,577)   (10,115,954)        (52,942)    (2,068,519)
     Class R                                                                   --             --              --             --
                                                                      -----------    -----------     -----------    -----------
Net increase (decrease) in net assets derived
     from capital share transactions                                     (271,704)   (10,001,171)      3,941,966     (1,788,949)
                                                                      -----------    -----------     -----------    -----------
Net Increase (Decrease) in Net Assets                                     618,714     (8,753,143)      7,178,320      2,200,841
Net Assets, beginning of year                                          24,168,127     32,921,270      35,528,611     33,327,770
                                                                      -----------    -----------     -----------    -----------
Net Assets, end of year                                               $24,786,841    $24,168,127     $42,706,931    $35,528,611
                                                                      ===========    ===========     ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $27,403,397    $27,675,102     $37,503,014    $33,561,048
     Undistributed net investment income (loss)                          (768,791)      (680,858)       (887,870)      (907,437)
     Return of capital                                                         --             --              --            --
     Undistributed net realized gain (loss) from investments           (4,736,556)    (6,508,525)         92,989       (229,815)
     Unrealized appreciation (depreciation) of investments
        and foreign currency                                            2,888,791      3,682,408       5,998,798      3,104,815
                                                                      -----------    -----------     -----------    -----------
                                                                      $24,786,841    $24,168,127     $42,706,931    $35,528,611
                                                                      ===========    ===========     ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                8,315         16,983          12,286          6,925
     Class R                                                                   --             --              --             --
Reinvested distributions:
     Class A                                                                   --             --         390,465         24,154
     Class R                                                                   --             --              --             --
Shares redeemed:
     Class A                                                              (44,730)    (1,470,831)         (5,370)      (259,682)
     Class R                                                                   --             --              --             --
                                                                      -----------    -----------     -----------    -----------
Net increase (decrease) in fund shares                                    (36,415)    (1,453,848)        397,381       (228,603)
Shares outstanding, beginning of year                                   3,278,274      4,732,122       3,896,087      4,124,690
                                                                      -----------    -----------     -----------    -----------
Shares outstanding, end of year                                         3,241,859      3,278,274       4,293,468      3,896,087
                                                                      ===========    ===========     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

32 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of four funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. INVESTMENT OBJECTIVES

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each fund has authorized an unlimited number of shares.

3.  SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00 PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2006), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the Statement of Operations. This unrealized gain or loss is the difference


                                            ACTIVA Mutual Funds Annual Report 33

ACTIVA Notes to Financial Statements continued

between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no forward foreign currency exchange contracts during the year ended December 31, 2006.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount and market value of any open futures contracts at year end is shown at the end of the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains or losses are realized upon the expiration or closing of the futures contracts and are included in the Statement of Operations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The income recorded as a result of securities lending transactions is included in miscellaneous income in the Statement of Operations. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the


34 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

collateral. At December 31, 2006, the value of the securities loaned and the collateral received were as follows:

                              Value of the        Collateral
Fund                     Securities Loaned          Received
----                     -----------------       -----------
Intermediate Bond              $12,981,009       $13,285,756
Value                          $12,128,283       $12,472,736
Growth                          $2,374,655        $2,447,771
International                  $11,579,019       $11,991,218

The cash collateral received by the Funds is recorded as an asset and liability in the Statement of Assets and Liabilities in accordance with Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. Previously, all collateral received and the value of securities loaned were stated in the notes to the financial statements but were not recorded in the Statement of Assets and Liabilities. The amount of cash collateral that was omitted as an asset and liability in the Statement of Assets and Liabilities at December 31, 2005 was $38,130,685. There was no impact on net assets as previously reported.

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividend Distributions

The Intermediate Bond Fund declares and distributes dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Standards

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. FIN 48 seeks to reduce the significant diversity in practice associated with financial statement recognition and measurement in accounting for income taxes and prescribes a recognition threshold and measurement attribute for disclosure of tax positions taken or expected to be taken on an income tax return. This interpretation will be effective for the Funds as of January 1, 2007. The Funds do not expect the adoption of FIN 48 will have a significant impact on its results of operations, financial position or cash flows.

In September 2006, the FASB also issued SFAS No. 157, Fair Value Measurements (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. This Statement applies to fair value measurements already required or permitted by existing standards and will be effective for the Funds as of January 1, 2008. The Funds do not expect the adoption of SFAS 157 will have a significant impact on its results of operations, financial position or cash flows.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will


                                            ACTIVA Mutual Funds Annual Report 35

ACTIVA Notes to Financial Statements continued

make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS

Intermediate Bond    .40% on first $50 million; .32% on next
                     $100 million; .24% on assets in excess
                     of $150 million

Value                .60% on first $100 million; .50% on
                     assets in excess of $100 million; the
                     minimum annual fee shall be $350,000
                     plus .20% of average net assets

Growth               .70% on first $25 million; .65% on next
                     $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on
                     assets in excess of $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER

Intermediate Bond    McDonnell Investment Management, LLC

                     Value Wellington Management Company, LLP

                     Growth BlackRock Capital Management, Inc.

International        Tradewinds NWQ Global Investors, LLC*

*Tradewinds NWQ Global Investors, LLC, became sub-adviser for the International Fund effective April 1, 2005. Prior to that agreement, sub-advisory services were provided by Nicholas Applegate Capital Management.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year ended December 31, 2006 the Board of Trustees approved an annual rate of .10 of 1% of average net assets.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, the Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $2.00 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15 of 1% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund


36 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Two families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.

5.  INVESTMENT TRANSACTIONS

At December 31, 2006, the cost of investments owned by the Value Fund was $109,856,376 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $21,786,523. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $1,154,619. Net unrealized appreciation for tax purposes was $20,631,904, at December 31, 2006.

The unrealized appreciation (depreciation) at October 31, 2006 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                               Net      Cost for
                                Gross         Gross     unrealized       federal
                           unrealized    unrealized   appreciation    income tax
Fund                     appreciation  depreciation  (depreciation)     purposes
--------------------------------------------------------------------------------
Intermediate
  Bond                     $  632,475    $1,069,985      $(437,510)  $90,929,190
Growth                      3,319,237       329,348      2,989,889    21,639,077
International               5,484,528     1,738,475      3,746,053    36,326,150

For the year ended December 31, 2006, each fund purchased and sold securities, excluding short-term securities, in the following amounts:

                  U.S. Government Obligations              Other Securities
                  ---------------------------     ------------------------------
Fund                Purchases         Sales           Purchases            Sales
--------------------------------------------------------------------------------
Intermediate
  Bond             $5,738,749   $13,533,509         $43,695,885     $ 66,150,873
Value                      --            --          89,380,486      119,306,876
Growth                     --            --          25,150,574       25,317,055
International              --            --          18,214,671       18,819,990

On March 28, 2006 Amway Investment Corp., a principal shareholder of the Activa Mutual Fund, redeemed $30,000,000 from the Activa Intermediate Bond Fund, via a redemption in kind which is a distribution of portfolio securities, rather than cash as payment, for a redemption of fund shares.

On December 20, 2006 Jay Van Andel Trust U/A/D 8/28/78, a principal shareholder of the Activa Mutual Fund, who owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership redeemed $27,000,000 from the Activa Value Fund, via a redemption in kind which is a distribution of portfolio securities, rather than cash as payment, for a redemption of fund shares.

6.  SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund. On January 11, 2007, Alticor, Inc. purchased 217,710 Value Fund shares valued at $2,113,960 (based upon the net asset value of $9.71 per share) and transferred the shares to these Independent Business Owners.

On January 22, 2007, the Intermediate Bond Fund declared and paid a dividend of $.022163 per share, to shareholders of record on January 19, 2007. The amount distributed was $204,458.


                                            ACTIVA Mutual Funds Annual Report 37

ACTIVA Financial Highlights

                                                                                        INTERMEDIATE BOND FUND
                                                               -------------------------------------------------------------------
                                                                      YEAR          YEAR          YEAR          YEAR          YEAR
                                                                     ENDED         ENDED         ENDED         ENDED         ENDED
Per share outstanding for each year                               12/31/06      12/31/05      12/31/04      12/31/03      12/31/02
                                                               -----------  ------------  ------------  ------------  ------------
Net Asset Value, Beginning of Year                                   $9.91        $10.21        $10.28        $10.71        $10.39
Income from investment operations:
   Net investment income (loss)                                       0.43          0.44          0.41          0.46          0.53
   Net realized and unrealized gains (losses) on securities          (0.08)        (0.27)        (0.02)        (0.09)         0.36
                                                               -----------  ------------  ------------  ------------  ------------
Total from investment operations                                      0.35          0.17          0.39          0.37          0.89
Less Distributions:
   Dividends from net investment income                               0.43          0.44          0.41          0.46          0.53
   Dividends in excess of net investment income                         --            --            --            --            --
   Distributions from capital gains                                     --          0.03          0.05          0.34          0.04
                                                               -----------  ------------  ------------  ------------  ------------
Total Distributions                                                   0.43          0.47          0.46          0.80          0.57
                                                               -----------  ------------  ------------  ------------  ------------
Net Asset Value, End of Year                                         $9.83         $9.91        $10.21        $10.28        $10.71
                                                               ===========  ============  ============  ============  ============
Total Return                                                         3.68%         1.70%         3.86%         3.49%         8.85%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                        $90,694,737  $121,684,933  $176,449,413  $169,963,044  $164,162,796
                                                               -----------  ------------  ------------  ------------  ------------
Ratio of expenses to average net assets                               0.8%          0.7%          0.7%          0.7%          0.7%
Ratio of net income (loss) to average net assets                      4.4%          4.0%          4.0%          4.6%          5.3%
Portfolio turnover rate                                              53.1%         94.6%         76.2%        104.0%         52.3%
                                                                                         VALUE FUND - CLASS A
                                                              ---------------------------------------------------------------------
                                                                      YEAR          YEAR           YEAR          YEAR          YEAR
                                                                     ENDED         ENDED          ENDED         ENDED         ENDED
Per share outstanding for each year                               12/31/06      12/31/05       12/31/04      12/31/03      12/31/02
                                                              ------------  ------------   ------------  ------------  ------------
Net Asset Value, Beginning of Year                                   $8.65         $8.06          $7.06         $5.56         $6.85
Income from investment operations:
   Net investment income (loss)                                       0.13          0.09           0.09          0.08          0.07
   Net realized and unrealized gains (losses) on securities           1.49          0.59           1.00          1.50         (1.29)
                                                              ------------  ------------   ------------  ------------  ------------
Total from investment operations                                      1.62          0.68           1.09          1.58         (1.22)
Less Distributions:
   Dividends from net investment income                               0.13          0.09           0.09          0.08          0.07
   Dividends in excess of net investment income                         --            --             --            --            --
   Distributions from capital gains                                   0.33            --             --            --            --
                                                              ------------  ------------   ------------  ------------  ------------
Total Distributions                                                   0.46          0.09           0.09          0.08          0.07
                                                              ------------  ------------   ------------  ------------  ------------
Net Asset Value, End of Year                                         $9.81         $8.65          $8.06         $7.06         $5.56
                                                              ============  ============   ============  ============  ============
Total Return                                                        18.80%         8.47%         15.40%        28.37%       -17.87%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                       $125,459,119  $132,596,978   $115,203,837  $135,146,120  $110,168,624
                                                              ------------  ------------   ------------  ------------  ------------
Ratio of expenses to average net assets                               1.1%          1.2%           1.2%          1.1%          1.1%
Ratio of net income (loss) to average net assets                      1.4%          1.1%           1.1%          1.2%          1.0%
Portfolio turnover rate                                              63.6%         54.4%         103.8%         65.7%         84.9%
                                                                                      VALUE FUND - CLASS R
                                                              -----------------------------------------------------------------
                                                                    YEAR          YEAR          YEAR          YEAR         YEAR
                                                                   ENDED         ENDED         ENDED         ENDED        ENDED
Per share outstanding for each year                             12/31/06      12/31/05      12/31/04      12/31/03     12/31/02
                                                              ----------    ----------    ----------    ----------   ----------
Net Asset Value, Beginning of Year                                 $8.69         $8.10         $7.09         $5.57        $6.86
Income from investment operations:
   Net investment income (loss)                                     0.14          0.10          0.08          0.07         0.07
   Net realized and unrealized gains (losses) on securities         1.50          0.59          1.01          1.52        (1.29)
                                                              ----------    ----------    ----------    ----------   ----------
Total from investment operations                                    1.64          0.69          1.09          1.59        (1.22)
Less Distributions:
   Dividends from net investment income                             0.14          0.10          0.08          0.07         0.07
   Dividends in excess of net investment income                       --            --            --            --           --
   Distributions from capital gains                                 0.33            --            --            --           --
                                                              ----------    ----------    ----------    ----------   ----------
Total Distributions                                                 0.47          0.10          0.08          0.07         0.07
                                                              ----------    ----------    ----------    ----------   ----------
Net Asset Value, End of Year                                       $9.86         $8.69         $8.10         $7.09        $5.57
                                                              ==========    ==========    ==========    ==========   ==========
Total Return                                                      18.89%         8.52%        15.44%        28.65%      -17.76%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                       $4,956,094    $4,263,646    $3,528,806    $2,204,343   $1,489,146
                                                              ----------    ----------    ----------    ----------   ----------
Ratio of expenses to average net assets                             1.1%          1.1%          1.2%          1.0%         1.0%
Ratio of net income (loss) to average net assets                    1.4%          1.2%          1.4%          1.3%         1.1%
Portfolio turnover rate                                            63.6%         54.4%        103.8%         65.7%        84.9%

38 ACTIVA Mutual Funds Annual Report

                                            ACTIVA Mutual Funds Annual Report 39

                                      C-51 and C-52

ACTIVA Financial Highlights continued

                                                                                         GROWTH FUND
                                                               ---------------------------------------------------------------
                                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                                     ENDED        ENDED        ENDED        ENDED        ENDED
Per share outstanding for each year                               12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
                                                               -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of Year                                   $7.37        $6.96        $6.35        $4.94        $7.45
Income from investment operations:
   Net investment income (loss)                                         --           --           --        (0.03)       (0.02)
   Net realized and unrealized gains (losses) on securities           0.28         0.41         0.61         1.44        (2.49)
                                                               -----------  -----------  -----------  -----------  -----------
Total from investment operations                                      0.28         0.41         0.61         1.41        (2.51)
Less Distributions:
   Dividends from net investment income                                 --           --           --           --           --
   Dividends in excess of net investment income                         --           --           --           --           --
   Distributions from capital gains                                     --           --           --           --           --
                                                               -----------  -----------  -----------  -----------  -----------
Total Distributions                                                     --           --           --           --           --
                                                               -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Year                                         $7.65        $7.37        $6.96        $6.35        $4.94
                                                               ===========  ===========  ===========  ===========  ===========
Total Return                                                         3.80%        5.89%        9.61%       28.54%      -33.69%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                        $24,786,841  $24,168,127  $32,921,270  $30,019,431  $23,319,398
Ratio of expenses to average net assets                               1.4%         1.4%         1.3%         1.4%         1.4%
Ratio of net income (loss) to average net assets                     -0.4%        -0.4%         0.0%        -0.5%        -0.6%
Portfolio turnover rate                                             105.9%        79.0%        87.4%       101.0%       143.0%
                                                                                       INTERNATIONAL FUND
                                                               ------------------------------------------------------------------
                                                                      YEAR          YEAR         YEAR          YEAR          YEAR
                                                                     ENDED         ENDED        ENDED         ENDED         ENDED
Per share outstanding for each year                               12/31/06      12/31/05     12/31/04      12/31/03      12/31/02
                                                               -----------   -----------  -----------   -----------   -----------
Net Asset Value, Beginning of Year                                   $9.12         $8.08        $7.10         $5.40         $6.77
Income from investment operations:
   Net investment income (loss)                                       0.14          0.06         0.01          0.02            --
   Net realized and unrealized gains (losses) on securities           1.68          1.04         0.97          1.70         (1.37)
                                                               -----------   -----------  -----------   -----------   -----------
Total from investment operations                                      1.82          1.10         0.98          1.72         (1.37)
Less Distributions:
   Dividends from net investment income                               0.14          0.06           --          0.02            --
   Dividends in excess of net investment income                         --            --           --            --            --
   Distributions from capital gains                                   0.85            --           --            --            --
                                                               -----------   -----------  -----------   -----------   -----------
Total Distributions                                                   0.99          0.06           --          0.02            --
                                                               -----------   -----------  -----------   -----------   -----------
Net Asset Value, End of Year                                         $9.95         $9.12        $8.08         $7.10         $5.40
                                                               ===========   ===========  ===========   ===========   ===========
Total Return                                                        20.02%        13.58%       13.80%        31.90%       -20.22%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                        $42,706,931   $35,528,611  $33,327,770   $29,428,761   $22,237,059
Ratio of expenses to average net assets                               1.4%          1.6%         1.7%          1.7%          1.9%
Ratio of net income (loss) to average net assets                      1.6%          1.1%         0.2%          0.5%          0.0%
Portfolio turnover rate                                              48.4%        178.3%       199.6%        188.0%        208.2%

40 ACTIVA Mutual Funds Annual Report

                                            ACTIVA Mutual Funds Annual Report 41

                                      C-53 and C-54

ACTIVA Report of Independent Registered
Public Accounting Firm


To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Intermediate Bond, Value, Growth and International Funds) (the Trust) as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the five years in the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising Activa Mutual Fund Trust, as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for the two years then ended, and their financial highlights for the years indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP

Grand Rapids, Michigan

February 13, 2007


42 ACTIVA Mutual Funds Annual Report

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                                      C-56

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                                      C-57

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                                      C-58

Logo: ACTIVA Mutual Funds


Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
WWW.ACTIVAFUNDS.COM



                                                               Printed in U.S.A.

                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                           ACTIVA ASSET MANAGEMENT LLC
                                       AND
                       BLACKROCK CAPITAL MANAGEMENT, INC.

         AGREEMENT effective as of the 30th day of September 2006 between ACTIVA ASSET MANAGEMENT LLC, a Michigan LLC having its principal place of business in Grand Rapids, Michigan (hereinafter called "AAM"), and BlackRock Capital Management, Inc. (hereinafter called "Sub-adviser"), having its principal place of business in Wilmington, Delaware;
         WHEREAS, AAM is the investment adviser to Activa Growth Fund (the "Fund"), a series of Activa Fund Trust (the "Trust"), a Delaware business trust, an investment company registered under the Investment Company Act of 1940, as amended (hereinafter called "1940 Act"),; and
         WHEREAS, AAM wishes to retain Sub-adviser to furnish the Fund with investment advice and Sub-adviser is willing to furnish such services to AAM.

                                   WITNESSETH:
         In consideration of the mutual covenants hereinafter contained, it is hereby agreed by the parties hereto as follows:
         1. AAM hereby employs Sub-adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject always to the direction of AAM, the Board of Trustees of the Trust (the "Trustees"), and to the provisions of the Fund's current Prospectus and Statement of Additional Information, copies of which have been provided to Sub-adviser. Sub-adviser shall provide administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the management of the Fund's portfolio of investments (excluding determination of net asset value and shareholder accounting services). Sub-adviser shall advise and assist AAM and the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Trustees, in regard to the foregoing matters and the supervision of the Fund's investment portfolio.
         Sub-adviser will, from time to time, discuss with AAM and the Fund economic and investment developments which may affect the Fund's portfolio and furnish such information as Sub-adviser may believe appropriate for this purpose. Sub-adviser will maintain such statistical and analytical information with respect to the Fund's portfolio securities as Sub-adviser may believe appropriate and shall make such material available for inspection by AAM as may be reasonable from time to time.

         Except when otherwise specifically directed by the Trust or AAM, Sub-adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account. Sub-adviser agrees that upon request from time to time one of its representatives will attend as mutually agreed upon meetings of the Trustees or beneficial shareholders of the Trust in order to make reports on investment strategy and results. Sub-adviser accepts such employment and agrees at its own expense to render the services and to assume the obligations herein set forth for the compensation herein provided. Sub-adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent AAM, the Trust, or the Fund in any way or otherwise be deemed an agent of AAM or the Trust. Sub-adviser and its affiliates shall be free to render similar services or other services to others. Likewise, AAM shall be free to utilize other persons to perform similar or unrelated services.
         2. For the services to be rendered by Sub-adviser, as provided herein, AAM shall pay to Sub-adviser a fee, payable quarterly, at the annual rate of .50 of 1% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets; .45 of 1% on the next $25,000,000; and .40 of 1% on assets in excess of $50,000,000. The Fund's assets shall be determined as of the close of each business day throughout the quarter. For the month and year in which the agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during the month and year, respectively.
         3. Sub-adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Trust or the Fund in connection with the matters to which this agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this agreement. Sub-adviser shall not be liable for any action undertaken at AAM's direction.
         4. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-adviser hereby agrees that all records which it maintains for the Trust, as specifically agreed upon by Sub-adviser and AAM, are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-adviser further agrees to preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and to make such records available as requested by regulatory agencies for inspection.

         5. This agreement shall become effective upon execution and shall remain in force for two years, unless sooner terminated as hereinafter provided and shall continue in force from year to year thereafter, but only so long as such continuance is specifically approved, at least annually, by a majority of the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust) or by a vote of a majority of the Trust's outstanding shares, but in either case by the disinterested Trustees, in the manner required by the 1940 Act.
         This agreement may be terminated by AAM or by Sub-adviser at any time without the payment of any penalty on sixty (60) day's written notice to the other party, and may also be terminated at any time without payment of any penalty by vote of the Trustees or by vote of the holders of a majority of the outstanding shares of the Fund on sixty (60) days' written notice to the other parties hereto.
         Termination of this agreement shall not affect the right of Sub-adviser to receive payments on any unpaid balance of the compensation described in
Section 2 earned prior to such termination.
         If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.
         This agreement shall automatically terminate in the event of its assignment. The term "assignment" for this purpose has the meaning defined in
Section 2(a)4 of the 1940 Act.
         6. Neither the Trust nor AAM shall, without the prior written consent of the Sub-adviser, make representations regarding or reference to the Sub-adviser or any affiliates in any disclosure document, advertisement, sales literature or other promotional materials.
         7. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of State of The Commonwealth of Delaware and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.
         8. Any notice under this agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other parties at such address as such other parties may designate for the receipt of such notices.

         IN WITNESS WHEREOF, AAM and Sub-adviser have caused this agreement to be signed, as of the day and year first above written.

                                            ACTIVA ASSET MANAGEMENT LLC

                                            By:   /s/Allan D. Engel
                                                  ------------------------------
                                                  Allan D. Engel
                                                  President

                                            BLACKROCK CAPITAL MANAGEMENT, INC.



                                            By:   /s/Anne Ackerly
                                                  ------------------------------



         This Agreement is hereby accepted and approved as of this day and year first above written.

                                            ACTIVA MUTUAL FUND TRUST


                                            By:   /s/Allan D. Engel
                                                  ------------------------------
                                                  Allan D. Engel
                                                  President

                      MCDONNELL INVESTMENT MANAGEMENT, LLC

                                 CODE OF ETHICS


         This Code of Ethics ("Code") has been adopted by McDonnell Investment Management, LLC ("McDonnell"). The Code applies to all employees, officers and members of McDonnell ("Covered Persons").

         The policy of McDonnell is to avoid any conflict of interest, or the appearance of any conflict of interest, between the interests of McDonnell, or its Covered Persons, and the interests of McDonnell's advisory clients ("Clients"). Federal securities laws, including the Investment Company Act of 1940 and the Investment Advisers Act of 1940 and rules thereunder, require that McDonnell establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Clients might take advantage of that knowledge for their own benefit. Implementation and monitoring of these standards inevitably places some restrictions on the freedom of the investment activities of those people.

         This Code of Ethics has been adopted by McDonnell to meet those concerns and legal requirements. Any questions about the Code or about the applicability of the Code to a personal securities transaction should be directed to the Legal/Compliance Department.

I.       STANDARDS OF BUSINESS CONDUCT

         GENERAL PROHIBITIONS. All supervised persons must comply with all applicable federal securities laws. The Investment Company Act, Investment Advisers Act, Investment Advisers Act, and the rules thereunder make it illegal for any person covered by the Code, directly or indirectly, in connection with the purchase or sale of a security held or to be acquired by Clients to:

         a.       employ any device, scheme or artifice to defraud Clients;

         b. make any untrue statement of a material fact, omit to state a material fact or in any way mislead Clients regarding a material fact;

         c. engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon Clients;

         d.       engage in any manipulative practice with respect to Clients;
                  or

         e. engage in any manipulative practice with respect to securities, including price manipulation.

         FIDUCIARY DUTY. As a fiduciary, McDonnell has an affirmative duty to act solely in the best interests of its clients and to make a complete and unbiased disclosure of all material facts relating to the investment advice it provides clients, particularly in situations in which McDonnell's interests may conflict with those of a client. Consistent with this duty, McDonnell must at all times act in its clients' best interests, and its conduct will be measured against a higher standard of conduct than that applied generally in ordinary commercial transactions. Among the specific fiduciary obligations that McDonnell has are:

         a. duty to have a reasonable, independent basis for its investment advice and recommendations;

         b. a duty to obtain best execution for clients' securities transactions when the adviser is in a position to select brokers;

         c. a duty to ensure that its investment advice is suitable and appropriate given each client's objectives, needs, and circumstances;

         d. a duty to refrain from entering into transactions, including personal securities transactions, that are inconsistent with client interests; and

         e.       an obligation to be loyal to its clients.

         PERSONAL SECURITIES TRANSACTIONS. The Code regulates personal securities transactions as a part of the effort by McDonnell to detect and prevent conduct that might violate the general prohibitions outlined above. A personal securities transaction is a transaction in a security in which a Covered Person has a beneficial interest.

         SECURITY is interpreted very broadly for this purpose, and includes any right to acquire any security (an option or warrant, for example).

         You have a beneficial interest in a security in which you have, directly or indirectly, the opportunity to profit or share in any profit derived from action in the security, or in which you have an indirect interest, including beneficial ownership by your spouse or minor children or other dependents living in your household, or your share of securities held by a partnership of which you are a general partner. Technically, the rules under
Section 16 of the Securities Exchange Act of 1934 will be applied to determine if you have a beneficial interest in a security (even if the security would not be within the scope of Section 16). Examples of beneficial interest and a copy of Rule 16a-1(a), defining beneficial ownership, are attached as Appendix A.

         In any situation where the potential for conflict exists, transactions for Clients must take precedence over any personal transaction. Covered Persons owe a duty to Clients to conduct their personal securities transactions in a manner that does not interfere with Clients' portfolio transactions or otherwise take inappropriate advantage of their relationship to Clients. Personal securities transactions must comply with the Code of Ethics and should avoid any actual or potential conflict of interest between your interests and Clients' interests.

         Situations not specifically governed by this Code of Ethics will be resolved in light of this general principle.

         INSIDER TRADING. Employees are forbidden to buy or sell any security, either personally or on behalf of others, while either McDonnell or the employee is in possession of material, non-public information (inside information) concerning the security or the issuer. A violation of McDonnell's insider trading policies may result in criminal and civil penalties, including imprisonment and substantial fines. An employee aware of or in possession of inside information must report it immediately to the Chief Compliance Officer. Employees should refer to Section 7.5 ("Insider Information and Ethical Wall Policy") of McDonnell's Compliance Manual or consult the Legal/Compliance Department for further information.

         CONFIDENTIALITY. There is a basic fiduciary premise that information concerning the identity of security holdings and financial circumstances of clients is confidential. All Covered Persons are prohibited from disclosing to persons outside the firm any non-public information about any client, the securities investments made by the firm on behalf of a client, information about contemplated securities transactions, or information regarding the firm's trading strategies, except as required to effectuate securities transactions on behalf of a client.

         REGULATION S-P. In most jurisdictions, laws and regulations govern McDonnell's collection and use of personal information about clients and employees, including the disclosure of such information by McDonnell to business partners and other third parties. In particular, Federal Regulation S-P ("Reg S-P") protects "consumers" and "customers" (as defined in Reg S-P) from an investment adviser or investment company disclosing their "non-public personal information" to persons unaffiliated with such adviser or investment company without their knowledge or consent. Employees should refer to Section 8.4 ("Privacy Procedures") of the Compliance Manual or consult the Legal/Compliance Department for further information.

         OTHER RESTRICTIONS. The Code also regulates certain other conduct that conflicts, potentially conflicts or raises the appearance of an actual conflict with the interests of Clients, as a part of the effort by McDonnell to detect and prevent conduct that might violate the policy of McDonnell regarding conflict of interests or the general prohibitions outlined above.

II.      RESTRICTIONS ON PERSONAL SECURITIES TRANSACTIONS

         A. NO TRANSACTIONS WITH CLIENTS. No Covered Person shall knowingly sell to or purchase from a Client any security or other property, except securities issued by that Client.

         B. NO CONFLICTING TRANSACTIONS / PENDING CLIENT ORDERS. No Covered Person shall purchase or sell a security on a day during which a Client has a pending purchase or sale order in that same security.

         C. HOLDING PERIOD. All trades for which preclearance (described below) has been obtained, including short sales and permissible option trades, are subject to a 60-day holding period from the trade date, except that a security held for at least 30 days may be sold at a loss or no gain. Any profits realized on trades executed within the 60-day holding period shall

                                        3
                  be disgorged to the Client or a charitable organization as determined by the Chief Compliance Officer.

         D. LIMIT ORDERS. No Covered Person shall enter into limit orders that extend beyond the date that preclearance was obtained (i.e., one day).

         E. PRIVATE PLACEMENTS. All Covered Persons are prohibited from purchasing a security in a private placement or any other offering exempt from registration under the Securities Act of 1933, as amended, unless they have obtained prior written approval from the Chief Compliance Officer.

                  Provided, that in determining whether to grant permission for such private placement, the Chief Compliance Officer shall consider, among other things, whether such investment opportunity should be reserved for clients of McDonnell, and whether such transaction is being offered to the person because of his or her position with McDonnell;

                  Provided further, that any such Covered Person who has received such permission shall be required to disclose such an investment when participating in any subsequent consideration of such security for purchase or sale by clients of the Adviser, and that the decision to purchase or sell such security should be made by persons with no personal direct or indirect interest in the security.

         F. PUBLIC OFFERINGS. All Covered Persons are prohibited from purchasing securities during an initial or secondary public offering.

         G. PORTFOLIO MANAGER "BLACK-OUT PERIOD". Portfolio managers may not buy or sell a security within 7 calendar days before or after any Client, over which such portfolio manager exercises investment discretion, trades in such security.

         H. SHORT SELLING. All Covered Persons are prohibited from short selling any security, whether or not it is held in a McDonnell client portfolio, except that short selling against broad market indexes and "against the box" are permitted.

III.     COMPLIANCE PROCEDURES

         A. EXECUTION OF PERSONAL SECURITIES TRANSACTIONS. All personal securities transactions by Covered Persons must be conducted through brokerage accounts that have been identified to McDonnell. Each such brokerage account must be set up to deliver duplicate copies of all confirmations and statements to McDonnell. No exceptions to this policy will be made.

         B. PRECLEARANCE. Except as provided in Section IV below, all personal securities transactions by Covered Persons must be cleared in advance by the Legal/Compliance Department (personal securities transactions for whom must be precleared in advance by a member of the Executive Committee) in accordance with the procedures set forth below. This includes transactions in closed-end funds, including Exchange Traded Funds (ETF's). All precleared personal securities transactions must be executed within the same business day after preclearance, otherwise the preclearance will expire and the request must be made again. Purchases through an issuer direct purchase plan must be precleared on the date the purchaser writes the check to the issuer's agent. Authorization for purchases through an issuer direct purchase plan is effective until the issuer's agent purchases the security.

                  1. All Covered Persons must preclear their transactions by submitting a Trade Authorization Form (a copy of which is attached as Attachment D) to the Legal/Compliance Department;

                  2. The Legal/Compliance Department shall verify whether the purchase or sale of any security is in compliance with the Code and shall preclear any such transaction if it does not violate the Code;

                  3. The Legal/Compliance Department shall sign the Trade Authorization Form; communicate authorization to the Covered Person; and shall note on the Trade Authorization Form the time of such communication;

                  4. The Legal/Compliance Department shall maintain the originally executed Trade Authorization Form and will forward a copy to the Covered Person; and

                  5. The Legal/Compliance Department shall review all Covered Person duplicate confirmations and statements to verify that all personal securities transactions have been properly precleared.

         C.       OTHER RESTRICTIONS.

                  1. GIFTS. No Covered Person may accept any gift or other thing of more than a $100 value from any person or entity that does business with or on behalf of McDonnell, or seeks to do business with or on behalf of McDonnell. Gifts in excess of this value must either be returned to the donor or paid for by the recipient. It is not the intent of the code to prohibit the everyday courtesies of business life. Therefore, excluded from this prohibition is an occasional meal, ticket to a theater, entertainment, or sporting event that is an incidental part of a meeting that has a clear business purpose. However, any entertainment event provided to an employee where the host is not in attendance is treated as a gift and is subject to the aforementioned $100 limit.

                  2. OUTSIDE BUSINESS ACTIVITIES. No Covered Person may Become an officer, director or employee of a company not affiliated with McDonnell or otherwise engage in outside business activities. Before you engage in any such activities, you are required to obtain written approval. Failure to obtain such approval may subject McDonnell to severe regulatory penalties and civil liability and you to disciplinary action, up to and including termination of employment. Activities on behalf of trade associations are not included in this prohibition. In no event may you participate in any outside activity that interferes with your duties at McDonnell.

                  Covered Persons are required to request and receive written approval from the General Counsel (or the General Counsel's designee), before you may: (1) engage in any business other than that of McDonnell; (2) accept employment or compensation from any person or organization other than McDonnell; (3) serve as an officer, director, member, partner, or employee of a business organization other than McDonnell; or (4) except as provided below, own any stock or have any financial interest, directly or indirectly, in any other business organization.

                  Also, note that involvement in an outside business activity that begins permissibly may evolve into a violation of applicable laws and regulations if the nature or scope of that business or participation changes. Covered Persons should notify the Legal/Compliance Department promptly of any changes to the business plan or business lines of the outside business activity or of any changes in participation.

D. DISCLOSURE OF PERSONAL HOLDINGS. Each Covered Person shall disclose his or her personal securities holdings no later than ten days after commencement of employment with McDonnell (Attachment A), and annually thereafter (Attachment C) as of December 31 of each year.(1) Annual reports shall be delivered to McDonnell no later than January 30 of the following year.

E.       REPORTING PERSONAL SECURITIES TRANSACTIONS.

                  1. Each Covered Person shall (i) identify to McDonnell any brokerage or other account in which the person has a beneficial interest and (ii) instruct the broker or custodian to deliver to McDonnell duplicate confirmations of all transactions and duplicate account statements.

                  2. Each Covered Person shall report all personal securities transactions during a quarter to McDonnell no later than ten days after the end of the quarter.

                      Quarterly transaction reports shall include the following information:

                      For each transaction:

                           o        the date of the transaction;


-------------------------
(1)the information must be current as of a date no more than 45 days prior to the date the person becomes an employees or, for annual reports, no more than 45 days before the report is submitted.

                                        6

                           o title, interest rate and maturity date (if applicable), number of shares and the principal amount of each security involved;

                           o the nature of the transaction (i.e., purchase, sale, gift, or other type of acquisition or disposition);

                           o        the price at which the transaction was
                                    effected;

                           o the name of the broker, dealer or bank with or through which the transaction was effected; and

                           o        the date the report is submitted.

                  In addition, for each account established during the quarter in which securities are held for the benefit of a person, the quarterly report shall include:

                           o the name of the broker, dealer or bank with whom the account was established;

                           o        the date the account was established; and

                           o        the date the report is submitted.

         F. REPORTS MAY BE IN ANY FORM. Quarterly transaction reports filed pursuant to Section III (E)(2) of this Code may be in any form (including copies of confirmations or account statements) including the information required by Section III(E)(2).

                  A Covered Person will be deemed to have satisfied the quarterly reporting requirement, and is not required to file a quarterly report of any transactions executed through brokerage or other accounts identified to McDonnell and for which duplicate account statements showing all transactions are delivered to McDonnell.

                  Any personal securities transaction which for any reason does not appear in the trading or brokerage records described above shall be reported as required by Section III(E)(2) of this Code.

         G. MONITORING OF TRANSACTIONS. The Chief Compliance Officer, or his designee, will review the holdings and transaction reports filed and monitor the trading patterns of Covered Persons.

         H. CERTIFICATION OF COMPLIANCE. Each Covered Person is required to certify annually that he or she has read and understands the Code and recognizes that he or she is subject to the Code (Attachment C). Each Covered Person is also required to certify annually that he or she has disclosed or reported all personal securities transactions required to be disclosed or reported under the Code. To accomplish this, a copy of the Code shall be distributed annually with a certification request.

                  Each Covered Person who has not engaged in any personal securities transaction during the preceding year for which a report was required to be filed pursuant to the Code shall include a certification to that effect in his or her annual certification.

                  In addition, on a quarterly basis, each Covered Person is required to complete a Quarterly Affirmation of Compliance (Attachment B) and return it to the Chief Compliance Officer no later than the 10th calendar day following the end of the quarter.

                  Also, whenever there is a material Amendment to the Code, each Covered Person is required to submit a written acknowledgement that they have received, read, and understood the amendments to the Code.

         I. REVIEW BY THE BOARDS OF DIRECTORS/TRUSTEES OF INVESTMENT COMPANY CLIENTS. McDonnell shall prepare an Annual Issues and Certification Report to the boards of Directors/Trustees of investment company Clients that:

                  1. summarizes existing procedures concerning personal investing and any changes in those procedures during the past year;

                  2. describes issues that arose during the previous year under the Code or procedures concerning personal investing, including but not limited to information about material violations of the Code and sanctions imposed;

                  3. certifies that McDonnell has adopted procedures reasonably necessary to prevent violations of the Code; and

                  4. identifies any recommended changes in existing restrictions or procedures based upon experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

         J. REPORTING MISCONDUCT. If you believe you may have violated any laws, this Code of Ethics, or other standards of conduct adopted by McDonnell, you are expected to report it to McDonnell immediately. In addition, if you observe or become aware of any illegal or improper conduct on the part of another employee or a consultant, supplier, client, counterparty or other third party, you should communicate that information to your direct supervisor and, if appropriate or necessary, to a more senior manager or the General Counsel, to make certain the situation will be addressed. All violations, or allegations of violations, of this Code must be reported to the Chief Compliance Officer.

IV.      EXEMPT TRANSACTIONS

         The provisions of this Code are intended to restrict the personal investment activities of Covered Persons only to the extent necessary to accomplish the purposes of the Code. Therefore, the provisions of Section II (Restrictions on Personal Securities Transactions) and Section III (Compliance Procedures) of this Code shall not apply to:

         A. Purchases or sales effected in any account over which the Covered Persons have no direct or indirect influence or control;

         B. Purchases or sales in any account (including an investment advisory account, trust account or other account) of such Covered Person (either alone or with others) over which a person other than the Covered Person (including an investment adviser or trustee) exercises investment discretion if:

                           o the Covered Person does not know of the proposed transaction until after the transaction has been executed;

                           o the Covered Person previously has identified the account to McDonnell and has affirmed to McDonnell that (in some if not all cases) he or she does not know of proposed transactions in that account until after they are executed.

                  This exclusion from the preclearance requirement is based upon the Covered Person not having knowledge of any transaction until after that transaction is executed. Therefore, notwithstanding this general exclusion, if the Covered Person becomes aware of any transaction in such investment advisory account before it is executed, the Covered Person must seek preclearance of that transaction before it is executed.

         C. Purchases or sales of:

                  1. Direct oblications of the Government of the United States;

                  2. shares of open-end investment companies (mutual funds), except for shares of any mutual fund managed by McDonnell;

                  3. transactions in units of a unit investment trust ("UIT") if the UIT is invested exclusively in unaffiliated mutual funds;

                  4. bank certificates of deposit, commercial paper, bankers acceptances, or repurchase agreements; and

                  5.  listed index options and futures.

         D. Certain corporate actions - any acquisition of securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of securities;

         E. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

         F. Automatic investment plans- purchases or sales made automatically in accordance with a predetermined schedule and allocation, such as dividend reinvestment plans.

         G. Purchases or sales of McDonnell units (including exercise of option grants); and

         H. Purchases or sales which receive prior approval because they are not inconsistent with this Code or the provisions of Rule 17j-l(a) under the Investment Company Act.

V.       EXCEPTIONS

         A. Notwithstanding the foregoing, the Chief Compliance Officer, or his or her designee, in keeping with the general principles and objectives of this Code, may refuse to grant clearance of a personal securities transaction in their sole discretion without being required to specify any reason for the refusal.

         B. Upon proper request by a Covered Person, the Executive Committee will consider for relief or exemption from any restriction, limitation or procedure contained herein, which restriction, limitation or procedure is claimed to cause a hardship for such Covered Person. The Chief Compliance Officer will in his/her sole discretion determine whether the request is appropriate for consideration by the Executive Committee. The decision regarding such relief or exemption is within the sole discretion of the Executive Committee.

VI.      CONSEQUENCES FOR FAILURE TO COMPLY WITH THE CODE

         Compliance with this Code of Ethics is a condition of employment by and membership of McDonnell. Taking into consideration all relevant circumstances, McDonnell will determine what action is appropriate for any breach of the provisions of the Code. Possible actions include letters of sanction, financial penalty, suspension, termination of employment, or removal from office, or in serious cases, referral to law enforcement or regulatory authorities.

         Reports filed pursuant to the Code will be maintained in confidence but will be reviewed by McDonnell to verify compliance with the Code. Additional information may be required to clarify the nature of particular transactions.



                                       10

VII.     RETENTION OF RECORDS

         McDonnell shall maintain the records listed below for a period of five years at McDonnell's principal place of business in an easily accessible place:

         A.       a list of all Covered Persons during the period;

         B. receipts signed by all Covered Persons acknowledging receipt of copies of the Code and acknowledging that they are subject to it;

         C. a copy of each code of ethics that has been in effect at any time during the period;

         D. Holdings and transactions reports made pursuant to the Code, including any brokerage confirmation and account statements made in lieu of these reports;

         E. A record of any violation of the Code and any action taken as a result of such violation for five years from the end of the fiscal year in which the violation occurred; and

         F. A record of any decision and supporting reasons for approving the acquisition of securities by Covered Persons in limited offerings.



Adopted effective          November 28, 2006

APPENDIX A -   EXAMPLES OF BENEFICIAL OWNERSHIP

         For purposes of the Code, you will be deemed to have a beneficial interest in a security if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the security. Examples of beneficial ownership under this definition include:

o securities you own, no matter how they are registered, and including securities held for you by others (for example, by a custodian or broker, or by a relative, executor or administrator) or that you have pledged to another (as security for a loan, for example);

o securities held by a trust of which you are a beneficiary (except that, if your interest is a remainder interest and you do not have or participate in investment control of trust assets, you will not be deemed to have a beneficial interest in securities held by the trust);

o securities held by you as trustee or co-trustee, where either you or any member of your immediate family (i.e., spouse, children or descendants, stepchildren, parents and their ancestors, and stepparents, in each case treating a legal adoption as blood relationship) has a beneficial interest (using these rules) in the trust.

o securities held by a trust of which you are the settlor, if you have the power to revoke the trust without obtaining the consent of all the beneficiaries and have or participate in investment control;

o securities held by any partnership in which you are a general partner, to the extent of your interest in partnership capital or profits;

o securities held by a personal holding company controlled by you alone or jointly with others;

o securities held by (i) your spouse, unless legally separated, or you and your spouse jointly, or (ii) your minor children or any immediate family member of you or your spouse (including an adult relative), directly or through a trust, who is sharing your home, even if the securities were not received from you and the income from the securities is not actually used for the maintenance of your household; or

o securities you have the right to acquire (for example, through the exercise of a derivative security), even if the right is not presently exercisable, or securities as to which, through any other type of arrangement, you obtain benefits substantially equivalent to those of ownership.

You will NOT be deemed to have beneficial ownership of securities in the following situations:

o securities held by a limited partnership in which you do not have a controlling interest and do not have or share investment control over the partnership's portfolio; and

o securities held by a foundation of which you are a trustee and donor, provided that the beneficiaries are exclusively charitable and you have no right to revoke the gift.

       These examples are not exclusive. There are other circumstances in which you may be deemed to have a beneficial interest in a security. Any questions about whether you have a beneficial interest should be directed to the Legal/Compliance Department.

                                  ATTACHMENT A

                   ACKNOWLEDGMENT OF RECEIPT OF CODE OF ETHICS

         CODE OF ETHICS. McDonnell Investment Management, LLC ("McDonnell") has adopted a written Code of Ethics (the "Code") to avoid potential conflicts of interest by McDonnell personnel. A copy of the Code is attached to this letter. As a condition of your continued employment with McDonnell, you are required to read, understand and abide by the Code.

         POLICY AND PROCEDURES TO PREVENT THE MISUSE OF INSIDE INFORMATION. McDonnell also has adopted a written policy and procedures to prevent the misuse of Inside Information (the "Policy"), a copy of which is also attached. Acknowledgment of compliance with the Policy is an additional condition of continued employment with McDonnell.

         COMPLIANCE PROGRAM. The Code and Policy require that all personnel furnish to McDonnell the names and addresses of any firm with which you have any investment account. You are also required to furnish to McDonnell copies of your monthly or quarterly account statements, or other documents, showing all purchases or sales of securities in any such account, or which are effected by you or for your benefit, or the benefit of any member of your household. Additionally, you are required to furnish a report of your personal securities holdings within 10 days of commencement of your employment with McDonnell and annually thereafter. These requirements apply to any investment account, such as an account at a brokerage firm, trust account at a bank, custodial account or similar types of accounts.

         Any questions concerning the Code or the Policy should be directed to the Legal/Compliance Department.

--------------------------------------------------------------------------------

         I affirm that I have read and understand the Code of Ethics ("Code") and the Policy and Procedures to Prevent the Misuse of Inside Information ("Policy"). I agree to the terms and conditions set forth in the Code and the Policy.


________________________________                              ________________
            Signature                                               Date

                                  ATTACHMENT B

QUARTERLY AFFIRMATION OF COMPLIANCE

I affirm that:

         1. During the past quarter to the best of my knowledge, I have complied with the Code of Ethics ("Code") and the Policy and Procedures to Prevent the Misuse of Inside Information ("Policy").

         2. I have provided to McDonnell the names and addresses of each investment account that I have with any firm, including, but not limited to, broker-dealers, banks and others.

         3. I have provided to McDonnell copies of account statements showing each and every transaction in any security in which I have a beneficial interest, as defined in the Code during the most recently-ended calendar quarter.

                  or

                  During the most recent calendar quarter there were no transactions in any security in which I had a beneficial interest required to be reported pursuant to the Code.





________________________________                             _________________
            Signature                                              Date

                                  ATTACHMENT C


TO:

FROM:    COMPLIANCE OFFICER

DATE:

RE:      ANNUAL COMPLIANCE CERTIFICATE

--------------------------------------------------------------------------------

Please print out the following pages and complete and return them to Elaine Eckert in the Legal/Compliance Department by JANUARY 30, 2007.


          *** SEC RULES REQUIRE THAT EVERY EMPLOYEE MUST HAVE AN ANNUAL COMPLIANCE CERTIFICATE AND SECURITIES AND HOLDINGS REPORT ON FILE ***


Also, please make sure that the certificate and the securities and holdings report are signed and dated. Even if you do not own any brokerage accounts or have any holdings, it is still necessary to return the signed form.

Please do not hesitate to call me at x8646 with any questions.

Thank you.

Paul Carter

ANNUAL COMPLIANCE CERTIFICATE

PERIOD JANUARY 1, 2006 TO DECEMBER 31, 2006

CODE OF ETHICS

This is to certify that during the course of my employment with McDonnell Investment Management LLC for the period stated above, I have complied with the policies and procedures as set forth in the Code of Ethics ("Code") and have reported all personal securities transactions covered by the Code.

I confirm that ITEM 1 of the attached PERSONAL SECURITIES ACCOUNTS AND HOLDINGS REPORT represents a complete and accurate record of all securities accounts over which I have, or had, a "beneficial" interest (as defined in the Code) that were open at any point during the time period covered.

Further, I confirm that ITEM 2 of the attached PERSONAL SECURITIES ACCOUNTS AND HOLDINGS REPORT represents a complete and accurate record of all securities covered by the Code in which I had a "beneficial" interest at DECEMBER 31, 2006.

POLICY AND PROCEDURES TO PREVENT THE MISUSE OF INSIDE INFORMATION

This is to certify that during the course of my employment with McDonnell Investment Management LLC for the period stated above, I have complied with the Policy and Procedures to Prevent the Misuse of Inside Information ("Policy") and will continue to do so. I agree to promptly report any violation or possible violation of these policies and procedures to the Chief Compliance Officer.


______________________________              _____________________
Name                                                 Date

______________________________
Signature

                PERSONAL SECURITIES ACCOUNTS AND HOLDINGS REPORT

         In accordance with MIM's Code of Ethics (the "Code"), please provide a list of all of your securities accounts and securities holdings in which you have a beneficial interest. More detailed instructions are set forth below. You will be asked to complete this report upon entering MIM's employment and annually thereafter. IN ADDITION, DURING THE COURSE OF THE YEAR, IF YOU OPEN A NEW ACCOUNT OR OTHERWISE OBTAIN A BENEFICIAL INTEREST IN A SECURITIES ACCOUNT, THE CODE REQUIRES THAT YOU REPORT THAT NEW ACCOUNT IN WRITING TO THE CHIEF COMPLIANCE OFFICER. If you have any question as to whether a security account or holding should be reported on this Report, you should consult with the Chief Compliance Officer. IF YOU DO NOT HAVE ANY SECURITIES ACCOUNTS TO REPORT, WRITE NONE.

Item 1. List below all securities accounts in which you have a beneficial interest. See Appendix A to the Code of Ethics for examples of situations in which you will be deemed to have a beneficial interest in a security.

         Codes for Column (5): A - A COPY OF YEAR-END ACCOUNT STATEMENT IS
                                   ATTACHED

                               B - COPIES OF MY STATEMENT ARE SENT TO MCDONNELL
                                   BY MY FINANCIAL INSTITUTION EVERY PERIOD

                               C - SECURITY HOLDINGS ARE LISTED INDIVIDUALLY IN
                                   ITEM II OF THIS REPORT

------------------------------------------------------------------------------------------------------------------------------------
                  (1)                     (2)                                  (3)                        (4)               (5)

                                                                                                   Was account still     Is account
    NAME OF BROKERAGE FIRM           ACCOUNT NAME                         ACCOUNT NUMBER          active at 12/31/06?    statement
                                                                                                                         attached?
                               (e.g., John and Joan Doe)                                               YES OR NO
                                                                                                                           CIRCLE
                                                                                                  (If "no", give date        ONE
                                                                                                    account closed)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                             C-80

------------------------------------------------------------------------------------------------------------------------------------
                  (1)                     (2)                                  (3)                        (4)               (5)

                                                                                                   Was account still     Is account
    NAME OF BROKERAGE FIRM           ACCOUNT NAME                         ACCOUNT NUMBER          active at 12/31/06?    statement
                                                                                                                         attached?
                               (e.g., John and Joan Doe)                                               YES OR NO
                                                                                                                           CIRCLE
                                                                                                  (If "no", give date        ONE
                                                                                                    account closed)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           A B C
------------------------------------------------------------------------------------------------------------------------------------

                                      C-81

         Item 2. Please provide a list of all securities in which you have a beneficial interest. See Appendix A to the Code for examples of situations in which you will be deemed to have a beneficial interest in a security. You need not include securities that you obtained in Exempt Transactions as defined in the Code. IF YOU DO NOT HAVE ANY SECURITIES HOLDINGS TO REPORT, WRITE NONE. INSTEAD OF FILLING OUT THIS FORM, YOU MAY ATTACH COPIES OF THE MOST RECENT STATEMENTS OF EACH OF THE ACCOUNTS LISTED ABOVE.

======================================== ================= ================ ======================================
                                                              Number of
                                                              Shares or                Brokerage Firm
                                              Type of        Principal(3)          (or other institution)
           NAME OF SECURITY                  Security(2)        Amount                  where Held
---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

---------------------------------------- ----------------- ---------------- --------------------------------------

======================================== ================= ================ ======================================

            NOTE: CONTINUE LISTING AS NECESSARY ON ADDITIONAL SHEETS

         I CERTIFY THAT THE STATEMENTS MADE BY ME ON THIS FORM ARE TRUE, COMPLETE, AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF AND ARE MADE IN GOOD FAITH.


---------------------------------   --------------------------------------------
              Date                                   Signature


-------------------------
(2) Insert the following symbol as pertinent to indicate the type of security held: C-common stock, P-preferred stock, O-option, W-warrant, D-debt security, and X-other.
(3)      For Debt Securities.

                                  ATTACHMENT D
               PERSONAL SECURITIES TRANSACTIONS AUTHORIZATION FORM
                      MCDONNELL INVESTMENT MANAGEMENT, LLC


Print Name:
            --------------------------------------------

Social Security #:
                  --------------------------------------

Brokerage Firm:
               -----------------------------------------



I hereby request permission to effect a transaction in the security as indicated below for my own account or other account in which I have a beneficial interest or legal tide. I affirm that this transaction is not based on any material, non-public information and I am not aware of any facts suggesting that this transaction represents potential conflict of interest.

THE APPROVAL WILL BE EFFECTIVE ONLY FOR A TRANSACTION COMPLETED BETWEEN THE HOURS OF 9:30 A.M. AND 4:00 P.M. (NEW YORK TIME) ON THE DAY OF APPROVAL. ANY TRANSACTION, OR PORTION THEREOF, NOT SO COMPLETED WILL REQUIRE A NEW APPROVAL.

I am familiar with and agree to abide by the requirements set forth in the McDonnell Investment Management, LLC Code of Ethics and particularly the following:

ALL EMPLOYEES:

1. I represent that this security is not involved in an Initial or Secondary Public Offering nor is it being purchased as part of a private placement.
2.   I represent that this is not a limit order that extends beyond one day.
3. In the case of a sale, I represent that if I have owned this security for less than sixty (60) days, I am selling at either a loss or no gain. I agree that any profits realized on trades executed with the 60-day holding period will be disgorged to charity.
4. I represent that I am not aware of any pending purchase or sale by a McDonnell Investment Management, LLC client in this security.

PORTFOLIO MANAGERS (IN ADDITION TO #1-4 ABOVE):

5. I represent that I have not purchased or sold this security within the last seven (7) calendar nor do I have plans to purchase or sell this security within the next seven (7) calendar days in any client accounts under my primary responsibility.

-------------------------  ------------------  -----------------  --------------
Name of Security           Symbol/CUSIP        Buy/Sell           Date Acquired*

* If shares being sold were purchased on more than one date, each acquisition date must be listed for purposes of determining holding period (use the back of form if necessary).

---------------------------------------  ------------------  -------------------
Signature                                Date                Extension/Phone


================================================================================


Permission:  ____ Granted

                   ---------------  -----------  -------------------------------
                        Date           Time      Signature of Compliance Officer

             ____ Denied

                                                             Fax: (630) 368-3977
                                      C-83

                                 BlackRock, Inc.
                       Code of Business Conduct and Ethics

Introduction

                  BlackRock, Inc. and its subsidiaries (collectively, "BlackRock" or the "Company") have maintained a reputation for conducting their business activities in the highest ethical and professional manner. Indeed, BlackRock's reputation for integrity is one of its most important assets and has been instrumental in its business success. Each BlackRock employee - whatever his or her position - is responsible for continuing to uphold these high ethical and professional standards.
                  This Code of Business Conduct and Ethics covers a wide range of business activities, practices and procedures. It does not cover every issue that may arise in the course of BlackRock's many business activities, but its sets out basic principles designed to guide employees, officers and directors of BlackRock. All of our employees, officers and directors must conduct themselves in accordance with this Code, and seek to avoid even the appearance of improper Behavior.
                  Any employee who violates the requirements of this Code will be subject to Disciplinary action. If you are in a situation which you believe may violate or lead to a violation of Code, you should follow the guidelines described in Section 14 of this Code.

1.       COMPLIANCE WITH LAWS AND REGULATIONS
                  BlackRock's business activities are subject to extensive governmental regulation and oversight. In particular, as an investment adviser and sponsor of investment companies and other investment products, BlackRock is subject to regulation under numerous U.S. federal and state laws (such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, various state securities laws, ERISA, and the Commodity Exchange Act), as well as the laws and regulations of the other jurisdictions in which we operate. In addition, BlackRock is subject to regulation and oversight, as a public company, by the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange and, as an affiliated company of the PNC Financial Services Group, Inc. ("PNC"), the Federal Reserve Board.
                  It is, of course, essential that BlackRock comply with the laws and regulations applicable to its business activities. Although you are not expected to know the details of these laws and regulations, it is important to know enough about them to determine when to seek advice from supervisors and BlackRock's Legal and Compliance Department.
                  To assist in this effort, BlackRock has provided to all employees its Compliance Manual and various policies and procedures which provide guidance for complying with these laws and regulations. In addition, the Company holds information and training sessions, including annual compliance meetins conducted by BlackRock's Legal and Compliance Department, to assist employees in achieving compliance with the laws and regulations applicable to BlackRock and its activities.
                  In addition, as a public company, BlackRock is required to file periodic reports with the SEC. It is BlackRock's policy to make full, fair, accurate, timely and understandable disclosure in compliance with applicable rules and regulations in all periodic reports required to be filed by the Company.

2.       CONFLICTS OF INTEREST
                  A potential "conflict of interest" may arise under various circumstances. A potential conflict of interest may arise when a person's private interest interferes in some way with the interests of the Company. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make if difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company. Loans to, or guarantees of obligations of, employees, directors or their family members may create conflicts of interest.
                  Potential conflicts of interest also arise when a BlackRock employee, officer or director works in some manner for a competitor, client or vendor. Thus, you are not allowed to work for a competitor as a consultant or board member, except as approved by BlackRock's General Counsel. In addition, potential conflicts of interests may arise between the interests of BlackRock on the one hand and the interests of one or more of its clients on the other hand. As an investment adviser and fiduciary, BlackRock has a duty to act solely in the best interests of its clients and to make full and fair disclosure to its clients.
                  Conflicts of interest may not always be clear-cut, so if you have a question, you should consult your supervisor, the Company's General Counsel or another member of the Legal and Compliance Department. Any employee, officer or director who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or a member of the BlackRock Legal and Compliance Department.

3.       INSIDER TRADING
                  Employees, officers and directors who have access to confidential information about BlackRock, our clients or issuers in which we invest client assets are not permitted to use or share that information for stock trading pruposes or for any other purpose except the proper conduct of our business. All non-public information about BlackRock or any of our clients or issuers should be considered confidential information. To use non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information is not only unethical but illegal.
                  In this regard, BlackRock has adopted the BlackRock Insider Trading Policy and the BlackRock Advisory Employee Investment Transaction Policy. Under the Advisory Employee Investment Transaction Policy, BlackRock employees are required to pre-clear all advisory transactions in securities (except for certain exempt securities such as mutual funds and treasury bills). If you have any questions regarding the use of confidential information or any of the above securiteis trading policies, please consult a member of BlackRock's Legal and Compliance Department.

4.       CORPORATE OPPORTUNITIES
                  Employees, officers and directors are prohibited from taking for themselves personal opportunities that are discovered through the use of corporate property, information or position without the consent of the Board of Directors or, in some cases, the General Counsel. No employee, officer or director may use corporate property, information, or position for improper personal gain, and no employee, officer or director may compete with the Company directly or indirectly. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

5.       COMPETITION, FAIR DEALING AND GRATUITIES
                  We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance, never through unethical or illegal business practices. Misappropriating proprietary information, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. We should each endeavor to respect the rights of and deal fairly with the Company's clients, vendors and competitors. No one in the course of conducting BlackRock's business should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.
                  The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with clients or vendors. No gift or entertainment should ever be offered, given, provided or accepted by any BlackRock employee, officer, or director, or members of their family unless it: (i) is not a cash gift, (ii) is consistent with customary business practices, (iii) is not excessive in value, (iv) cannot be construed as a bribe or payoff and (v) does not violate any laws or regulations, including those applicable to persons associated with public or private pension plans, and those regulated by the NASD such as brokers or registered representatives. Additional guidance regarding gifts and gratuities is contained in the Compliance Manual and BlackRock's Travel and Entertainment Policy and Policy Regarding Entertainment and Gifts. Please discuss with your supervisor or General Counsel any gifts or proposed gifts which you are not certain are appropriate.

6.       DISCRIMINATION AND HARASSMENT
                  The diversity of BlackRock's employees is a tremendous asset. BlackRock is firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. In particular, it is BlackRock's policy to comply with the law by affording equal opportunity to all qualified applicants and existing employees without regard to race, religion, color, national origin, sex, age (over 40), disability, status as a Vietnam-era veteran or any other basis that would be in violation of any applicable ordinance or law. All personnel actions, including but not limited to recruitment, selection, hiring, training, transfer, promotion, termination, compensation, and benefits conform to this policy. In addition, BlackRock will not tolerate harassment, bias or other inappropriate conduct on the basis of race, color, religion, national origin, sex, disability, age (over 40), status as a Vietnam-era veteran or any other basis by a manager, supervisor, employee, customer, vendor or visitor that would be in violation of any applicable ordinance or law. BlackRock's Equal Opportunity Policy and other employment policies are available on the Company's internal website.

7.       RECORD-KEEPING
                  The Company requires honest and accurate recording and reporting of information in order to conduct its business and to make responsible business decisions. In addition, since BlackRock is engaged in a variety of financial services activities and is a public company, it is subject to extensive regulations regarding maintenance and retention of books and records.
                  Generally, all of BlackRock's books, records, accounts and financials statements must be maintained in reasonable detail, must appropriately reflect the Company's transactions and must conform both to applicable legal requirements and to BlackRock's system of internal controls.

                                        3

                                      C-86

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                  Many employees regularly use business expense accounts, which must be documented and recorded accurately. If you are not sure whether a certain expense is proper, ask your supervisor or the Finance Department. BlackRock's Travel and Entertainment Policy is available on the Company's internal website.
                  Business records and communications ofter become public, and employees should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterization of people and companies that can be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to the Company's record retention policies. Finally, in the event of litigation or governmental investigations, please consult BlackRock's Legal and Compliance Department regarding any specific record-keeping requirements or obligations.

8.       CONFIDENTIALITY
                  Genrally, BlackRock employees, officers and directors must maintain the confidentiality of confidential information entrusted to them by the Company or its clients, except when disclosure is authorized by the Legal and Compliance Department or required by laws or regulations. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its clients, if disclosed. It also includes information that clients and other parties have entrusted to us. The obligation to preserve confidential information continues even after employment ends. All employees of BlackRock have signed a Confidentiality and Employment Policy which sets forth specific obligations regarding confidential information. Any questions regarding such Policy or other issues relating to confidential information, should be directed to a member of the Legal and Compliance Department.

9.       PROTECTION AND PROPER USE OF BLACKROCK ASSETS
                  You should endeavor to protect BlackRock's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. Any suspected incident of fraud or theft should be immediately reported to your supervisory or a member of the Legal and Compliance Department for investigation. Company technology, equipment or other resources should not be used for non-Company business, though incidental personal use may be permitted.
                  Your obligation to protect the Company's assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy, and it could also be illegal and result in civil and/or criminal penalties.

10.      PAYMENTS TO GOVERNAMENT PERSONNEL
                  The U.S. Foreign Corrupt Practices Act prohibits offering or giving anything of value, directly or indirectly, to officials of foreign governments, foreign political candidates or foreign political parties in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country or secure any improper advantage. Guidance regarding the Act is contained in BlackRock's Foreign Corrupt Practices Act Policy.
                  In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or empolyee of the U.S. government of a gift, favor or other gratuity in

                                        4

                                      C-87

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violation of these rules would not only violate BlackRock's policy but could also be a criminal offense. Various state and local governments, as well as foreign governments, have similar rules regarding gratuities and payments.
                  Additionally, U.S. federal, state, and local laws as well as non-U.S. laws govern contributions to political candidates and parties, as well as the employment of former governmental personnel. Guidance regarding political contributions is contained in the Compliance Manual and BlackRock's Policy Regarding Political Contributions and Gifts to Public Officials.

11.      DRUGS AND ALCOHOL
                  The Company prohibits the use, possession or distribution of illegal drugs by employees while working for BlackRock. Also, the Company prohibits any use of alcohol by employees that might affect their fitness for duty or job performance, the operations of the Company, and/or their security or safety or that of others. All newly hired employees must submit to a drug screening test on a timely basis and must pass it in order to be employed by BlackRock. A current employee may also be asked to submit to and pass drug screening and Alcohol detection tests under certain circumstances.

12.      WAIVERS OF THE CODE OF BUSINESS CONDUCT AND ETHICS
                  Any waiver of this Code for executive officers or directors may be made only by BlackRock's Board of Directors or a committee of the Board and will be promptly disclosed as required by law or stock exchange regulation.

13.      REPORTING ANY ILLEGAL OR UNETHICAL BEHAVIOR
                  You should talk to supervisors, managers or members of BlackRock's Legal Department about observed illegal or unethical behavior and when in doubt about the best course of action in a particular situation. In addition, employees of BlackRock may utilize (on an anonymous basis if desired) the Employee Complaint Hotline in the United State, 1-800-714-4128; outside the United States, except France [AT&T USA Direct Access Number](1) + 800-714-4128, and in France, 0800-90-17-03) or by completing information set out on a link on BlackRock's internal website for reporting illegal, unethical or inappropriate business practices or conduct or violations of BlackRock's compliance policies. BlackRock will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any employee in terms and conditions of employment because of a report of misconduct by others made in good faith. Employees are expected to cooperate in internal investigations of misconduct.
                  The General Counsel of BlackRock will report material violations of this Code or the policies and procedures referenced herein to the Board of Directors of BlackRock (or a committee thereof) and to the Executive Committee of BlackRock.

14.      COMPLIANCE PROCEDURES
                  We must all work to ensure prompt and consistent action against violations of this Code. However, in some situations it is difficult to know right from wrong. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are the steps to keep in mind:


----------------------
(1) AT&T U.S.A. Direct Access number can be found at www.usa.att.com/traveler/access_numbers/index.jsp or by going to BlackRock's internal website and clicking on the link to this site.

                                        5

                                      C-88

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o    Make sure you have all the facts. In order to reach the right solutions, we must be as fully Informed as possible.

o Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific question you are faced with, and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, seek guidance before acting.

o Clarify your responsibility and role. In most situations, there is share responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.

o Discuss the issue with your supervisor. This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question, and will appreciate being brought into the decision-making process. Remember that it is your supervisor's responsibility to help solve problems.

o Seek help from Company resources. In the rare case where it may not be appropriate to discuss an issue with your supervisor, or where you do not feel comfortable approaching your supervisor with your question, discuss it locally with your office manager, your Human Resources manager or a member of BlackRock's Legal and Compliance Department. If you prefer to write, address your concerns to your Human Resources manager or the General Counsel of BlackRock, as appropriate.

o You may report ethical violations in confidence and without fear of retaliation. If your situation requires that your identity be kept secret, your anonymity will be protected. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations.

o Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

15.      ACKNOWLEDGEMENT
                  Each employee of BlackRock is required to sign a written acknowledgement that he or she has received a copy of this Code, has carefully read the Code and will abide by its terms. A violation of this Code may be cause for significant sanctions including termination of employment.



Revised:  September 30, 2006



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                                      C-89

                               NUVEEN INVESTMENTS
          (INCLUDING CERTAIN SUBSIDIARIES OF NUVEEN INVESTMENTS, INC.)




                            NUVEEN DEFINED PORTFOLIOS
                             NUVEEN CLOSED-END FUNDS
                              NUVEEN OPEN-END FUNDS




                                 CODE OF ETHICS
                                       AND
                             REPORTING REQUIREMENTS




                                February 1, 2005
                      As Amended through November 16, 2006

                                TABLE OF CONTENTS

                                                                        PAGE NO.

I.       Introduction...................................................       1
II.      General Principles.............................................       2
III.     Standards of Business Conduct..................................       2

         A.       Fiduciary Standards...................................       2
         B.       Compliance with Laws and Company Policies                    2
         C.       Conflicts of Interest.................................       3
         D.       Gifts and Entertainment...............................       3
         E.       Outside Directorships and Business Activities.........       4
         F.       Protection of Confidential Information................       4
         G.       Payments to Government Officials and
                    Political Contributions.............................       5

IV. Insider Trading.....................................................       5

         A.       Insider Trading.......................................       5
         B.       Insider Status........................................       5
         C.       Material Nonpublic Information........................       6
         D.       Identifying Inside Information........................       6
         E.       Reporting Suspected Insider Information...............       6

V. Personal Securities Transactions.....................................       7

         A.       Trading Restrictions for All Employees/Access Persons        7

                  1.       Stock of Nuveen Investments, Inc.............       7
                  2.       Initial Public Offerings.....................       7
                  3.       Limited Offerings............................       8
                  4.       Other Securities.............................       8
                  5.       Securities Being Purchased or Sold
                              In Client Accounts........................       8

         B.       Additional Trading Restrictions for Access Persons           8

                  1.       Securities Eligible for Purchase or Sale
                                  by Client ............................       8
                  2.       Securities Traded Within Seven Days Before
                                  a Client Transaction..................       8

                                                                        PAGE NO.


         C. Other Trading Restrictions..................................       9

                  1.       Transactions in Certain Closed-End Funds
                              and Certain Pooled Vehicles...............       9
                  2.       Non-Interested Directors of the Nuveen Funds.       9
                  3.       Frequent Trading in Shares of Certain
                              Open-End Funds ...........................      10
                  4.       Excessive or Abusive Trading.................      10

         D. PTA System and Employee/Acess Person Trade Monitoring
                  1.       PTA..........................................      10
                  2.       Employee/Access Person Accounts......              11
                  3.       Accounts That May be Maintained at Non-
                              PTA Compatible Broker-Dealers.............      11

         E. Reporting Requirements......................................      12

                  1.       General Reporting Requirements...............      12
                  2.       Initial Holdings Report......................      12
                  3.       Annual Holdings Report.......................      12
                  4.       Quarterly Transaction Reports................      12
                  5.       Transaction Reports of Non-Interested
                              Nuveen Fund Directors.....................      13
                  6.       Reporting Holdings and Transactions in
                              Certain Open-End Funds....................      13
                  7.       Brokerage Statements.........................      13
                  8.       Form of Holdings and Transaction Reports           13

         F. Exceptions to Reporting Requirements........................      14

         G. Procedures..................................................      14

                  1.       Notification of Status as Investment Person..      14
                  2.       Maintenance of Access Person Master List.....      14
                  3.       Procedure for Requesting Prior Written
                              Approval..................................      14
                  4.       Monitoring of Personal Securities
                              Transactions..............................      15
                  5.       Pre-Clearance Through PTA....................      15
VI.      Administration and Enforcement.................................      15

         A.       Approval of Code......................................      15
         B.       Reporting to the Nuveen Fund Boards...................      15
         C.       Duty to Report Violations.............................      16
         D.       Sanctions for Violation of the Code...................      16
         E.       Form ADV Disclosure...................................      17

         F.       Interpretation of Code and the Granting of Waivers....      17
VII.     Recordkeeping..................................................      17

VIII.    Definitions....................................................      18

Schedule I:       Nuveen Subsidiaries Adopting this Code................      22
Schedule II:      Designated Compliance or Legal Officers...............      23
Schedule III:     Open-End Funds Advised or Subadvised by a
                    Nuveen Subsidiary...................................      24
Schedule IV:      PTA Compatible Broker-Dealers.........................      26

                                 I. INTRODUCTION

This Code of Ethics ("Code") is adopted by the subsidiaries of Nuveen Investments, Inc. ("Nuveen") identified on Schedule I hereto, as may be amended from time to time (each a "Nuveen Subsidiary" and, together with Nuveen's other subsidiaries, "Nuveen Investments") in recognition of their fiduciary obligations to clients and in accordance with Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the Investment Company Act of 1940. Among other things, these rules require a registered investment adviser to establish, maintain and enforce a written code of ethics that includes:

         o Standards of business conduct designed to reflect the adviser's fiduciary obligations as well as those of its employees (including persons who provide investment advice on behalf of the adviser and who are subject to the adviser's supervision and control);

         o Provisions requiring employees/access persons to comply with applicable federal securities laws;

         o Provisions designed to detect and prevent improper personal trading;

         o Provisions requiring access persons to make periodic reports of their personal securities transactions and holdings and requiring the adviser to review such reports;

         o Provisions requiring employees/access persons to report any violations under the code of ethics promptly to the chief compliance officer or other designated persons; and

         o Provisions requiring the adviser to provide to each of its employees/access persons a copy of the code of ethics and any amendments and requiring employees/access persons to provide a written acknowledgment of receipt.

Additionally, this Code is adopted by the Nuveen Defined Portfolios and, with respect to the provisions addressing non-interested directors (as defined in Section VIII below), by the Nuveen Open-End Funds and Closed End-Funds, pursuant to Rule 17j-1.

This Code designates all Nuveen Investments' employees "access persons" (as defined in Section VIII below).

Each Nuveen Subsidiary, through its compliance officers, legal officers and/or other personnel designated on Schedule II hereto ("Designated Compliance or Legal Officers") shall be responsible for the day-to-day administration of this Code with respect to those employees/access persons under the direct supervision and control of such Nuveen Subsidiary.

                             II. GENERAL PRINCIPLES

This Code is designed to promote the following general principles:

         o Nuveen Investments and its employees/access persons have a duty at all times to place the interests of clients first;

         o Employees/access persons must conduct their personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of their positions of trust and responsibility;

         o Employees/access persons may not use knowledge about pending or currently considered securities transactions for clients to profit personally;

         o Information concerning the identity of security holdings and financial circumstances of clients is confidential; and

         o Independence in the investment decision-making process is paramount.


                       III. STANDARDS OF BUSINESS CONDUCT

A.  FIDUCIARY STANDARDS

Nuveen Investments strives at all times to conduct its investment advisory business in strict accordance with its fiduciary obligations. It is Nuveen Investments' policy to protect the interest of each of its clients and to place the client's interest first and foremost. Nuveen Investments' fiduciary responsibilities include the duty of care, loyalty, honesty, and good faith. It is therefore imperative that employees/access persons provide full and fair disclosure of all relevant facts concerning any potential or actual conflict of interest, make investment decisions and recommendations that are suitable for clients, and seek best execution for client transactions in accordance with each Nuveen Subsidiary's best execution policies and procedures.

B.  COMPLIANCE WITH LAWS AND COMPANY POLICIES

Nuveen Investments operates in a highly regulated business environment, and has adopted many policies and procedures applicable to the conduct of its employees/access persons, including the Nuveen Investments, Inc. Code of Business Conduct and Ethics. Employees/access persons must respect and comply with all laws, rules and regulations which are applicable to Nuveen Investments in the conduct of its business. Without limiting the foregoing, it is especially important that employees/access persons comply with applicable federal securities laws, which prohibit, among other things, the following:

         o        Employing any device, scheme or artifice to defraud a client;

         o Making any untrue statement of a material fact to a client or omitting to state a material fact necessary in order to make statements made to a client, in light of the circumstances under which they are made, not misleading;

         o Engaging in any act, practice or course of business that operates or would operate as a fraud or deceit upon a client;

         o Engaging in any manipulative practice with respect to a client; and

         o Engaging in any manipulative practice with respect to securities, including price manipulation.

C.  CONFLICTS OF INTEREST

Compliance with Nuveen Investments' fiduciary obligations can be achieved by avoiding conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to a client.

Conflicts of interest may arise, for example, when an employee or access person favors the interests of one client over another (e.g., a larger account over a smaller account, an account compensated by performance fees over an account not so compensated, or an account of a close friend or relative) without a legitimate reason for doing so. Employees and access persons are prohibited from engaging in inappropriate favoritism among clients that would constitute a breach of fiduciary duty.

Conflicts may arise when an employee or access person has a material interest in or relationship with the issuer of a security that he or she is recommending or purchasing for a client. Conflicts may also arise when an employee or access person uses knowledge about pending or currently considered securities transactions for clients to profit personally. Restrictions on personal securities transactions are addressed in detail in Section V below.

Conflicts of interest may not always be clear-cut. Any employee or access person of a Nuveen Subsidiary who becomes aware of a conflict of interest or potential conflict involving a client account should bring it to the attention to one of the Subsidiary's Designated Compliance or Legal Officers.

D.  GIFTS AND ENTERTAINMENT

Employees/access persons are restricted from accepting gifts from any person or entity that does business with or on behalf of Nuveen Investments or any client account. For this purpose, "gift" has the same meaning as in Rule 2830 of the National Association of Securities Dealers Conduct Rules. Gifts received by an employee from any one person or entity may not have an aggregate market value of more than $100 per year. Employees/access persons may not accept gifts in an amount that exceeds $100 per year from any person or entity that does business with or proposes to do business with Nuveen Investments. Employees/access persons are also subject to the restrictions in Rule 2830 with respect to accepting and providing non-cash compensation in the way of entertainment, including meals, golfing and tickets to cultural and sporting events. Employees/access persons are similarly restricted from giving gifts others. Employees/access persons may not give gifts in an amount that exceeds $100 per year to any person or entity that does business with or proposes to do business with Nuveen Investments. For more information, refer to Nuveen Investments' Cash and Non-Cash Compensation Procedures.

E.  OUTSIDE DIRECTORSHIPS AND BUSINESS ACTIVITIES

Employees/access persons may not serve on the board of directors of any publicly traded company or engage in outside business activities without prior written approval from the General Counsel of Nuveen Investments or his or her designee(1). Employees/access persons must also obtain prior written approval before serving as a member of the financie or investment committee of any not-for-profit organization or performing other investment-related services for such organization. Employees/access persons are required to report all outside business activities on a periodic basis. If it appears that any such activity conflicts with, or may reasonable be anticipated to conflict with, the interests of Nuveen Investments or its clients, the employee or access person may be required to discontinue the activity.

F.  PROTECTION OF CONFIDENTIAL INFORMATION

Each employee/access person of a Nuveen Subsidiary must preserve the confidentiality of non-public information learned in the course of his or her employment, including nonpublic information about Nuveen Investments' securities recommendations and client securities holdings and transactions. Employees/access persons may not misuse such information or disclose such information, whether within or outside Nuveen Investments, except to authorized persons who need to know the information for business purposes. Employees/access persons must comply with all laws, rules and regulations concerning the protection of client information including, without limitation, Regulation S-P. Please refer to Nuveen's Consumer Information Security Policy for more information.

-------------------------
(1) Employees/access persons who receive authorization to serve as board members of publicly traded companies must be isolated through information barriers from those persons making investment decisions concerning securities issued by the entities involved.

G.  PAYMENTS TO GOVERNMENT OFFICIALS AND POLITICAL CONTRIBUTIONS

No payment can be made directly or indirectly to any employee, official or representative of any governmental agency or any party or candidate for the purposes of influencing any act or decision on behalf of Nuveen Investments. Employees/access persons are free to participate as individuals in political activities, but are prohibited from engaging in such activities as a representative of Nuveen Investments and from using the name or credibility of Nuveen Investments in connection with political activities. Nuveen Investments will not reimburse any employee or access person for any political contributions or similar expenses.

                               IV. INSIDER TRADING

Nuveen Investments has adopted Policies and Procedures Designed to Detect and Prevent Insider Trading and to Preserve Confidential Information. These policies and procedures prohibit employees/access persons from trading, either personally or on behalf of others, on the basis of material nonpublic information in violation of the law. This conduct is frequently referred to as "insider trading." Nuveen Investments' policies and procedures to prevent insider trading apply to every employee/access person and extend to activities within and outside such individual's duties at Nuveen Investments.

A.  INSIDER TRADING

The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an "insider") or to communications of material nonpublic information to others. While the law concerning insider trading is not static, it is generally understood that the law prohibits:

         o Trading by an insider while in possession of material nonpublic information;

         o Trading by a non-insider while in possession of material nonpublic information where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated; and

         o        Communicating material nonpublic information to others.

B.  INSIDER STATUS

The concept of an "insider" is broad. It includes officers and employees of a company or other entity such as a municipality. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, investment advisers and the employees of such organizations.

C.  MATERIAL NONPUBLIC INFORMATION

Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments. Information is nonpublic until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the Securities and Exchange Commission, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

D. IDENTIFYING INSIDE INFORMATION.

Before trading for yourself or others in the securities of a company about which you may have potential inside information, ask yourself the following questions:

         o Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

         o Is the information nonpublic? To whom has this information been provided? Has the information been effectively communicated to the marketplace?

E. REPORTING SUSPECTED INSIDE INFORMATION.

If, after consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps:

         o Report the matter immediately to a Designated Compliance or Legal Officer;

         o Do not purchase or sell the securities on behalf of yourself or others; and

         o Do not communicate the information inside or outside of Nuveen Investments, other than to a Designated Compliance or Legal Officer.

After a Designated Compliance or Legal Officer has reviewed the issue, you will be instructed to continue the prohibitions against trading and communication, or you will be allowed to trade and communicate the information.

Questions regarding Nuveen Investments' policies and procedures to prevent insider trading should be referred to a Designated Compliance or Legal Officer.


                       V. PERSONAL SECURITIES TRANSACTIONS

Set forth below are the restrictions on personal trading applicable to employees/access persons, including "investment persons" (as defined in Section VIII below), of each Nuveen Subsidiary. A Nuveen Subsidiary may implement more restrictive requirements for employees under its direct supervision and control by adopting supplemental procedures under this Section V. Also included are certain restrictions that apply to the non-interested directors of the Nuveen Funds.

A.  TRADING RESTRICTIONS FOR ALL EMPLOYEES/ACCESS PERSONS

         1. Stock of Nuveen Investments, Inc. No employee/access person of any Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has "beneficial ownership" (as defined in Section VIII below), any security issued by Nuveen Investments, Inc. ("JNC") without prior written approval as specified in subsection G below.(2) This requirement does apply to transactions in JNC securities in accounts over which an employee/ access person has granted full discretionary authority.

         2. Initial Public Offerings. No employee/access person of any Nuveen Subsidiary may purchase, directly or indirectly for any account in which he or she has beneficial ownership, any security in an "initial public offering" (as defined in Section VIII below).


---------------------------
(2) The pre-clearance requirement applies to an initial allocation to the Nuveen Stock Pooled Account in the 401(k)/Profit Sharing Plan, any subsequent changes to that allocation, and any transfers into or out of the Nuveen Stock Pooled Account. It does not apply to transactions that occur automatically once an allocation has been made and approved.

         3. Limited Offerings. No employee/access person of any Nuveen Subsidiary may purchase, directly or indirectly for any account in which he or she has beneficial ownership, or outside such an account, any security in a "limited offering" (as defined in Section VIII below) without prior written approval as specified in subsection G below.(3)

         4. Outside Securities. No employee/access person of a Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any security without first pre-clearing such transaction through PTA (as defined in Section VIII below) as specified in subsection G below.

         5. Securities Being Purchased or Sold in Client Accounts. No employee/access person of any Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any security that to his or her actual knowledge is being purchased or sold, or is actively being considered for purchase or sale, by a client of Nuveen Investments. This restriction, however, does not apply when the purchase or sale by the client account is a "maintenance tarde" or an "unsupervised trade" (as defined in Section VIII below).

B.  ADDITIONAL TRADING RESTRICTIONS FOR INVESTMENT PERSONS

         1. Securities Eligible for Purchase or Sale by Client Accounts. Except with prior written approval, no investment person of a Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any security eligible for purchase or sale by a client account for which such investment person has responsibility.(4)

         2. Securities Traded Within Seven Days Before or After a Client Transaction. In the event that a client account purchases or sells a security within 7 days preceding or following the purchase, or purchases or sells a security within 7 days preceding or following the sale, of the same security by an investment person who has responsibility for the client account, the investment person may be required to dispose of the security and/or disgorge any profits associated with his or her transaction. Such disposal and/or disgorgement may be required notwithstanding any prior written approval granted pursuant to paragraph C.1 above, unless the purchase or sale by the client account is a maintenance trade or unsupervised trade.


-------------------------
(3) A decision to grant approval will take into account, among other factors, whether the investment opportunity would be consistent with the strategies and objectives of a client account and whether the opportunity is being offered to the access person by virtue of his or her position with Nuveen Investments.

(4) Written approval may be withheld unless it is determined that the transactions is unlikely to present an opportunity for abuse and there has been no trade (other than a maintenance trade or unsupervised trade) in the same security during the 7 preceding days by a client account for which the investment person has some responsibility.

C.  OTHER TRADING RESTRICTIONS

         1. Transactions in Common Shares Certain Closed-End Funds and Similar Pooled Vehicles. No employee of a Nuveen Subsidiary either (a) working in the Chicago office or (b) working in Nuveen's Closed-End Funds and Structured Products Group (or any successor group) may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any common shares of a Nuveen Closed-End Fund (as defined in Section VIII below) or other closed-end fund advised or sub-advised by a Nuveen Subsidiary without prior written approval as specified in Subsection G below. (This pre-clearance requirement will also apply to common shares of any other exchange-listed investment product sponsored by Nuveen that is not a closed-end fund, such as the Nuveen Commodities Income and Growth Fund, and such product will be regarded as a Closed-End Fund for purposes of this Section V.C. and all related sections. In addition, no employee, officer or director of any Nuveen Subsidiary who is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 by reason of his or her position with a Nuveen Closed-End Fund or other closed-end fund advised or sub-advised by a Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any common shares of such fund without prior written approval as specified in Subsection G below. These restrictions do apply to any such transactions in accounts over which an employee/access person has granted full discretionary authority.

         2. Non-Interested Directors of the Nuveen Funds. A non-interested director of a Nuveen Fund is deemed an "access person" of the Fund under Rule 17j-1. Accordingly, in connection with his or her purchase or sale of a security held or to be acquired by the Fund, such non-interested director may not: engage in any act or practice that operates as a fraud or deceit upon the Fund; make any material misstatement or omission to the Fund; or engage in any manipulative practice with respect to the Fund. Under this Code, a non-interested director of a Nuveen Fund:

         o May not purchase or sell common shares of a Nuveen Closed-End Fund without prior written approval;

         o        May not purchase any security issued by JNC;

         o May purchase or sell other securities which are eligible for purchase or sale by a Nuveen Fund, including securities in an initial public offering or limited offering, without prior written approval unless such non-interested director has actual knowledge that the securities are being purchased or sold, or are actively being considered for purchase or sale, by the Nuveen Fund.

         3. Frequent Trading in Shares of Certain Open-End Funds.
Employees/access persons of each Nuveen Subsidiary must adhere to the restrictions on frequent trading set forth in the registration statement of any Nuveen Open-End Fund (as defined in Section VIII below) and any other open-end fund advised or sub-advised by a Nuveen Subsidiary.

         4. Excessive or Abusive Trading. Excessive personal trading (as measured in terms of frequency, complexity of trading programs, numbers of trades or other measures) and other personal trading patterns that involve opportunities for abuse are inconsistent with the fiduciary principles and this Code. Accordingly, if the trading by an employee or access person in any account, including but not limited to a 401(k) plan, appears to be excessive or otherwise abusive, the Designated Compliance or Legal Officers of the applicable Nuveen Subsidiary may place additional restrictions on such trading.

D.  PTA SYSTEM AND EMPLOYEE/ACCESS PERSON TRADE MONITORING

         1. PTA. PTA is Nuveen's pre-clearance monitoring system for employee/access person transactions. All personal transactions for such individuals must be pre-cleared through PTA. This means that all transactions must be input into PTA for approval before any such transactions are executed. All of the information required by PTA must be supplied in connection with the transaction. Employees/access persons will receive training for PTA. Transactions effected pursuant to an "automatic investment plan" (as defined in Section VIII below) must only be submitted for pre-clearance one time, prior to the first transaction under the automatic investment plan. The following trades are not required to be submitted to PTA for pre-clearance:

             a. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuesrs, and sales of such rights so acquired.

             b. Acquisitions of securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, and other similar corporate reorganizations or distributions generally applicable to all holders of the same class of securitis; and

             c. Transactions that are non-volitional on the part of the access person, including transactions in managed accounts in which the employee/access person has no investment discretion and the call by a third party of an option on securities owned by the access person.

         2. EMPLOYEE/ACCESS PERSONS ACCOUNTS. Employees/access persons must maintain all brokerage accounts at a PTA compatible broker-dealer. This includes all brokerage accounts for the employee/access person's family members living in their home, the brokerage accounts of any domestic partner and any other brokerage account over which the employee/access person has discretionary authority. The PTA compatible broker-delaers are listed on Schedule IV and may be updated from time to time by the Compliance Department. Certain accounts itemized in section D.3 below are excluded from this requirement. Accounts that enable the employee/access person to engage in any transaction not specifically listed in Section D.3 below cannot be excluded and must be maintained at a PTA compatible broker-dealer.

         3. ACCOUNTS THAT MAY BE MAINTAINED AT NON-PTA COMPATIBLE
BROKER-DEALERS. Employee/access persons may maintain accounts at broker-dealers that are not listed on Schedule IV when the account in questions only allows for transactions in any or all of the following categories:

             a. Transactins in securities over which a person has no direct or indirect influence or control;(5)

             b. Transactions in securities issued by the U.S. Government, banker's acceptances, bank certificates of deposit, commercial paper, and high-quality short-term debt instruments, including repurchase agreements;

             c. Transactins in shares of registered open-end investment companies, including open-end exchange-traded funds knows as "ETFs" (other than the restrictions on frequent trading in shares of Nuveen Open-End Funds and other open-end funds advised or sub-advised by a Nuveen Subsidiary);

             d. Transactions in ETFs that are comparable to oepn-end ETFs but are formed as unit investment trusts; and

             e. Transactions in shares of unit investment trusts that are invested exclusively in one or more registered open-end investment companies.

A Designated Compliance or Legal Officers may grant other exceptions on a limited case-by-case basis. The person seeking such exemption must make a request to the Designated Compliance or Legal Officers and must receive prior written approval in writing before the exemption becomes effective. (See Section G below for approval process.)


-----------------------
(5)This would include securities tranactions in accounts over which a person has granted full discretionary authority to another party that does not have beneficial ownership in the securities, such as a separately managed account for which a third party has full and exclusive discretion, provided that the Designated Compliance or Legal Officers receive written notice of such grant of authority. Note that such grant of discretionary authority must be restricted as to JNC securities. Employees/access persons may not grant discretion to another party for purchases or sales of JNC securities which always require prior approval by legal as specified in Subsection G below.

E.  REPORTING REQUIREMENTS

         1. General Reporting Requirements. Nuveen Investments will deliver a copy of this Code, and amendments to this Code, to each employee/access person of a Nuveen Subsidiary. Shortly after receipt of a copy of this Code or any amendment, the recipient shall be required to acknowledge that he or she:

         o        Has received a copy of the Code;

         o        Has read and understands the Code;

         o        Agrees that he or she is legally bound by the Code; and

         o        Will comply with all requirements of the Code.


         2. Initial Holdings Report. Each access person of a Nuveen Subsidiary must submit through PTA a report of all holdings in securities within 10 days of becoming an access person. The report must include the following information current as of a date not more than 45 days prior to the date of becoming an access person:

         o Title, type, exchange ticker symbol or CUSIP number, number of shares and principal amount of each security;

         o Name of any broker, dealer or bank with which the access person maintains an account; and

         o        Date on which the report is submitted.

         3. Annual Holdings Report. Access persons must submit through PTA a report of all security holdings within 45 days after the end of each calendar year. The report must include the following information current as of the last day of the calendar year:

         o Title, type, exchange ticker symbol or CUSIP number, number of shares and principal amount of each security;

         o Name of any broker, dealer or bank with which the access person maintains an account; and

         o        Date on which the report is submitted.

         4. Quarterly Transaction Reports. Access persons must submit through PTA transaction reports no later than 30 days after the end of each calendar quarter covering all transactions in securities during the quarter. The report must include:

         o Date of transaction, title, exchange ticker symbol or CUSIP number, interest rate and maturity date (if applicable), number of shares and principal amount of each security involved;

         o Nature of the transaction (e.g., purchase, sale or any other acquisition or disposition);

         o        Price at which the transaction was effected;

         o Name of broker, dealer, or bank through which the transaction was effected;

         o Name of broker, dealer or bank with whom any new account was established and the date such account was established; and

         o        Date on which the report is submitted.

         5. Transaction Reports of Non-Interested Nuveen Fund Directors. Non-interested directors of a Nuveen Fund must report a personal securities transaction only if such director, at the time of that transaction, knew that during the 15-day period immediately preceding or subsequent to the date of the transaction by the director, such security was purchased or sold by the Fund or was being considered for purchase or sale by the Fund. Non-interested directors must report securities transactions meeting these requirements within 30 days after the end of each calendar quarter.

         6. Reporting Holdings and Transactions in Certain Open-End Funds. Unless one of the exceptions set forth in Section G below applies, holdings and transactions in shares of Nuveen Open-End Funds, and shares of any other open-end fund for which a Nuveen Subsidiary serves as an adviser or sub-adviser, must be included in the initial and annual holdings reports and quarterly transaction reports required by this Section E. See Schedule III for a list of such funds. However, employees/access persons need not take any action to report holdings or transactions in shares of Nuveen Open-End Funds through the Nuveen Investments 401(k)/Profit Sharing Plan because such information is being directly provided by the plan administrator to the Designated Compliance or Legal Officers.

         7. Brokerage Statements. Each employee/access must provide the Designated Legal and Compliance Officers with a list of their brokerage accounts (or other accounts that hold securities). This requirement also inlcudes accounts held directly with any Nuveen Open-End Fund or other open-end fund advised or sub-advised by a Nuveen Subsidiary, unless one of the exceptions in Section F below applies. With respect to transactions in the Nuveen Investments 401(k)/Profit Sharing Plan, this requirement is deemed satisfied by virture of the reports being sent by the plan administrator directly to the Legal and Compliance Department.

         8. Form of Holdings and Transaction Reports. An employee/access person's holdings and transaction reports required by this Section E shall be in the form required to be reported in PTA, or such other form approved by the Designated Compliance or Legal Officers.

F. EXCEPTIONS TO REPORTING REQUIREMENTS

The following holdings and/or transactions are not required to be included in the reports described in Section E above:

         1. Holdings and transactions in securities over which a person has no direct or indirect influence or control;

         2. Transactions effected pursuant to an automatic investment plan, including transactions in Nuveen Investments' 401(k)/Profit Sharing Plan and any dividend reinvestment plan, unless such transactions override or deviate from the pre-set schedule or allocations of such automatic investment plan;

         3. Holdings and transactions in securities issued by the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, and high-quality short-term debt instruments, including repurchase agreements,;

         4. Holdings and transactions in shares of registered open-end investment companies that are not advised or sub-advised by a Nuveen Subsidiary and are not exchange-traded open-end funds
                  (ETFs); and

         5. Holdings and transactions in shares of unit investment trusts that are invested exclusively in one or more open-end funds that are not advised or sub-advised by a Nuveen Subsidiary.

G. PROCEDURES

         1. Notification of Status as Investment Person. Nuveen Investments will notify each person who is considered to be an investment person under this Code.

         2. Maintenance of Access Person Master List. Each Nuveen Subsidiary will maintain and update an access person master list containing the names of its access persons and investment persons who are subject to this Code. It will also maintain a list of all open-end funds for which any Nuveen Subsidiary serves as an adviser or sub-adviser.

         3. Procedure for Requesting Prior Written Approval. A request for prior written approval required by Sections A(1), A(4) and C(1) above must be made in writing (including by e-mail) to a Designated Compliance or Legal Officer of the applicable Nuveen Subsidiary. Such requests must include the following information:

         o        Title, ticker symbol or CUSIP number;

         o        Type of security (bond, stock, note, etc.);

         o Maximum expected dollar amount or number of shares of proposed transaction;

         o        Nature of the transaction (purchase, sale or limit order); and

         o        Broker's name and account number.


                                       14

         o Any other information, representations or certifications that a Designated Compliance or Legal Officer may reasonably request.

The person granting approval of a transaction will create an e-mail or other written record setting forth the terms of the approval and will copy the other employees/access persons who need to know such information.

The person making the request will have one business day to execute an approved transaction at market or to place or cancel a limit order. Failure to execute the approved transaction within one business day will require the person to re-submit their pre-clearance request as described above. The automatic execution of an order does not require an additional approval.

         4. Monitoring of Personal Securities Transactions. Designated Compliance or Legal Officers will review personal securities transactions and holdings reports periodically either on a trade-by-trade basis or through various sampling techniques.

         5. Pre-Clearance Through PTA. Employees/access persons are required to use PTA Connect, the electronic monitoring system adopted by Nuveen Investments to pre-clear personal securities transactions in accordance with Section V (D) above. All employees/access persons will be given computer based training on the procedures to be used within the PTA Connect system.


                       VI. ADMINISTRATION AND ENFORCEMENT

A.  APPROVAL OF CODE

This Code has been approved by each Nuveen Subsidiary identified on Schedule I hereto, the principal underwriter or depositor of the Nuveen Defined Portfolios, the board of directors of the Nuveen Open-End and Closed-End Funds, and the board of directors or trustees of any other funds for which a Nuveen Subsidiary serves as an adviser or sub-adviser. Material amendments must also be approved by such fund boards (or principal underwriter or depositor in the case of a unit investment trust) within six months of the amendment.

B.  REPORTING TO THE NUVEEN FUND BOARD

Nuveen Investments or the applicable Nuveen Subsidiary must provide an annual written report to the board of directors of any Nuveen Fund or other fund (other than a unit investment trust) for which a Nuveen Subsidiary serves as an adviser or sub-. The report must:

         o Describe any issues arising under the Code or procedures thereunder since the last report, including, but not limited to, information about material violations of the

                  Code or procedures thereunder and sanctions imposed in response to such violations; and

         o Certify that procedures have been adopted thatare reasonably necessary to prevent access persons from violating the Code.

C.  DUTY TO REPORT VIOLATIONS

Employees/access persons must report violations of the Code promptly to a Designated Compliance or Legal Officer of the applicable Nuveen Subsidiary, who in turn must report all such violations to such Subsidiary's Chief Compliance Officer. Such reports will be treated confidentially to the extent permitted by law and investigated promptly.

D. SANCTIONS FOR VIOLATION OF THE CODE

Employees/access persons may be subject to sanctions for violations of the specific provisions of the Code. Violations by such persons will be reviewed and sanctions determined by the General Counsel of Nuveen Investments, the Director of Compliance and the Chief Compliance Officer of the applicable Nuveen Subsidiary, or their designee(s). Sanctions which may be imposed include:

         o        Formal warning;

         o        Restriction of trading privileges;

         o        Disgorgement of trading profits;

         o        Fines; and/or

         o        Suspension or termination of employment.

The factors which that may be considered when determining the appropriate sanctions include, but are not limited to:

         o        Harm to a client's interest;

         o        Extent of unjust enrichment;

         o        Frequency of occurrence;

         o Degree to which there is personal benefit from unique knowledge obtained through a person's position with a Nuveen Subsidiary or its clients.

         o        Degree of perception of a conflict of interest;

         o Evidence of fraud, violation of law, or reckless disregard of a regulatory requirement; and/or

         o Level of accurate, honest and timely cooperation from the person subject to the Code.

Material violations by non-interested directors of a Nuveen Fund may be reviewed and sanctions determined by the other non-interested directors of such Fund or a committee thereof.


                                       16

E. FORM ADV DISCLOSURE

Each Nuveen Subsidiary that is an investment adviser must include on Schedule F of Part II of its Form ADV a description of the Code and a statement that such Nuveen Subsidiary will provide a copy of the Code to any client or prospective client upon request.

F. INTERPRETATION OF CODE AND THE GRANTING OF WAIVERS

Questions concerning the interpretation or applicability of the provisions of this Code, and the granting of waivers or exceptions hereunder, may be determined and made by the General Counsel of Nuveen Investments, the Director of Compliance, the Chief Compliance Officer of the applicable Nuveen Subsidiary, or their designees.

                               VII. RECORDKEEPING

Nuveen Investments will maintain the following records in a readily accessible place in accordance with Rule 17j-1(f) under the Investment Company Act of 1940 and Rule 204-2 under the Investment Advisers Act of 1940.

         o A copy of each Code that has been in effect at any time during the past five years;

         o A record of any violation of the Code and any action taken as a result of such violation for five years from the end of the fiscal year in which the violation occurred;

         o A record of all written acknowledgements of receipt of the Code and amendments for each person who is currently, or within the past five years was, an access person;

         o Holdings and transactions reports made pursuant to the Code, including any brokerage confirmation and account statements made in lieu of these reports;

         o A list of the names of persons who are currently, or within the past five years were, access persons;

         o A record of any decision and supporting reasons for approving the acquisition of securities by access persons in initial public offerings or limited offerings for at least five years after the end of the fiscal year in which approval was granted;

         o Any decisions that grant employees/access persons a waiver from or exception to the Code;

         o A record of persons responsible for reviewing access persons' reports currently or during the last five years; and

         o A copy of reports provided to a fund's board of directors regarding the Code.

                                VIII. DEFINITIONS

A. ACCESS PERSON

Effective November, 2006, all Nuveen Investments employees will be considered "access persons". This standard is more restrictive than Rule 204!-1(e)(1) under the Investment Advisers Act of 1940 and Rule 17j-1(a)(2) under the Investment Company Act of 1940.

B. AUTOMATIC INVESTMENT PLAN

"Automatic investment plan" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An automatic investment plan includes a dividend reinvestment plan.

C. BENEFICIAL OWNERSHIP

"Beneficial ownership" means having or sharing a direct or indirect pecuniary interest in a security through any contract, arrangement, understanding, relationship or otherwise. The term "pecuniary interest" means the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities. See Rule 16a-1(a)(2) under the Securities Exchange Act of 1934. The pecuniary interest standard looks beyond the record owner of securities. As a result, the definition of beneficial ownership is very broad and encompasses many situations that might not ordinarily be thought to confer a "pecuniary interest" in, or "ownership" of, securities, including the following:

         o Family Holdings. As a general rule, you are regarded as the beneficial owner of securities not only in your name but held in the name of members of your immediate family, including: your spouse or domestic partner; your child or other relative who shares your home or, although not living in your home, is economically dependent upon you; or any other person if you obtain from such securities benefits substantially similar to those of ownership.

         o Partnership and Corporate Holdings. A general partner of a general or limited partnership will generally be deemed to beneficially own securities held by the partnership, so long as the partner has direct or indirect influence or control over the management and affairs of the partnership. A limited partner will generally not be deemed to beneficially own securities held by a limited partnership, provided he or she does not own a controlling voting interest in the partnership. If a corporation is your "alter ego" or "personal holding company," the corporation's holdings of securities will be attributable to you.

         o Investment Clubs. You are deemed to beneficially own securities held by an investment club of which you or a member of your immediate family (as defined above) is a member. Membership in investment clubs must be pre-approved by a Designated Compliance or Legal Officer.

         o Trusts. You are deemed to beneficially own securities held in trust if any of the following is true: you are a trustee and either you or members of your immediate family (as defined above) have a monetary interest in the trust, whether as to principal or income; you have a vested beneficial interest in the trust; or you are settlor of the trust and you have the power to revoke the trust without obtaining the consent of all the beneficiaries. See Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

         o Financial Power of Attorney. You are deemed to beneficially own securities held in any account over which you have financial power of attorney.

D. CONTROL

"Control" of a company means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company, and a control relationship exists when a company controls, is controlled by, or is under common control with, another company. Any person who owns beneficially, either directly or through one or more controlled companies, more than twenty-five percent (25%) of the voting securities of a company shall be presumed to control such company. Any person who does not so own more than twenty-five percent (25%) of the voting securities of any company shall be presumed not to control such company. A natural person shall be presumed not to be a controlled person.

E. FUND

"Fund" means an investment company registered under the Investment Company Act of 1940.

F. INITIAL PUBLIC OFFERING

"Initial public offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

G. INVESTMENT PERSON

"Investment person" means an access person of a Nuveen Subsidiary who (i) in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities for a client account or (ii) is a natural person in a control relationship with a Nuveen Subsidiary and obtains information concerning recommendations made to a client account. Investment persons of a Nuveen Subsidiary include portfolios managers, portfolio assistants, securities analysts and traders employed by such Nuveen Subsidiary, or any other persons designated as such on the Nuveen Subsidiary's master access person list.

H. LIMITED OFFERING

"Limited offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) or pursuant to Rules 504, 505 or 506 under such Act. Limited offerings are also known as "private placements."

I. MAINTENANCE TRADE

"Maintenance trade" means a regular, day-to-day transaction in a security currently in a Nuveen Subsidiary's model portfolio (or an alternative for such security) made for a new client account or pursuant to the deposit or withdrawal of money from an existing client account or a trade that is directed by a client account. A maintenance trade also includes the sale of existing securities from a new client account for the purpose of acquiring securities currently in a Nuveen Subsidiary's model portfolio (or an alternative for such securities). A maintenance trade relates solely to rebalancing an existing client account or investing a new client account in a passive manner to track a model portfolio and is deemed not to involve the exercise of investment discretion.

J. NON-INTERESTED DIRECTOR

"Non-interested director" means a director who is not an "interested director" of a fund and who is not employed by, or has a material business relationship or professional relationship with, the fund or the fund's investment adviser or underwriter. See Section 2(a)(19) of the Investment Company Act of 1040.

K. NUVEEN FUND

"Nuveen Fund" means any fund for which a Nuveen Subsidiary serves as the investment adviser and for which Nuveen Investments, LLC serves as a principal underwriter or as a member of the underwriting syndicate. A Nuveen Fund is any Nuveen Defined Portfolio, Nuveen Closed-End Fund or Nuveen Open-End Fund.

L. PURCHASE OR SALE OF A SECURITY

"Purchase or sale of a security" includes, among other things, the purchasing or writing of an option and the acquisition or disposition of any instrument whose value is derived from the value of another security.

M. PTA

PTA is Nuveen's automated employee personal trading pre-clearance system. All employees/access persons must pre-clear applicable all transactions through PTA as described herein. All employees/access persons will be required to successfully complete training on the utilization of PTA.

N. SECURITY

"Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency or, in general, any interest or instrument commonly known as a security, or any certificate of interest or participation ink temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing. Without limiting the foregoing, a security also includes any instrument whose value is derived from the value of another security.

O. UNSUPERVISED TRADE

"Unsupervised trade" is the purchase or sale of a security for which no Nuveen Subsidiary has investment discretion.

                                   SCHEDULE I

                     NUVEEN SUBSIDIARIES ADOPTING THIS CODE

                             Nuveen Asset Management
                        Nuveen Investments Advisers Inc.
               Nuveen Investments Institutional Services Group LLC
                     NWQ Investment Management Company, LLC
                       Rittenhouse Asset Management, Inc.
                         Santa Barbara Asset Management
                          Symphony Asset Management LLC
                      Tradewinds NWQ Global Investors, LLC
                             Nuveen Investments LLC


       Any other Nuveen subsidiary that may from time to time notify its Employees/access persons that it has adopted this Code of Ethics

                                   SCHEDULE II

                     DESIGNATED COMPLIANCE OR LEGAL OFFICERS


--------------------------------------------------------------------------------
FOR PRE-CLEARANCE OF TRADES IN JNC STOCK, EMPLOYEES/ACCESS PERSONS SHOULD CONTACT ON OF THE FOLLOWING PERSONS:
--------------------------------------------------------------------------------
Larry Martin            Jessica Droeger         Mary Keefe
--------------------------------------------------------------------------------
Walter Kelly            Giff Zimmerman
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR PRE-CLEARANCE OF TRADES IN COMMON SHARES OF NUVEEN CLOSED-END FUNDS, EMPLOYEES/ACCESS PERSONS IN CHICAGO AND SECTION 16 OFFICERS OF THE FUNDS SHOULD CONTACT ONE OF THE FOLLOWING PERSONS:
--------------------------------------------------------------------------------
Giff Zimmerman          Jessica Droeger
--------------------------------------------------------------------------------


FOR PRE-CLEARANCE OF ALL OTHER TRADES, EMPLOYEES/ACCESS PERSONS SHOULD UTILIZE PTA. IF DIRECTED BY PTA TO CONTACT COMPLIANCE, CONTACT ONE OF THE INDIVIDUALS IDENTIFIED BELOW, DEPENDING ON WHICH NUVEEN SUBSIDIARY YOU ARE AFFILIATED WITH:
--------------------------------------------------------------------------------
IF YOU ARE AFFILIATED WITH ANY OF THE FOLLOWING:       YOU SHOULD CONTACT ONE OF
                                                       THE FOLLOWING PERSONS:

Nuveen Asset Management, Nuveen Investments Advisers   Ginny Johnson,
Inc Nuveen Investments Institutional Services Group    Diane Meggs,
LLC (if office phone is in an area code other than     Cathie Reese,
310), or Rittenhouse Asset Management, Inc.            Christina Legue,
                                                       Walter Kelly, or
                                                       Mary Keefe
--------------------------------------------------------------------------------
IF YOU ARE AFFILIATED WITH ANY OF THE FOLLOWING:       YOU SHOULD CONTACT ONE OF
                                                       THE FOLLOWING PERSONS:
--------------------------------------------------------------------------------
Nuveen Investments Institutional Services Group LLC    Michelle Kato or
(if office phone is in the 310 area code), NWQ         Kathleen Hendriks
Investment Management Company, LLC, or Tradewinds NWQ
Global Investors, LLC
--------------------------------------------------------------------------------
IF YOU AFFILATED WITH:                                 YOU SHOULD CONTACT ONE OF
                                                       THE FHE FOLLOWING
                                                       PERSONS:
--------------------------------------------------------------------------------
Symphony Asset Management LLC                          Martin Fawzy,
                                                       Neil Rudolph, or
Santa Barbara                                          Mary Keefe
                                                       Carol Olson or
                                                       Mary Keefe
--------------------------------------------------------------------------------

                                  SCHEDULE III
           Open-End Funds Advised or Subadvised by a Nuveen Subsidiary


NUVEEN MUNICIPAL TRUST
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen High Yield Municipal Bond Fund

NUVEEN MULTISTATE TRUST I
Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen Florida Municipal Bond Fund
Nuveen Maryland Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II
Nuveen California Municipal Bond Fund
Nuveen California High Yield Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

NUVEEN MULTISTATE TRUST III
Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen Northern Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund

           Open-End Funds Advised or Subadvised by a Nuveen Subsidiary

NUVEEN INVESTMENT TRUST
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Large-Cap Value Fund
Nuveen NWQ Global Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Small Cap Value Fund
Nuveen NWQ Value Opportunities Fund

NUVEEN INVESTMENT TRUST II
NUVEEN NWQ GLOBAL ALL-CAP FUND
Nuveen NWQ International Value Fund
Nuveen Rittenhouse Growth Fund
Nuveen Santa Barbara Growth Fund
Nuveen Santa Barbara Growth Opportunities Fund
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Symphony All-Cap Core Fund
Nuveen Symphony Mid-Cap Core Fund
Nuveen Symphony Small-Mid Cap Core Fund
Nuveen Symphony Large-Cap Value Fund

NUVEEN INVESTMENT TRUST III
Nuveen Core Bond Fund
Nuveen High Yield Bond Fund
Nuveen Short Duration Bond Fund

OTHER FUNDS
Activa International Fund
ING International Value Choice Fund
ING Value Opportunities Choice Fund
ING Small Cap Value Choice Fund
ING Global Value Choice Fund
HSBC Investor Value Fund
MGI US Small/Mid Cap Value Fund
ML Global Selects-North American Large Cap Growth Portfolio I
MLIG Roszel/NWQ Small Cap Value Portfolio
MLIG Roszel/Rittenhouse Large Cap Growth Portfolio
MTB Large Cap Value Fund I
MTB Large Cap Value Fund II
New Covenant Growth Fund
NTGA Inc.-Multi-Manager International Equity Fund
Principal Investors Tax-Exempt Bond Fund
The Timothy Plan Large/Mid Cap Growth Fund


                                       25
                                      C-118

UBS Fiduciary Trust Company Large Company Growth Portfolio
Wilshire Small Cap Value Fund

                                   Schedule IV


                          PTA Compatible Broker-Dealers


1.  UBS
2.  Morgan Stanley
3.  Merrill Lynch
4.  E*Trade
5.  TD Waterhouse
6.  Fidelity
7.  Ameritrade
8.  Schwab
9.  A.G. Edwards
10. Citigroup/Smith Barney


T: Compliance \ Code of Ethics \ Combined Code Draft \ Combined Code Final incorporating changes for PTA 11-16-06.doc

                            CODE OF ETHICS SUPPLEMENT
                                       FOR
                      NWQ INVESTMENT MANAGEMENT COMPANY LLC
                      TRADEWINDS NWQ GLOBAL INVESTORS, LLC

                              DATED AUGUST 1, 2005
                             AMENDED APRIL 10, 2006
--------------------------------------------------------------------------------

Pursuant to Section V of the Code of Ethics and Reporting Requirements for Nuveen Investments, Inc. (the "Code") which have been adopted by NWQ Investment Management Company LLC and Tradewinds NWQ Global Investors, Inc. (referred to herein as the "Advisers") and made applicable to them as of April 10, 2006, Each of the Advisers' hereby adopts and sets forth the following supplemental procedures and restrictions applicable to employees under its direct and/or shared supervision and control ("Advisers' Employees").

I. SUPPLEMENT TO SECTIONS V.B.1 AND 2, V.C.1 AND 2 OF THE CODE (PRE-CLEARANCE OF PERSONAL TRADES)

         A. All Advisers' Employees are considered "Access Persons" for purposes of section V.B and "Investment Persons" for the purposes contemplated by Section V.C. of the Code (as supplemented hereby). With respect to Advisers' Employees,
                  Section V.C.2 shall apply to both purchases and sales within 7 days before and 7 days after the same security is purchased or sold for clients on a firmwide basis (firmwide basis means for substantially all clients of the Adviser in a particular strategy).

         B. With respect to the "prior written approval" requirements contained in the Code, Advisers' Employees shall obtain "prior written approval" on all personal securities transactions not otherwise exempted from pre-clearance under the Code through the Compliance Department of the Firm.

                  1.       PRE-CLEARANCE PROCEDURES

                           All Advisers' Employees must receive prior written approval from a Designated Compliance or Legal Officer for the Advisers' as identified at Schedule II of the Code before purchasing or selling securities in an account for which the Advisers' Employee has beneficial ownership. Advisers' Employees should request pre-clearance by completing, signing and submitting Personal Securities Transactions Pre-Clearance Form, attached hereto as EXHIBIT A, to a Designated Compliance or Legal Officer for Advisers.

                           Pre-clearance approval will be valid only for the business day on which the authorization is granted, EXCEPT, pre-clearance approval obtained on or after 1:00 pm on a business day is valid through the close of business on the next business day. For example, pre-clearance received at 10:00 am Monday would expire as of the close of business Monday. Pre-clearance received at 1:00 pm on Monday would expire as of the close of business on Tuesday. If the trade is not completed before such pre-clearance expires, the Advisers' Employee is required to again obtain pre-clearance for the trade. In addition, if an Advisers' Employee becomes aware of any additional information with respect to a transaction that was pre-cleared, such person is obligated to disclose such information to the appropriate Chief Compliance Officer prior to executing the pre-cleared transaction.

                  2.       NO SHORT SWING PROFITS

                           No Advisers' Employee shall profit in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty (60) calendar days. Trades made in violation of this prohibition should be unwound, if possible. Otherwise, any profits realized on such short-term trades shall be subject to disgorgement.

                           EXCEPTION: An Advisers' Designated Compliance or Legal officer may allow exceptions to this policy on a case-by-case basis when the abusive practices that the policy is designed to prevent, such as front running or conflicts of interest, are not present and the equity of the situation strongly supports an exemption. An example is the involuntary sale of securities due to unforeseen corporate activity such as a merger. The ban on short-term trading profits is specifically designed to deter potential conflicts of interest and front running transactions, which typically involve a quick trading pattern to capitalize on a short-lived market impact of client trading. The Designated Compliance or Legal officer shall consider the policy reasons for the ban on short-term trades, as stated herein, in determining when an exception to the prohibition is permissible. The Designated Compliance or Legal officer may consider granting an exception to this prohibition if the securities involved in the transaction are not
                           (i) being considered for purchase or sale by client accounts on a firmwide basis or (ii) being purchased or sold by client accounts on a firmwide basis and are not economically related to such securities. In order for a proposed transaction to be considered for exemption from the short-term trading prohibitions, a completed Securities Transactions Report Relating to Short-Term Trading (EXHIBIT B) must be provided to the Designated Compliance or Legal officer, certifying that the proposed transaction is in compliance with this Code of Ethics.

II.      SUPPLEMENT TO SECTION V.F.2 OF THE CODE (INITIAL HOLDINGS REPORT)

         A. Each Advisers' Employee is considered an "Access Person" for the purposes contemplated by Section V.F.2 of the Code (as supplemented hereby).

         B. Notwithstanding anything at Section V.F.2 to the contrary, all Advisers' Employees shall file within 10 days after the first day of employment at Adviser an Initial Holdings Report as set forth in the Code with a Designated Compliance or Legal Officer for the Adviser. Such report shall be made on the Initial Report of Advisers' Employee Form attached hereto as EXHIBIT C.

                  The information to be disclosed on the Initial Holdings Report shall include the following information current within 45 days prior to the first day of employment:

                           (i) all personal securities holdings and holdings in Nuveen Open-End Funds and open-end Funds for which a Nuveen Subsidiary (including NWQ) serves as adviser or subadviser ("Nuveen Affiliated Open-End Funds") (including holdings acquired before the person became an Advisers' Employee);

                           (ii) The name of any broker, dealer, bank, Fund or Fund distributor with whom the Advisers' Employee maintains an account, including an account in which any Nuveen Open-End Funds or

                                    Nuveen Affiliated Open-End Funds were held for the direct or indirect benefit of the Advisers' Employee; and

                           (iii) any other information requested to be disclosed on the Initial Holdings Report Form from time to time.

                  Holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (other than Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds) are not required to be disclosed. Advisers' Employees do not need to report holdings in any account over which the Advisers' Employee has no direct or indirect influence or control.

                  A list of Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds appears attached hereto as EXHIBIT D.

         C. Notwithstanding anything at Section V.F.1 to the contrary, every Advisers' Employee shall certify in his Initial Holdings Report that:

                           (i) he has received, read and understands the Code and recognizes that he is subject thereto; and

                           (ii) he has no knowledge of the existence of any personal conflict of interest relationship which may involve a client account, such as any economic relationship between his transactions and securities held or to be acquired by a client account.

III.     SUPPLEMENT TO SECTION V.F.3 OF THE CODE (ANNUAL HOLDINGS REPORT)

         A. Each Advisers' Employee is considered an "Access Person" for the purposes contemplated by Section V.F.3 of the Code (as supplemented hereby).

         B. Notwithstanding anything at Section V.F.3 to the contrary, all Advisers' Employees shall file within 45 days after the end of each calendar year an Annual Holdings Report as set forth in the Code with a Designated Compliance or Legal Officer for Advisers'. Such report shall be made on the Annual Report of Advisers' Employee Form, attached hereto as EXHIBIT E.

         C. All Advisers' Employees shall disclose on the Annual Report of Advisers' Employee Form all personal securities holdings as of the calendar year end plus any other information requested to be disclosed on such Form from time to time. Advisers' Employees do not have to disclose holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies with one exception: Advisers' Employees must disclose holdings in Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds held outside of the Advisers' Employee's Nuveen 401(k) account. Advisers' Employees do not need to report transactions effected in any account over which the Advisers' Employee has no direct or indirect influence or control.

         D. In addition to reporting securities holdings, every Advisers' Employee shall certify annually that:

                           (i) he has read and understands the Code and recognizes that he is subject thereto;

                           (ii) he has complied with the requirements of the Code; and that he has reported all personal securities transactions required to be reported pursuant to the requirements of the Code;

                           (iii)   they he has not disclosed pending "buy" or
                                    "sell" orders for a Client account to
                                    non-employee, except where the disclosure occurred subsequent to the execution or withdrawal of an order or as permitted by this Code; and

                           (iv) he has no knowledge of the existence of any personal conflict of interest relationship which may involve any client account, such as any economic relationship between their transactions and securities held or to be acquired by a client account.

IV.      SUPPLEMENT TO SECTION V.F.4 OF THE CODE (QUARTERLY TRANSACTION REPORT)

         A. Each Advisers' Employee is considered an "Access Person" for the purposes contemplated by Section V.F.4 of the Code (as supplemented hereby).

         B. Notwithstanding anything at Section V.F.4 to the contrary, all Advisers' Employees shall file within 30 days after the end of each calendar quarter a Quarterly Transaction Report as set forth in the Code with a Designated Compliance or Legal Officer for Adviser. This quarterly report for all Advisers' Employees shall be made on the form attached as Securities Transactions for the Calendar Quarter Ended Form (EXHIBIT F).

         C.       Quarterly Reporting Requirements:

                           (i) All Advisers' Employees shall disclose on the Securities Transactions for the Calendar Quarter Ended Form all personal securities transactions and all transactions in shares of Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds conducted during the period as of the calendar quarter ended within thirty (30) days after quarter end.

                           (ii) Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds held in a Nuveen 401(k) account are to be reported by arranging for a copy of the Advisers' Employee's quarterly statements to be provided to Advisers' Compliance Department.

                           (iii) Transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (other than Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds) are not required to be disclosed.

                           (iv) Advisers' Employees do not need to report transactions effected in any account over which the Advisers' Employee has no direct or indirect influence or control.

         D. With respect to each transaction identified in C.(i) above, an Advisers' Employee shall disclose on the Quarterly Transaction
                Report:

                           (i) the date of the transaction, title of the security, interest rate and maturity date (if applicable), trade date, number of shares, and principal amount of each security involved;
                           (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);
                           (iii) the name of the broker, dealer, bank , Fund or Fund distributor with or through whom the transaction was effected; and
                           (iv) any other information requested to be disclosed on the form from time to time.

         E. With respect to each transaction identified in C.(i) above, an Advisers' Employee shall provide to a Designated Compliance or Legal Officer for Advisers duplicate copies of confirmation for (or statement showing) each disclosable transaction in the Advisers' Employee's accounts, including any Nuveen 401(k) account of the employee.

         F. In addition, with respect to any account, including a Nuveen 401(k) account, established by an Advisers' Employee in which any securities or any Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds were held during the quarter for the direct or indirect benefit of the Advisers' Employee, the Advisers' Employee must provide:

                           (a) the name of the broker, dealer, bank , Fund or Fund distributor with whom he or she established the account; and

                           (b)      the date the account was established.

                  The quarterly report for all Advisers' Employees for the Advisers' Employee's Nuveen 401(k) account shall be made by arranging for the Designated Compliance or Legal officer to receive a copy of the Advisers' Employee's Nuveen 401(k) account quarterly statement or other transaction report prepared by the Nuveen 401(k) plan recordkeeper.

         G. In lieu of manually filling out all of the information required by the form, Advisers' Employees may attach confirms and/or account statements to a signed form.

                                                                       EXHIBIT A

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                      TRADEWINDS NWQ GLOBAL INVESTORS, LLC
                                 CODE OF ETHICS
               Personal Securities Transactions Pre-clearance Form

I hereby request pre-clearance of the securities listed below. You do not need to preclear transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), or transactions listed in the Code.

==================== =========== =============== ================= ================= ==================== ==================
                                                                                           BROKER/            AUTHORIZED
      SECURITY         NO. OF    PRICE PER SHARE PRINCIPAL AMOUNT      NATURE OF            DEALER             BY CHIEF
 (include interest     SHARES     (or proposed                        TRANSACTION      OR BANK THROUGH        COMPLIANCE
 rate and maturity                   price)                        (Purchase, Sale,     WHOM EFFECTED         OFFICER or
date, if applicable)                                                    Other)                                DESIGNATED
                                                                                                           APPROVAL OFFICER

                                                                                                                YES NO
-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

==================== =========== =============== ================= ================= ==================== ========= ========

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.


Is any proposed transaction described above within sixty (60) days of a prior offsetting transaction in the same or equivalent security? Yes: [ ] No: [ ]

If yes, please include a completed "Securities Transaction Report Relating to Short term Trading", EXHIBIT B to the Code for preapproval; and the Designated Compliance or Legal Officer should prepare a memorandum describing the reasons for preapproving the transaction.


Signature: __________________________   Signature: __________________________
           Access Person                           Designated Compliance or
                                                   Legal Officer
     Name: __________________________        Name: __________________________

     Date: __________________________        Date: __________________________

                                                                       EXHIBIT B

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                      TRADEWINDS NWQ GLOBAL INVESTORS, LLC
                                 CODE OF ETHICS

 SECURITIES TRANSACTIONS REPORT RELATING TO SHORT-TERM TRADING OF ACCESS PERSON
              FOR THE SIXTY-DAY PERIOD FROM ________ TO ________:

During the sixty (60) calendar day period referred to above, the following purchases and sales, or sales and purchases, of the same (or equivalent) securities were effected or are proposed to be effected in securities of which I have, or by reason of such transaction acquired, direct or indirect beneficial ownership. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds).

  ================== ================= ============ ============= ============= ================== =====================
       SECURITY      PROPOSED DATE OF     NO. OF      PRICE PER     PRINCIPAL       NATURE OF          BROKER/DEALER
                           TRADE          SHARES        SHARE        AMOUNT        TRANSACTION        OR BANK THROUGH
                                                    (or proposed                 (Purchase, Sale,      WHOM EFFECTED
                                                       price)                         Other)
  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ================== ================= ============ ============= ============= ================== =====================

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

With respect to transactions in the securities set forth in the table above, I hereby certify that:

(a) I have no knowledge of the existence of any personal conflict of interest relationship which may involve a client account, such as frontrunning transactions or the existence of any economic relationship between my transactions and securities held or to be acquired by a client account;

(b) such securities, including securities that are economically related to such securities, involved in the transaction are not (i) being considered for purchase or sale by a client account, or (ii) being purchased or sold by a client account; and

(c) such transactions are in compliance with the Code of Ethics of the Firm.

Date:    ________________       Signature:   ___________________________________
                                             Access Person
                                     Name:   ___________________________________

--------------------------------------------------------------------------------
In accordance with the provisions of the Code of Ethics of the Firm, the transaction proposed to be effected as set forth in this report is:
Approved: [ ] Not Approved: [ ]
--------------------------------------------------------------------------------

Date:    ________________    Signature:   ______________________________________
                                          Designated Compliance or Legal Officer
                                  Name:   ______________________________________

                                                                       EXHIBIT C

                     NWQ Investment Management Company, LLC
                      Tradewinds NWQ Global Investors, LLC
                                 CODE OF ETHICS
                         INITIAL REPORT OF ACCESS PERSON

1. I hereby acknowledge that (i) I received of a copy of the Code of Ethics (the "Code") for Nuveen Investments Inc. and Subsidiaries, as supplemented for NWQ Investment Management Company, LLC and Tradewinds NWQ Global Investors, LLC (the "Advisers"); (ii) I have read and understand the Code; (iii) and I recognize that I am subject to the Code as an "Access Employee" of the Firm.

2. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm or a client account, such as any economic relationship between my transactions and securities held or to be acquired by the Firm or a client account.

3. As of the date below I had a direct or indirect beneficial ownership in the following securities. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

  ========================== ============ =========== ================= ================ ===============================
          SECURITY             NO. OF      PRICE PER     PRINCIPAL          TYPE OF       BROKER, DEALER, BANK, FUND
   (include interest rate      SHARES        SHARE        AMOUNT           PURCHASE        OR FUND DISTRIBUTOR WHERE
    and maturity date, if                                                 (Direct or          SECURITY IS HELD.D
         applicable)                                                       Indirect)
  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------
  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  ========================== ============ =========== ================= ================ ===============================

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

  4. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities and/or Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds for my direct or indirect benefit. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

  =========================== ========================== ======================================== ======================
   BROKER, DEALER BANK, FUND     BENEFICIAL OWNER OF                 ACCOUNT NUMBER               DATE ACCOUNT OPENED
   OR FUND DISTRIBUTOR WHERE           ACCOUNT
        ACCOUNT IS HELD
  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  =========================== ========================== ======================================== ======================

   Signature: __________________________   Signature: __________________________
              Access Person                           Designated Compliance or
                                                      Legal Officer
        Name: __________________________        Name: __________________________

        Date: __________________________         Date:__________________________
              (No more than 10 days
              after employment)

                                                                       EXHIBIT D


           NUVEEN OPEN-END FUNDS AND NUVEEN AFFILIATED OPEN-END FUNDS

NUVEEN MUNICIPAL TRUST                                      NUVEEN INVESTMENT TRUST
Nuveen Intermediate Duration Municipal Bond Fund            Nuveen Balanced Stock and Bond Fund
Nuveen Insured Municipal Bond Fund                          Nuveen Balanced Municipal and Stock Fund
Nuveen All-American municipal Bond Fund                     Nuveen Large-Cap Value Fund
Nuveen Limited Term Municipal Bond Fund                     Nuveen NWQ Global Value Fund
Nuveen High Yield Municipal Bond Fund                       Nuveen NWQ Multi-Cap Value Fund
                                                            Nuveen NWQ Small Cap Value Fund
                                                            Nuveen NWQ Value Opportunities Fund
NUVEEN MULTISTATE TRUST I
Nuveen Arizona Municipal Bond Fund                          NUVEEN INVESTMENT FUND II
Nuveen Colorado Municipal Bond Fund                         Nuveen NWQ Global All-Cap Fund
Nuveen Florida Municipal Bond Fund                          Nuveen NWQ International Value Fund
Nuveen Maryland Municipal Bond Fund                         NuVeen Rittenhouse Growth Fund
Nuveen New Mexico Municipal Bond Fund                       Nuveen Santa Barbara Growth Fund
Nuveen Pennsylvania Municipal Bond Fund                     Nuveen Santa Barbara Growth Opportunities Fund
Nuveen Virginia Municipal Bond Fund                         Nuveen Santa Barbara Dividend Growth Fund
                                                            Nuveen Symphony All-Cap Core Fund
                                                            Nuveen Symphony Mid-Cap Core Fund
NUVEEN MULTISTATE TRUST II                                  Nuveen Symphony Small-Mid Cap Core Fund
Nuveen California Municipal Bond Fund                       Nuveen Symphony Large-Cap Value Fund
Nuveen California Insured Municipal Bond Fund
Nuveen Connecticut Municipal Bond Fund                      NUVEEN INVESTMENT TRUST III
Nuveen Massachusetts Municipal Bond Fund                    Nuveen Core Bond Fund
Nuveen New Jersey Municipal Bond Fund                       Nuveen High Yield Bond Fund
Nuveen New York Municipal Bond Fund                         Nuveen Short Duration Bond Fund
Nuveen New York Insured Municipal Bond Fund
                                                            OTHER FUNDS
                                                            Activa International Fund
NUVEEN MULTISTATE TRUST III                                 ING International Value Choice Fund
Nuveen Georgia Municipal Bond Fund                          ING MidCap Value Choice Fund
Nuveen Louisiana Municipal Bond Fund                        ING Small Cap Value Choice Fund
Nuveen Northern Carolina Municipal Bond Fund                ING Global Value Choice Fund
Nuveen Tennessee Municipal Bond Fund                        HSBC Investor Value Fund
                                                            ML Global Selects-North American Large Cap Growth
                                                                  Portfolio I
NUVEEN  MULTISTATE TRUST IV                                 MLIG Roszel/NWQ Small Cap Value Portfolio
Nuveen Kansas Municipal Bond Fund                           MLIG Roszel/Rittenhouse Large Cap Growth Portfolio
Nuveen Kentucky Municipal Bond Fund                         MTB Large Cap Value Fund I
Nuveen Michigan Municipal Bond Fund                         MTB Large Cap Value Fund II
Nuveen Missouri Municipal Bond Fund                         New Covenant Growth Fund
Nuveen Ohio Municipal Bond Fund                             Principal Investors Tax-Exempt Bond Fund
Nuveen Wisconsin Municipal Bond Fund                        The Timothy Plan Large/Mid Cap Growth Fund
                                                            UBS Fiduciary Trust Company Large Company Growth
                                                                  Portfolio
                                                            Wilshire Small Cap Value Fund

                                                                       EXHIBIT E

                      NWQ INVESTMENT MANAGEMENT COMPANY LLC
                      TRADEWINDS NWQ GLOBAL INVESTORS, LLC
                                 CODE OF ETHICS
                         ANNUAL REPORT OF ACCESS PERSON

1. I hereby acknowledge that I have read and understand the Code of Ethics (The "Code") for Nuveen Investments Inc. and Subsidiaries as supplemented for NWQ Investment Management Company, LLC ("Firm") and recognize that I am subject thereto in the capacity of an "Access Person" of the Firm.

2. I hereby certify that, during the year ended December 31, 200__, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code as supplemented.

3. I hereby certify that I have not disclosed pending "buy" or "sell" orders for a client account to any non-employee, except where the disclosure occurred subsequent to the execution or withdrawal of an order.

4. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve a client account, such as any economic relationship between my transactions and securities held or to be acquired by a client account.

5. As of December 31, 200__, I had a direct or indirect beneficial ownership in the securities listed below. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

============================= =========== ============ ================= ===================== ===========================
         SECURITY                          PRICE PER      PRINCIPAL       TYPE OF PURCHASE       BROKER, DEALER, BANK,
                                 NO. OF      SHARE         AMOUNT            (Direct or        FUND OR FUND DISTRIBUTOR
(include interest rate and       SHARES                                      Indirect)          WHERE SECURITY IS HELD
     maturity date, if
        applicable)
----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

============================= =========== ============ ================= ===================== ===========================

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

6. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities and/or Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds for my direct or indirect benefit. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

============================== ========================== ======================================== =====================
BROKER, DEALER, BANK, FUND OR     BENEFICIAL OWNER OF                 ACCOUNT NUMBER               DATE ACCOUNT OPENED
    FUND DISTRIBUTOR WHERE              ACCOUNT
       ACCOUNT IS HELD
------------------------------ -------------------------- ---------------------------------------- ---------------------

------------------------------ -------------------------- ---------------------------------------- ---------------------

------------------------------ -------------------------- ---------------------------------------- ---------------------

------------------------------ -------------------------- ---------------------------------------- ---------------------

------------------------------ -------------------------- ---------------------------------------- ---------------------

   Signature: ________________________     Signature: ________________________
              Access Person                           Designated  Compliance or
                                                      Legal Officer
        Name: ________________________          Name: ________________________

        Date: ________________________           Date:________________________
              (No later than 45 days
              after year-end)

                                                                       EXHIBIT E

                     NWQ Investment Management Company, LLC
                      Tradewinds NWQ Global Investors, LLC
                                 CODE OF ETHICS
                 ADDENDUM TO THE ANNUAL REPORT OF ACCESS PERSON

  ========================== ============ =========== ================= ================ ==================================
          SECURITY                         PRICE PER     PRINCIPAL          TYPE OF       BROKER, DEALER, BANK, FUND OR
                               NO. OF        SHARE        AMOUNT           PURCHASE      FUND DISTRIBUTOR WHERE SECURITY
   (include interest rate      SHARES                                     (Direct or                 IS HELD
   and maturity date, if                                                   Indirect)
        applicable)
  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  ========================== ============ =========== ================= ================ ==================================

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

============================= ========================== ======================================== =========================
 BROKER, DEALER, BANK, FUND     BENEFICIAL OWNER OF                   ACCOUNT NUMBER                 DATE ACCOUNT OPENED
 OR FUND DISTRIBUTOR WHERE            ACCOUNT
        ACCOUNT HELD
----------------------------- -------------------------- ---------------------------------------- -------------------------

----------------------------- -------------------------- ---------------------------------------- -------------------------

----------------------------- -------------------------- ---------------------------------------- -------------------------

----------------------------- -------------------------- ---------------------------------------- -------------------------

============================= ========================== ======================================== =========================

   Signature: ___________________________  Signature: __________________________
              Access Person                           Designated Compliance or
                                                      Legal Officer
        Name: ___________________________       Name: __________________________

        Date: ___________________________        Date:__________________________
              (No later than 45 days
              after year-end)

                                                                       EXHIBIT F

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                      TRADEWINDS NWQ GLOBAL INVESTORS, LLC
                                 CODE OF ETHICS
     SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

1. During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics. (IF NONE WERE TRANSACTED, WRITE "NONE"). You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds. (Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds held in a Nuveen 401(k) account are to be reported by arranging for a copy of your quarterly statement to be provided to the Designated Compliance or Legal Officer.)

         PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

  ======================= ============= =========== ============ ============== ==================== ============================
         SECURITY         DATE OF TRADE   NO. OF     PRICE PER     PRINCIPAL         NATURE OF          BROKER, DEALER OR BANK
  (include interest rate                  SHARES       SHARE         AMOUNT         TRANSACTION         THROUGH WHOM EFFECTED
   and maturity date, if                                                          (Purchase, Sale,
        applicable)                                                                    Other)
  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------
  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ======================= ============= =========== ============ ============== ==================== ============================

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

2. During the quarter referred to above, I established on the dates indicated the following accounts in which securities and/or Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds were held during the quarter for my direct or indirect benefit (if none were opened, write "none"). PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

  ====================================== ===================== ================================== ===============================

   BROKER, DEALER, BANK , FUND OR FUND    BENEFICIAL OWNER               ACCOUNT NUMBER                 DATE ACCOUNT OPENED
  DISTRIBUTOR WHERE ACCOUNT ESTABLISHED      OF ACCOUNT
  -------------------------------------- --------------------- ---------------------------------- -------------------------------
  -------------------------------------- --------------------- ---------------------------------- -------------------------------

  -------------------------------------- --------------------- ---------------------------------- -------------------------------

  -------------------------------------- --------------------- ---------------------------------- -------------------------------

  -------------------------------------- --------------------- ---------------------------------- -------------------------------

  ====================================== ===================== ================================== ===============================

3. Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm or a client account, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Firm or a client account.

   Signature: ___________________________    Signature: ________________________
              Access Person                             Designated Compliance or
                                                        Legal Officer
        Name: ___________________________         Name: ________________________

        Date: ___________________________         Date: ________________________
              (no later than 30 days
              after calendar quarter)

                                                                       EXHIBIT F

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                      TRADEWINDS NWQ GLOBAL INVESTORS, LLC
                                 CODE OF ETHICS
                                 ADDENDUM TO THE
     SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

  ======================== =============== ========== =========== ================ ================= =========================
          SECURITY          DATE OF TRADE    NO. OF    PRICE PER  PRINCIPAL AMOUNT     NATURE OF      BROKER, DEALER OR BANK
   (include interest rate                    SHARES      SHARE                        TRANSACTION      THROUGH WHOM EFFECTED
   and maturity date, if                                                           (Purchase, Sale,
    applicable) Other)
  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------
  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ======================== =============== ========== =========== ================ ================= =========================

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

============================= ========================== ======================================== ============================

   BROKER, DEALER OR BANK       BENEFICIAL OWNER OF                   ACCOUNT NUMBER                  DATE ACCOUNT OPENED
   THROUGH WHOM EFFECTED              ACCOUNT
----------------------------- -------------------------- ---------------------------------------- ----------------------------

----------------------------- -------------------------- ---------------------------------------- ----------------------------

----------------------------- -------------------------- ---------------------------------------- ----------------------------

----------------------------- -------------------------- ---------------------------------------- ----------------------------

============================= ========================== ======================================== ============================

   Signature: ____________________________ Signature: __________________________
              Access Person                           Designated Compliance or
                                                      Legal Officer
        Name: ____________________________      Name: __________________________

        Date: ____________________________      Date: __________________________
              (no later than 30 days
              after calendar quarter)

           SCHEDULE RE EDUCATION AND BUSINESS HISTORY - ALLAN D. ENGEL

EDUCATION:

     North High School, Omaha, Nebraska
     Creighton University, Omaha, Nebraska, BSBA 1974
     Creighton University, Omaha, Nebraska, JD 1976

POSITIONS:
     Activa Asset Management, LLC, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, Secretary and Treasurer.

     Activa Mutual Fund Trust, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, Secretary, and Treasurer.

     Activa Mutual Fund Trust, 2905 Lucerne SE, Grand Rapids, Michigan 459546, Trustee (1999 - 2004).

     Activa Holdings Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     Activa Management Services, LLC, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     Activa Benetifs Services, LLC, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Secretary.

     Activa Travel Services, LLC, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Secretary.

     Activa Real Estate Services, LLC, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     Plaza Towers Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Meadowbrooke Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Meadowbrooke Business Park Association, 2905 Lucerne SE. Grand Rapids, Michigan 49546, President, Secretary and Director.

     Ja-Ri Corporation, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     H.I., Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     OMH, LLC, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, Secretary and Director.

                         SCHEDULE RE BUSINESS HISTORIES
                      McDONNELL INVESTMENT MANAGEMENT, INC.


McDonnell Investment Management, LLC ("McDonnell") is a sub-adviser for the Registrant's Intermediate Bond Fund. The principal business address of McDonnell is 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell is an investment adviser registered under the Advisers Act.

  Name and Position With
    Investment Adviser                Name of Other Company                 Connection With Other Company
-------------------------------       --------------------------------      ------------------------------
Dennis J. McDonnell                   Centrue Financial Corporation         Chairman and Director
Executive Managing
Director and Chairman                 Trans Pacific Bancorp                 Director

                                      Merritt Research Services,            Executive Committee Member
                                      LLC

Edward A. Treichel                    ---                                   ---
President and CEO

Michael P. Kamradt                    ---                                   ---
Executive Managing Director
and Chief Investment Officer

John M. McCareins                     ---                                   ---
Executive Managing Director
and Chief Marketing Officer

James J. Boyne                        ---                                   ---
Executive Managing Director,
Chief Operating Officer
and General Counsel

F. Brian Cerini                       Western International                 Registered Representative
Managing Director                     Securities, Inc.

Richard A. Ciccarone                  Merritt Research Services,            President
Managing Director                     LLC                                   and CEO

                         SCHEDULE RE BUSINESS HISTORIES
                      McDONNELL INVESTMENT MANAGEMENT, INC.


Peter L. Clerkin                      ---                                   ---
Managing Director

James R. Fellows                      ---                                   ---
Managing Director

Mark Joseph Giura                     ---                                   ---
Managing Director

Brian W. Good                         ---                                   ---
Managing Director


Robert J. Hickey                      ---                                   ---
Managing Director

James W. Pittinger                    ---                                   ---
Managing Director

Stephen J. Wlodarski                  ---                                   ---
Managing Director

Timothy H. Cook                       ---                                   ---
Managing Director

Paul J. Carter                        ---                                   ---
Vice President and
Chief Compliance Officer

James Grabovac                        ---                                   ---
Vice President

Thomas W. O'Connell                   ---                                   ---
Vice President

                         SCHEDULE RE BUSINESS HISTORUES
                       WELLINGTON MANAGEMENT COMPANY, LLP
                            ("WELLINGTON MANAGEMENT")


       The principal business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company, LLP, the Fund's investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

  BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC.
                                 ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Steven Buller, Chief Financial         BlackRock, Inc.,                    Chief Financial Officer and
Office and Managing Director           New York, NY                        Managing Director

                                       BlackRock Advisors, LLC             Chief Financial Officer and
                                       Wilmington, DE                      Managing Director

                                       BlackRock Advisors Holdings, Inc.,  Chief Financial Officer and
                                       New York, NY                        Managing Director

                                       BlackRock Financial Management,     Chief Financial Officer and
                                       Inc.,                               Managing Director
                                       New York, NY

                                       BlackRock Finco UK, Ltd.,           Director
                                       London, England

                                       BlackRock Funding, Inc.             Chief Financial Officer and
                                       Wilmington, DE                      Managing Director

                                       BlackRock Institutional             Chief Financial Officer and
                                       Management Corporation              Managing Director
                                       Wilmington, DE

                                       BlackRock International Holdings,   Chief Financial Officer and
                                       Inc.                                Managing Director
                                       New York, NY

                                       BlackRock International, Ltd.       Chief Financial Officer and
                                       Edinburgh, Scotland                 Managing Director

                                       BlackRock Investment Management,    Chief Financial Officer and
                                       LLC                                 Managing Director
                                       Plainsboro, NJ

                                       BlackRock Portfolio Holdings, Inc.  Chief Financial Officer and
                                       Wilmington, DE                      Managing Director

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Steven Buller (continued)              BlackRock Portfolio Investments,    Chief Financial Officer and
                                       LLC                                 Managing Director
                                       Wilmington, DE

                                       BlackRock US Newco, Inc.,           Chief Financial Officer and
                                       Wilmington, DE                      Managing Director

                                       State Street Research and           Chief Financial Officer and
                                       Management Company,                 Managing Director
                                       Boston, MA

                                       SSRM Holdings, Inc.,                Chief Financial Officer and
                                       Boston, MA                          Managing Director

Robert P. Connolly, General Counsel,   BlackRock, Inc.,                    General Counsel, Managing
Managing Director and Secretary        New York, NY                        Director and Secretary

                                       Black Rock Advisors, LLC,           General Counsel, Managing
                                       Wilmington, DE                      Director and Secretary

                                       BlackRock Advisors Holdings, Inc.,  General Counsel, Managing
                                       New York, NY                        Director and Secretary

                                       BlackRock Financial Management,     General Counsel, Managing
                                       Inc.,                               Director and Secretary
                                       New York, NY

                                       BlackRock Funding, Inc.,            General Counsel, Managing
                                       Wilmington, DE                      Director and Secretary

                                       BlackRock Funding International,    General Counsel, Managing
                                       Ltd.,                               Director and Secretary
                                       Cayman Islands

                                       BlackRock Institutional             General Counsel, Managing
                                       Management Corporation,             Director and Secretary
                                       Wilmington, DE

                                       BlackRock International Holdings,   General Counsel, Managing
                                       Inc.                                Director and Secretary
                                       New York, NY

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Robert P. Connolly (continued)         BlackRock International, Ltd,       General Counsel, Managing
                                       Edinburgh, Scotland                 Director and Secretary

                                       BlackRock Investments, Inc.,        General Counsel, Managing
                                       New York, NY                        Director and Secretary

                                       BlackRock Investment                General Counsel, Managing
                                       Management, LLC,                    Director and Secretary
                                       Plainsboro, NJ

                                       BlackRock Portfolio Holdings, Inc.  General Counsel, Managing
                                       Wilmington, DE                      Director and Secretary

                                       BlackRock Portfolio Investments,    General Counsel, Managing
                                       LLC                                 Director and Secretary
                                       Wilmington, DE

                                       BlackRock US Newco, Inc.,           General Counsel, Managing
                                       Wilmington, DE                      Director and Secretary

                                       State Street Research and           General Counsel, Managing
                                       Management Company, Boston, MA      Director and Secretary

                                       SSRM Holdings, Inc.,                General Counsel, Managing
                                       Boston, MA                          Director and Secretary

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Laurence D. Fink, Chairman, Chief      BlackRock, Inc.,                    Chairman, Chief Executive Officer
Executive Officer and Director         New York, NY                        and Director

                                       BlackRock Advisors, LLC,            Chairman and Chief Executive
                                       Wilmington, DE Officer

                                       BlackRock Advisors Holdings, Inc.,  Chairman, Chief Executive Office
                                       New York, NY and Director

                                       BlackRock Financial Management,     Chairman and Chief Executive
                                       Inc.,                               Officer
                                       New York, NY

                                       BlackRock Funding, Inc.,            Chairman and Chief Executive
                                       Wilmington, DE Officer

                                       BlackRock Funding International,    Chairman, Chief Executive Officer
                                       Ltd., and Director
                                       Cayman Islands

                                       BlackRock Funds, Wilmington, DE     Trustee

                                       BlackRock Institutional             Chairman and Chief Executive
                                       Management Corporation, Officer
                                       Wilmington, DE

                                       BlackRock International Holdings,   Chairman and Chief Executive
                                       Inc. Officer
                                       New York, NY

                                       BlackRock International, Ltd,       Chief Executive Officer and
                                       Edinburgh, Scotland Director

                                       BlackRock Investments, Inc., New    Chairman, Chief Executive Officer
                                       York, NY and Director

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Laurence D. Fink (continued)           BlackRock Investment Management,    Chairman and Chief Executive
                                       LLC,                                Officer
                                       Plainsboro, NJ

                                       BlackRock Portfolio Holdings,       Chief Executive Officer
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,    Chief Executive Officer
                                       LLC, Wilmington, DE

                                       BlackRock US Newco, Inc.,           Chiarman and Chief Executive
                                       Wilmington, DE Officer

                                       State Street Management &           Chairman, Chief Executive Officer
                                       Research Company, and Director
                                       Boston, MA

                                       State Street Research Investment    Director
                                       Services, Inc., Boston, MA

                                       SSRM Holdings, Inc.,                Chairman, Chief Executive Officer
                                       Boston, MA and Director

Robert S. Kapito, Vice Chairman and    BlackRock, Inc.,                    Vice Chairman and Director
Director                               New York, NY

                                       BlackRock Advisors, LLC,            Vice Chairman
                                       Wilmington, DE

                                       BlackRock Advisors Holdings, Inc.,  Vice Chairman and Director
                                       New York, NY

                                       BlackRock Closed-End Funds,         President and Trustee
                                       Wilmington, DE

                                       BlackRock Financial Management,     Vice Chairman and Director
                                       Inc.,
                                       New York, NY

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Robert S. Kapito (continued)           BlackRock Funding, Inc.,            Vice Chairman and Director
                                       Wilmington, DE

                                       BlackRock Funding International,    Vice Chairman and Director
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Institutional             Vice Chairman and Director
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock International Holdings,   Vice Chairman and Director
                                       Inc.
                                       New York, NY

                                       BlackRock International, Ltd,       Vice Chairman and Director
                                       Edinburgh, Scotland

                                       BlackRock Investments, Inc., New    Director
                                       York, NY

                                       BlackRock Investment Management,    Vice Chairman
                                       LLC,
                                       Plainsboro, NJ

                                       BlackRock Portfolio Holdings,       Vice Chairman and Director
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,    Vice Chairman
                                       LLC, Wilmington, DE

                                       BlackRock Realty Advisors, Inc.,    Director
                                       Florham Park, NJ

                                       BlackRock US Newco, Inc.,           Vice Chairman
                                       Wilmington, DE

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Robert S. Kapito (continued)           State Street Management &           Vice Chairman and Director
                                       Research Company,
                                       Boston, MA

                                       State Street Research Investment    Director
                                       Services, Inc., Boston, MA

                                       SSRM Holdings, Inc.,                Vice Chairman and Director
                                       Boston, MA

Ralph L. Schlosstein, President and    BlackRock, Inc.,                    President and Director
Director                               New York, NY

                                       Anthracite Capital, Inc.            Director
                                       New York, NY

                                       BlackRock Advisors, LLC             President and Director
                                       Wilmington, DE

                                       BlackRock Advisors Holdings, Inc.,  President and Director
                                       New York, NY

                                       BlackRock Closed-End Funds,         Chairman and Trustee
                                       Wilmington, DE

                                       BlackRock Liquidity Funds,          Chairman and President
                                       Wilmington, DE

                                       BlackRock Financial Management,     President and Director
                                       Inc.,
                                       New York, NY

                                       BlackRock Funding, Inc.,            President and Director
                                       Wilmington, DE

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Ralph L. Schlosstein (continued)       BlackRock Funding International,    President and Director
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Institutional             President and Director
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock International Holdings,   President and Director
                                       Inc.,
                                       New York, NY

                                       BlackRock International, Ltd,       President and Director
                                       Edinburgh, Scotland

                                       BlackRock Investments, Inc., New    Director
                                       York, NY

                                       BlackRock Investment Management,    President
                                       LLC,
                                       Plainsboro, NJ

                                       BlackRock Portfolio Holdings,       President and Director
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,    President
                                       LLC, Wilmington, DE

                                       State Street Management &           President and Director
                                       Research Company,
                                       Boston, MA

                                       State Street Research Investment    Director
                                       Services, Inc., Boston, MA

                                       SSRM Holdings, Inc.,                President and Director
                                       Boston, MA

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Charles Hallas, Vice Chairman          BlackRock, Inc.                     Vice Chairman
                                       New York, NY

                                       BlackRock Advisors, LLC,            Vice Chairman
                                       Wilmington, DE

                                       BlackRock Advisors Holdings, Inc.,  Vice Chairman
                                       New York, NY

                                       BlackRock Financial Management,     Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock Co., Ltd.,                Director
                                       Tokyo, Japan

                                       BlackRock Funding, Inc.,            Vice Chairman
                                       Wilmington, DE

                                       BlackRock Funding International,    Vice Chairman
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Institutional             Vice Chairman
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock International Holdings,   Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock International, Ltd.,      Vice Chairman
                                       Edinburgh, Scotland

                                       BlackRock Investment Management,    Vice Chairman
                                       LLC,
                                       Plainsboro, NJ

                                       BlackRock Portfolio Holdings,       Vice Chairman
                                       Inc.,
                                       Wilmington, DE

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Charles Hallas (continued)             BlackRock Portfolio Investments,    Vice Chairman
                                       LLC,
                                       Wilmington, DE

                                       BlackRock US Newco, Inc.            Vice Chairman
                                       New York, NY

                                       State Street Management &           Vice Chairman
                                       Research Company,
                                       Boston, MA

                                       SSRM Holdings, Inc.                 Vice Chairman
                                       Boston, MA

Barbara Novick, Vice Chairman          BlackRock, Inc.,                    Vice Chairman
                                       New York, NY

                                       BlackRock Advisors, LLC,            Vice Chairman
                                       Wilmington, DE

                                       BlackRock Advisors Holdings, Inc.,  Vice Chairman
                                       New York, NY

                                       BlackRock Financial Management,     Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock Funding, Inc.             Vice Chairman
                                       Wilmington, DE

                                       BlackRock Funding International,    Vice Chairman
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Institutional             Vice Chairman
                                       Management Corporation,
                                       Wilmington, DE

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Barbara Novick (continued)             BlackRock International Holdings,   Vice Chairman
                                       Inc.
                                       New York, NY

                                       BlackRock International, Ltd.,      Vice Chairman
                                       Edinburgh, Scotland

                                       BlackRock Investments, Inc.,        Vice Chairman
                                       New York, NY

                                       BlackRock Investment Management,    Vice Chairman
                                       LLC,
                                       Plainsboro, NJ

                                       BlackRock Portfolio Holdings,       Vice Chairman
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,    Vice Chairman
                                       LLC,
                                       Wilmington, DE

                                       BlackRock US Newco, Inc.            Vice Chairman
                                       New York, NY

                                       State Street Management &           Vice Chairman
                                       Research Company,
                                       Boston, MA

                                       SSRM Holdings, Inc.,                Vice Chairman
                                       Boston, MA

Keith Anderson, Vice Chairman          BlackRock, Inc.,                    Vice Chairman
                                       New York, NY

                                       BlackRock Advisors, LLC,            Vice Chairman
                                       Wilmington, DE

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Keith Anderson (continued)             BlackRock Advisors Holdings, Inc.,  Vice Chairman
                                       New York, NY

                                       BlackRock Financial Management,     Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock Funding, Inc.             Vice Chairman
                                       Wilmington, DE

                                       BlackRock Funding International,    Vice Chairman
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Institutional             Vice Chairman
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock International Holdings,   Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock International Ltd.,       Vice Chairman
                                       Edinburgh, Scotland

                                       BlackRock Investment Management,    Vice Chairman
                                       LLC,
                                       Plainsboro, NJ

                                       BlackRock Portfolio Holdings, Inc.  Vice Chairman
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,    Vice Chairman
                                       LLC,
                                       Wilmington, DE

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Keith Anderson (continued)             BlackRock US Newco, Inc.            Vice Chairman
                                       New York, NY

                                       State Street Management &           Vice Chairman
                                       Research Company,
                                       Boston, MA

                                       SSRM Holdings, Inc.                 Vice Chairman
                                       Boston, MA

Susan Wagner, Vice Chairman and        BlackRock, Inc.,                    Vice Chairman and Chief Operating
Chief Operating Officer                New York, NY                        Officer

                                       BlackRock Advisors, LLC,            Vice Chairman and Chief Operating
                                       Wilmington, DE Officer

                                       BlackRock Advisors Holdings, Inc.,  Vice Chairman and Chief Operating
                                       New York, NY Officer

                                       BlackRock Financial Management,     Vice Chairman and Chief Operating
                                       Inc.,                               Officer
                                       New York, NY

                                       BlackRock Finco UK, Ltd.,           Director
                                       London, England

                                       BlackRock Funding, Inc.,            Vice Chairman and Chief Operating
                                       Wilmington, DE Officer

                                       BlackRock Funding International,    Vice Chairman and Chief Operating
                                       Ltd. Officer

                                       BlackRock Instititutional           Vice Chairman and Chief Operating
                                       Management Corporation Officer
                                       Wilmington, DE

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Karen Wagner (continued)               BlackRock International Holdings,   Vice Chairman and Chief Operating
                                       Inc.,                               Officer
                                       New York, NY

                                       BlackRock International, Ltd.       Vice Chairman and Chief Operating
                                       Edinburgh, Scotland Officer

                                       BlackRock Investment Management,    Vice Chairman and Chief Operating
                                       LLC,                                Officer
                                       Plainsboro, NJ

                                       BlackRock Portfolio Holdings,       Vice Chairman and Chief Operating
                                       Inc.,                               Officer
                                       Wilmington, DE

                                       BlackRock Portflio Investments,     Vice Chairman and Chief Operating
                                       LLC                                 Officer
                                       Wilmington, DE

                                       BlackRock US Newco, Inc.,           Vice Chairman and Chief Operating
                                       Wilmington, DE Officer

                                       State Street Research and           Vice Chairman and Chief Operating
                                       Management Company, Officer
                                       Boston, MA

                                       SSRM Holdings, Inc.,                Vice Chairman and Chief Operating
                                       Boston, MA Officer

                                       BlackRock, Inc., Vice Chairman
                                       New York, NY

Robert Doll, Vice Chairman             BlackRock Advisors, LLC,            Vice Chairman
                                       Wilmington, DE

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Robert Doll (continued)                BlackRock Advisors Holdings, Inc.,  Vice Chairman
                                       New York, NY

                                       BlackRock Financial Management,     Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock Funding, Inc.,            Vice Chairman
                                       Wilmington, DE

                                       BlackRock Funding International,    Vice Chairman
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Funds (formerly Merrill   Chairman and President
                                       Lynch Funds)
                                       Plainsboro, NJ

                                       BlackRock Institutional             Vice Chairman
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock International Holdings,   Vice Chairman
                                       Inc.
                                       New York, NY

                                       BlackRock Investment Management,    Vice Chairman
                                       LLC,
                                       Plainsboro, NJ

                                       BlackRock Portfolio Holdings,       Vice Chairman
                                       Inc.,
                                       Wilmington, DE

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Robert Doll (continued)                BlackRock Portfolio Investments,    Vice Chairman
                                       LLC,
                                       Wilmington, DE

                                       BlackRock US Newco, Inc.,           Vice Chairman
                                       Wilmington, DE

                                       BlackRock, Inc.,                    Vice Chairman
                                       New York, NY

Robert Fairbairn, Vice Chairman        BlackRock Advisors, LLC,            Vice Chairman
                                       Wilmington, DE

                                       BlackRock Advisors Holdings, Inc.,  Vice Chairman
                                       New York, NY

                                       BlackRock Asset Management U.K.     Chief Executive Officer, Chairman
                                       Limited, and Director
                                       London, England

                                       BlackRock Financial Management,     Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock Funding, Inc.             Vice Chairman
                                       Wilmington, DE

                                       BlackRock Funding International,    Vice Chairman
                                       Ltd.,
                                       Cayman Islands

                                       BlackRock Institutional             Vice Chairman
                                       Management Corporation,
                                       Wilmington, DE

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC. ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK       OTHER COMPANY                       POSITION WITH OTHER COMPANY
Robert Fairbairn (continuedO           BlackRock International Holdings,   Vice Chairman
                                       Inc.,
                                       New York, NY

                                       BlackRock Investment Management     Director
                                       (Australia) Limited,
                                       Victoria, Australia

                                       BlackRock Investment Management     Chairman and Director
                                       International Limited,
                                       London, England

                                       BlackRock Investment Management,    Vice Chairman
                                       LLC,
                                       Plainsboro, NJ

                                       BlackRock Investment Management     Vice Chairman
                                       (UK) Limited, London, England

                                       BlackRock Portfolio Holdings,       Vice Chairman
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,    Vice Chairman
                                       LLC,
                                       Wilmington, DE

                                       BlackRock US Newco, Inc.,           Vice President
                                       Wilmington, DE

                         SCHEDULE RE BUSINESS HISTORIES
                        TRADEWINDS GLOBAL INVESTORS, LLC


Tradewinds Global Investors, LLC ("Tradewinds") acts as a sub-investment adviser to the Nuveen NWQ Global Value Fund, Nuveen Value Opportunities Fund and the Nuveen International Value Fund. In addition, Tradewinds serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of Tradewinds. The principal business address of each person is 2049 Century Park East, 20th Floor, Los Angeles, California 90067.

--------------------- ------------------------------- ----------------------------------------------
Name                    Positions and Offices with    Other Business, Profession, Vocation or
                                Tradewinds            Employment During the Past Two Years
--------------------- ------------------------------- ----------------------------------------------
                                                      Chief Executive Officer (since 1999-2006) and
Michael C. Mendez                President            President (1999-2006) of NWQ Investment
                                                      Management Company, LLC.
--------------------- ------------------------------- ----------------------------------------------
                                                      Managing Director and Portfolio Manager
David Iben, CFA        Chief Investment Officer and   (1996-2006) of NWQ Investment Management
                             Managing Director        Company, LLC.
--------------------- ------------------------------- ----------------------------------------------
                                                      Managing Director and Portfolio Manager
                                                      (2005-2006) of NWQ Investment Management
Paul Hechmer               Managing Director and      Company, LLC. Vice President and Portfolio
                             Portfolio Manager        Manager (2002-2005) for Registrant Investment
                                                      Management Company, LLC.
--------------------- ------------------------------- ----------------------------------------------
                        Managing Director, General
Jane K. Crist          Counsel and Chief Compliance   Attorney, Private Practice emphasizing
                                  Officer             securities matters (1985-2006)
--------------------- ------------------------------- ----------------------------------------------
                                                      Managing Director and International Equity
Peter Boardman         Managing Director and Equity   Analyst (2005-2006) of NWQ Investment
                                  Analyst             Management Company, LLC
--------------------- ------------------------------- ----------------------------------------------

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) Under the Securities Act of 1933, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the Township of Cascade, and State of Michigan, on the 18th day of April 2007.

________________________________________________________________________________

                                                        ACTIVA MUTUAL FUND TRUST
________________________________________________________________________________

                                                           By /s/ Allan D. Engel
                                                              ------------------
                                                                  ALLAN D. ENGEL
                                                                  President
________________________________________________________________________________

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
________________________________________________________________________________
Signature                  Title and Capacity                       Date
________________________________________________________________________________


/s/ Allan D. Engel         Principal Executive and             April 18, 2007
-----------------
ALLAN D. ENGEL             Financial Officer

/s/ James J. Rosloniec     Trustee                             April 18, 2007
----------------------

DONALD H. JOHNSON          Trustee

WALTER T. JONES            Trustee

RICHARD E. WAYMAN          Trustee


By  /s/ Allan D. Engel                                         April 18, 2007
    -----------------
    ALLAN D. ENGEL
    (Attorney-in-Fact)

                                POWER OF ATTORNEY



         WHEREAS, ACTIVA MUTUAL FUNDS TRUST (herein referred to as the Trust), files with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and of the Investment Company Act of 1940, as amended, its Registration Statement relating to the sale of shares of Beneficial Interest ("Common Stock") of Amway Mutual Fund (the "Fund"), a Series of the Trust; and

         WHEREAS, each of the undersigned holds the office or offices in the Trust herein below set opposite his name, respectively;

         WHEREAS, THEREFORE, each of the undersigned hereby constitutes and appoints ALLAN D. ENGEL, individually, his attorney, with full power of substitution and with full power to act for him and in his name, place, and stead to sign his name, in the capacity or capacities set forth below, to the Registration Statement, relating to the sale of shares of Common Stock in the Funds, and to any and all amendments to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 4th day of December 2006.


         Donald H. Johnson, Trustee


         Walter T. Jones, Trustee


         Richard E. Wayman, Trustee


STATE OF MICHIGAN}
                              }SS
COUNTRY OF KENT   }

         I, Patricia S. Grooters, a Notary Public in and for the County and State aforesaid, do hereby certify that the above-named Trustees, DONALD H. JOHNSON, WALTER T. JONES and RICHARD E. WAYMAN, of ACTIVA MUTUAL FUNDS TRUST, known to me and to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he executed the same instrument as his free and voluntary act and deed, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereto set my hand and notarial seal this 4th day of December 2006.


                            /s/ Patricia S. Grooters
                                --------------------
                                Patricia S. Grooters
                                  Notary Public

                     CERTIFIED COPY OF CORPORATE RESOLUTION


         I, Allan D. Engel, Secretary of Activa Mutual Fund Trust, a Delaware business trust, having its principal place of business at 2905 Lucerne SE, Grand Rapids, Michigan 49546, hereby certify that the following is an extract from the minutes of a regular meeting of the Board of Trustees of said Trust held on December 4, 2006:

REGISTRATION STATEMENT REVIEW / POST EFFECTIVE AMENDMENT

         Mr. Engel reviewed with members of the Board of Trustees the fact that the Fund's Post-Effective Amendment would be filed during February 2007 and the filing would be made pursuant to Rule 485 of the Securities Act of 1933. Also, Mr. Engel indicated that the filing would be made utilizing the Power of Attorney granted by the disinterested Trustees to Allan D. Engel, President.

         Following discussion by the Board, upon a motion by Mr. Johnson, seconded by Mr. Jones, the Board unanimously adopted the following resolutions:

         RESOLVED: That the Board of Trustees hereby approve for filing the Fund's Post Effective Amendment No. 57 and any subsequent amendment relating to this filing pursuant to Rule 485 of the Securities Act of 1933;

         FURTHER RESOLVED: That the Power of Attorney executed by the disinterested Trustees of the Fund, dated December 4, 2006 is hereby approved for use in conjunction with Post Effective Amendment No. 57 and any subsequent amendment relating to this filing; and

         FURTHER RESOLVED: That the Officers are hereby authorized to make all appropriate filings with the Securities and Exchange Commission and state regulatory authorities.

         I further certify that the foregoing resolutions are still in full force and effect.

       Dated this 4th day of December 2006.


                                             /s/ Allan D. Engel
                                             -----------------------------------
                                             Allan D. Engel
                                             Secretary, Activa Mutual Fund Trust

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